UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4676

Harbor Funds

(Exact name of registrant as specified in charter)

111 South Wacker Drive, 34th Floor

Chicago, Illinois 60606-4302

(Address of principal executive offices) (Zip code)

David G. Van Hooser	Christopher P. Harvey, Esq.
HARBOR FUNDS	DECHERT LLP
111 South Wacker Drive, 34th Floor	200 Clarendon Street – 27th Floor
Chicago, Illinois 60606-4302	Boston, MA 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 443-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2009

ITEM 1 – REPORTS TO STOCKHOLDERS

The following are copies of reports transmitted to shareholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

October 31, 2009

Domestic Equity Funds

Growth Funds

Harbor Capital Appreciation Fund

Harbor Mid Cap Growth Fund

Harbor Small Cap Growth Fund

Value Funds

Harbor Large Cap Value Fund

Harbor Mid Cap Value Fund

Harbor Small Cap Value Fund

Harbor Small Company Value Fund

Harbor Domestic Equity Funds

ANNUAL REPORT OVERVIEW

Harbor Funds’ fiscal year ended October 31, 2009. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The waivers may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The unmanaged indices do not reflect fees and expenses and are not available for direct investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

	Total Return Year Ended October 31, 2009
	Institutional Class	Administrative Class	Investor Class
GROWTH FUNDS
Harbor Capital Appreciation Fund	22.31%	21.97%	21.85%
Harbor Mid Cap Growth Fund	10.12	10.02	9.93
Harbor Small Cap Growth Fund	14.50	14.09	14.01
VALUE FUNDS
Harbor Large Cap Value Fund	3.01	2.57	2.60
Harbor Mid Cap Value Fund	25.53	25.26	25.02
Harbor Small Cap Value Fund	8.28	8.00	7.86
Harbor Small Company Value Fund[1]	32.72	32.25	32.32

COMMONLY USED MARKET INDICES	Total Return Year Ended October 31, 2009
Dow Jones Wilshire 5000; entire U.S. stock market	11.34%
Russell 3000® Index; entire U.S. stock market	10.83
Standard & Poor’s 500 (S&P 500); large cap, domestic equity	9.80
Russell 1000® Growth; large cap, domestic equity	17.51
Russell Midcap® Growth; domestic equity	22.48
Russell 2000® Growth; small cap, domestic equity	11.34
Russell 1000® Value; large cap, domestic equity	4.78
Russell Midcap® Value; domestic equity	14.52
Russell 2000® Value; small cap, domestic equity	1.96

1

Harbor Domestic Equity Funds

ANNUAL REPORT OVERVIEW—Continued

	EXPENSE RATIOS[2]					Morningstar Average[3] (Unaudited)
	2005	2006	2007	2008	2009
GROWTH FUNDS
Harbor Capital Appreciation Fund
Institutional Class	0.68%	0.67%	0.66%	0.67%	0.69%	0.98%
Administrative Class	0.92	0.92	0.92	0.92	0.94	1.31
Investor Class	1.10	1.07	1.04	1.05	1.06	1.30
Harbor Mid Cap Growth Fund
Institutional Class	0.95%	0.94%	0.89%	0.87%	0.90%	1.12%
Administrative Class	1.18	1.18	1.14	1.12	1.15	1.41
Investor Class	1.38	1.32	1.27	1.25	1.26	1.43
Harbor Small Cap Growth Fund
Institutional Class	0.84%	0.82%	0.82%	0.84%	0.88%	1.29%
Administrative Class	1.09	1.07	1.07	1.09	1.13	1.57
Investor Class	1.27	1.22	1.20	1.21	1.25	1.63
VALUE FUNDS
Harbor Large Cap Value Fund
Institutional Class	0.70%	0.68%	0.68%	0.68%	0.71%	0.95%
Administrative Class	0.95	0.93	0.93	0.93	0.96	1.27
Investor Class	1.10	1.08	1.06	1.05	1.07	1.30
Harbor Mid Cap Value Fund
Institutional Class	0.95%	0.95%	0.95%	0.95%	0.98%	1.12%
Administrative Class	1.18	1.18	1.19	1.20	1.23	1.40
Investor Class	1.38	1.32	1.33	1.32	1.35	1.42
Harbor Small Cap Value Fund
Institutional Class	0.83%	0.83%	0.83%	0.84%	0.87%	1.21%
Administrative Class	1.08	1.08	1.08	1.09	1.12	1.48
Investor Class	1.26	1.23	1.21	1.22	1.24	1.52
Harbor Small Company Value Fund[1]
Institutional Class	N/A	N/A	0.95%[a,b]	0.95%	0.95%	1.21%
Administrative Class	N/A	N/A	1.20 [a,b]	1.20	1.20	1.48
Investor Class	N/A	N/A	1.33 [a,b]	1.32	1.32	1.52

1	Effective October 31, 2009, Harbor SMID Value Fund was renamed Harbor Small Company Value Fund.
2	Harbor Funds’ expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements. (See Financial Highlights).
3	Institutional Class comparison includes all actively managed no-load funds with 12b-1 fees less than or equal to 0.25% in the October 31, 2009 Morningstar Universe with the same investment style as the comparable Harbor Funds’ portfolio. Administrative and Investor Class comparisons includes all actively managed no-load funds with 12b-1 fees less than or equal to 0.25% in the October 31, 2009 Morningstar Universe, excluding the Institutional Share Class Funds, with the same investment style as the comparable Harbor Funds’ portfolio.
a	Annualized.
b	For the period May 1, 2007 (inception) through October 31, 2007.

2

Letter from the Chairman

David G. Van Hooser Chairman

Dear Fellow Shareholder:

The fiscal year ended October 31, 2009 was one of the most remarkable years in history for the financial markets. As the fiscal year began, domestic equity markets were experiencing declines of a magnitude last seen over 70 years ago. Certain segments of the credit markets had very limited liquidity and fixed income investors were seeking the safety of U.S. Treasury securities. The financial crisis broadened into an economic crisis with declines in domestic spending and consumer confidence and an increase in unemployment. These conditions were not confined to the U.S. Almost every market and economy in the world was experiencing a similar or related crisis.

The financial and economic environment had a severe impact on domestic equity markets early in fiscal 2009. The domestic equity market, as measured by the Wilshire 5000 Total Market Index was down 29.01% from the end of fiscal 2008 (October 31, 2008) to March 9, 2009. Then, when many prognosticators thought the equity market could only get worse, equity markets around the world staged a stunning recovery as investors began to focus on early indications suggesting that financial and economic conditions were starting to improve. The Wilshire 5000 rose 56.81% from March 9 to October 31 to finish up 11.32% for fiscal 2009.

Harbor Domestic Equity Funds

In such a roller-coaster market environment, the Harbor Funds lineup of domestic equity funds generally performed well as shown in the table below.

	AVERAGE ANNUAL RETURNS PERIODS ENDED OCTOBER 31, 2009
Harbor Domestic Equity Funds		Annualized
Growth Funds	1 Year	5 years	10 years
Harbor Capital Appreciation Fund (Institutional Class)	22.31%	2.83%	-1.58%
Russell 1000® Growth	17.51%	1.27%	-3.39%

Harbor Mid Cap Growth Fund (Institutional Class)	10.12%	3.61%	N/A
Russell Midcap® Growth	22.48%	2.22%	N/A

Harbor Small Cap Growth Fund (Institutional Class)	14.50%	0.87%	N/A
Russell 2000® Growth	11.34%	0.95%	N/A

Value Funds
Harbor Large Cap Value Fund (Institutional Class)	3.01%	0.70%	1.99%
Russell 1000® Value	4.78%	-0.05%	1.70%

Harbor Mid Cap Value Fund (Institutional Class)	25.53%	1.15%	N/A
Russell Midcap® Value	14.52%	2.05%	N/A

Harbor Small Cap Value Fund (Institutional Class)	8.28%	0.07%	N/A
Russell 2000® Value	1.96%	0.08%	N/A

Harbor Small Company Value Fund (Institutional Class)	32.72%	N/A	N/A
Russell 2000® Value	1.96%	N/A	N/A

Five of the seven domestic equity funds (Institutional Class) outperformed their benchmarks for the fiscal year. The Harbor Capital Appreciation Fund (Institutional Class) had a return of 22.31% for the fiscal year, comfortably outperforming its benchmark, the Russell 1000® Growth Index, by 480 basis points. (A basis point is one-hundredth of one percent.) The Harbor Small Cap Growth Fund (Institutional Class) with a return of 14.50% outperformed its Russell 2000® Growth benchmark by 316 basis points.

The two domestic equity funds that are managed in a deep value style had the strongest performances, on both an absolute and relative basis, of any of the Harbor domestic equity funds. The Harbor Mid Cap Value Fund (Institutional Class) had a return of 25.53%, exceeding by 1,101 basis points the return of its benchmark, the Russell Midcap® Value Index. The Harbor Small Company Value Fund (Institutional Class) had a return of 32.72% for the year, outperforming its Russell 2000® Value Index benchmark by a 3,076 basis points. While the fiscal 2009 performance of our two deep value managers was impressive, every investor should remember that such performance was a function of unusual market conditions that are unlikely to be repeated in fiscal 2010. Deep value managers seek to buy stocks that are out of favor with investors at the time of purchase. When such stocks recover, their returns can sometimes exceed the return of the broader market by a wide margin. While such recoveries are gratifying, deep value funds and managers, like all funds and managers, should be evaluated based on their longer term performance and not the performance of any single year.

We were disappointed in the performance of the Harbor Mid Cap Growth Fund in fiscal 2009. Following four years of solid performances, the Harbor Mid Cap Growth Fund had a return of 10.12%, trailing its Russell Midcap® Growth Index by 1,236 basis points.

As always, we would encourage investors to maintain a long-term focus in evaluating their investments, including Harbor Funds. Comments by the portfolio managers of each domestic equity fund can be found in the pages preceding the respective Fund’s portfolio of investments.

3

International, Commodity and Fixed Income Markets

While domestic equity markets were improving, international equity markets were showing even stronger results. The MSCI EAFE Index of stocks in developed overseas markets had a return of 27.71% (in U.S. dollars). For U.S.-based investors, international returns as measured by the MSCI EAFE Index were aided by almost 1,400 basis points due to the weaker U.S. dollar in fiscal 2009. Emerging markets staged a robust recovery, with the MSCI Emerging Markets Index posting a gain of 64.13%.

Commodity prices began the year on a downward trend but later recovered as the global economic outlook showed signs of improvement. The Dow Jones-UBS Commodity Index Total Return was virtually unchanged for the fiscal year.

The broad based U.S. investment-grade bond market, as measured by the Barclays Capital U.S Aggregate Index, was up 13.79% as investors became more comfortable with riskier fixed income investments during fiscal 2009. The high-yield bond market, down by more than 25% in the prior fiscal year, was the best overall performing fixed income asset class, with a return of more than 48% in fiscal 2009. The yield of the 10-Year Treasury Note was 3.39% on October 31, 2009, down from 3.97% at the end of fiscal 2008. Money market yields were only a few basis points at fiscal year end as the Federal Reserve in December 2008 reduced the federal funds target rate to a range of 0% to 0.25%.

	RETURNS FOR PERIODS ENDED OCTOBER 31, 2009
		Annualized
Domestic Equities	1 Year	5 Years	10 Years	30 Years
Dow Jones Wilshire 5000 (entire U.S. stock market)	11.34%	1.06%	0.06%	11.05%
S&P 500 (large cap stocks)	9.80	0.33	-0.95	11.20
Russell Midcap® (mid cap stocks)	18.75	2.40	5.09	12.65
Russell 2000® (small cap stocks)	6.46	0.59	4.11	10.52
Russell 3000® Growth	17.04	1.26	-3.14	9.91
Russell 3000® Value	4.56	-0.05	2.11	11.79

International & Global
MSCI EAFE (foreign stocks)	27.71%	5.10%	2.04%	9.75%
MSCI World (global stocks)	18.42	2.64	0.23	9.69
MSCI Emerging Markets	64.13	16.78	11.16	N/A

Strategic Markets
Dow Jones-UBS Commodity Index Total ReturnSM	0.10%	-0.39%	7.10%	N/A

Fixed Income
BofA Merrill Lynch US High Yield (high-yield bonds)	48.79%	6.02%	6.28%	N/A
Barclays Capital Aggregate (domestic bonds)	13.79	5.05	6.31	8.91%
BofA Merrill Lynch 3-Month Treasury Bills (proxy for money market returns)	0.30	3.09	3.07	6.11

Fund Changes

Effective October 31, 2009, the former Harbor SMID Value Fund was renamed the Harbor Small Company Value Fund and, consistent with the Fund’s new name, its benchmark was changed from the Russell 2500™ Value Index to the Russell 2000® Value Index. These changes are designed to align the Fund’s name and benchmark more closely with the Fund’s emphasis on companies in the small-cap value segment of the market. Evercore Asset Management continues to serve as the Fund’s subadviser.

The Harbor Small Company Growth Fund ceased operations on October 30, 2009 and assets remaining were liquidated with the proceeds returned to shareholders. The Board of Trustees of Harbor Funds determined that liquidating the Harbor Small Company Growth Fund would be in the best interest of the Fund and its shareholders since the asset level of the fund did not appear to be sustainable over the long term.

Investing for the Long Term

The dramatic market declines in late fiscal 2008 and early fiscal 2009, followed by the sharp increase in the markets since March 2009, caused even the most experienced investors to reconsider the level of risk they are willing to accept. Investing in equity and debt markets involves taking risks. Markets are uncertain and no one can predict consistently how the equity and debt markets will perform in the shorter term.

Over the years, experienced investors have learned that a diversified portfolio of stocks, bonds, and cash in an asset allocation that is consistent with their investment objectives and risk tolerance can be helpful in managing the risk and uncertainty of the markets.

Harbor Funds offers a range of domestic and international equity, strategic markets, and fixed income funds to help investors create an asset allocation plan to help each investor achieve their investment objectives.

Thank you for your investment in Harbor Funds.

December 17, 2009

David G. Van Hooser

Chairman

4

Harbor Capital Appreciation Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Jennison Associates LLC

466 Lexington Avenue

New York, NY 10017

PORTFOLIO MANAGER

Spiros Segalas

Since 1990

Jennison has subadvised the Fund since 1990.

INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Mid to large cap growth stocks.

Spiros Segalas

Management’s Discussion of Fund Performance

MARKET REVIEW

The fiscal year ended October 31, 2009, was marked by a severe decline in financial markets followed by an even sharper rebound. The credit crisis that began in 2007 escalated as the fiscal year began, prompting unprecedented coordination between the U.S. Treasury and Federal Reserve in efforts to resuscitate credit markets and stabilize the financial system. A collapsing housing market, debt deflation, rising unemployment, and stalled production and consumption contributed to the most severe recession since the Great Depression.

President Obama moved swiftly after his inauguration in January 2009 to revive the economy. New programs designed to thaw credit and address the issue of distressed bank loans were introduced, capital was injected into major financial institutions, and an almost $800 billion fiscal stimulus package was enacted.

In the second half of the fiscal year, signs of economic stabilization led to a strong resurgence in the U.S. equity market. Distressed sale prices, low interest rates, increased mortgage credit, and first-time homebuyers’ tax credits stimulated housing activity. Stimulus measures revitalized car sales, and declines in retail sales and corporate revenue moderated.

After contracting steeply at the end of calendar year 2008 and in the first quarter of 2009, U.S. GDP grew 2.8% in 2009’s third quarter. However, unemployment, which climbed to 9.8% at the end of September, remained a substantial impediment to growth and suggested an uneven path to recovery.

PERFORMANCE

The Harbor Capital Appreciation Fund advanced 22.31% (Institutional Class), 21.97% (Administrative Class), and 21.85% (Investor Class) in the fiscal year. The Fund outperformed its Russell 1000® Growth Index benchmark, which rose 17.51%, and the broader market, as represented by the S&P 500 Index, which climbed 9.80%.

Technology positions contributed most to positive return. Apple’s gain was fueled by better-than-expected iPod and iPhone sales. The company’s cutting-edge software for managing, editing, and sharing content is making Apple a prime beneficiary of the digitization of music, photos, and video. With iPhone, Apple is also seeing significant incremental growth in the mobile phone market. We believe the company’s creativity and innovation in product design and marketing will continue to drive share gains.

Internet search leader Google advanced on solid earnings growth and margin expansion. We consider Google’s technological lead and dominant position in Internet search a unique strength that has enabled it to monetize search traffic at a meaningfully higher rate than its competitors. Google’s continued investment in capacity and research and development should, we believe, lead to new streams of revenue through product, format, and technological innovation.

In the consumer discretionary sector, Amazon.com rose more than 100%. The world’s largest online retailer’s strong earnings reflected an ongoing secular shift toward e-commerce and the company’s market share gains.

5

Harbor Capital Appreciation Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Google Inc.	4.9%
Apple Inc.	4.5%
Amazon.com Inc.	4.1%
Microsoft Corp.	3.6%
VISA Inc.	3.2%
Qualcomm Inc.	2.9%
Goldman Sachs Group Inc.	2.8%
Medco Health Solutions Inc.	2.7%
Gilead Sciences Inc.	2.7%
Mastercard Inc. (US)	2.5%

Goldman Sachs was a standout performer in financials, advancing on strong earnings and revenue. We expect the company to continue to benefit from its solid balance sheet and deft navigation of the uneven market environment.

In health care, Alcon rose on better-than-expected earnings and moves by Swiss pharmaceutical company Novartis to buy a majority stake in the optical care leader. Pharmacy-benefits manager Medco Health Solutions gained on strong retail prescriptions and operating leverage.

Key individual detractors from return included Celgene, Thermo Fisher Scientific, and Wal-Mart Stores. Thermo, a provider of instruments and services to scientists and manufacturers, declined on disappointing earnings and revenue, while Wal-Mart fell on currency exchange headwinds, tough comparable-store sales comparisons, and gross margin issues related to food price deflation and price competition. We eliminated the Fund’s positions in both stocks.

Celgene declined on concerns that its drug Revlimid might not meet high sales expectations. Already approved in multiple myeloma patients who have failed other therapies, Revlimid is being tested as a first-line treatment for the blood cancer. We like the prospects for its approval as an initial therapy and believe the drug could eventually be approved to treat other diseases, such as non-Hodgkin’s lymphoma and chronic lymphocytic leukemia.

OUTLOOK AND STRATEGY

With the S&P 500 Index up substantially from its March 2009 low, investors are counting on revenue growth to supplant tight cost management as the primary driver of earnings growth. The rebound in global manufacturing is gaining steam and looks sufficiently strong to fuel GDP expansion over the balance of 2009. When revenue growth reaccelerates—something investors have begun to factor into earnings estimates for the coming year—many companies should be poised to exercise meaningful operating leverage.

There is reason for caution beyond the manifest headwind of high unemployment. There are concerns that fiscal stimulus may be overstating corporate performance, calling into question the durability of growth once the effects of stimulus wane or expire. At the same time, looming budget deficits and the need to finance them are pressuring the U.S. dollar. Proposed health care reform measures would increase future budget shortfalls, adding urgency to the search for additional revenue sources in the coming years. Expiration of Bush-era tax cuts at the end of 2010 makes tax rate increases virtually inevitable even without the added burden of budget deficits.

We are optimistic that the earnings growth of companies held in the portfolio, which in this recession has been driven largely by a keen focus on managing costs, will soon be spurred by top-line growth that is fueled by economic expansion and market share gains borne of weakened competition and new product introductions. The portfolio holds a slightly greater number of stocks now than it did at the beginning of 2009, as we anticipate more companies are fundamentally positioned to outperform despite what may be an uneven and fitful path to recovery.

This report contains the current opinions of Jennison Associates LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

6

Harbor Capital Appreciation Fund

FUND SUMMARY—October 31, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2012

Cusip	411511504

Ticker	HACAX

Inception Date	12/29/1987

Net Expense Ratio	0.69%

Total Net Assets (000s)	$7,159,390

ADMINISTRATIVE CLASS

Fund #	2212

Cusip	411511827

Ticker	HRCAX

Inception Date	11/01/2002

Net Expense Ratio	0.94%

Total Net Assets (000s)	$310,392

INVESTOR CLASS

Fund #	2412

Cusip	411511819

Ticker	HCAIX

Inception Date	11/01/2002

Net Expense Ratio	1.06%

Total Net Assets (000s)	$536,173

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Weighted Average Market Cap (MM)	$70,924	$72,863

Price/Earning Ratio (P/E)	26.3x	20.3x

Price/Book Ratio (P/B)	4.5x	3.9x

Beta vs. Russell 1000® Growth Index	0.91	1.00

Portfolio Turnover Rate (Year Ended 10/31/2009)	72%	N/A

FUND CATEGORY

The style box reflects the weighted average of the market capitalization and style of the collective portfolio; individual investments may have different characteristics.

SECTOR ALLOCATION (% of investments)

(Excludes short-term investments)

7

Harbor Capital Appreciation Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11/01/1999 through 10/31/2009

The graph compares a $50,000 investment in the Fund with the performance of the Russell 1000® Growth Index and the S&P 500 Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2009
Harbor Capital Appreciation Fund
Institutional Class	22.31%	2.83%	-1.58%	12/29/1987	$42,649
Comparative Indices
Russell 1000® Growth	17.51	1.27	-3.39	—	$35,401
S&P 500	9.80	0.33	-0.95	—	$45,450

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 10/31/2009

The graph compares a $10,000 investment in the Fund with the performance of the Russell 1000® Growth Index and the S&P 500 Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2009
Harbor Capital Appreciation Fund
Administrative Class	21.97%	2.56%	5.44%	11/01/2002	$14,484
Investor Class	21.85	2.42	5.24	11/01/2002	$14,294
Comparative Indices
Russell 1000® Growth	17.51	1.27	4.29	—	$13,415
S&P 500	9.80	0.33	4.31	—	$13,440

As stated in the Fund’s current prospectus, the expense ratios were 0.70% (Institutional Class); 0.95% (Administrative Class); and 1.07% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

8

Harbor Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS—October 31, 2009

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 1.6%)

COMMON STOCKS—98.4%

Shares		Value (000s)

AEROSPACE & DEFENSE—1.2%
578,300	Precision Castparts Corp.	$55,245
612,060	United Technologies Corp.	37,611

		92,856

AUTO COMPONENTS—0.6%
2,148,400	Johnson Controls Inc.	51,390

BEVERAGES—2.0%
2,699,250	PepsiCo Inc.	163,440

BIOTECHNOLOGY—5.1%
2,804,200	Celgene Corp.*	143,154
5,024,200	Gilead Sciences Inc.*	213,780

COMMON STOCKS—Continued

Shares		Value (000s)

BIOTECHNOLOGY—Continued
1,416,100	Vertex Pharmaceuticals Inc.*	$47,524

		404,458

CAPITAL MARKETS—4.3%
5,971,700	Charles Schwab Corp.	103,549
1,315,600	Goldman Sachs Group Inc.	223,876
473,900	Morgan Stanley	15,222

		342,647

CHEMICALS—0.8%
789,900	Praxair Inc.	62,750

COMMUNICATIONS EQUIPMENT—5.4%
8,569,990	Cisco Systems Inc.*	195,824
5,680,330	Qualcomm Inc.	235,223

		431,047

COMPUTERS & PERIPHERALS—9.4%
1,904,042	Apple Inc.*	358,912
3,744,500	Hewlett-Packard Co.	177,714
814,500	International Business Machines Corp.	98,237
4,227,600	NetApp Inc.*	114,356

		749,219

DIVERSIFIED FINANCIAL SERVICES—0.9%
1,789,400	JP Morgan Chase & Co.	74,743

ELECTRONIC EQUIPMENT & INSTRUMENTS—0.9%
2,909,538	Agilent Technologies Inc.*	71,982

ENERGY EQUIPMENT & SERVICES—2.9%
2,553,600	Schlumberger Ltd.	158,834
4,231,300	Weatherford International Ltd.*	74,175

		233,009

FOOD & STAPLES RETAILING—2.8%
1,621,493	Costco Wholesale Corp.	92,182
3,828,000	CVS/Caremark Corp.	135,128

		227,310

FOOD PRODUCTS—1.4%
2,266,719	Cadbury plc (UK)	28,665
2,716,500	Unilever plc.	81,545

		110,210

HEALTH CARE EQUIPMENT & SUPPLIES—4.2%
1,290,091	Alcon Inc.	184,212
2,746,100	Baxter International Inc.	148,454

		332,666

HEALTH CARE PROVIDERS & SERVICES—2.7%
3,876,500	Medco Health Solutions Inc.*	217,549

HOTELS, RESTAURANTS & LEISURE—0.9%
2,971,671	Marriott International Inc.	74,470

HOUSEHOLD PRODUCTS—1.8%
1,799,000	Colgate-Palmolive Co.	141,455

INTERNET & CATALOG RETAIL—4.1%
2,741,000	Amazon.com Inc.*	325,658

INTERNET SOFTWARE & SERVICES—6.5%
190,462	Baidu Inc. ADR (CHN)*[1]	71,979
734,691	Google Inc.*	393,883
3,123,900	Tencent Holding Ltd.	55,261

		521,123

9

Harbor Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

IT SERVICES—5.7%
898,462	Mastercard Inc.	$196,781
3,373,500	VISA Inc.	255,577

		452,358

LIFE SCIENCE TOOLS & SERVICES—0.5%
1,109,500	Illuminia Inc.	35,615

MEDIA—1.9%
5,661,500	Walt Disney Co.	154,955

MULTILINE RETAIL—3.3%
2,304,963	Kohl’s Corp.*	131,890
2,797,263	Target Corp.	135,471

		267,361

OIL, GAS & CONSUMABLE FUELS—6.2%
2,314,400	Occidental Petroleum Corp.	175,617
2,810,900	Petroleo Brasileiro SA ADR[1] (BR)	129,920
2,921,000	Southwestern Energy Co.*	127,297
1,901,500	Suncor Energy Inc.	62,787

		495,621

PHARMACEUTICALS—8.0%
1,888,700	Abbott Laboratories	95,512
3,373,828	Mylan Inc.*	54,791
1,614,000	Novartis AG ADR	83,847
3,907,500	Roche Holdings AG Sponsored ADR (SWS)	155,909
1,612,390	Shire plc ADR	85,940
3,305,100	Teva Pharmaceutical Industries Ltd. ADR (IL)[1]	166,842

		642,841

ROAD & RAIL—1.0%
1,501,307	Union Pacific Corp	82,782

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.9%
2,908,800	Analog Devices Inc.	74,553

COMMON STOCKS—Continued

Shares		Value (000s)

SOFTWARE—9.6%
5,336,150	Adobe Systems Inc.*	$175,773
10,395,140	Microsoft Corp.	288,257
5,299,600	Oracle Corp.	111,822
1,403,471	Salesforce.com Inc.*	79,647
1,920,500	SAP AG ADR[1]	86,941
744,400	Vmware Inc.*	28,607

		771,047

SPECIALTY RETAIL—0.9%
1,782,335	Tiffany & Co.	70,028

TEXTILES, APPAREL & LUXURY GOODS—2.5%
1,323,400	Coach Inc.	43,632
2,563,134	Nike Inc.	159,376

		203,008

TOTAL COMMON STOCKS (Cost $6,465,087)		7,878,151

SHORT-TERM INVESTMENTS—0.4%
(Cost $34,945)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$34,945	Repurchase Agreement with State Street Corp. dated October 30, 2009 due November 2, 2009 at 0.010% collateralized by US Treasury Notes (market value $35,645)	34,945

TOTAL INVESTMENTS—98.8% (Cost $6,500,032)		7,913,096

CASH AND OTHER ASSETS, LESS LIABILITIES—1.2%		92,859

TOTAL NET ASSETS—100.0%		$8,005,955

FAIR VALUE MEASUREMENTS

Repurchase Agreements valued at $34,945 are classified as Level 2. All other holdings at October 31, 2009 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at any point during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

BR	Brazil.

CHN	China.

IL	Israel.

SWS	Switzerland.

UK	United Kingdom.

The accompanying notes are an integral part of the Financial Statements.

10

Harbor Mid Cap Growth Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Wellington Management Company, LLP

75 State Street

Boston, MA 02109

PORTFOLIO MANAGER

Michael T. Carmen, CFA, CPA

Since 2005

EQUITY RESEARCH ANALYST

Mario E. Abularach,

CFA

Since 2006

Wellington Management has subadvised the Fund since September 20, 2005.

INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Mid cap companies with significant capital appreciation potential.

Michael T. Carmen

Management’s Discussion of Fund Performance

MARKET REVIEW

After registering their sixth straight quarterly decline in the first quarter of calendar 2009, U.S. equity markets rose sharply as investors interpreted a slowdown in the pace of economic weakening as a sign that a bottoming process for the global economy had begun. Markets reacted positively to the responsiveness of many companies in trimming cost structures and realigning operations to meet a softer demand outlook. Many larger banks, brokerage firms, and real estate companies successfully launched capital raises, shoring up balance sheets and investor confidence. In the third calendar quarter, equity markets extended the rally. With the Federal Reserve maintaining interest rates at near zero, investors shifted back into riskier assets, and many stocks that had been punished during the financial crisis rebounded sharply. Signs of economic stabilization overshadowed concerns about high unemployment and weak home prices.

For the fiscal year ended October 31, 2009, mid cap stocks (up 18.2%) outperformed both large cap stocks (up 9.8%) and small cap stocks (up 6.5%), as measured by the Standard & Poor’s Midcap 400 Index, the S&P 500 Index, and the Russell 2000® Index, respectively.

Within the Russell Midcap® Growth Index (up 22.48%), 9 of the 10 economic sectors posted positive returns. The materials (up 36%), information technology (up 32%), and consumer discretionary (up 29%) groups performed best, while telecommunication services (down 1%) was the only sector to post a decline.

PERFORMANCE

The Harbor Mid Cap Growth Fund returned 10.12% (Institutional Class), 10.02% (Administrative Class), and 9.93% (Investor Class) for the 12 months ended October 31, 2009, while its Russell Midcap® Growth Index benchmark finished up 22.48%. From a longer-term perspective, the Fund outperformed the index for the latest five-year period.

The Fund’s underperformance for Fiscal 2009 was the result of weak stock selection, most notably in the financials, information technology, health care, and materials groups. Strong stock selection in industrials and positive results from an above-index allocation to the consumer discretionary sector partially offset results.

Consumer discretionary holding Jarden was one of the largest relative contributors to the Fund’s absolute and relative performance. Shares of this consumer products company rose after its earnings exceeded expectations, helped by solid revenues, cost cuts, and market share gains. Industrials holding Aecom Technology, a global provider of professional technical and management support services, and information technology holding Red Hat, an enterprise software and services company, were also among the largest contributors to both absolute and relative performance.

The Fund’s relative performance also benefited from an overweighted exposure to the consumer discretionary sector, which was one of the top-performing groups in the index.

Holdings within financials detracted significantly from both relative and absolute performance. A number of insurance stocks, including Marsh & McLennan, WR Berkley, and ACE Limited, were among the largest detractors in this sector.

11

Harbor Mid Cap Growth Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Jarden Corp.	2.2%
Hanesbrands Inc.	2.1%
Ingersoll Rand plc.	1.7%
SXC Health Solutions Corp.	1.7%
Best Buy Co. Inc.	1.7%
Herbalife Ltd.	1.6%
Coach Inc.	1.6%
Urban Outfitters Inc.	1.6%
Seagate Technology	1.5%
BE Aerospace Inc.	1.5%

Consumer discretionary holding Corinthian Colleges was the largest single detractor from the Fund’s relative performance. Shares of this post-secondary education services company were pressured as investors worried about regulatory issues and growth deceleration.

Also among the Fund’s largest detractors from both relative and absolute returns were industrials holding Covanta, a waste management and energy-from-waste services company; specialty chemical and engineered materials company Solutia, a holding in the materials sector; and Smithfield Foods, in the consumer staples group.

OUTLOOK AND STRATEGY

Our investment philosophy is based on four key underlying premises. First, we believe that changes in earnings expectations drive security prices. Second, we believe that tangible operating momentum precedes earnings momentum. Third, quality management will provide us with an opportunity to identify companies that will achieve operating excellence. Finally, we believe that our valuation discipline helps control portfolio risk.

We employ this philosophy together with bottom-up fundamental analysis in an opportunistic investment approach in managing the Fund. We consider a very broad universe of available stocks within the mid cap market, typically focusing on companies with expected earnings growth of 15% or higher. To narrow the universe of available companies, we rely on intensive bottom-up fundamental proprietary research.

The Fund is largely constructed without regard to benchmark weightings by sector; however, we typically do not expect to exceed the benchmark weight by more than two times in any given sector. Bottom-up investment decisions resulted in an increase in exposure to the consumer discretionary group, the Fund’s largest sector overweight relative to the index as of October 31, 2009. We also remained overweight to the information technology sector. During the fiscal year, we moved from overweighted exposures to underweights in both the health care and financials sectors. At the end of the fiscal year, energy remained the Fund’s most significantly underweighted sector exposure relative to the benchmark.

This report contains the current opinions of Wellington Management Company, LLP at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Since the Fund may also hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

12

Harbor Mid Cap Growth Fund

FUND SUMMARY—October 31, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2019

Cusip	411511876

Ticker	HAMGX

Inception Date	11/01/2000

Net Expense Ratio	0.90%

Total Net Assets (000s)	$220,402

ADMINISTRATIVE CLASS

Fund #	2219

Cusip	411511793

Ticker	HRMGX

Inception Date	11/01/2002

Net Expense Ratio	1.15%

Total Net Assets (000s)	$211,996

INVESTOR CLASS

Fund #	2419

Cusip	411511785

Ticker	HIMGX

Inception Date	11/01/2002

Net Expense Ratio	1.26%

Total Net Assets (000s)	$42,970

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Weighted Average Market Cap (MM)	$4,992	$5,954

Price/Earning Ratio (P/E)	27.8x	22.0

Price/Book Ratio (P/B)	2.9	3.4

Beta vs. Russell Midcap® Growth Index	0.94	1.00

Portfolio Turnover Rate (Year Ended 10/31/2009)	177%	N/A

FUND CATEGORY

The style box reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

SECTOR ALLOCATION (% of investments)

(Excludes short-term investments)

13

Harbor Mid Cap Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11/01/2000 through 10/31/2009

The graph compares a $50,000 investment in the Fund with the performance of the Russell Midcap® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2009
Harbor Mid Cap Growth Fund
Institutional Class	10.12%	3.61%	-3.37%	11/01/2000	$36,723
Comparative Index
Russell Midcap® Growth	22.48	2.22	-2.49	—	$39,859

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 10/31/2009

The graph compares a $10,000 investment in the Fund with the performance of the Russell Midcap® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2009
Harbor Mid Cap Growth Fund
Administrative Class	10.02%	3.41%	8.39%	11/01/2002	$17,571
Investor Class	9.93	3.20	8.23	11/01/2002	$17,391
Comparative Index
Russell Midcap® Growth	22.48	2.22	7.79	—	$16,911

As stated in the Fund’s current prospectus, the expense ratios were 0.90% (Institutional Class); 1.15% (Administrative Class); and 1.28% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

14

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—October 31, 2009

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 2.4%)

COMMON STOCKS—97.6%

Shares		Value (000s)

AEROSPACE & DEFENSE—1.5%
405,000	BE Aerospace Inc.*	$7,181

AIRLINES—1.6%
356,300	Tam SA (BR)*	5,084
891,800	US Airways Group Inc.*	2,729

		7,813

BEVERAGES—1.1%
45,200	Coca-Cola Enterprises Inc.	862
169,600	Dr Pepper Snapple Group Inc.*	4,623

		5,485

BIOTECHNOLOGY—1.6%
198,200	Alkermes Inc.*	1,580
198,400	Amylin Pharmaceuticals Inc.*	2,190
47,825	Cephalon Inc.*	2,610
120,800	Seattle Genetics Inc.*	1,097

		7,477

BUILDING PRODUCTS—2.1%
152,200	Lennox International Inc.	5,124
416,400	Masco Corp.	4,893

		10,017

CAPITAL MARKETS—3.7%
205,500	Ameriprise Financial Inc.	7,125
287,100	Invesco Ltd.	6,072
118,268	Julius Baer Group Ltd. (SWS)	4,452

		17,649

CHEMICALS—3.5%
58,000	CF Industries Holdings Inc.	4,828
6,481,000	Huabao International Holdings Ltd. (CHN)	6,180
135,700	Scotts Miracle-Gro Corp.	5,512

		16,520

COMMERCIAL BANKS—0.5%
635,000	Huntington Bancshares Inc.	2,419

COMMERCIAL SERVICES & SUPPLIES—1.1%
219,100	Corrections Corp of America Inc.*	5,245

COMMUNICATIONS EQUIPMENT—3.2%
174,700	Juniper Networks Inc.*	4,457
306,100	Riverbed Technology Inc.*	6,272
725,300	Tellabs Inc.*	4,366

		15,095

COMPUTERS & PERIPHERALS—2.8%
289,600	Sandisk Corp.*	5,931
517,800	Seagate Technology	7,223

		13,154

CONSTRUCTION MATERIALS—1.3%
250,700	Eagle Materials Inc.	6,230

DIVERSIFIED CONSUMER SERVICES—2.1%
105,000	Brinks Home Sec Holdings Inc.*	3,253
415,900	Corinthian Colleges Inc.*	6,596

		9,849

DIVERSIFIED FINANCIAL SERVICES—0.6%
724,300	Great American Group Inc.*	3,078

15

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

ELECTRICAL EQUIPMENT—1.9%
115,170	Regal Beloit Corp.	$5,399
36,547	SMA Solar Tech AG (GER)	3,506

		8,905

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS—2.1%
66,400	Itron Inc.*	3,987
448,100	Jabil Circuit Inc.	5,995

		9,982

ENERGY EQUIPMENT & SERVICES—0.7%
115,600	Smith International Inc.	3,206

FOOD PRODUCTS—1.3%
96,100	Green Mountain Coffee Roasters Inc.*	6,396

HEALTH CARE EQUIPMENT & SUPPLIES—4.5%
56,200	Beckman Coulter Inc.	3,615
91,300	Edwards Lifesciences Corp.*	7,025
291,900	Hologic Inc.*	4,314
25,900	Intuitive Surgical Inc.*	6,381

		21,335

HEALTH CARE TECHNOLOGY—1.7%
174,400	SXC Health Solutions Corp. (CAN)*	7,967

HOTELS, RESTAURANTS & LEISURE—3.3%
262,800	Cheesecake Factory Inc.*	4,777
72,000	Ctrip.com International Ltd. ADR (CHN)[1]	3,855
516,260	MGM Mirage Inc.*	4,786
58,300	WMS Industries Inc.*	2,331

		15,749

HOUSEHOLD DURABLES—4.5%
372,000	Jarden Corp.*	10,189
336,900	MRV Engenharia e Participacoes SA. (BR)	6,269
254,864	Tempur Pedic International Inc.*	4,937

		21,395

INTERNET & CATALOG RETAIL—0.3%
22,400	Blue Nile Inc.*	1,345

INTERNET SOFTWARE & SERVICES—1.9%
70,600	Equinix Inc.*	6,024
174,800	Rackspace Hosting Inc.*	2,928

		8,952

IT SERVICES—1.8%
156,400	NeuStar Inc. Cl. A*	3,613
263,300	Western Union Co.	4,784

		8,397

LEISURE EQUIPMENT & PRODUCTS—1.2%
292,242	Pool Corp.	5,722

MACHINERY—5.6%
106,300	Illinois Tool Works Inc.	4,881
263,800	Ingersoll Rand plc.	8,334
196,900	Kennametal Inc.	4,639
965,000	Mueller Water Products Inc.	4,323
156,200	Pentair Inc.	4,545

		26,722

MEDIA—2.4%
160,800	DreamWorks Animation SKG Inc.*	5,146
542,200	Focus Media Holding Ltd.* (CHN)	6,528

		11,674

COMMON STOCKS—Continued

Shares		Value (000s)

MULTILINE RETAIL—2.5%
176,600	Big Lots Inc.*	$4,424
106,700	Kohl’s Corp.*	6,105
962,500	Parkson Retail Group (CHN)	1,585

		12,114

OIL, GAS & CONSUMABLE FUELS—0.3%
215,389	Karoon Gas Australia Ltd. (AUS)*	1,487

PERSONAL PRODUCTS—1.6%
227,400	Herbalife Ltd.	7,652

PHARMACEUTICALS—3.1%
127,000	Auxilium Pharmaceuticals Inc.*	3,995
248,700	Daiichi Sankyo Co Ltd. (JP)	4,940
191,177	Elan Corp. plc ADR (IE)*[1]	1,042
136,196	Watson Pharmaceuticals Inc.*	4,688

		14,665

REAL ESTATE MANAGEMENT & DEVELOPMENT—0.7%
307,200	BR Malls Participacoes SA (BR)*	3,401

ROAD & RAIL—2.1%
105,500	JB Hunt Transport Services Inc.	3,171
669,200	Localiza Rent A Car Ltd. (BR)	7,028

		10,199

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—8.7%
189,700	Atheros Communications Inc.*	4,670
552,500	Cypress Semiconductors Corp.*	4,658
350,800	Marvell Technology Group Ltd.*	4,813
286,400	Maxim Integrated Products Inc.	4,774
410,000	Nvidia Corp.*	4,904
451,800	On Semiconductor Corp.*	3,023
1,331,230	RF Micro Devices Inc.*	5,298
403,100	Skyworks Solutions Inc.*	4,204
907,100	Triquint Semiconductor Inc.*	4,889

		41,233

SOFTWARE—4.8%
150,600	Adobe Systems Inc.*	4,961
184,200	BMC Software Inc.*	6,845
113,400	McAfee Inc.*	4,749
234,700	Red Hat Inc.*	6,058

		22,613

SPECIALTY RETAIL—7.9%
142,900	Advance Auto Parts Inc.	5,324
130,200	Aeropostale Inc.*	4,886
204,100	Best Buy Co. Inc.	7,793
315,700	Gap Inc.	6,737
242,850	Staples Inc.	5,270
235,500	Urban Outfitters Inc.*	7,390

		37,400

TEXTILES, APPAREL & LUXURY GOODS—5.2%
228,300	Coach Inc.	7,527
470,000	Hanesbrands Inc.*	10,162
170,200	Warnco Group Inc.*	6,898

		24,587

WIRELESS TELECOMMUNICATION SERVICES—0.8%
102,525	American Tower Corp.*	3,775

TOTAL COMMON STOCKS (Cost $414,286)		464,085

16

Harbor Mid Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—0.5%
(Cost $2,308)
Principal Amount (000s)		Value (000s)

REPURCHASE AGREEMENTS
$2,308	Repurchase Agreement with State Street Corp. dated October 30, 2009 due November 2, 2009 at 0.010% collateralized by Federal National Mortgage Association (market value $2,357)	$2,308

TOTAL INVESTMENTS—98.1% (Cost $416,594)		466,393

CASH AND OTHER ASSETS, LESS LIABILITIES—1.9%		8,975

TOTAL NET ASSETS—100.0%		$475,368

FAIR VALUE MEASUREMENTS

Repurchase Agreements valued at $2,308 are classified as Level 2. All other holdings at October 31, 2009 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at any point during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

AUS	Australia.

BR	Brazil.

CAN	Canada.

CHN	China.

GER	Germany.

IE	Ireland.

JP	Japan.

SWS	Switzerland.

The accompanying notes are an integral part of the Financial Statements.

17

Harbor Small Cap Growth Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Westfield Capital Management Company, L.P.

One Financial Center

24th Floor

Boston, MA 02111

PORTFOLIO MANAGERS

William Muggia

Lead Portfolio Manager

Since 2000

Arthur Bauernfeind

Since 2000

Matthew Strobeck

Since 2003

Ethan Meyers

Since 2000

Scott Emerman

Since 2002

Westfield has subadvised the Fund since its inception in 2000.

INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Small cap growth stocks demonstrating consistent or accelerating earnings growth.

William Muggia

Arthur Bauernfeind

Matthew Strobeck

Ethan Meyers

Scott Emerman

Management’s Discussion of Fund Performance

MARKET REVIEW

The stock market decline from the October 2007 highs continued well into the first calendar quarter of 2009 as further economic weakness and investor concerns of a systemic financial collapse drove stocks to new bear market lows. The market then rallied dramatically from the lows established in March, advancing over 20% in less than three weeks, seemingly catalyzed by a bounce in home sales, positive comments about financial results by Citigroup and J.P. Morgan, and evidence of a functional investment-grade credit market. The market advance started from a deeply oversold condition and was further propelled by evidence that economic conditions had become what many investors deemed “less bad.” Merger and acquisition volumes were down significantly year-on-year, but a flurry of activity late in the fiscal year suggests that corporate management teams are feeling increasingly optimistic. In addition, benign inflation readings have continued to provide cover for the Federal Reserve to remain accommodative.

PERFORMANCE

The Harbor Small Cap Growth Fund outperformed its Russell 2000® Growth Index benchmark for the year ended October 31, 2009. The Fund returned 14.50% (Institutional Class), 14.09% (Administrative Class), and 14.01% (Investor Class), while the index returned 11.34%. The Fund’s outperformance relative to the index was the result of positive stock selection within industrials, information technology, energy, and materials. The health care sector was the only notable source of relative weakness.

Industrials added nearly 360 basis points, or 3.60 percentage points, to relative returns. Mining equipment company Bucyrus was purchased in the spring and nearly doubled in the holding period. We estimate that 80% of the worldwide power generating capacity that will be added in the next decade will be built in the emerging markets. In our opinion, Bucyrus is well positioned to take advantage of this growth. Aegean Marine, a supplier of refined marine fuel to ships in port and at sea, rose over 100% and was one of the portfolio’s best absolute performers. The company continued to gain market share.

Stocks within information technology added over 280 basis points to relative returns. The sector was the second-best performer in the benchmark index, and a modestly overweighted exposure in the portfolio boosted relative gains. However, positive stock selection was the real driver of performance, as portfolio holdings in the sector returned over 43% in aggregate, compared to the benchmark’s sector return of 30%. In May, NetApp announced an agreement to purchase the outstanding shares of Data Domain, which we had added to the portfolio in February. Our position in Data Domain was sold on strength after EMC Corporation made an unsolicited offer for the company that was 20% higher than NetApp’s original bid. Red Hat, an open-source software development and licensing company, contributed meaningfully to relative performance. The portfolio’s position in Red Hat was increased twice as our independent research revealed a better tone of business than anticipated by Wall Street.

18

Harbor Small Cap Growth Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Nuance Communications Inc.	3.7%
Alexion Pharmaceuticals Inc.	2.8%
GEO Group Inc.	2.7%
SkillSoft plc (IE)	2.6%
Alpha Natural Resources Inc.	2.5%
Netflix Inc.	2.3%
ev3 Inc.	2.3%
United Therapeutics Corp.	2.3%
Exterran Holdings Inc.	2.3%
Quest Software Inc.	2.2%

The energy sector was a source of 210 basis points of relative gains. Foundation Coal rallied after agreeing to merge with Alpha Natural Resources in an all-stock transaction. While the portfolio’s position size was reduced shortly after the announcement, we remain bullish on prospects for the combined entity, given significant revenue and cost synergies. Within oil & gas equipment and services, Oil States International rose 49%. The company has consistently reported quarterly earnings above analyst expectations despite macroeconomic headwinds. We think that the company’s longer-cycle, oil-levered segments will continue to fuel superior operating results.

Materials contributed over 80 basis points to relative results. Thompson Creek Metals is a producer of molybdenum, used in high- strength steel alloys. The stock, which was among the portfolio’s best performers, was purchased in April and sold late in the summer after it reached our price target.

A large representation of health care stocks in the portfolio had a negative impact on performance as the sector lagged the market advance. Our sector overweight, combined with disappointing stock performance, led to a relative impact of approximately -450 basis points. Immucor, a manufacturer of automated blood-testing systems, received a subpoena in late April from the Department of Justice regarding its activities in the blood re-agents industry. While this inquiry created a psychological overhang for the stock, the company has been beating analyst estimates, has good visibility based on recent capital placements and the associated deferred revenue, and has a new-product cycle commencing in the end of 2009. We continued to hold the position. The Medicines Company was weak given continued uncertainty around the pending expiration of its patent on Angiomax, an anticoagulant. The patent is set to expire in 2010, and we believe there is strong support for an extension because of the cost benefit of the drug.

OUTLOOK AND STRATEGY

We believe that the U.S. economy likely bottomed late in the second calendar quarter of 2009 and has begun to grow. Inventories at nearly all levels of the production chain are low and replenishment is providing a cyclical uplift. Some economists think replenishment is a one-time event. We do not agree. Once production begins and workers are being paid, inventories will require normal replenishment. Furthermore, the very weak dollar should put U.S. exports back into world markets. Here in the States, much of the federal stimulus program won’t hit until 2010 and beyond. Valuation has remained supportive despite the dramatic run-up from the March market lows. Price-to-earnings multiples expanded from 9x to10x in February to a 15x to 20x range as of October 31, 2009, as the U.S. equities market staged a recovery while corporate profits continued to fall. We believe that the most compelling argument for stocks, however, is their attractiveness relative to other assets. As of October 31, 2009, the 10-year moving average of U.S. common stock total returns is negative. The public seems to have given up on stocks. The relatively better bond performance of late has driven a stampede into fixed income funds. Through September, bond funds experienced record net inflows while equity funds experienced net outflows. The investing public’s skepticism bolsters our bullish inclinations.

This report contains the current opinions of Westfield Capital Management Company, L.P. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Because the Fund typically invests in about 60-70 companies, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

19

Harbor Small Cap Growth Fund

FUND SUMMARY—October 31, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2010

Cusip	411511868

Ticker	HASGX

Inception Date	11/01/2000

Net Expense Ratio	0.88%

Total Net Assets (000s)	$317,168

ADMINISTRATIVE CLASS

Fund #	2210

Cusip	411511769

Ticker	HRSGX

Inception Date	11/01/2002

Net Expense Ratio	1.13%

Total Net Assets (000s)	$25,794

INVESTOR CLASS

Fund #	2410

Cusip	411511777

Ticker	HISGX

Inception Date	11/01/2002

Net Expense Ratio	1.25%

Total Net Assets (000s)	$20,974

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Weighted Average Market Cap (MM)	$1,739	$934

Price/Earning Ratio (P/E)	29.8x	24.1x

Price/Book Ratio (P/B)	2.6x	3.0x

Beta vs. Russell 2000® Growth Index	0.92	1.00

Portfolio Turnover Rate (Year Ended 10/31/2009)	57%	N/A

FUND CATEGORY

The style box reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

SECTOR ALLOCATION (% of investments)

(Excludes short-term investments)

20

Harbor Small Cap Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11/01/2000 through 10/31/2009

The graph compares a $50,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2009
Harbor Small Cap Growth Fund
Institutional Class	14.50%	0.87%	3.30%	11/01/2000	$66,945
Comparative Index
Russell 2000® Growth	11.34	0.95	-1.52	—	$43,557

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 10/31/2009

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2009
Harbor Small Cap Growth Fund
Administrative Class	14.09%	0.61%	6.19%	11/01/2002	$15,228
Investor Class	14.01	0.46	6.04	11/01/2002	$15,072
Comparative Index
Russell 2000® Growth	11.34	0.95	7.15	—	$16,215

As stated in the Fund’s current prospectus, the expense ratios were 0.87% (Institutional Class); 1.12% (Administrative Class) and 1.24% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

21

Harbor Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS—October 31, 2009

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 1.5%)

COMMON STOCKS—98.5%

Shares		Value (000s)

AEROSPACE & DEFENSE—0.8%
251,600	Hexcel Corp.*	$2,768

AIRLINES—1.2%
1,462,250	US Airways Group Inc.*	4,475

BIOTECHNOLOGY—12.1%
318,600	Acorda Therapeutics Inc.*	6,923
232,180	Alexion Pharmaceuticals Inc.*	10,311
289,100	Allos Therapeutics Inc.*	1,634
427,200	Amylin Pharmaceuticals Inc.*	4,716
238,400	OSI Pharmaceuticals Inc.*	7,681
195,800	United Therapeutics Corp.*	8,330
128,250	Vertex Pharmaceuticals Inc.*	4,304

		43,899

CAPITAL MARKETS—1.5%
104,809	Stifel Financial Corp.*	5,446

COMMON STOCKS—Continued

Shares		Value (000s)

CHEMICALS—2.3%
190,800	Intrepid Potash Inc.*	$4,915
309,389	Solutia Inc.*	3,403

		8,318

COMMERCIAL BANKS—3.0%
222,148	Signature Bank*	7,011
272,400	Texas Capital Bancshares Inc.*	3,969

		10,980

COMMERCIAL SERVICES & SUPPLIES—2.7%
468,700	GEO Group Inc.*	9,913

COMMUNICATIONS EQUIPMENT—3.7%
385,539	Emulex Corp.*	3,894
331,733	JDS Uniphase Corp.*	1,854
361,150	Polycom Inc.*	7,754

		13,502

COMPUTERS & PERIPHERALS—0.6%
165,428	3Par Inc.*	1,556
24,450	Compellent Technologies Inc.*	448

		2,004

CONSTRUCTION & ENGINEERING—1.2%
247,600	Tutor Perini Corp.*	4,370

DIVERSIFIED CONSUMER SERVICES—3.2%
61,900	American Public Education Inc.*	1,975
286,100	K12 Inc.*	4,589
1,102,700	Stewart Enterprises Inc. Cl. A	5,050

		11,614

ENERGY EQUIPMENT & SERVICES—6.9%
363,005	Complete Production Services Inc.*	3,459
405,110	Exterran Holdings Inc.*	8,276
176,000	Oil States International Inc.*	6,062
340,820	Superior Energy Services Inc.*	7,365

		25,162

HEALTH CARE EQUIPMENT & SUPPLIES—6.8%
721,300	ev3 Inc.*	8,497
420,957	Immucor Inc.*	7,527
212,100	Masimo Corp.*	5,635
90,875	Orthofix International NV* (NET)	2,908

		24,567

HEALTH CARE PROVIDERS & SERVICES—6.1%
200,900	Brookdale Senior Living Inc.*	3,383
489,000	Health Management Associates Inc. Cl. A*	2,983
132,900	Lincare Holdings Inc.*	4,174
83,700	Mednax Inc.*	4,346
430,250	Sun Healthcare Group Inc.*	3,907
658,500	Tenet Healthcare Corp.*	3,371

		22,164

HEALTH CARE TECHNOLOGY—1.5%
425,847	Phase Forward Inc.*	5,583

HOUSEHOLD DURABLES—0.6%
162,300	KB Home	2,301

INSURANCE—1.6%
232,350	Tower Group Inc.	5,711

22

Harbor Small Cap Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

INTERNET & CATALOG RETAIL—2.3%
159,250	Netflix Inc.*	$8,512

INTERNET SOFTWARE & SERVICES—2.6%
997,676	SkillSoft plc (IE)*	9,558

IT SERVICES—1.8%
396,170	CyberSource Corp.*	6,489

LIFE SCIENCES TOOLS & SERVICES—0.5%
28,150	Dionex Corp.*	1,911

MACHINERY—4.1%
116,600	Bucyrus International Inc. Cl. A	5,179
379,450	Colfax Corporation*	4,129
152,610	Gardner Denver Inc.*	5,480

		14,788

MARINE—0.9%
96,850	Kirby Corp.*	3,274

OIL, GAS & CONSUMABLE FUELS—3.4%
266,042	Alpha Natural Resources Inc.	9,037
257,700	Quicksilver Resources Inc.*	3,144

		12,181

PHARMACEUTICALS—1.2%
675,650	Adolor Corp.*	980
264,850	Medicines Co.*	1,904
489,950	Santarus Inc.*	1,514

		4,398

PROFESSIONAL SERVICES—1.0%
156,140	Huron Consulting Group Inc.*	3,623

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—2.8%
248,063	ATMI Inc.*	3,758
111,600	Cavium Avium Network Inc.*	2,116
740,600	Integrated Device Technology Inc.*	4,355

		10,229

SOFTWARE—13.6%
550,900	Cadence Design Systems Inc.*	3,366
363,169	Informatica Corp.*	7,710
355,073	Net 1 UEPS Technologies Inc. (S.AFR)*	6,210
1,036,600	Nuance Communications Inc.*	13,590

COMMON STOCKS—Continued

Shares		Value (000s)

SOFTWARE—Continued
472,750	Quest Software Inc.*	$7,928
226,270	Red Hat Inc.*	5,840
279,050	Solarwinds Inc.*	4,967

		49,611

SPECIALTY RETAIL—5.3%
431,250	Chico’s Inc.*	5,154
236,900	Dick’s Sporting Goods Inc.*	5,375
149,041	J. Crew Group Inc.*	6,078
192,990	Sonic Automotive Inc. Cl. A	1,725
69,150	Vitamin Shoppe Inc.*	1,215

		19,547

TRADING COMPANIES & DISTRIBUTORS—1.6%
127,762	Beacon Roofing Supply Inc.*	1,835
76,100	Watsco Inc.	3,898

		5,733

TRANSPORTATION INFRASTRUCTURE—1.6%
245,500	Aegean Marine Petroleum Network Inc. (GRC)	5,769

TOTAL COMMON STOCKS (Cost $339,039)		358,400

SHORT-TERM INVESTMENTS—2.1%
(Cost $7,633)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$7,633	Repurchase Agreement with State Street Corp. dated October 30, 2009 due November 2, 2009 at 0.010% collateralized by Federal National Mortgage Association (market value $7,789)	7,633

TOTAL INVESTMENTS—100.6% (Cost $346,672)		366,033

CASH AND OTHER ASSETS, LESS LIABILITIES—(0.6)%		(2,097)

TOTAL NET ASSETS—100.0%		$363,936

FAIR VALUE MEASUREMENTS

Repurchase Agreements valued at $7,633 are classified as Level 2. All other holdings at October 31, 2009 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at any point during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

GRC	Greece.

IE	Ireland.

NET	Netherlands.

S.AFR	South Africa.

The accompanying notes are an integral part of the Financial Statements.

23

Harbor Large Cap Value Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Cohen & Steers Capital Management, Inc.

280 Park Avenue

10th Floor

New York, NY 10017

PORTFOLIO MANAGER

Richard E. Helm, CFA

Since 2007

Cohen & Steers has subadvised the Fund

since June 19, 2007.

INVESTMENT GOAL

Long-term total return.

PRINCIPAL STYLE CHARACTERISTICS

Large cap value stocks.

Richard E. Helm

Management’s Discussion of Fund Performance

MARKET REVIEW

The U.S. stock market generated a positive total return for the 2009 fiscal year, bouncing back from multi-year lows in early March. The recovery in share prices was largely led by lower-quality, small- and mid-cap companies that had fallen the most during the sell-off, and which typically rebound more strongly in the early stages of economic recoveries. Large, higher-quality companies (as measured by balance sheet strength) were less favored in the recovery rally.

The fiscal year opened with equities struggling amid considerable financial and economic uncertainty in November 2008. Conditions worsened in January as investors reacted unfavorably to the new administration’s proposed fiscal budget and a lack of specifics on how the government would address the banking crisis. General Electric’s decision in February to cut its dividend and the revelation that the government would exchange preferred stock for a $25 billion stake in Citigroup’s common stock added to the uncertainty, and the market fell to a fiscal year low on March 6.

Equities began to rally on March 9 following Citigroup’s announcement that it expected to be profitable for the first two months of 2009. Also, the Federal Reserve said it would make substantial purchases of long-term Treasury and mortgage-backed bonds, and Treasury Secretary Geithner unveiled the details of his Public Private Investment Program (PPIP), which involves working with private investors to purchase troubled assets from banks. Leading banks and brokers reported better-than-expected results for the first calendar quarter of 2009, driven by strong mortgage originations and significant gains in fixed income trading.

Equities remained on an uptrend in the summer and early fall amid encouraging economic indicators that were, in some cases, better than expected. A number of major banks were able to repay government loans earlier than had been expected and sentiment toward the financial services sector improved. Merger and acquisition activity accelerated; notable proposed deals included Kraft Foods’ $16.7 billion unsolicited overture to Cadbury, Abbott Laboratories’ $7.1 billion offer for Solvay Pharmaceuticals, and Xerox’s $6.9 billion bid for Affiliated Computer Services.

Stock returns softened in October amid renewed investor concern about the sustainability of the market rally. Investors grew more cautious and shifted out of smaller, lower-quality stocks that had led the rebound and into larger, higher-quality companies.

Within the Russell 1000® Value Index, the information technology sector, up 37%, was the top performer, aided by a lack of regulatory issues and by encouraging earnings reports and guidance from industry leaders. For example, chipmaker Intel’s release of higher-than-expected third-quarter revenues and profits bolstered hopes for a rebound in personal computer sales.

Consumer discretionary stocks were up 22% as investors looked beyond subdued spending for non-essential goods in anticipation of a recovery. Shares of Ford Motor Co. soared, benefiting, in part, from the government’s Cash for Clunkers auto sales incentive program.

The materials sector, up 18%, which typically rebounds in the early stages of an economic recovery, benefited from a weak U.S. dollar, which increased these companies’ export opportunities. China’s stimulus activities and a recovery in commodity prices also provided a lift. Returns leveled off toward the end of the fiscal year, however, when

24

Harbor Large Cap Value Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Chevron Corp.	3.0%
Total SA (FR)	3.0%
Exxon Mobil Corp.	2.9%
JP Morgan Chase & Co.	2.7%
Abbott Laboratories	2.2%
FPL Group Inc.	2.2%
Bank of America Corp.	2.2%
McDonald’s Corp.	2.2%
Devon Energy Corp.	2.1%
General Electric Co.	1.9%

aerospace companies reduced their orders for titanium, which affected specialty metal companies.

The performance of financials, down 8%, largely reflected the uncertainty surrounding large banks during the first four months of the fiscal year. Citigroup, for example, declined more than 30% on February 27 when the government announced that it would add to its stake in the company as part of a plan to support “systematically important” banks.

The industrial sector, off 5%, was held back by General Electric, the largest weighting in the group. The company had a steep share price decline due to weakness within its financial division, concerns about the February dividend cut, and a downgrade of its rating. Utilities, up 1%, lost favor when investors’ risk appetite increased in early March, leading to a rotation out of sectors considered defensive.

PERFORMANCE

The Harbor Large Cap Value Fund had a positive total return but lagged its benchmark for the fiscal year. The Fund returned 3.01% (Institutional Class), 2.57% (Administrative Class), and 2.60% (Investor Class), while its Russell 1000® Value Index benchmark returned 4.78%. From a longer-term perspective, the Fund outperformed the benchmark for the latest five-year and 10-year periods.

Stock selection detracted from relative performance for the fiscal year, specifically in the information technology, health care, and consumer discretionary sectors. Within the health care group, we did not own Wyeth, a top performer in the index that does not meet our criteria for dividend growth. Performance also was hindered by our underweighted positions in the consumer discretionary and materials sectors and our overweight in the consumer staples group.

Positive contributors to relative return included stock selection in the energy, financials, and utilities sectors. Our energy holdings received a lift from rising crude oil prices, which reached a one-year high of $82 a barrel toward the end of the fiscal year. Our underweight in utility companies also provided a boost to performance.

OUTLOOK AND STRATEGY

The U.S. economy is clearly growing again, but we think the recovery is going to be relatively subdued. We continue to prefer consumer staples companies to consumer discretionary, as we believe the former are more likely to outperform during a recovery in which consumer spending is not expected to be a major driver. We have, however, increased our allocation to certain cyclical names that we think are likely to benefit as the economy strengthens.

The U.S. dollar rally at the end of the month has not altered our long-term forecast for dollar weakness. As such, we continue to favor companies that derive a large portion of their revenues from overseas markets. We remain fully invested and continue to let our higher-quality holdings help protect in downturns, while seeking to increase the opportunistic segment of the portfolio at a measured pace that will permit us to participate in rallies as the recovery unfolds.

This report contains the current opinions of Cohen & Steers Capital Management, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Since the Fund typically invests in approximately 60 to 80 companies, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

25

Harbor Large Cap Value Fund

FUND SUMMARY—October 31, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2013

Cusip	411511603

Ticker	HAVLX

Inception Date	12/29/1987

Net Expense Ratio	0.71%

Total Net Assets (000s)	$167,486

ADMINISTRATIVE CLASS

Fund #	2213

Cusip	411511751

Ticker	HRLVX

Inception Date	11/01/2002

Net Expense Ratio	0.96%

Total Net Assets (000s)	$19,142

INVESTOR CLASS

Fund #	2413

Cusip	411511744

Ticker	HILVX

Inception Date	11/01/2002

Net Expense Ratio	1.07%

Total Net Assets (000s)	$25,786

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Weighted Average Market Cap (MM)	$77,263	$68,910

Price/Earning Ratio (P/E)	18.0x	18.1x

Price/Book Ratio (P/B)	2.2x	1.6x

Beta vs. Russell 1000® Value Index	0.87	1.00

Portfolio Turnover Rate (Year Ended 10/31/2009)	54%	N/A

SECTOR ALLOCATION (% of investments)

(Excludes short-term investments)

FUND CATEGORY

The style box reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

26

Harbor Large Cap Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11/01/1999 through 10/31/2009

The graph compares a $50,000 investment in the Fund with the performance of the Russell 1000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2009
Harbor Large Cap Value Fund
Institutional Class	3.01%	0.70%	1.99%	12/29/1987	$60,881
Comparative Index
Russell 1000® Value	4.78	-0.05	1.70	—	$59,196

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 10/31/2009

The graph compares a $10,000 investment in the Fund with the performance of the Russell 1000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2009
Harbor Large Cap Value Fund
Administrative Class	2.57%	0.43%	4.54%	11/01/2002	$13,644
Investor Class	2.60	0.31	4.34	11/01/2002	$13,467
Comparative Index
Russell 1000® Value	4.78	-0.05	5.08	—	$14,148

As stated in the Fund’s current prospectus, the expense ratios were 0.71% (Net) and 0.76% (Gross) (Institutional Class); 0.96% (Net) and 1.02% (Gross) (Administrative Class); and 1.07% (Net) and 1.13% (Gross) (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus. The net expense ratios reflect voluntary fee waivers which may be discontinued at any time without notice, although the adviser has no present intention to do so.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

27

Harbor Large Cap Value Fund

PORTFOLIO OF INVESTMENTS—October 31, 2009

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 4.0%)

COMMON STOCKS—96.0%

Shares		Value (000s)

AEROSPACE & DEFENSE–4.9%
63,800	General Dynamics Corp.	$4,000
40,400	L-3 Communications Holdings Inc.	2,921
50,100	Lockheed Martin Corp.	3,446

		10,367

AIR FREIGHT & LOGISTICS–1.2%
14,400	FedEx Corp.	1,047
28,800	United Parcel Service Inc.	1,546

		2,593

BEVERAGES–0.9%
13,000	Diageo plc ADR (UK)[1]	845
18,200	PepsiCo Inc.	1,102

		1,947

CAPITAL MARKETS–4.7%
66,700	Bank of New York Mellon Corp.	1,778
14,200	BlackRock Inc.	3,074
10,500	Franklin Resources Inc.	1,099
17,400	Goldman Sachs Group Inc.	2,961
31,600	Morgan Stanley Group Inc.	1,015

		9,927

CHEMICALS–1.7%
22,700	Dow Chemical Co.	533
30,300	Monsanto Co.	2,036
11,700	Praxair Inc.	929

		3,498

COMMERCIAL BANKS–5.3%
39,600	BB&T Corp.	947
14,633	HSBC Holdings plc ADR (UK)[1]	810
33,500	Toronto—Dominion Bank Group Inc. (CAN)	1,918
161,280	U.S. Bancorp.	3,745
141,000	Wells Fargo & Co.	3,880

		11,300

COMMERCIAL SERVICES & SUPPLIES–0.2%
16,800	Waste Management Inc.	502

COMMUNICATIONS EQUIPMENT–2.6%
70,400	Harris Corp.	2,937
62,100	Qualcomm Inc.	2,572

		5,509

COMPUTERS & PERIPHERALS–1.4%
24,900	International Business Machines Corp.	3,003

DIVERSIFIED FINANCIAL SERVICES–4.9%
314,200	Bank of America Corp.	4,581
137,600	JP Morgan Chase & Co.	5,748

		10,329

DIVERSIFIED TELECOMMUNICATION SERVICES–2.8%
153,200	AT&T Inc.	3,932
69,100	Verizon Communications Inc.	2,045

		5,977

ELECTRIC UTILITIES–3.6%
38,500	E.ON AG ADR (GER)[1]	1,478
34,500	Exelon Corp.	1,620
93,600	FPL Group Inc.	4,596

		7,694

ELECTRONIC EQUIPMENT & INSTRUMENTS–0.6%
82,100	Corning Inc.	1,199

28

Harbor Large Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

ENERGY EQUIPMENT & SERVICES–3.0%
59,400	Schlumberger Ltd.	$3,695
32,100	Transocean Ltd.	2,693

		6,388

FOOD & STAPLES RETAILING–2.9%
16,700	Costco Wholesale Corp.	949
30,900	Shoppers Drug Mart Corp. (CAN)	1,228
29,900	Wal-Mart de Mexico SAB de CV ADR (MEX)[1]	1,041
60,400	Wal-Mart Stores Inc.	3,001

		6,219

FOOD PRODUCTS–0.8%
58,600	Archer Daniels Midland Co.	1,765

HEALTH CARE EQUIPMENT & SUPPLIES–2.6%
30,400	Becton Dickinson & Co.	2,078
24,200	Covidien plc. (IE)	1,019
65,900	Medtronic Inc.	2,353

		5,450

HOTELS, RESTAURANTS & LEISURE–2.2%
78,000	McDonald’s Corp.	4,572

HOUSEHOLD PRODUCTS–1.6%
59,200	Procter & Gamble Co.	3,434

INDUSTRIAL CONGLOMERATES–2.4%
13,700	3M Co.	1,008
293,700	General Electric Co.	4,188

		5,196

INSURANCE–6.0%
49,900	ACE Ltd.	2,563
31,000	Everest Re Group Ltd.	2,712
130,200	HCC Insurance Holdings Inc.	3,436
119,000	MetLife Inc.	4,050

		12,761

IT SERVICES–0.6%
33,000	Automatic Data Processing Inc.	1,313

LEISURE EQUIPMENT & PRODUCTS–0.4%
49,900	Mattel Inc.	945

MACHINERY–0.6%
21,400	Caterpillar Inc.	1,178

MEDIA–1.4%
97,100	Comcast Corp.	1,408
54,500	Walt Disney Co.	1,492

		2,900

METALS & MINING–1.2%
74,200	Alcoa Inc.	922
51,700	Allegheny Technologies Inc.	1,595

		2,517

MULTI-UTILITIES–0.9%
35,700	Sempra Energy	1,837

MULTILINE RETAIL–0.6%
39,700	Nordstrom Inc.	1,262

OIL, GAS & CONSUMABLE FUELS–15.1%
23,900	Apache Corp.	2,249
85,200	Chevron Corp.	6,521
1,067,000	CNOOC Ltd.	1,638
68,100	Devon Energy Corp.	4,407
85,500	Exxon Mobil Corp.	6,128
104,500	Marathon Oil Corp.	3,341
20,100	Occidental Petroleum Corp.	1,525

COMMON STOCKS—Continued

Shares		Value (000s)

OIL, GAS & CONSUMABLE FUELS–Continued
105,900	Total SA (FR)	$6,333

		32,142

PHARMACEUTICALS–7.4%
91,700	Abbott Laboratories	4,637
66,600	Johnson & Johnson	3,933
33,198	Merck & Co. Inc.	1,027
137,300	Pfizer Inc.	2,338
76,500	Teva Pharmaceutical Industries Ltd. ADR (IL)[1]	3,862

		15,797

REAL ESTATE INVESTMENT TRUSTS (REITs)–1.7%
11,800	Alexandria Real Estate Equities Inc.	639
23,300	Corporate Office Properties Trust	773
5,400	Public Storage Inc.	398
26,926	Simon Property Group Inc.	1,828

		3,638

REAL ESTATE MANAGEMENT & DEVELOPMENT–0.6%
243,800	Hongkong Land Holdings Ltd. (HK)	1,165

ROAD & RAIL–0.4%
19,500	Norfolk Southern Corp.	909

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.2%
104,400	Intel Corp.	1,995
43,700	Microchip Technology Inc.	1,047
69,500	Texas Instruments Inc.	1,630

		4,672

SOFTWARE–2.1%
76,400	Microsoft Corp.	2,118
110,600	Oracle Corp.	2,334

		4,452

SPECIALTY RETAIL–1.6%
25,800	Hennes & Mauritz AB (SW)	1,484
44,600	Ross Stores Inc.	1,963

		3,447

TEXTILES, APPAREL & LUXURY GOODS–2.5%
51,400	Nike Inc.	3,196
29,300	V.F Corp.	2,081

		5,277

WIRELESS TELECOMMUNICATION SERVICES–0.4%
16,300	China Mobile Ltd. ADR (HK)[1]	762

TOTAL COMMON STOCKS (Cost $204,776)		203,843

SHORT-TERM INVESTMENTS—3.4%
(Cost $7,277)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$7,277	Repurchase Agreement with State Street Corp. dated October 30, 2009 due November 2, 2009 at 0.010% collateralized by Federal Home Loan Mortgage Corp. (market value $7,425)	7,277

TOTAL INVESTMENTS–99.4% (Cost $212,053)		211,120

CASH AND OTHER ASSETS, LESS LIABILITIES–0.6%		1,294

TOTAL NET ASSETS–100.0%		$212,414

29

Harbor Large Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

Repurchase Agreements valued at $7,277 are classified as Level 2. All other holdings at October 31, 2009 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at any point during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

CAN	Canada.

FR	France.

GER	Germany.

HK	Hong Kong.

IE	Ireland.

IL	Israel.

MEX	Mexico.

SW	Sweden.

UK	United Kingdom.

The accompanying notes are an integral part of the Financial Statements.

30

Harbor Mid Cap Value Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

LSV Asset Management

1 North Wacker Drive

Chicago, IL 60606

PORTFOLIO MANAGERS

Josef Lakonishok, Ph.D.

Since 2004

Menno Vermeulen, CFA

Since 2004

Puneet Mansharamani, CFA

Since 2006

LSV has subadvised the Fund since September 30, 2004.

INVESTMENT GOAL

Long-term total return.

PRINCIPAL STYLE CHARACTERISTICS

Mid cap value stocks of companies with inexpensive fundamentals and recent momentum, relative to their peers.

Josef Lakonishok

Menno Vermeulen

Puneet Mansharamani

Management’s Discussion of Fund Performance

MARKET REVIEW

Equity markets rebounded in the last half of the fiscal year ended October 31, 2009, after posting steep declines over the past several years. While the rising market has improved investor sentiment, the speed of the recovery calls into question the sustainability of the rally. As recently as late February, market valuations were the lowest we had seen in decades, with most of the stocks in our portfolio trading at or below book value. It is possible that the market was extremely oversold at that point and that the initial phase of this rally was driven by a cessation of selling pressure along with a modest pick-up in share volumes. This was somewhat driven by a slowing in economic deterioration rather than actual improvement. Recently, companies have reported improved profits and many have exceeded analysts’ expectations. However, much of the profit improvement has been a result of cost cutting, particularly cutting labor costs. This has left unemployment at over 10%, the highest level since the recession of 1982 and only the second time since 1948 that the jobless rate has exceeded 10%. Monetary policy remains favorable, with the federal funds rate at just 0% to 0.25%, but the cost of a weaker currency, high unemployment, and high consumer and government debt loads may impede future economic growth.

Mid cap stocks led the domestic market, returning nearly 19% for the Fund’s fiscal year, compared to 11% for large caps and just 6.5% for small caps. Growth stocks outperformed value stocks across all capitalization ranges. While all segments of the market have rebounded nicely since the early March lows, technology, telecommunication services, health care, and consumer discretionary stocks have led the market over the past year. Three of those sectors—telecom, technology, and consumer discretionary—were all down over 50% in the prior fiscal year. While financials did rebound during calendar 2009, over the full fiscal year they were down 3%. REITs and utilities also trailed the market by a substantial margin.

PERFORMANCE

The Harbor Mid Cap Value Fund outperformed its Russell Midcap® Value Index benchmark for the fiscal year ended October 31, 2009. The Fund returned 25.53% (Institutional Class), 25.26% (Administrative Class), and 25.02% (Investor Class), compared to a 14.52% return by the index.

While growth stocks outperformed value stocks by nearly 8 percentage points, deep value stocks have led the market rally within the value universe. Traditional fundamental measures that we rely on for our stock selection, such as low price-to-cash-flow, low price-to-book-value and low price-to-earnings, which had been out of favor since July 2007, reversed course in March 2009 and have been rewarded since then. The Fund’s overweight to the technology sector and underweight to real estate investment trusts (REITs) helped performance. However, most of the value added relative to the benchmark was a result of good stock selection across a number of sectors, particularly in financials, industrials, and REITs.

31

Harbor Mid Cap Value Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Computer Sciences Corp.	1.8%
Archer Daniels Midland Co.	1.5%
Whirlpool Corp.	1.5%
Kinetic Concepts Inc.	1.4%
Safeway Inc.	1.4%
CMS Energy Corp.	1.4%
AmerisourceBergen Corp.	1.4%
Lubrizol Corp.	1.4%
Gap Inc.	1.4%
R.R. Donnelley & Sons Co.	1.4%

Top performers in the Fund included restaurant stocks Darden Restaurants and Ruby Tuesday and technology stocks 3Com, Computer Sciences, and Seagate Technology. Other stocks that added value included Walter Industries, Goodrich, and AFLAC. Detractors from the Fund’s performance relative to the index included the absence from the portfolio of Ford Motor, a component of the benchmark that was up nearly 200%, along with negative returns from Regions Financial, Anthracite Capital, and Steelcase.

OUTLOOK AND STRATEGY

Our portfolio decision-making process is strictly quantitative and driven by (1) a proprietary model that ranks securities on fundamental measures of value and indicators of near-term appreciation potential and, (2) a portfolio construction process that controls for risk while maximizing the expected return of the portfolio. The objective of the model is to pick undervalued stocks with high near-term appreciation potential. The process is purely bottom-up with no emphasis placed on macroeconomic analysis.

Sector weightings are a result of our bottom-up stock selection process, subject to minimum and maximum exposures to sectors and industries. The most significant change to sector weights in the last year has been a shift away from more-cyclical sectors that have done well in the recent market rally toward more-defensive sectors that have been left behind. With the run-up among lower-multiple stocks, these names have become relatively more expensive. We have sold a number of these stocks and redeployed the proceeds into companies that have exhibited more stable growth. The Fund’s exposure to materials and industrials has decreased as we have sold several names in these sectors that have done well and are now less attractive. We have increased our exposure in the consumer staples and health care sectors. The Fund has overweighted positions in specialty retail in the staples sector and pharmaceuticals in the health care sector. The Fund remains underweight in REITs and overweight to the technology and consumer discretionary sectors. The Fund is roughly equally weighted to financials relative to the benchmark, but within the sector we have an overweighted position in insurance companies and below-index exposures to all other financials.

Even with the recent rally, we believe that valuations remain at attractive levels. As of October 31, 2009, the Fund is trading at 12x forward earnings, compared to 22x for the value benchmark and 6x cash flow compared to 8x for the Russell Midcap® Value Index. After trading at or below book value earlier in fiscal 2009, the Fund is now trading at 1.3x book value.

After a difficult period in calendar years 2007 and 2008 when value stocks led the market decline, the Fund has performed well in the past fiscal year as deeper value stocks have rebounded. Our experience and back testing show that investors are rewarded for holding companies with good fundamentals that are selling at attractive prices while at the same time showing signs of improvement. While we continue to look for better ways to measure value and momentum and improve our quantitative models, we continue to apply the same disciplined philosophy and process that has proven to add value for investors over time.

This report contains the current opinions of LSV Asset Management at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of mid cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

32

Harbor Mid Cap Value Fund

FUND SUMMARY—October 31, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2023

Cusip	411511835

Ticker	HAMVX

Inception Date	03/01/2002

Net Expense Ratio	0.98%

Total Net Assets (000s)	$41,250

ADMINISTRATIVE CLASS

Fund #	2223

Cusip	411511728

Ticker	HRMVX

Inception Date	11/01/2002

Net Expense Ratio	1.23%

Total Net Assets (000s)	$64

INVESTOR CLASS

Fund #	2423

Cusip	411511736

Ticker	HIMVX

Inception Date	11/01/2002

Net Expense Ratio	1.35%

Total Net Assets (000s)	$2,326

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Weighted Average Market Cap (MM)	$5,453	$5,477

Price/Earning Ratio (P/E)	14.7x	19.5x

Price/Book Ratio (P/B)	1.3x	1.5x

Beta vs. Russell Midcap® Value Index	1.02	1.00

Portfolio Turnover Rate (Year Ended 10/31/2009)	46%	N/A

FUND CATEGORY

The style box reflects the weighted average of the market capitalization and style of the collective portfolio holdings: individual investments may have different characteristics.

SECTOR ALLOCATION (% of investments)

(Excludes short-term investments)

33

Harbor Mid Cap Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 03/01/2002 through 10/31/2009

The graph compares a $50,000 investment in the Fund with the performance of the Russell Midcap® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2009
Harbor Mid Cap Value Fund
Institutional Class	25.53%	1.15%	2.13%	03/01/2002	$58,763
Comparative Index
Russell Midcap® Value	14.52	2.05	5.44	—	$75,040

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 10/31/2009

The graph compares a $10,000 investment in the Fund with the performance of the Russell Midcap® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2009
Harbor Mid Cap Value Fund
Administrative Class	25.26%	0.93%	4.88%	11/01/2002	$13,959
Investor Class	25.02	0.80	4.77	11/01/2002	$13,853
Comparative Index
Russell Midcap® Value	14.52	2.05	8.49	—	$17,693

As stated in the Fund’s current prospectus, the expense ratios were 0.98% (Net) and 1.00% (Gross) (Institutional Class); 1.23% (Net) and 1.27% (Gross) (Administrative Class); and 1.35% (Net) and 1.37% (Gross) (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus. The net expense ratios reflect voluntary fee waivers which may be discontinued at any time without notice, although the adviser has no present intention to do so.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

34

Harbor Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS—October 31, 2009

Equity Holdings (% of net assets)

(Excludes net cash of 1.5%)

COMMON STOCKS—98.5%

Shares		Value (000s)

AEROSPACE & DEFENSE–2.5%
10,800	Goodrich Corp.	$587
2,900	L-3 Communications Holdings Inc.	209
8,600	Teledyne Technologies Inc.*	294

		1,090

AUTO COMPONENTS–0.5%
6,200	Autoliv Inc.	208

AUTOMOBILES–0.3%
5,100	Harley-Davidson Inc.	127

BEVERAGES–0.9%
19,900	Coca-Cola Enterprises Inc.	379

CAPITAL MARKETS–1.8%
14,500	Ameriprise Financial Inc.	503
6,300	State Street Corp.	264

		767

CHEMICALS–3.3%
2,200	A. Schulman Inc.	38
12,300	Arch Chemicals Inc.	341
8,900	Eastman Chemical Co.	467
9,000	Lubrizol Corp.	599

		1,445

COMMERCIAL BANKS–3.6%
17,000	Banco Latinoamericano de Comercio S.A. (PA)	240
6,200	BB&T Corp.	148
8,000	Comerica Inc.	222
18,900	Fifth Third Bancorp.	169
44,200	Huntington Bancshares Inc.	168
18,200	KeyCorp	98
7,100	PNC Financial Services Group Inc.	348
36,000	Regions Financial Corp.	174

		1,567

COMMERCIAL SERVICES & SUPPLIES–1.7%
29,400	R.R. Donnelley & Sons Co.	590
25,900	Steelcase Inc. Cl. A	150

		740

COMMUNICATIONS EQUIPMENT–0.8%
8,300	Harris Corp.	346

COMPUTERS & PERIPHERALS–2.8%
16,100	Lexmark International Inc. Cl. A*	411
23,000	Seagate Technology	321
8,300	Sun Microsystems Inc.*	68
12,900	Western Digital Corp.*	434

		1,234

CONSUMER FINANCE–0.6%
15,900	AmeriCredit Corp.*	281

CONTAINERS & PACKAGING–1.3%
7,100	Owens-Illinois Inc.*	226
7,800	Rock Tenn Co. CL A	342

		568

DIVERSIFIED TELECOMMUNICATION SERVICES–0.6%
8,500	CenturyTel Inc.	276

ELECTRIC UTILITIES–2.1%
11,700	American Electric Power Company Inc.	354
17,600	Pepco Holdings Inc.	263
10,000	Pinnacle West Capital Corp.	313

		930

35

Harbor Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

ELECTRICAL EQUIPMENT–1.2%
5,800	A. O. Smith Corp.	$230
8,800	Thomas & Bettes Corp.	301

		531

ELECTRONIC EQUIPMENT & INSTRUMENTS–2.3%
21,900	Benchmark Electronics Inc.*	368
22,600	Ingram Micro Inc.*	399
11,300	Technitrol Inc.	88
23,300	Vishay Intertechnology Inc.*	145

		1,000

ENERGY EQUIPMENT & SERVICES–2.2%
4,900	Diamond Offshore Drilling Inc.	467
11,700	Tidewater Inc.	487

		954

FOOD & STAPLES RETAILING–2.2%
27,500	Safeway Inc.	614
21,600	Supervalu Inc.	343

		957

FOOD PRODUCTS–4.8%
21,600	Archer Daniels Midland Co.	651
4,000	Bunge Ltd. (BM)	228
23,700	ConAgra Foods Inc.	498
28,600	Del Monte Foods Co.	309
10,200	Fresh Del Monte Produce Inc. (CYM)*	221
17,900	Sara Lee Corp.	202

		2,109

GAS UTILITIES–0.5%
5,800	AGL Resources Inc.	203

HEALTH CARE EQUIPMENT & SUPPLIES–1.4%
18,800	Kinetic Concepts Inc.	624

HEALTH CARE PROVIDERS & SERVICES–3.6%
27,400	AmerisourceBergen Corp.	607
6,900	Cigna Corp.	192
16,000	Coventry Health Care Inc.*	317
19,300	Kindred Healthcare Inc.*	284
3,300	Universal Health Services Inc. Cl. B	184

		1,584

HOTELS, RESTAURANTS & LEISURE–1.0%
15,300	Brinker International Inc.	193
38,700	Ruby Tuesday Inc.	258

		451

HOUSEHOLD DURABLES–3.4%
15,500	American Greetings Corp. Cl. A	315
5,800	Black & Decker Corp.	274
15,900	Newell Rubbermaid Inc.	231
9,100	Whirlpool Corp.	651

		1,471

HOUSEHOLD PRODUCTS–0.5%
5,775	Blyth Inc.	205

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS–1.2%
17,700	AES Corp.	232
19,400	Mirant Corp.	271

		503

COMMON STOCKS—Continued

Shares		Value (000s)

INDUSTRIAL CONGLOMERATES–1.7%
121	Seaboard Corp.	$163
17,400	Tyco International Ltd.	584

		747

INSURANCE–12.7%
7,400	Aflac Inc.	307
4,900	Allied World Assurance Company Holdings Ltd.	219
15,300	Allstate Corp.	452
30,500	American Equity Investment Life Holding Company	200
16,600	American Financial Group, Inc.	408
21,800	Aspen Insurance Holdings Ltd. (BM)	563
10,500	Chubb Corp.	510
13,700	Cincinnati Financial Corp.	347
7,500	Endurance Specialty Holdings Ltd. (BM)	270
5,700	Everest Re Group Ltd.	499
17,300	Horace Mann Educators Corp.	215
12,400	Lincoln National Corp.	296
4,900	PartnerRE Ltd.	375
5,600	Protective Life Corp.	108
5,800	StanCorp Financial Group Inc.	213
9,500	Validus Holdings Ltd.	240
1,000	White Mountain Insurance Group Ltd.	309

		5,531

IT SERVICES–2.6%
15,500	Computer Sciences Corp.*	786
31,500	Convergys Corp.*	342

		1,128

LEISURE EQUIPMENT & PRODUCTS–1.6%
8,300	Hasbro Inc.	227
11,700	Polaris Industries Inc.	492

		719

MACHINERY–2.2%
9,500	Crane Co.	265
16,500	EnPro Industries Inc.*	372
6,800	Mueller Industries Inc.	161
3,300	Parker Hannifin Corp.	175

		973

MEDIA–2.6%
22,700	Belo Corp. Cl. A	107
20,900	CBS Corp.	246
14,400	Dish Network Corp.	250
18,000	Gannett Inc.	177
48,300	Journal Communications Inc. Cl. A	172
4,800	Time Warner Inc.	189

		1,141

MULTI-UTILITIES–6.4%
12,400	Alliant Energy Corp.	329
15,200	CenterPoint Energy Inc.	192
45,800	CMS Energy Corp.	609
10,500	DTE Energy Co.	388
20,700	NiSource Inc.	267
12,900	NorthWestern Corp.	312
7,700	Scana Corporation	261
4,700	Sempra Energy	242
9,300	Xcel Energy Inc.	175

		2,775

MULTILINE RETAIL–0.2%
3,000	J.C. Penney Co. Inc.	99

36

Harbor Mid Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

OFFICE ELECTRONICS–1.2%
71,500	Xerox Corp.	$538

OIL, GAS & CONSUMABLE FUELS–5.7%
14,500	Berry petroleum Co.	368
7,600	Holly Corporation	220
13,500	Overseas Shipholding Group Inc.	530
15,000	Southern Union Corp.	293
15,900	Sunoco Inc.	490
18,300	Tesoro Petroleum Corp.	259
39,200	USEC Inc.	151
9,000	Valero Energy Corp.	163

		2,474

PHARMACEUTICALS–3.8%
16,300	Endo Pharmaceuticals Holdings Inc.	365
17,800	Forest Laboratories Inc.*	493
50,000	King Pharmaceuticals Inc.*	506
18,800	Mylan Inc.*	305

		1,669

REAL ESTATE INVESTMENT TRUSTS (REITs)–4.4%
28,300	Annaly Capital Management Inc.	479
18,000	Hospitality Properties Trust	348
76,600	HRPT Properties Trust	538
38,800	Medical Properties Trust Inc.	310
30,400	Sunstone Hotel Investors Inc.	230

		1,905

COMMON STOCKS—Continued

Shares		Value (000s)

SPECIALTY RETAIL–3.9%
8,800	Barnes & Noble Inc.	$146
23,500	Cabelas Inc.	296
27,700	Gap Inc.	591
20,500	Radioshack Corp.	346
27,100	Stage Stores Inc.	320

		1,699

TEXTILES, APPAREL & LUXURY GOODS–0.5%
12,900	Jones Apparel Group Inc.	231

THRIFTS & MORTGAGE FINANCE–0.4%
12,100	Hudson City Bancorp Inc.	159

TOBACCO–0.5%
5,300	Universal Corp.	220

WIRELESS TELECOMMUNICATION SERVICES–1.0%
16,200	NII Holdings Inc. Cl. B*	436

TOTAL COMMON STOCKS (Cost $52,333)		42,994

TOTAL INVESTMENTS–98.5% (Cost $52,333)		42,994

CASH AND OTHER ASSETS, LESS LIABILITIES–1.5%		646

TOTAL NET ASSETS–100.0%		$43,640

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2009 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at any point during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

BM	Bermuda.

CYM	Cayman Islands.

PA	Panama.

The accompanying notes are an integral part of the Financial Statements.

37

Harbor Small Cap Value Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

EARNEST Partners LLC

1180 Peachtree Street NE

Suite 2300

Atlanta, GA 30309

PORTFOLIO MANAGER

Paul Viera

Since 2001

EARNEST Partners has subadvised the Fund since its inception in 2001.

INVESTMENT GOAL

Long-term total return.

PRINCIPAL STYLE CHARACTERISTICS

Small cap value stocks.

Paul Viera

Management’s Discussion of Fund Performance

MARKET REVIEW

Small cap value stocks declined sharply at the beginning of the fiscal year but then rallied to post an overall gain for the 12 months ended October 31, 2009. Prior to mid-March, companies across the board, regardless of sector, market cap, or style, declined significantly as investors became risk-averse due to the credit crisis and the resulting economic slowdown. Many investors were forced to the sidelines as lenders retracted credit, reducing the amount of leverage available. Others left simply to seek refuge in less risky assets such as cash or government bonds. Corporate America was largely spurned by lenders. Companies responded with layoffs and reduced capital expenditures. During the fourth calendar quarter of 2008 and the first quarter of 2009, U.S. GDP fell at an annualized rate of approximately 6%. Stating the obvious, the U.S. government formally declared the U.S. economy in recession dating back to the fourth quarter of 2007.

In March, the small cap equity market rebounded as investors took their cue from several positive signs that emerged regarding the economy. Consumer confidence began to improve and the housing market showed signs of stabilization as sales of new homes rose in February for the first time in seven months. In the banking sector, several of the larger banks successfully raised capital and noted that core profits had improved meaningfully in the first quarter of 2009. At this point, many investors concluded that the economy was either bottoming out or, at a minimum, declining at a slower rate.

Since the market low in mid March, the Russell 2000® Value Index rebounded over 65% through October. The rally was broad-based with every sector posting gains. Stocks rallied as a feared total financial system meltdown didn’t materialize. After declining since the end of 2007, U.S. GDP turned positive with a 2.8% increase in the third quarter of 2009, while housing inventory has now fallen to its lowest level in over two years. Corporate earnings added to investors’ optimism although expense reductions, not revenue, have fueled the growth. Borrowing costs for the most creditworthy businesses have dropped sharply over the past year due to declining benchmark interest rates and interest rate spreads that have returned to pre-crisis levels.

Despite the improvements, the economy and equity markets face many challenges. At the top of the list is the state of the consumer. Unemployment has surpassed 10%, its highest level since 1983, and income growth is stagnant. Consumers’ net worth has suffered from declines in the equity and housing markets while consumer debt levels remain well above historical averages. The prospect of inflation also poses a risk. To avoid inflationary pressures, the Federal Reserve is likely to begin raising its target interest rate over the next year, resulting in higher borrowing costs for businesses and consumers. In the near term, however, inflation remains in check due to excess capacity in both employment and manufacturing.

PERFORMANCE

The Harbor Small Cap Value Fund outperformed its Russell 2000® Value Index benchmark for the 12 months ended October 31, 2009. The Fund returned 8.28% (Institutional Class), 8.00% (Administrative Class), and 7.86% (Investor Class), compared with a 1.96% return by the benchmark.

Within the Russell 2000® Value Index, sector returns were mixed. Information technology, up 31%, consumer discretionary, up 30%, and health care, up 10%, were the

38

Harbor Small Cap Value Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Bucyrus International Inc. Cl. A	3.5%
FLIR Systems Inc.	3.5%
Cabot Oil & Gas Corp.	3.5%
Global Payments Inc.	3.2%
Reinsurance Group of America	2.5%
Jefferies Group Inc.	2.5%
Raymond James Financial Inc.	2.3%
Phillips-Van Heusen Corp.	2.2%
Eaton Vance Corp.	2.2%
Mednax Inc.	2.2%

best-performing sectors after struggling in the prior fiscal year. In contrast, financials, down 13%, energy, off 6%, and utilities, down 3%, were sector laggards. Financials struggled as small banks continued to face credit losses, while energy companies struggled early in the fiscal year due to declining oil and natural gas prices. Utilities have not participated as much in the rebound due to their more defensive nature.

Strong stock selection across most market sectors, and in particular the financials group, drove the relative outperformance of the Fund. Within the financials sector, the portfolio owns a number of asset management and brokerage companies that have held up better than commercial banks. Stock selection within health care and information technology detracted from performance although the portfolio’s overweight in each sector was a net contributor.

A number of companies in the Fund posted strong positive returns during the period. Consumer discretionary holding Phillips Van Heusen rose 65%. The firm designs, manufactures, and licenses apparel and footwear marketed under a number of brands including Izod, Calvin Klein, and Kenneth Cole New York. Its management team continues to focus on brand expansion while reducing both inventories and receivables. Within the energy sector, St. Mary Land & Exploration Co. rose 59%. St. Mary is an independent oil and gas exploration and production company with properties in the U.S. The company has the balance sheet and cash flow to fund growth as well as new management with a proven ability to cut costs and improve operating efficiency. SBA Communications significantly outperformed its peer group, rising over 50% from the time of its recent addition to the portfolio. SBA Communications owns and operates more than 6,000 wireless communications towers in the United States, Puerto Rico, and the Virgin Islands. It leases capacity to wireless providers and is benefiting from rising demand.

Despite relative outperformance, a number of financial holdings declined during the period, among them insurance companies United Fire & Casualty Co., down 28%, and State Auto Financial Corp., off 36%. Investment losses as well as pricing difficulties in their respective markets were a drag on performance.

OUTLOOK AND STRATEGY

As of October 31, 2009, the portfolio had overweighted positions in the telecommunications, energy, information technology, and industrial sectors and was underweight in health care, materials, consumer staples, consumer discretionary, and financials. Given its bottom-up, fundamental investment style, the Fund’s relative overweight and underweight positions are simply an outgrowth of where the investment team is identifying the most promising individual investment opportunities.

In managing the Harbor Small Cap Value Fund, we seek companies with share prices that we believe do not fully reflect their earnings growth outlook. Going forward, we will continue to employ our three-step investment methodology: screen the broad universe to identify stocks that are best positioned to outperform, measure and manage downside risk to the benchmark, and perform in-depth, thorough, fundamental research to find what we believe are the best stocks to include in the portfolio.

This report contains the current opinions of EARNEST Partners LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Because the Fund typically invests in approximately 55-70 companies, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

39

Harbor Small Cap Value Fund

FUND SUMMARY—October 31, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2022

Cusip	411511843

Ticker	HASCX

Inception Date	12/14/2001

Net Expense Ratio	0.87%

Total Net Assets (000s)	$587,985

ADMINISTRATIVE CLASS

Fund #	2222

Cusip	411511710

Ticker	HSVRX

Inception Date	11/01/2002

Net Expense Ratio	1.12%

Total Net Assets (000s)	$30,584

INVESTOR CLASS

Fund #	2422

Cusip	411511694

Ticker	HISVX

Inception Date	11/01/2002

Net Expense Ratio	1.24%

Total Net Assets (000s)	$41,435

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Weighted Average Market Cap (MM)	$2,337	$836

Price/Earning Ratio (P/E)	19.2x	19.5x

Price/Book Ratio (P/B)	1.8x	1.2x

Beta vs. Russell 2000® Value Index	0.97	1.00

Portfolio Turnover Rate (Year Ended 10/31/2009)	18%	N/A

SECTOR ALLOCATION (% of investments)

(Excludes short-term investments)

FUND CATEGORY

The style box reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

40

Harbor Small Cap Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 12/14/2001 through 10/31/2009

The graph compares a $50,000 investment in the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2009
Harbor Small Cap Value Fund
Institutional Class	8.28%	0.07%	6.68%	12/14/2001	$83,208
Comparative Index
Russell 2000® Value	1.96	0.08	5.17	—	$74,403

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 10/31/2009

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2009
Harbor Small Cap Value Fund
Administrative Class	8.00%	-0.16%	7.38%	11/01/2002	$16,458
Investor Class	7.86	-0.31	7.20	11/01/2002	$16,265
Comparative Index
Russell 2000® Value	1.96	0.08	7.53	—	$16,619

As stated in the Fund’s current prospectus, the expense ratios were 0.87% (Institutional Class); 1.12% (Administrative Class); and 1.24% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

41

Harbor Small Cap Value Fund

PORTFOLIO OF INVESTMENTS—October 31, 2009

Equity Holdings (% of net assets)

(Excludes net cash and short-term investments of 5.0%)

COMMON STOCKS—95.0%

Shares		Value (000s)

AEROSPACE & DEFENSE–5.3%
446,100	AAR Corp.*	$8,748
896,900	Hexcel Corp.*	9,866
335,298	Moog Inc. Cl. A*	8,372
236,900	Teledyne Technologies Inc.*	8,093

		35,079

CAPITAL MARKETS–7.0%
512,473	Eaton Vance Corp.	14,549
618,300	Jefferies Group Inc.*	16,138
655,568	Raymond James Financial Inc.	15,478

		46,165

CHEMICALS–4.1%
151,547	Ashland Inc.	5,235
323,200	Scotts Miracle-Gro Corp.	13,128
346,200	Valspar Corp.	8,783

		27,146

COMMON STOCKS—Continued

Shares		Value (000s)

COMMERCIAL BANKS–2.2%
454,909	Trustmark Corp.	$8,621
342,100	United Bankshares Inc.	6,106

		14,727

COMMERCIAL SERVICES & SUPPLIES–1.8%
464,655	Republic Services Inc.	12,039

COMMUNICATIONS EQUIPMENT–1.9%
1,227,119	Arris Group Inc.*	12,590

CONSTRUCTION & ENGINEERING–3.0%
237,400	Granite Construction Inc.	6,780
337,400	URS Corp.*	13,111

		19,891

CONSUMER FINANCE–2.4%
322,062	Cash America International Inc.	9,746
136,100	Student Loan Corp.	5,723

		15,469

ELECTRONIC EQUIPMENT & INSTRUMENTS–6.6%
479,602	Checkpoint Systems Inc.*	6,508
824,536	FLIR Systems Inc.*	22,930
231,611	Itron Inc.*	13,906

		43,344

ENERGY EQUIPMENT & SERVICES–2.1%
132,200	Core Laboratories (NET)	13,788

GAS UTILITIES–3.3%
298,000	Oneok Inc.	10,791
328,500	WGL Holdings Inc.	10,860

		21,651

HEALTH CARE PROVIDERS & SERVICES–6.2%
220,400	Amedisys Inc.*	8,770
432,600	Amerigroup Corp.*	9,539
507,762	Healthways Inc.*	8,165

278,592	Mednax Inc.*	14,464

		40,938

HOTELS, RESTAURANTS & LEISURE–2.9%
397,998	Brinker International Inc.	5,031
434,900	Life Time Fitness Inc.*	9,372
504,691	Sonic Corp.*	4,719

		19,122

HOUSEHOLD DURABLES–0.8%
267,400	Meritage Homes Corp.*	4,877

INSURANCE–7.6%
442,397	Delphi Financial Group Inc.	9,600
648,800	Protective Life Corp.	12,489
354,400	Reinsurance Group of America	16,338
355,600	State Auto Financial Corp.	5,782
330,933	United Fire & Casualty Co.	5,785

		49,994

INTERNET SOFTWARE & SERVICES–1.5%
428,189	Digital River Inc.*	9,776

IT SERVICES–4.6%
428,000	Global Payments Inc.	21,070
502,500	SRA International Inc.*	9,427

		30,497

42

Harbor Small Cap Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

LIFE SCIENCES TOOLS & SERVICES–4.0%
251,500	Covance Inc.*	$12,998
615,886	Pharmaceutical Product Development Inc.	13,272

		26,270

MACHINERY–10.2%
518,400	Bucyrus International Inc. Cl. A	23,027
375,600	Harsco Corp.	11,828
269,500	Snap-on Inc.	9,845
497,800	Timken Co.	10,966
316,200	Toro Company	11,706

		67,372

OIL, GAS & CONSUMABLE FUELS–7.1%
590,700	Cabot Oil & Gas Corp.	22,724
423,200	St. Mary Land & Exploration Co.	14,431
439,600	Swift Energy Co.*	9,311

		46,466

PROFESSIONAL SERVICES–0.8%
231,538	School Specialty Inc.*	5,152

REAL ESTATE INVESTMENT TRUSTS (REITs)–1.8%
369,441	First Potomac Realty	4,193
989,580	Medical Properties Trust Inc.	7,917

		12,110

SPECIALTY RETAIL–1.4%
375,000	Aaron’s Inc.	9,394

TEXTILES, APPAREL & LUXURY GOODS–2.2%
363,800	Phillips-Van Heusen Corp.	14,607

COMMON STOCKS—Continued

Shares		Value (000s)

THRIFTS & MORTGAGE FINANCE–1.4%
925,650	Astoria Financial Corp.	$9,238

TRADING COMPANIES & DISTRIBUTORS–1.4%
184,584	Watsco Inc.	9,454

WIRELESS TELECOMMUNICATION SERVICES–1.4%
332,700	SBA Communications Corp.*	9,385

TOTAL COMMON STOCKS (Cost $589,966)		626,541

SHORT-TERM INVESTMENTS—5.0%
(Cost $33,147)
Principal Amount (000s)

REPURCHASE AGREEMENTS
$33,147	Repurchase Agreement with State Street Corp. dated October 30, 2009 due November 2, 2009 at 0.010% collateralized by Federal Home Loan Mortgage Corp. (market value $33,814)	33,147

TOTAL INVESTMENTS–100.0% (Cost $623,143)		659,688

CASH AND OTHER ASSETS, LESS LIABILITIES–0.0%		316

TOTAL NET ASSETS–100.0%		$660,004

FAIR VALUE MEASUREMENTS

Repurchase Agreements valued at $33,147 are classified as Level 2. All other holdings at October 31, 2009 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at any point during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

NET	Netherlands.

The accompanying notes are an integral part of the Financial Statements.

43

Harbor Small Company Value Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Evercore Asset Management, LLC

55 East 52nd Street

New York, NY 10055

PORTFOLIO MANAGERS

Andrew Moloff

Since 2007

Greg Sawers

Since 2007

Evercore has subadvised the Fund since its inception in 2007.

INVESTMENT GOAL

Long-term total return.

PRINCIPAL STYLE CHARACTERISTICS

Small cap value stocks.

Effective October 31, 2009, Harbor SMID Value Fund was renamed Harbor Small Company Value Fund.

Andrew Moloff

Greg Sawers

Management’s Discussion of

Fund Performance

MARKET REVIEW

More than anything else, the past six months or so were marked by a feeling that the worst had passed. Industrial America might not be booming, but earnings seemed to have bottomed and in some cases began to recover. The credit markets might not be free flowing, but rates fell steadily and access to the markets improved. The unemployment rate remains high, but the pace of new layoffs eased. Hardly the ingredients for euphoria, but against the base case early in calendar year 2009 of a pending economic doomsday, simply believing that the worst had passed was enough to send stocks soaring, rewarding those who took a contrarian position and remained committed to their investment processes.

If there is a lesson to be learned from the market’s gyrations in the past year, it is that fundamental research mattered more in this cycle than at any point we can remember in the past 25 years. At the mid-winter nadir, many investors were envisioning near apocalypse. Entire industries (most notably banking) were declared beyond resuscitation. Seizing the investment opportunity, therefore, required a tremendous amount of courage and confidence in one’s research. For those who did the research, it was the resulting confidence that allowed them to stick to their discipline and even add to their positions during the gloomiest moments, thus setting the stage for a period of outstanding absolute and relative performance.

PERFORMANCE

The Harbor Small Company Value Fund outpaced each of the Russell 2000® Value Index and the Russell 2500™ Value Index benchmark by a wide margin for the year ended October 31, 2009. The Fund returned 32.72% (Institutional Class), 32.25% (Administrative Class), and 32.32% (Investor Class), while the indices returned 1.96% and 8.55% respectively.

The biggest contributors to our returns came from holdings in sectors that many considered the most controversial — financial services and consumer discretionary — areas that for some time have been rich in opportunity for value investors. Our investments in these areas were leading detractors from returns during much of calendar year 2008 and early 2009 as investor panic took hold. While it was an uncomfortable period for us, we continued to rely on our research, adding to positions where we had the greatest confidence and thereby lowering the portfolio’s average cost. This approach was an important contributor to the positive results we achieved.

The financial services sector remains a key element of our strategy with an approximate weight of 37% in the portfolio. While that is somewhat greater than the benchmark, our exposures are focused specifically on regional banks and certain insurance companies. What our banks and insurance companies have in common is that both types of companies are incurring losses related in one way or another to the real estate markets. We have added to and diversified our regional bank holdings over the past six months, and several of them—most notably Regions Financial and Marshall & Ilsley—were important contributors to performance as investors began to see early signs that the rate of loan write-downs could begin to decline and the likelihood of dilutive equity issuance subsided. Our insurance holdings were also big contributors, most notably Assured Guaranty, which reported strong operating results and an improving balance sheet, as did another of our insurers, XL Capital.

44

Harbor Small Company Value Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
iShares Russel 2000	7.8%
Assured Guaranty Ltd. (BM)	4.9%
Gulf Island Fabrication Inc.	2.7%
Black & Decker Corp.	2.7%
Smithfield Foods Inc.	2.6%
MarineMax Inc.	2.6%
Del Monte Foods Co.	2.6%
Autoliv Inc.	2.6%
Jarden Corp.	2.6%
Jakks Pacific Inc.	2.6%

The leading contributors within the consumer discretionary sector were Dollar Thrifty Automotive, boat retailer MarineMax, American Axle, and two homebuilders—M/I Homes and Standard Pacific. The recovery in Dollar Thrifty’s business and the market’s dramatic response during the second and third quarters of calendar 2009 was an important contributor to performance. While the demand fall-off for rental cars was steep, the company took the right corrective actions: shrinking its fleet dramatically, raising prices as others in the industry also shrunk their fleets, proactively reducing its balance sheet exposure to Chrysler, signing a new supply agreement with Ford, and renegotiating its financing arrangements. As investors recognized that these actions could restore earnings back toward a normal level of $1.50 per share, the stock responded dramatically. Detractors from the Fund’s performance included Jakks Pacific Inc. in the consumer discretionary sector and financial services holdings Popular, Inc. and MBIA.

OUTLOOK AND STRATEGY

On the back of such a rebound, we are often asked whether there is much left to go. Our best estimate is that we are approximately 75% through the rebound, with valuation spreads having contracted from about four standard deviations above normal to something closer to one standard deviation above normal today.

But active portfolio managers have an advantage in this environment by taking profits in the first groups to correct and reinvesting the proceeds in those that have lagged. We believe capturing this remaining premium will be different and more challenging than it has been over the past few months. Thus far, the improvement has been fairly quick and forceful, largely, we believe, a function of increasing P/E ratios produced from a realization that some of the worst case scenarios seem to have been taken off the table. Going forward, we would look for a more gradual and tempered trend driven by actual earnings improvements and, in the case of financial stocks, a clear leveling off of bad-loan reserve additions.

This report contains the current opinions of Evercore Asset Management, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Stocks of small cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Because the Fund typically invests in approximately 40-60 companies, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

45

Harbor Small Company Value Fund

FUND SUMMARY—October 31, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2028

Cusip	411511421

Ticker	HASMX

Inception Date	05/01/2007

Net Expense Ratio	0.95%

Total Net Assets (000s)	$9,326

ADMINISTRATIVE CLASS

Fund #	2228

Cusip	411511439

Ticker	HRSMX

Inception Date	05/01/2007

Net Expense Ratio	1.20%

Total Net Assets (000s)	$670

INVESTOR CLASS

Fund #	2428

Cusip	411511413

Ticker	HISMX

Inception Date	05/01/2007

Net Expense Ratio	1.32%

Total Net Assets (000s)	$1,878

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Weighted Average Market Cap (MM)	$2,577	$836

Price/Earning Ratio (P/E)	19.5x	19.5x

Price/Book Ratio (P/B)	0.9x	1.2x

Beta vs. Russell 2000® Value Index	1.40	1.00

Portfolio Turnover Rate (Year Ended 10/31/2009)	47%	N/A

SECTOR ALLOCATION (% of investments)

(Excludes short-term investments)

Effective October 31, 2009, the former Harbor SMID Value Fund was renamed the Harbor Small Company Value Fund and, consistent with the Fund’s new name, its benchmark was changed from the Russell 2500™ Value Index to the Russell 2000® Value Index. These changes are designed to align the Fund’s name and benchmark more closely with the Fund’s emphasis on companies in the small-cap value segment of the market.

FUND CATEGORY

The style box reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

46

Harbor Small Company Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

The Fund’s returns achieved during the periods shown were unusual and an investor should not expect such performance to be sustained.

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 05/01/2007 through 10/31/2009

The graph compares a $50,000 investment in the Fund with the performance of the Russell 2000® Value Index and the Russell 2500™ Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2009
Harbor Small Company Value Fund
Institutional Class	32.72%	—%	-16.55%	05/01/2007	$31,783
Comparative Indices
Russell 2000® Value	1.96	0.08	-14.30	—	$33,976
Russell 2500™ Value	8.55	0.88	-13.92	—	$34,347

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 05/01/2007 through 10/31/2009

The graph compares a $10,000 investment in the Fund with the performance of the Russell 2000® Value Index and the Russell 2500™ Value Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2009
Harbor Small Company Value Fund
Administrative Class	32.25%	—%	-16.74%	05/01/2007	$6,321
Investor Class	32.32	—	-16.82	05/01/2007	$6,305
Comparative Indices
Russell 2000® Value	1.96	0.08	-14.30		$6,795
Russell 2500™ Value	8.55	0.88	-13.92	—	$6,869

As stated in the Fund’s current prospectus, the expense ratios were 0.95% (Net) and 3.97% (Gross) (Institutional Class); 1.20% (Net) and 3.94% (Gross) (Administrative Class); and 1.32% (Net) and 4.08% (Gross) (Investor Class). The net expense ratios are contractually capped until 02/28/2010. The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

47

Harbor Small Company Value Fund

PORTFOLIO OF INVESTMENTS— October 31, 2009

Equity Holdings (% of net assets)

(Excludes net cash, short-term investments and other investment companies of 17.3%)

COMMON STOCKS—82.7%

Shares		Value (000s)

AUTO COMPONENTS—4.9%
46,525	American Axle & Manufacturing Holdings Inc.	$279
9,121	Autoliv Inc.	306

		585

BUILDING PRODUCTS—2.5%
15,275	American Woodmark Corp.	301

COMMERCIAL BANKS—16.4%
21,540	Associated Banc Corp.	276
6,305	City National Corp.	238
8,373	Comerica Inc.	232
33,950	Fulton Financial Corp.	280
38,764	KeyCorp	209
45,105	Marshall & Ilsley Corp.	240
1,298	PNC Financial Services Group Inc.	64
45,750	Popular Inc.	99
40,570	Regions Financial Corp.	196
5,760	Suntrust Bank Inc.	110

		1,944

COMMERCIAL SERVICES & SUPPLIES—3.4%
22,795	Bowne & Co. Inc.	149
17,566	Deluxe Corp.	250

		399

COMPUTERS & PERIPHERALS—2.0%
73,179	Adaptec Inc.*	234

COMMON STOCKS—Continued

Shares		Value (000s)

CONSUMER FINANCE—2.2%
18,613	Discover Financial Services	$263

ENERGY EQUIPMENT & SERVICES—2.7%
16,790	Gulf Island Fabrication Inc.	321

FOOD PRODUCTS—5.2%
28,442	Del Monte Foods Co.	307
23,363	Smithfield Foods Inc.*	312

		619

HEALTH CARE EQUIPMENT & SUPPLIES—2.4%
10,296	Cooper Companies Inc.	289

HOTELS, RESTAURANTS & LEISURE—0.7%
4,350	Royal Caribbean Cruises Ltd.	88

HOUSEHOLD DURABLES—12.2%
6,765	Black & Decker Corp.	319
13,244	CSS Industries Inc.	269
11,061	Jarden Corp.	303
24,792	M/I Homes Inc.*	277
92,253	Standard Pacific Corp.*	277

		1,445

INSURANCE—12.7%
35,315	Assured Guaranty Ltd. (BM)	586
35,329	MBIA Inc.*	143
25,780	Old Republic International Corp.	275
23,915	Stewart Information Services Corp.	214
17,925	XL Capital Ltd. (CYM)	294

		1,512

LEISURE EQUIPMENT & PRODUCTS—2.5%
21,247	Jakks Pacific Inc.*	302

MACHINERY—2.5%
32,317	Blount International Inc.*	292

MARINE—2.3%
9,314	Alexander & Baldwin Inc.	269

ROAD & RAIL—2.2%
10,384	Arkansas Best Corp.	268

SPECIALTY RETAIL—2.6%
45,570	MarineMax Inc.*	310

TEXTILES, APPAREL & LUXURY GOODS—0.4%
5,664	K-Swiss Inc.	46

THRIFTS & MORTGAGE FINANCE—2.3%
15,940	Washington Federal Inc.	273

TOBACCO—0.6%
1,620	Universal Corp.	67

TOTAL COMMON STOCKS (Cost $10,746)		9,827

OTHER INVESTMENT COMPANIES–7.8%
(Cost $306)
DIVERSIFIED FINANCIAL SERVICES—7.8%
10,100	iShares Russell 2000	569
6,700	iShares Russell 2000 Value	354

		923

48

Harbor Small Company Value Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—11.6%
(Cost $1,370)
Principal Amount (000s)		Value (000s)

REPURCHASE AGREEMENTS
$1,370	Repurchase Agreement with State Street Corp. dated October 30, 2009 due November 2, 2009 at 0.010% collateralized by Federal National Mortgage Association (market value $1,401)	$1,370

TOTAL INVESTMENTS—102.1% (Cost $12,422)		12,120

CASH AND OTHER ASSETS, LESS LIABILITIES—(2.1)%		(246)

TOTAL NET ASSETS—100.0%		$11,874

FAIR VALUE MEASURMENTS

Repurchase Agreements valued at $1,370 are classified as Level 2. All other holdings at October 31, 2009 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at any point during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

BM	Bermuda.

CYM	Cayman Islands.

The accompanying notes are an integral part of the Financial Statements.

49

[THIS PAGE INTENTIONALLY LEFT BLANK]

50

Harbor Domestic Equity Funds

STATEMENT OF ASSETS AND LIABILITIES—October 31, 2009

(All amounts in thousands, except per share amounts)

	Harbor Capital Appreciation Fund	Harbor Mid Cap Growth Fund	Harbor Small Cap Growth Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Value Fund	Harbor Small Company Value Fund
ASSETS
Investments, at identified cost*	$6,500,032	$416,594	$346,672	$212,053	$52,333	$623,143	$12,422
Investments, at value	$7,878,151	$464,085	$358,400	$203,843	$42,994	$626,541	$10,750
Repurchase agreements	34,945	2,308	7,633	7,277	—	33,147	1,370
Cash	2	1	1	—	—	1	—
Foreign currency, at value (cost: $0, $73, $0, $0, $0, $0, $0)	—	73	—	—	—	—	—
Receivables for:
Investments sold	90,498	12,823	3,775	1,129	1,466	—	—
Capital shares sold	11,719	794	255	2,920	—	—	—
Dividends	4,002	240	—	252	13	1,569	34
Foreign currency spot contracts	53	4	—	—	63	450	4
Withholding tax receivable	1,577	8	—	14	1	—	—
Other assets	335	—	—	3	3	—	6
Prepaid registration fees	25	17	15	15	10	13	1
Total Assets	8,021,307	480,353	370,079	215,453	44,550	661,721	12,165
LIABILITIES
Payables for:
Due to custodian	—	—	—	—	838	—	—
Investments purchased	—	4,129	5,698	2,461	—	669	272
Capital shares reacquired	10,049	387	136	411	26	485	—
Accrued expenses:
Management fees	4,151	326	249	110	30	451	8
12b-1 fees	184	59	11	10	1	17	1
Trustees’ fees and expenses	100	6	7	4	1	14	—
Transfer agent fees	471	32	22	14	3	41	1
Other	397	46	20	29	11	40	9
Total Liabilities	15,352	4,985	6,143	3,039	910	1,717	291
NET ASSETS	$8,005,955	$475,368	$363,936	$212,414	$43,640	$660,004	$11,874
Net Assets Consist of
Paid-in capital	$9,133,020	$634,523	$402,816	$274,574	$65,669	$754,811	$13,639
Undistributed/(accumulated) net investment income/(loss)	20,634	—	—	670	511	2,347	—
Accumulated net realized gain/(loss)	(2,560,797)	(208,953)	(58,241)	(61,897)	(13,201)	(133,699)	(1,463)
Unrealized appreciation/(depreciation) of investments	1,413,098	49,798	19,361	(933)	(9,339)	36,545	(302)
	$8,005,955	$475,368	$363,936	$212,414	$43,640	$660,004	$11,874
NET ASSETS VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$7,159,390	$220,402	$317,168	$167,486	$41,250	$587,985	$9,326
Shares of beneficial interest[2]	236,315	35,559	35,811	25,276	4,547	39,515	1,551
Net asset value per share[1]	$30.30	$6.20	$8.86	$6.63	$9.07	$14.88	$6.01
Administrative Class
Net assets	$310,392	$211,996	$25,794	$19,142	$64	$30,584	$670
Shares of beneficial interest[2]	10,301	34,494	2,970	2,895	7	2,063	112
Net asset value per share[1]	$30.13	$6.15	$8.68	$6.61	$9.04	$14.82	$6.01
Investor Class
Net assets	$536,173	$42,970	$20,974	$25,786	$2,326	$41,435	$1,878
Shares of beneficial interest[2]	17,890	7,055	2,450	3,867	256	2,824	312
Net asset value per share[1]	$29.97	$6.09	$8.56	$6.67	$9.07	$14.67	$6.01

*	Including repurchase agreements and short-term investments.

1	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

2	Par value $0.01 (unlimited authorizations)

The accompanying notes are an integral part of the Financial Statements.

51

Harbor Domestic Equity Funds

STATEMENT OF OPERATIONS—Year Ended October 31, 2009

(All amounts in thousands)

	Harbor Capital Appreciation Fund	Harbor Mid Cap Growth Fund	Harbor Small Cap Growth Fund	Harbor Large Cap Value Fund	Harbor Mid Cap Value Fund	Harbor Small Cap Value Fund	Harbor Small Company Value Fund
Investment Income
Dividends	$72,657	$3,650	$1,328	$5,145	$1,088	$9,013	$64
Interest	27	23	31	—	3	126	—
Foreign taxes withheld	(1,693)	(31)	—	(84)	(1)	(23)	—
Total Investment Income	70,991	3,642	1,359	5,061	1,090	9,116	64
Operating Expenses
Management fees	39,088	3,530	2,434	1,042	272	5,000	30
12b-1 fees:
Administrative Class	612	443	57	59	1	74	1
Investor Class	1,208	191	48	51	5	100	2
Shareholder communications	788	100	41	8	6	181	1
Custodian fees	100	146	86	51	52	50	42
Transfer agent fees:
Institutional Class	4,716	175	229	106	28	478	2
Administrative Class	199	144	19	18	—	24	1
Investor Class	970	153	37	41	4	80	2
Professional fees	310	27	13	6	1	26	—
Trustees’ fees and expenses	101	8	5	3	1	9	—
Registration fees	112	80	55	68	48	58	44
Miscellaneous	110	12	10	17	6	21	6
Total expenses	48,314	5,009	3,034	1,470	424	6,101	131
Transfer agent fees waived	(846)	(58)	(41)	(22)	(6)	(78)	(1)
Other expenses waived	—	—	—	(82)	(55)	—	(88)
Custodial expense reductions	(2)	—	—	—	—	—	—
Net expenses	47,466	4,951	2,993	1,366	363	6,023	42
Net Investment Income/(Loss)	23,525	(1,309)	(1,634)	3,695	727	3,093	22
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	(390,292)	(130,755)	(43,657)	(46,403)	(8,862)	(132,371)	(956)
Foreign currency transactions	29	84	—	(38)	—	—	—
Change in net unrealized appreciation/(depreciation) of:
Investments	1,768,741	187,129	88,074	47,994	17,836	166,453	1,411
Translations of assets and liabilities in foreign currencies	33	(1)	—	11	—	—	—
Net gain/(loss) on investment transactions	1,378,511	56,457	44,417	1,564	8,974	34,082	455
Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,402,036	$55,148	$42,783	$5,259	$9,701	$37,175	$477

The accompanying notes are an integral part of the Financial Statements.

52

Harbor Domestic Equity Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor Capital Appreciation Fund		Harbor Mid Cap Growth Fund		Harbor Small Cap Growth Fund
	November 1, 2008 through October 31, 2009	November 1, 2007 through October 31, 2008	November 1, 2008 through October 31, 2009	November 1, 2007 through October 31, 2008	November 1, 2008 through October 31, 2009	November 1, 2007 through October 31, 2008
INCREASE/(DECREASE) IN NET ASSETS
Operations
Net investment income/(loss)	$23,525	$36,254	$(1,309)	$(479)	$(1,634)	$(3,578)
Net realized gain/(loss) on investments	(390,263)	(632,900)	(130,671)	(78,131)	(43,657)	7,206
Net unrealized appreciation/(depreciation) of investments	1,768,774	(2,932,596)	187,128	(209,706)	88,074	(243,039)
Net increase/(decrease) in assets resulting from operations	1,402,036	(3,529,242)	55,148	(288,316)	42,783	(239,411)
Distributions to Shareholders
Net investment income:
Institutional Class	(33,789)	(27,317)	—	(293)	—	—
Administrative Class	(839)	(209)	—	—	—	—
Investor Class	(628)	—	—	—	—	—
Net realized gain on investments:
Institutional Class	—	—	—	(12,936)	(8,755)	(82,265)
Administrative Class	—	—	—	(3,633)	(729)	(5,206)
Investor Class	—	—	—	(7,656)	(646)	(5,652)
Total distributions to shareholders	(35,256)	(27,526)	—	(24,518)	(10,130)	(93,123)
Net Increase/(Decrease) Derived from Capital Share Transactions	453,737	(106,575)	(46,258)	279,756	(22,705)	(44,995)
Net increase/(decrease) in net assets	1,820,517	(3,663,343)	8,890	(33,078)	9,948	(377,529)
Net Assets
Beginning of period	6,185,438	9,848,781	466,478	499,556	353,988	731,517
End of period*	$8,005,955	$6,185,438	$475,368	$466,478	$363,936	$353,988
* Includes undistributed/(accumulated) net investment income/(loss) of	$20,634	$32,733	$—	$—	$—	$—

a	Formerly, Harbor SMID Value Fund.

The accompanying notes are an integral part of the Financial Statements.

53

Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Value Fund		Harbor Small Company Value Fund
November 1, 2008 through October 31, 2009	November 1, 2007 through October 31, 2008	November 1, 2008 through October 31, 2009	November 1, 2007 through October 31, 2008	November 1, 2008 through October 31, 2009	November 1, 2007 through October 31, 2008	November 1, 2008 through October 31, 2009	November 1, 2007 through October 31, 2008[a]

$3,695	$4,797	$727	$1,548	$3,093	$4,897	$22	$29
(46,441)	(13,044)	(8,862)	(4,453)	(132,371)	4,253	(956)	(507)

48,005	(82,393)	17,836	(26,983)	166,453	(493,812)	1,411	(1,247)
5,259	(90,640)	9,701	(29,888)	37,175	(484,662)	477	(1,725)

(3,149)	(2,609)	(1,354)	(1,023)	(2,707)	(6,292)	(28)	(12)
(648)	(309)	(14)	(4)	(19)	(96)	(6)	(7)
(239)	(528)	(69)	(44)	—	—	(6)	(7)

—	(101,227)	—	(2,584)	(1,780)	(73,264)	—	(29)
—	(3,384)	—	(13)	(79)	(2,832)	—	(21)
—	(18,830)	—	(177)	(121)	(4,984)	—	(21)
(4,036)	(126,887)	(1,437)	(3,845)	(4,706)	(87,468)	(40)	(97)
(4,071)	89,156	(1,666)	(13,913)	(205,392)	(314,301)	8,666	1,595
(2,848)	(128,371)	6,598	(47,646)	(172,923)	(886,430)	9,103	(227)

215,262	343,633	37,042	84,688	832,927	1,719,357	2,771	2,998
$212,414	$215,262	$43,640	$37,042	$660,004	$832,927	$11,874	$2,771
$670	$1,216	$511	$1,262	$2,347	$1,980	$—	$18

54

Harbor Domestic Equity Funds

STATEMENT OF CHANGES IN NET ASSETS–CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor Capital Appreciation Fund		Harbor Mid Cap Growth Fund		Harbor Small Cap Growth Fund
	November 1, 2008 through October 31, 2009	November 1, 2007 through October 31, 2008	November 1, 2008 through October 31, 2009	November 1, 2007 through October 31, 2008	November 1, 2008 through October 31, 2009	November 1, 2007 through October 31, 2008
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$2,027,028	$1,910,013	$67,875	$189,248	$37,992	$60,278
Reinvested distributions	29,631	23,904	—	10,128	8,206	76,938
Cost of shares reacquired	(1,569,374)	(2,063,455)	(93,582)	(87,542)	(65,880)	(185,181)
Net increase/(decrease) in net assets	$487,285	$(129,538)	$(25,707)	$111,834	$(19,682)	$(47,965)
Administrative Class
Net proceeds from sale of shares	$127,351	$153,308	$66,479	$178,479	$4,924	$7,676
Reinvested distributions	838	209	—	3,633	729	5,206
Cost of shares reacquired	(105,664)	(103,020)	(34,742)	(19,540)	(6,810)	(8,757)
Net increase/(decrease) in net assets	$22,525	$50,497	$31,737	$162,572	$(1,157)	$4,125
Investor Class
Net proceeds from sale of shares	$183,239	$213,364	$19,668	$61,215	$4,473	$6,053
Reinvested distributions	575	—	—	7,530	645	5,644
Cost of shares reacquired	(239,887)	(240,898)	(71,956)	(63,395)	(6,984)	(12,852)
Net increase/(decrease) in net assets	$(56,073)	$(27,534)	$(52,288)	$5,350	$(1,866)	$(1,155)
SHARES
Institutional Class
Shares sold	79,330	56,675	12,884	22,602	5,055	5,456
Shares issued due to reinvestment of distributions	1,281	655	—	1,109	1,169	6,265
Shares reacquired	(62,955)	(62,634)	(16,806)	(10,979)	(8,934)	(16,607)
Net increase/(decrease) in shares outstanding	17,656	(5,304)	(3,922)	12,732	(2,710)	(4,886)
Beginning of period	218,659	223,963	39,481	26,749	38,521	43,407
End of period	236,315	218,659	35,559	39,481	35,811	38,521
Administrative Class
Shares sold	5,226	5,077	12,619	23,299	692	765
Shares issued due to reinvestment of distributions	36	6	—	399	106	430
Shares reacquired	(4,457)	(3,194)	(6,640)	(2,588)	(920)	(803)
Net increase/(decrease) in shares outstanding	805	1,889	5,979	21,110	(122)	392
Beginning of period	9,496	7,607	28,515	7,405	3,092	2,700
End of period	10,301	9,496	34,494	28,515	2,970	3,092
Investor Class
Shares sold	7,164	6,432	4,053	7,187	631	543
Shares issued due to reinvestment distributions	25	—	—	834	95	472
Shares reacquired	(9,478)	(7,843)	(12,317)	(7,928)	(1,019)	(1,195)
Net increase/(decrease) in shares outstanding	(2,289)	(1,411)	(8,264)	93	(293)	(180)
Beginning of period	20,179	21,590	15,319	15,226	2,743	2,923
End of period	17,890	20,179	7,055	15,319	2,450	2,743

a	Formerly, Harbor SMID Value Fund.

The accompanying notes are an integral part of the Financial Statements.

55

Harbor Large Cap Value Fund		Harbor Mid Cap Value Fund		Harbor Small Cap Value Fund		Harbor Small Company Value Fund[a]
November 1, 2008 through October 31, 2009	November 1, 2007 through October 31, 2008	November 1, 2008 through October 31, 2009	November 1, 2007 through October 31, 2008	November 1, 2008 through October 31, 2009	November 1, 2007 through October 31, 2008	November 1, 2008 through October 31, 2009	November 1, 2007 through October 31, 2008

$82,023	$62,894	$18,473	$22,703	$168,162	$204,178	$8,248	$1,540
2,919	98,215	1,341	3,392	3,449	64,978	27	41
(38,728)	(96,921)	(21,224)	(38,141)	(363,207)	(555,800)	(1,022)	(88)
$46,214	$64,188	$(1,410)	$(12,046)	$(191,596)	$(286,644)	$7,253	$1,493

$7,949	$103,487	$271	$489	$8,206	$9,192	$476	$1
647	3,693	14	17	98	2,928	6	28
(60,693)	(18,259)	(587)	(363)	(13,144)	(16,930)	(357)	—
$(52,097)	$88,921	$(302)	$143	$(4,840)	$(4,810)	$125	$29

$9,969	$97,399	$596	$968	$7,585	$11,015	$2,234	$107
231	17,986	69	221	114	4,140	6	28
(8,388)	(179,338)	(619)	(3,199)	(16,655)	(38,001)	(952)	(62)
$1,812	$(63,953)	$46	$(2,010)	$(8,956)	$(22,846)	$1,288	$73

14,319	6,900	2,779	2,088	12,874	11,278	1,401	256
483	10,558	194	290	269	3,337	6	5
(6,947)	(10,037)	(3,024)	(3,614)	(27,935)	(29,357)	(239)	(13)
7,855	7,421	(51)	(1,236)	(14,792)	(14,742)	1,168	248
17,421	10,000	4,598	5,834	54,307	69,049	383	135
25,276	17,421	4,547	4,598	39,515	54,307	1,551	383

1,384	13,313	40	47	663	495	111	—
107	400	2	1	8	151	2	4
(10,158)	(2,468)	(81)	(34)	(995)	(903)	(105)	—
(8,667)	11,245	(39)	14	(324)	(257)	8	4
11,562	317	46	32	2,387	2,644	104	100
2,895	11,562	7	46	2,063	2,387	112	104

1,571	10,807	77	89	606	608	397	16
38	1,942	10	19	9	215	1	4
(1,414)	(14,998)	(80)	(301)	(1,322)	(2,043)	(200)	(9)
195	(2,249)	7	(193)	(707)	(1,220)	198	11
3,672	5,921	249	442	3,531	4,751	114	103
3,867	3,672	256	249	2,824	3,531	312	114

56

Harbor Domestic Equity Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR CAPITAL APPRECIATION FUND
	Institutional Class
Year Ended October 31	2009	2008	2007	2006	2005
Net asset value beginning of period	$24.94	$38.95	$32.65	$31.02	$26.81
Income from Investment Operations
Net investment income/(loss)	0.10 [a]	0.16 [a]	0.14 [a]	0.07 [a]	0.13 [a]
Net realized and unrealized gains/(losses) on investments	5.42	(14.05)	6.23	1.59	4.19
Total from investment operations	5.52	(13.89)	6.37	1.66	4.32
Less Distributions
Dividends from net investment income	(0.16)	(0.12)	(0.07)	(0.03)	(0.11)
Distributions from net realized capital gains[1]	—	—	—	—	—
Total distributions	(0.16)	(0.12)	(0.07)	(0.03)	(0.11)
Net asset value end of period	30.30	24.94	38.95	32.65	31.02
Net assets end of period (000s)	$7,159,390	$5,452,974	$8,723,355	$7,882,712	$7,187,988
Ratios and Supplemental Data (%)
Total return	22.31%[b]	(35.75)%[b]	19.55%[b]	5.35%[b]	16.14%[b]
Ratio of total expenses to average net assets[2]	0.70	0.68	0.67	0.67	0.68
Ratio of net expenses to average net assets	0.69 [a]	0.67 [a]	0.66 [a]	0.67 [a]	0.68 [a]
Ratio of net investment income to average net assets	0.40 [a]	0.47 [a]	0.38 [a]	0.25 [a]	0.44 [a]
Portfolio turnover	72	82	69	71	69

HARBOR MID CAP GROWTH FUND
	Institutional Class
Year Ended October 31	2009	2008	2007	2006	2005[e]
Net asset value beginning of period	$5.63	$10.16	$7.59	$7.31	$6.15
Income from Investment Operations
Net investment income/(loss)	(0.01)[a]	— [a]	0.03 [a]	— [a]	(0.03)[a]
Net realized and unrealized gains/(losses) on investments	0.58	(4.06)	2.59	1.13	1.19
Total from investment operations	0.57	(4.06)	2.62	1.13	1.16
Less Distributions
Dividends from net investment income	—	(0.01)	(0.02)	—	—
Distributions from net realized capital gains[1]	—	(0.46)	(0.03)	(0.85)	—
Total distributions	—	(0.47)	(0.05)	(0.85)	—
Net asset value end of period	6.20	5.63	10.16	7.59	7.31
Net assets end of period (000s)	$220,402	$222,085	$271,736	$110,633	$53,477
Ratios and Supplemental Data (%)
Total return	10.12%[b]	(41.76)%[b]	34.71%[b]	16.30%[b]	18.86%[b]
Ratio of total expenses to average net assets[2]	0.91	0.88	0.91	1.06	1.15
Ratio of net expenses to average net assets	0.90 [a]	0.87 [a]	0.89 [a]	0.94 [a]	0.95 [a]
Ratio of net investment income/(loss) to average net assets (%)	(0.12)[a]	0.05 [a]	0.36 [a]	(0.30)[a]	(0.48)[a]
Portfolio turnover	177	125	107	131	177
See page 63 for notes to Domestic Equity Funds Financial Highlights.

57

Administrative Class							Investor Class
2009	2008	2007		2006		2005	2009	2008	2007	2006	2005
$24.80	$38.73	$32.47		$30.90		$26.77	$24.63	$38.48	$32.31	$30.79	$26.65

0.04 [a]	0.07 [a]	0.06	[a]	0.05	[a]	—	— [a]	0.03 [a]	0.01 [a]	(0.02)[a]	0.05 [a]
5.38	(13.97)	6.20		1.52		4.23	5.37	(13.88)	6.16	1.54	4.11
5.42	(13.90)	6.26		1.57		4.23	5.37	(13.85)	6.17	1.52	4.16

(0.09)	(0.03)	—		—		(0.10)	(0.03)	—	—	—	(0.02)
—	—	—		—		—	—	—	—	—	—
(0.09)	(0.03)	—		—		(0.10)	(0.03)	—	—	—	(0.02)
30.13	24.80	38.73		32.47		30.90	29.97	24.63	38.48	32.31	30.79
$310,392	$235,457	$294,586		$207,852		$123,018	$536,173	$497,007	$830,840	$562,859	$304,676

21.97%[b]	(35.92)%[b]	19.28%[b]		5.08%[b]		15.84%[b]	21.85%[b]	(35.99)%[b]	19.10%[b]	4.94%[b]	15.62%[b]
0.95	0.93	0.93		0.92		0.92	1.07	1.05	1.05	1.07	1.10
0.94 [a]	0.92 [a]	0.92	[a]	0.92	[a]	0.92 [a]	1.06 [a]	1.05 [a]	1.04 [a]	1.07 [a]	1.10 [a]
0.14 [a]	0.21 [a]	0.13	[a]	—	[a]	(0.13)[a]	0.04 [a]	0.10 [a]	(0.01)[a]	(0.15)[a]	(0.10)[a]
72	82	69		71		69	72	82	69	71	69

Administrative Class							Investor Class
2009	2008	2007		2006		2005[e]	2009	2008	2007	2006	2005[e]
$5.59	$10.11	$7.57		$7.31		$6.15	$5.54	$10.04	$7.52	$7.28	$6.15

(0.02)[a]	(0.01)[a]	0.01	[a]	—	[a]	— [a]	(0.08)[a]	(0.03)[a]	0.02 [a]	(0.01)[a]	(0.04)[a]
0.58	(4.05)	2.57		1.11		1.16	0.63	(4.01)	2.53	1.10	1.17
0.56	(4.06)	2.58		1.11		1.16	0.55	(4.04)	2.55	1.09	1.13

—	—	(0.01)		—		—	—	—	—	—	—
—	(0.46)	(0.03)		(0.85)		—	—	(0.46)	(0.03)	(0.85)	—
—	(0.46)	(0.04)		(0.85)		—	—	(0.46)	(0.03)	(0.85)	—
6.15	5.59	10.11		7.57		7.31	6.09	5.54	10.04	7.52	7.28
$211,996	$159,450	$74,885		$46,402		$14	$42,970	$84,943	$152,935	$6,782	$1,737

10.02%[b]	(41.94)%[b]	34.31%[b]		15.99%[b]		18.86%[b]	9.93%[b]	(42.04)%[b]	34.08%[b]	15.77%[b]	18.37%[b]
1.16	1.13	1.16		1.30		1.38	1.27	1.26	1.29	1.44	1.58
1.15 [a]	1.12 [a]	1.14	[a]	1.18	[a]	1.18 [a]	1.26 [a]	1.25 [a]	1.27 [a]	1.32 [a]	1.38 [a]
(0.39)[a]	(0.21)[a]	0.14	[a]	(0.58)[a]		(0.67)[a]	(0.47)[a]	(0.31)[a]	(0.06)[a]	(0.69)[a]	(0.87)[a]
177	125	107		131		177	177	125	107	131	177

58

Harbor Domestic Equity Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR SMALL CAP GROWTH FUND
	Institutional Class
Year Ended October 31	2009	2008	2007	2006	2005
Net asset value beginning of period	$8.00	$14.95	$13.69	$13.00	$12.82
Income from Investment Operations
Net investment income/(loss)	(0.03)[a]	(0.07)[a]	(0.07)[a]	— [a]	(0.06)[a]
Net realized and unrealized gains/(losses) on investments	1.13	(4.95)	2.55	1.74	1.07
Total from investment operations	1.10	(5.02)	2.48	1.74	1.01
Less Distributions
Dividends from net investment income	—	—	—	—	—
Distributions from net realized capital gains[1]	(0.24)	(1.93)	(1.22)	(1.05)	(0.83)
Total distributions	(0.24)	(1.93)	(1.22)	(1.05)	(0.83)
Net asset value end of period	8.86	8.00	14.95	13.69	13.00
Net assets end of period (000s)	$317,168	$308,330	$648,885	$633,956	$635,132
Ratios and Supplemental Data (%)
Total return	14.50%[b]	(38.07)%[b]	19.56%[b]	14.17%[b]	7.83%[b]
Ratio of total expenses to average net assets[2]	0.89	0.85	0.84	0.82	0.84
Ratio of net expenses to average net assets	0.88 [a]	0.84 [a]	0.82 [a]	0.82 [a]	0.84 [a]
Ratio of net investment income/(loss) to average net assets (%)	(0.46)[a]	(0.61)[a]	(0.52)[a]	(0.35)[a]	(0.40)[a]
Portfolio turnover	57	56	50	55	69

HARBOR LARGE CAP VALUE FUND
	Institutional Class
Year Ended October 31	2009	2008	2007[f]	2006	2005
Net asset value beginning of period	$6.60	$21.20	$18.79	$16.63	$15.00
Income from Investment Operations
Net investment income/(loss)	0.11 [a]	0.19 [a]	0.41 [a]	0.22 [a]	0.16 [a]
Net realized and unrealized gains/(losses) on investments	0.07	(3.94)	2.54	2.13	1.63
Total from investment operations	0.18	(3.75)	2.95	2.35	1.79
Less Distributions
Dividends from net investment income	(0.15)	(0.19)	(0.26)	(0.19)	(0.16)
Distributions from net realized capital gains[1]	—	(10.66)	(0.28)	—	—
Total distributions	(0.15)	(10.85)	(0.54)	(0.19)	(0.16)
Net asset value end of period	6.63	6.60	21.20	18.79	16.63
Net assets end of period (000s)	$167,486	$114,972	$211,985	$596,888	$546,624
Ratios and Supplemental Data (%)
Total return	3.01%[b]	(32.16)%[b]	15.93%[b]	14.23%[b]	11.90%[b]
Ratio of total expenses to average net assets[2]	0.77	0.74	0.72	0.68	0.70
Ratio of net expenses to average net assets	0.71 [a]	0.68 [a]	0.68 [a]	0.68 [a]	0.70 [a]
Ratio of net investment income to average net assets	2.13 [a]	2.05 [a]	1.24 [a]	1.23 [a]	1.01 [a]
Portfolio turnover	54	107	114	31	24

See page 63 for notes to Domestic Equity Funds Financial Highlights.

59

Administrative Class					Investor Class
2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
$7.87	$14.77	$13.57	$12.92	$12.78	$7.77	$14.62	$13.47	$12.85	$12.74

(0.06)[a]	(0.08)[a]	(0.14)[a]	(0.03)[a]	(0.07)[a]	(0.09)[a]	(0.13)[a]	(0.16)[a]	(0.02)[a]	(0.09)[a]
1.11	(4.89)	2.56	1.73	1.04	1.12	(4.79)	2.53	1.69	1.03
1.05	(4.97)	2.42	1.70	0.97	1.03	(4.92)	2.37	1.67	0.94

—	—	—	—	—	—	—	—	—	—
(0.24)	(1.93)	(1.22)	(1.05)	(0.83)	(0.24)	(1.93)	(1.22)	(1.05)	(0.83)
(0.24)	(1.93)	(1.22)	(1.05)	(0.83)	(0.24)	(1.93)	(1.22)	(1.05)	(0.83)
8.68	7.87	14.77	13.57	12.92	8.56	7.77	14.62	13.47	12.85
$25,794	$24,337	$39,877	$48,525	$40,916	$20,974	$21,321	$42,755	$47,263	$32,440

14.09%[b]	(38.21)%[b]	19.35%[b]	13.93%[b]	7.52%[b]	14.01%[b]	(38.27)%[b]	19.11%[b]	13.77%[b]	7.31%[b]
1.14	1.10	1.08	1.07	1.09	1.26	1.22	1.21	1.22	1.27
1.13 [a]	1.09 [a]	1.07 [a]	1.07 [a]	1.09 [a]	1.25 [a]	1.21 [a]	1.20 [a]	1.22 [a]	1.27 [a]
(0.72)[a]	(0.86)[a]	(0.77)[a]	(0.60)[a]	(0.66)[a]	(0.83)[a]	(0.98)[a]	(0.90)[a]	(0.74)[a]	(0.83)[a]
57	56	50	55	69	57	56	50	55	69

Administrative Class					Investor Class
2009	2008	2007[f]	2006	2005	2009	2008	2007[f]	2006	2005
$6.59	$21.17	$18.77	$16.62	$14.99	$6.58	$21.10	$18.70	$16.58	$14.96

0.12 [a]	0.24 [a]	0.20 [a]	0.16 [a]	0.14 [a]	0.11 [a]	0.17 [a]	0.19 [a]	0.14 [a]	0.07 [a]
0.04	(4.01)	2.69	2.14	1.61	0.05	(3.95)	2.67	2.12	1.64
0.16	(3.77)	2.89	2.30	1.75	0.16	(3.78)	2.86	2.26	1.71

(0.14)	(0.15)	(0.21)	(0.15)	(0.12)	(0.07)	(0.08)	(0.18)	(0.14)	(0.09)
—	(10.66)	(0.28)	—	—	—	(10.66)	(0.28)	—	—
(0.14)	(10.81)	(0.49)	(0.15)	(0.12)	(0.07)	(10.74)	(0.46)	(0.14)	(0.09)
6.61	6.59	21.17	18.77	16.62	6.67	6.58	21.10	18.70	16.58
$19,142	$76,134	$6,706	$8,352	$5,577	$25,786	$24,156	$124,942	$284,948	$162,862

2.57%[b]	(32.26)%[b]	15.62%[b]	13.93%[b]	11.66%[b]	2.60%[b]	(32.39)%[b]	15.49%[b]	13.73%[b]	11.54%[b]
1.01	1.00	0.98	0.93	0.95	1.14	1.11	1.09	1.08	1.10
0.96 [a]	0.93 [a]	0.93 [a]	0.93 [a]	0.95 [a]	1.07 [a]	1.05 [a]	1.06 [a]	1.08 [a]	1.10 [a]
2.37 [a]	1.65 [a]	1.04 [a]	0.95 [a]	0.77 [a]	1.84 [a]	1.88 [a]	0.90 [a]	0.82 [a]	0.70 [a]
54	107	114	31	24	54	107	114	31	24

60

Harbor Domestic Equity Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR MID CAP VALUE FUND
	Institutional Class
Year Ended October 31	2009	2008	2007	2006	2005
Net asset value beginning of period	$7.57	$13.43	$13.26	$11.90	$11.09
Income from Investment Operations
Net investment income/(loss)	0.19 [a]	0.32 [a]	0.17 [a]	0.13 [a]	0.14 [a]
Net realized and unrealized gains/(losses) on investments	1.64	(5.52)	0.49	1.65	1.68
Total from investment operations	1.83	(5.20)	0.66	1.78	1.82
Less Distributions
Dividends from net investment income	(0.33)	(0.19)	(0.12)	(0.13)	(0.05)
Distributions from net realized capital gains[1]	—	(0.47)	(0.37)	(0.29)	(0.96)
Total distributions	(0.33)	(0.66)	(0.49)	(0.42)	(1.01)
Net asset value end of period	9.07	7.57	13.43	13.26	11.90
Net assets end of period (000s)	$41,250	$34,815	$78,346	$26,630	$15,744
Ratios and Supplemental Data (%)
Total return	25.53%[b]	(40.47)%[b]	4.97%[b]	15.43%[b]	16.92%[b]
Ratio of total expenses to average net assets[2]	1.14	0.98	1.02	1.46	1.88
Ratio of net expenses to average net assets	0.98 [a]	0.95 [a]	0.95 [a]	0.95 [a]	0.95 [a]
Ratio of net investment income to average net assets	2.02 [a]	2.47 [a]	1.52 [a]	1.45 [a]	1.27 [a]
Portfolio turnover	46	34	21	18	20

HARBOR SMALL CAP VALUE FUND
	Institutional Class
Year Ended October 31	2009	2008	2007	2006	2005
Net asset value beginning of period	$13.84	$22.52	$21.24	$19.50	$16.58
Income from Investment Operations
Net investment income/(loss)	0.08 [a]	0.10 [a]	0.11 [a]	0.03 [a]	0.01 [a]
Net realized and unrealized gains/(losses) on investments	1.05	(7.57)	1.68	2.04	3.00
Total from investment operations	1.13	(7.47)	1.79	2.07	3.01
Less Distributions
Dividends from net investment income	(0.05)	(0.10)	(0.02)	(0.02)	—
Distributions from net realized capital gains[1]	(0.04)	(1.11)	(0.49)	(0.31)	(0.09)
Total distributions	(0.09)	(1.21)	(0.51)	(0.33)	(0.09)
Net asset value end of period	14.88	13.84	22.52	21.24	19.50
Net assets end of period (000s)	$587,985	$751,873	$1,554,756	$1,928,482	$1,592,120
Ratios and Supplemental Data (%)
Total return	8.28%[b]	(34.74)%[b]	8.52%[b]	10.72%[b]	18.22%[b]
Ratio of total expenses to average net assets[2]	0.88	0.85	0.84	0.83	0.83
Ratio of net expenses to average net assets	0.87 [a]	0.84 [a]	0.83 [a]	0.83 [a]	0.83 [a]
Ratio of net investment income/(loss) to average net assets (%)	0.50 [a]	0.40 [a]	0.44 [a]	0.19 [a]	0.13 [a]
Portfolio turnover	18	16	14	27	20

See page 63 for notes to Domestic Equity Funds Financial Highlights.

61

Administrative Class					Investor Class
2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
$7.54	$13.38	$13.24	$11.90	$11.09	$7.55	$13.37	$13.22	$11.88	$11.09

(0.14)[a,i]	0.24 [a]	0.20 [a]	0.10 [a]	0.04 [a]	0.13 [a]	0.32 [a]	0.18 [a]	0.12 [a]	0.07 [a]
1.95	(5.46)	0.42	1.66	1.76	1.67	(5.55)	0.43	1.62	1.71
1.81	(5.22)	0.62	1.76	1.80	1.80	(5.23)	0.61	1.74	1.78

(0.31)	(0.15)	(0.11)	(0.13)	(0.04)	(0.28)	(0.12)	(0.09)	(0.11)	(0.04)
—	(0.47)	(0.37)	(0.29)	(0.95)	—	(0.47)	(0.37)	(0.29)	(0.95)
(0.31)	(0.62)	(0.48)	(0.42)	(0.99)	(0.28)	(0.59)	(0.46)	(0.40)	(0.99)
9.04	7.54	13.38	13.24	11.90	9.07	7.55	13.37	13.22	11.88
$64	$347	$434	$184	$81	$2,326	$1,880	$5,908	$5,832	$1,612

25.26%[b]	(40.66)%[b]	4.68%[b]	15.17%[b]	16.88%[b]	25.02%[b]	(40.69)%[b]	4.60%[b]	15.00%[b]	16.65%[b]
1.36	1.25	1.27	1.69	2.11	1.51	1.35	1.41	1.83	2.31
1.23 [a]	1.20 [a]	1.19 [a]	1.18 [a]	1.18 [a]	1.35 [a]	1.32 [a]	1.33 [a]	1.32 [a]	1.38 [a]
2.01 [a]	2.27 [a]	1.29 [a]	1.22 [a]	0.96 [a]	1.68 [a]	2.10 [a]	1.17 [a]	1.06 [a]	0.88 [a]
46	34	21	18	20	46	34	21	18	20

Administrative Class					Investor Class
2009	2008	2007	2006	2005	2009	2008	2007	2006	2005
$13.77	$22.40	$21.17	$19.46	$16.57	$13.64	$22.18	$20.99	$19.33	$16.50

0.02 [a]	0.03 [a]	0.04 [a]	(0.02)[a]	(0.01)[a]	(0.05)[a,i]	(0.05)[a]	(0.03)[a]	(0.09)[a]	(0.01)[a]
1.08	(7.51)	1.68	2.04	2.99	1.12	(7.38)	1.71	2.06	2.93
1.10	(7.48)	1.72	2.02	2.98	1.07	(7.43)	1.68	1.97	2.92

(0.01)	(0.04)	—	—	—	—	—	—	—	—
(0.04)	(1.11)	(0.49)	(0.31)	(0.09)	(0.04)	(1.11)	(0.49)	(0.31)	(0.09)
(0.05)	(1.15)	(0.49)	(0.31)	(0.09)	(0.04)	(1.11)	(0.49)	(0.31)	(0.09)
14.82	13.77	22.40	21.17	19.46	14.67	13.64	22.18	20.99	19.33
$30,584	$32,878	$59,224	$57,301	$36,787	$41,435	$48,176	$105,377	$138,916	$182,697

8.00%[b]	(34.89)%[b]	8.21%[b]	10.48%[b]	18.05%[b]	7.86%[b]	(34.95)%[b]	8.08%[b]	10.28%[b]	17.76%[b]
1.13	1.10	1.09	1.08	1.08	1.25	1.22	1.22	1.23	1.26
1.12 [a]	1.09 [a]	1.08 [a]	1.08 [a]	1.08 [a]	1.24 [a]	1.22 [a]	1.21 [a]	1.23 [a]	1.26 [a]
0.23 [a]	0.16 [a]	0.18 [a]	(0.06)[a]	(0.08)[a]	0.12 [a]	0.03 [a]	0.06 [a]	(0.22)[a]	(0.27)[a]
18	16	14	27	20	18	16	14	27	20

62

Harbor Domestic Equity Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR SMALL COMPANY VALUE FUND
	Institutional Class
Year Ended October 31	2009		2008[h]	2007[g,h]
Net asset value beginning of period	$4.61		$8.88	$10.00
Income from Investment Operations
Net investment income/(loss)	0.04	[a]	0.06 [a]	0.06	[a]
Net realized and unrealized gains/(losses) on investments	1.43		(4.03)	(1.18)
Total from investment operations	1.47		(3.97)	(1.12)
Less Distributions
Dividends from net investment income	(0.07)		(0.09)	—
Distributions from net realized capital gains[1]	—		(0.21)	—
Total distributions	(0.07)		(0.30)	—
Net asset value end of period	6.01		4.61	8.88
Net assets end of period (000s)	$9,326		$1,768	$1,196
Ratios and Supplemental Data (%)
Total return	32.72%[b]		(46.07)%[b]	(11.20)%[b,d]
Ratio of total expenses to average net assets[2]	3.08		3.95	3.61	[c]
Ratio of net expenses to average net assets	0.95	[a]	0.95 [a]	0.95	[a,c]
Ratio of net investment income to average net assets	0.62	[a]	1.13 [a]	1.19	[a,c]
Portfolio turnover	47		57	22	[d]

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements. (See Note 2 to Financial Statements).

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Annualized.

d	Unannualized.

e	Effective September 20, 2005, Harbor Mid Cap Growth Fund appointed Wellington Management Company, LLP as its Subadviser.

f	Effective June 19, 2007, Harbor Large Cap Value Fund appointed Cohen & Steers Capital Management, Inc. as its Subadviser.

g	For the period May 1, 2007 (inception) through October 31, 2007.

h	Formerly, Harbor SMID Value Fund.

i	The amount shown for a share outstanding does not correspond with the aggregate net investment income/(loss) for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

The accompanying notes are an integral part of the Financial Statements.

63

Administrative Class					Investor Class
2009		2008[h]	2007[g],h		2009		2008[h]	2007[g],h
$4.61		$8.87	$10.00		$4.60		$8.86	$10.00

0.04	[a]	0.07 [a]	0.05	[a]	0.02	[a]	0.05 [a]	0.04	[a]
1.42		(4.05)	(1.18)		1.44		(4.04)	(1.18)
1.46		(3.98)	(1.13)		1.46		(3.99)	(1.14)

(0.06)		(0.07)	—		(0.05)		(0.06)	—
—		(0.21)	—		—		(0.21)	—
(0.06)		(0.28)	—		(0.05)		(0.27)	—
6.01		4.61	8.87		6.01		4.60	8.86
$670		$478	$887		$1,878		$525	$915

32.25%[b]		(46.11)%[b]	(11.30)%[b,d]		32.32%[b,d]		(46.22)%[b]	(11.40)%[b,d]
3.68		3.92	3.84	[c]	3.65		4.06	3.97	[c]
1.20	[a]	1.20 [a]	1.20	[a,c]	1.32	[a]	1.32 [a]	1.33	[a,c]
0.70	[a]	1.01 [a]	0.94	[a]	0.22	[a]	0.89 [a]	0.80	[a,c]
47		57	22	[d]	47		57	22	[d]

64

Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—October 31, 2009

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 27 separate portfolios. The portfolios covered by this report include: Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Value Fund and Harbor Small Company Value Fund (formerly, Harbor SMID Value Fund); (individually or collectively referred to as a “Fund” or the “Funds,” respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.

The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class, and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The Funds have adopted FASB ASC 105, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles (the Codification) which is a single source of authoritative nongovernmental U.S. generally accepted accounting standards (US GAAP). All previous US GAAP standards issued by a standard setter are superseded by the Codification. The adoption of ASC 105 had no impact on the Funds’ net assets or results of operations.

Security Valuation

Equity securities, except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities, are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there were no sales on the valuation day, securities traded principally: (i) on a U.S. exchange, including NASDAQ, will be valued at the mean between the closing bid and asked price; (ii) on a foreign exchange, including United Kingdom securities, will be valued at the official bid price determined as of the close of the primary exchange.

Debt securities, other than short-term securities with a remaining maturity of less than 60 days at the time they are acquired, are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. An evaluated price represents an assessment by the pricing service using various market inputs of what the pricing service believes is the fair market value of a security at a particular point in time. The pricing service determines evaluated prices for debt securities that would be transacted at institutional-size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing service believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing service’s evaluation process, which means that the evaluated price supplied by the pricing service will frequently differ from that transaction price. Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are stated at amortized cost, which approximates fair value.

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Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value, determined by the Trustees Valuation Committee pursuant to procedures adopted by the Board of Trustees. A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means the Fund may value those securities higher or lower than another fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor.

Fair Value Measurements and Disclosures

In September 2006, the Financial Accounting Standards Board (FASB) issued Accounting Standards Codification (ASC) 820, Fair Value Measurements and Disclosures. ASC 820 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements, effective for the Funds’ current fiscal year.

The various inputs that may be used to determine the value of each Fund’s investments are summarized in three categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs are used in situations where quoted prices or observable inputs are not available. Valuations based on significant unobservable inputs may include the Funds’ own assumptions.

For fair valuations using significant unobservable inputs, ASC 820 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. A fair value hierarchy and Level 3 reconciliation, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

ASC 820 also provides guidance on determining when there has been a significant decrease in the trading volume and level of activity for a holding, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement. ASC 820 emphasizes that even if there has been a significant decrease in the trading volume and level of activity for a holding and regardless of the valuation techniques used, the objective of a fair value measurement remains the same. The adoption of ASC 820 had no impact on the Funds’ net assets or results of operations.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

Options

Consistent with its investment policies, each Fund may use options contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Harbor Large Cap Value Fund is not authorized to engage in options transactions on currencies. Call options tend to decrease a Fund’s exposure to the underlying instrument. Put options tend to increase a Fund’s exposure to the underlying instrument.

When a Fund purchases an option, the premium paid by such Fund is recorded in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the option’s current market value. Purchased options on equity securities are valued at the last sale price on the market on which they are principally traded. Purchased options on futures contracts are valued based on the settlement price for the underlying futures contract. If a purchased

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(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.

When a Fund writes an option, the premium received by such Fund is recorded in the Fund’s Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. Written options on equity securities are valued at the last sale price or, in the absence of a sale, the last offering price on the market on which they are principally traded. Written options on futures contracts are valued based on the settlement price for the underlying futures contract. If an option expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, such Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option.

The risk in writing a call option is that a Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, a Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not perform under the contracts’ terms.

There were no outstanding options as of October 31, 2009.

U.S. Government Securities

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship, while the Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. Government support.

Foreign Currency Spot Contracts

The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service selected by the Adviser. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not

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NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. There is minimal counterparty risk with foreign currency spot contracts, as they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded foreign currency contracts, guarantees the foreign currency spot contracts against default.

Foreign Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end. Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not isolated in the Statement of Operations from the effects of changes in market prices of these securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with domestic or foreign banks or with any member firm of the Financial Industry Regulatory Authority, Inc. (“FINRA”), or any affiliate of a member firm which is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund generally and meet any other appropriate counterparty criteria as determined by the Fund’s Subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities generally such that if a Fund is permitted to only purchase securities which are rated investment grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment grade (or the equivalent if unrated). In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. The securities will be regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.

Investment Income

Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Proceeds from Litigation

The Funds may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.

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Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust with respect to any two or more Harbor Funds are allocated in proportion to the average net assets or the number of shareholders of each fund, except where allocations of direct expense to each fund can be otherwise fairly made.

Custodian

The Funds have credit balance arrangements with the Custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit which is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statement of Operations for the year ended October 31, 2009. If the Funds had not entered into such arrangements, the Funds could have invested a portion of the assets in an income-producing asset.

Class Allocations

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Federal Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

The Funds have adopted ASC 740, Income Taxes. ASC 740 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the Funds’ current fiscal year. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2006–2008), including positions expected to be taken upon filing the 2009 tax return, for purposes of implementing ASC 740, and has concluded that no provision for income tax is required in any Fund’s financial statements.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 2009 are as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
GROWTH FUNDS
Harbor Capital Appreciation Fund	$—	$5,311,690	$—	$4,767,480
Harbor Mid Cap Growth Fund	—	823,165	—	866,783
Harbor Small Cap Growth Fund	—	181,163	—	216,031
VALUE FUNDS
Harbor Large Cap Value Fund	$—	$91,964	$—	$95,384
Harbor Mid Cap Value Fund	—	16,846	—	18,924
Harbor Small Cap Value Fund	—	114,349	—	294,321
Harbor Small Company Value Fund	—	9,446	—	1,779

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Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

Investment Adviser

Harbor Capital is an indirect wholly-owned subsidiary of Robeco Groep, N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boevenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. Separate advisory agreements for each Fund were in effect during the year ended October 31, 2009. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

Contractual Rate
GROWTH FUNDS
Harbor Capital Appreciation Fund	0.60%
Harbor Mid Cap Growth Fund	0.75
Harbor Small Cap Growth Fund	0.75
VALUE FUNDS
Harbor Large Cap Value Fund	0.60%
Harbor Mid Cap Value Fund	0.75
Harbor Small Cap Value Fund	0.75
Harbor Small Company Value Fund	0.75

Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has entered into a contractual expense limitation agreement with Harbor Small Company Value Fund limiting the total expenses to 0.95%, 1.20%, and 1.32% for the Institutional Class, Administrative Class, and Investor Class, respectively. The contractual expense limitations are effective through February 28, 2010.

Distributor

Harbor Funds Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative Class shares and Investor Class shares (collectively, the “12b-1 Plans”), each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of Administrative Class shares and of the Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any activity which is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for servicing of shareholder accounts in the Administrative and Investor Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse Harbor Funds Distributors for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

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Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

The fees allocated to each Fund’s respective class are shown on the accompanying Statement of Operations.

Transfer Agent

Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital, is the shareholder servicing agent for the Funds. The shareholder servicing agreement is reviewed and approved annually by the Trustees of the Funds and provides currently for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.09% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.09% of the average daily net assets of all Administrative Class shares.
Investor Class	0.21% of the average daily net assets of all Investor Class shares.

Effective March 1, 2009, the transfer agent fees for the Institutional and Administrative Class shares increased from 0.06% to 0.09% and increased from 0.18% to 0.21% for the Investor Class shares. Harbor Services Group, Inc. has voluntarily waived a portion of its transfer agent fees during the year ended October 31, 2009. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations.

Shareholders

On October 31, 2009, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:

Harbor Capital Advisors, Harbor Funds Distributors, and Harbor Services Group
GROWTH FUNDS
Harbor Capital Appreciation Fund	16,142
Harbor Mid Cap Growth Fund	39,397
Harbor Small Cap Growth Fund	14,932
VALUE FUNDS
Harbor Large Cap Value Fund	44,922
Harbor Mid Cap Value Fund	21,333
Harbor Small Cap Value Fund	6,227
Harbor Small Company Value Fund	327,730

Independent Trustees

The fees and expenses of the Independent Trustees allocated to each Fund are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for all Domestic Equity Funds totaled $118 for the year ended October 31, 2009.

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”) which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust (with the exception of the Harbor Money Market Fund). For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the fund(s) selected by the Trustee. The deferred compensation liability is included as a component of “Trustees’ fees and expenses” in the Statement of Assets and Liabilities and fluctuates with changes in the market value of the selected security. The market value adjustment for all Domestic Equity Funds totaled $7 for the year ended October 31, 2009. The deferred compensation and related mark-to-market impact will be a liability of the Funds until distributed in accordance with the Plan.

NOTE 5—TAX INFORMATION

The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable

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Harbor Domestic Equity Funds

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(Currency in thousands)

NOTE 5—TAX INFORMATION—Continued

to permanent book and tax accounting differences. Reclassifications are made to the Funds’ capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The amounts reclassified on the Statement of Assets and Liabilities for the year ended October 31, 2009 are as follows:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
GROWTH FUNDS
Harbor Capital Appreciation Fund	$(368)	$368	$—
Harbor Mid Cap Growth Fund	1,309	145	(1,454)
Harbor Small Cap Growth Fund	1,634	—	(1,634)
VALUE FUNDS
Harbor Large Cap Value Fund	$(205)	$127	$78
Harbor Mid Cap Value Fund	(41)	41	—
Harbor Small Cap Value Fund	–	–	—
Harbor Small Company Value Fund	—	—	—

The tax composition of distributions are as follows:

	As of October 31, 2008			As of October 31, 2009
	Ordinary Income	Long-Term Captial Gains	Total	Ordinary Income	Long-Term Captial Gains	Total
GROWTH FUNDS
Harbor Capital Appreciation Fund	$27,526	$—	$27,526	$35,256	$—	$35,256
Harbor Mid Cap Growth Fund	13,448	11,070	24,518	—	—	—
Harbor Small Cap Growth Fund	—	93,123	93,123	—	10,130	10,130
VALUE FUNDS
Harbor Large Cap Value Fund	$17,943	$108,944	$126,887	$4,036	$—	$4,036
Harbor Mid Cap Value Fund	1,955	1,890	3,845	1,437	—	1,437
Harbor Small Cap Value Fund	6,387	81,081	87,468	2,726	1,980	4,706
Harbor Small Company Value Fund	97	—	97	40	—	40

As of October 31, 2009, the components of distributable earnings on a tax basis are as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)
GROWTH FUNDS
Harbor Capital Appreciation Fund	$20,633	$—	$1,274,068
Harbor Mid Cap Growth Fund	—	—	46,417
Harbor Small Cap Growth Fund	—	—	12,555
VALUE FUNDS
Harbor Large Cap Value Fund	$660	$—	$(7,941)
Harbor Mid Cap Value Fund	511	—	(9,361)
Harbor Small Cap Value Fund	2,348	—	30,835
Harbor Small Company Value Fund	—	—	(861)

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Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 5—TAX INFORMATION—Continued

At October 31, 2009, the following Funds had capital loss carryforwards for federal tax purposes, which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve each Fund of any liability for federal tax. Pursuant to the Internal Revenue Code, such capital loss carryforwards will expire as listed below:

	Capital Loss Carryforwards to Expire In:
	2010	2011	2016	2017	Total
GROWTH FUNDS
Harbor Capital Appreciation Fund	$1,111,167	$393,182	$546,780	$370,637	$2,421,766
Harbor Mid Cap Growth Fund	—	—	68,631	136,940	205,571
Harbor Small Cap Growth Fund*	6,285	—	—	45,149	51,434
VALUE FUNDS
Harbor Large Cap Value Fund	$—	$—	$8,712	$46,165	$54,877
Harbor Mid Cap Value Fund	—	—	4,351	8,828	13,179
Harbor Small Cap Value Fund	—	—	—	127,992	127,992
Harbor Small Company Value Fund	—	—	507	397	904

*	As a result of the tax-free transfer of assets from the acquired fund, certain capital loss carryforwards listed above may be limited.

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at October 31, 2009 are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
	Identified Cost	Appreciation	(Depreciation)
GROWTH FUNDS
Harbor Capital Appreciation Fund*	$6,639,061	$1,388,609	$(114,574)	$1,274,035
Harbor Mid Cap Growth Fund*	419,976	67,492	(21,075)	46,417
Harbor Small Cap Growth Fund*	353,478	55,157	(42,602)	12,555
VALUE FUNDS
Harbor Large Cap Value Fund*	$219,061	$11,536	$(19,477)	$(7,941)
Harbor Mid Cap Value Fund*	52,305	4,266	(13,577)	(9,311)
Harbor Small Cap Value Fund*	628,853	128,162	(97,327)	30,835
Harbor Small Company Value Fund*	12,981	559	(1,420)	(861)

*	Capital loss carryforwards are available which may reduce taxable income from future net realized gain on investments.

NOTE 6—DERIVATIVES

ASC 815

The Funds have adopted FASB ASC 815, Derivatives and Hedging. ASC 815 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. The disclosure requirements of ASC 815 distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. The Funds’ derivative holdings do not qualify for hedge accounting treatment and as such are recorded at fair value. The adoption of ASC 815 had no impact on the Funds’ net assets or results of operations.

As of October 31, 2009, there were no outstanding derivative positions in the Funds.

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Harbor Domestic Equity Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 7—SUBSEQUENT EVENTS

ASC 855

Through December 17, 2009, the date the financial statements were available to be issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as of October 31, 2009 as presented herein.

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Harbor Domestic Equity Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Harbor Funds

We have audited the accompanying statements of assets and liabilities of Harbor Funds (the Trust) (portfolios comprising of, respectively, Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Value Fund and Harbor Small Company Value Fund (formerly, Harbor SMID Value Fund)), including the portfolios of investments, as of October 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Harbor Funds at October 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 17, 2009

75

Harbor Domestic Equity Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 through October 31, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (May 1, 2009)	Ending Account Value (October 31, 2009)
Harbor Capital Appreciation Fund
Institutional Class	0.69%
Actual		$3.82	$1,000.00	$1,196.68
Hypothetical (5% return)		3.52	1,000.00	1,021.64
Administrative Class	0.94%
Actual		$5.20	$1,000.00	$1,194.69
Hypothetical (5% return)		4.79	1,000.00	1,020.35
Investor Class	1.06%
Actual		$5.86	$1,000.00	$1,194.02
Hypothetical (5% return)		5.40	1,000.00	1,019.73
Harbor Mid Cap Growth Fund
Institutional Class	0.90%
Actual		$4.92	$1,000.00	$1,165.41
Hypothetical (5% return)		4.58	1,000.00	1,020.55
Administrative Class	1.15%
Actual		$6.28	$1,000.00	$1,164.77
Hypothetical (5% return)		5.85	1,000.00	1,019.26
Investor Class	1.26%
Actual		$6.87	$1,000.00	$1,162.21
Hypothetical (5% return)		6.41	1,000.00	1,018.69

76

Harbor Domestic Equity Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (May 1, 2009)	Ending Account Value (October 31, 2009)
Harbor Small Cap Growth Fund
Institutional Class	0.88%
Actual		$4.92	$1,000.00	$1,217.03
Hypothetical (5% return)		4.48	1,000.00	1,020.66
Administrative Class	1.13%
Actual		$6.31	$1,000.00	$1,213.99
Hypothetical (5% return)		5.75	1,000.00	1,019.37
Investor Class	1.25%
Actual		$6.97	$1,000.00	$1,214.18
Hypothetical (5% return)		6.36	1,000.00	1,018.75
Harbor Large Cap Value Fund
Institutional Class	0.71%
Actual		$3.89	$1,000.00	$1,175.75
Hypothetical (5% return)		3.62	1,000.00	1,021.54
Administrative Class	0.96%
Actual		$5.26	$1,000.00	$1,172.89
Hypothetical (5% return)		4.89	1,000.00	1,020.24
Investor Class	1.07%
Actual		$5.86	$1,000.00	$1,174.53
Hypothetical (5% return)		5.45	1,000.00	1,019.68
Harbor Mid Cap Value Fund
Institutional Class	0.98%
Actual		$5.60	$1,000.00	$1,266.76
Hypothetical (5% return)		4.99	1,000.00	1,020.14
Administrative Class	1.23%
Actual		$7.02	$1,000.00	$1,264.34
Hypothetical (5% return)		6.26	1,000.00	1,018.85
Investor Class	1.35%
Actual		$7.71	$1,000.00	$1,269.99
Hypothetical (5% return)		6.87	1,000.00	1,018.23
Harbor Small Cap Value Fund
Institutional Class	0.87%
Actual		$4.77	$1,000.00	$1,172.58
Hypothetical (5% return)		4.43	1,000.00	1,020.71
Administrative Class	1.12%
Actual		$6.13	$1,000.00	$1,170.62
Hypothetical (5% return)		5.70	1,000.00	1,019.42
Investor Class	1.24%
Actual		$6.78	$1,000.00	$1,169.86
Hypothetical (5% return)		6.31	1,000.00	1,018.80

77

Harbor Domestic Equity Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratios	Expenses Paid During Period*	Beginning Account Value (May 1, 2009)	Ending Account Value (October 31, 2009)
Harbor Small Company Value Fund
Institutional Class	0.95%
Actual		$4.90	$1,000.00	$1,343.73
Hypothetical (5% return)		4.84	1,000.00	1,020.30
Administrative Class	1.20%
Actual		$6.43	$1,000.00	$1,342.04
Hypothetical (5% return)		6.11	1,000.00	1,019.00
Investor Class	1.32%
Actual		$7.08	$1,000.00	$1,341.37
Hypothetical (5% return)		6.72	1,000.00	1,018.38
*	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

78

Harbor Domestic Equity Funds

ADDITIONAL INFORMATION (Unaudited)

ADDITIONAL TAX INFORMATION

The Funds designate a portion of their distributions from investment company taxable income for the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

% of Distribution
GROWTH FUNDS
Harbor Capital Appreciation Fund	100%
VALUE FUNDS
Harbor Large Cap Value Fund	100%
Harbor Mid Cap Value Fund	100%
Harbor Small Cap Value Fund	100%
Harbor Small Company Value Fund	100%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following capital gain dividends for the year ended October 31, 2009:

Amount (000s)
GROWTH FUNDS
Harbor Small Cap Growth Fund	10,131
VALUE FUNDS
Harbor Small Cap Value Fund	1,980

For the fiscal year ended October 31, 2009, the Funds designate up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2009, complete information will be reported in conjunction with Form 1099-DIV.

Shareholders who own a taxable Harbor Funds account and that received distributions from a Fund during calendar year 2009 will receive a Form 1099-DIV in January 2010 that will show the tax character of those distributions.

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds website at www.harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at www.harborfunds.com, and (iii) on the SEC’s web site at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

79

Harbor Domestic Equity Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of December 2009)

The business and affairs of the Trust is managed by or under the direction of the Trustees, and they have all powers necessary or desirable to carry out that responsibility. The Trustees have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the best interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. Except as noted, the address of each Trustee and Officer is 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INDEPENDENT TRUSTEES
Raymond J. Ball (65) Trustee University of Chicago Graduate School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 2006	Sidney Davidson Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Advisor, Sensory Networks (computer security firm) (2001-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); and Professor, European Institute of Advanced Studies in Management (1998-Present).	27	None

Howard P. Colhoun (74) Trustee 14114 Mantua Mill Road Glyndon, MD 21071	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	27	None

John P. Gould (70) Trustee University of Chicago Graduate School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-Present); Director of Unext.com (Internet based education company) (1999-2006); and Principal and Executive Vice President of Lexecon Inc. (economics consulting firm) (1994-2004).	27	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Rodger F. Smith (68) Trustee 6 High Ridge Park Stamford, CT 06905	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); Director of Arlington Capital Management (CI) Limited (investment advisory firm) (1992-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	27	None
INTERESTED TRUSTEE
David G. Van Hooser (63)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), President (2003-2007) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director, Harbor Services Group, Inc. (2000-Present).	27	None

80

Harbor Domestic Equity Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS**
Charles F. McCain (40) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.; and Junior Partner, Wilmer Cutler Pickering Hale and Dorr LLP (law firm) (1996-2004).

Anmarie S. Kolinski (38) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Vice President – Internal Audit (2005-2007), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc., and Audit Senior Manager (2002-2005), Ernst & Young LLP.

Erik D. Ojala (34) Vice President and Secretary	Since 2007	Senior Vice President and Associate General Counsel (2007-Present), Harbor Capital Advisors, Inc.; Vice President and Assistant General Counsel (2003-2007), Corporate Secretary (2006-2007) and Compliance Officer (2003-2004), Ariel Investments, LLC; and Vice President and Secretary (2003-2007), Ariel Investment Trust (mutual funds).

Brian L. Collins (41) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.; and Director, U.S. Investment Management Research (1998-2004), Mercer Investment Consulting, Inc.

Charles P. Ragusa (50) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; Executive Vice President (2007-Present), Harbor Funds Distributors, Inc.; Vice President, Mutual Fund Operations (2005-2007) Boston Financial Data Services, Inc.; and Senior Vice President (2002-2005), IXIS Asset Management Services Co.

Jodie L. Crotteau (37) Assistant Secretary	Since 2005	Vice President, Secretary and Compliance Director (2007-Present), Assistant Secretary (2005-2007), Compliance Manager (2005-2006), and Regulatory Compliance Specialist (2004-2005), Harbor Capital Advisors, Inc.; Assistant Secretary (2005-Present), Harbor Services Group, Inc.; and Assistant Secretary (2007-Present), Harbor Funds Distributors, Inc.

Susan A. DeRoche (57) Assistant Secretary 33 Arch Street Suite 2001 Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Secretary (2007-Present) Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

(This document must be preceded or accompanied by a Prospectus.)

81

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information

It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”) and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing

We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information

Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security

We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

For customers accessing information through our website, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at www.harborfunds.com.

We recommend that you read and retain this notice for your personal files

82

Glossary

Russell 1000® Growth Index—An unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. Measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth value.

Standard & Poor’s 500 Stock Index (S&P 500)—An unmanaged index generally representative of the U.S. stock market.

Russell Midcap® Growth Index—An unmanaged index generally representative of the U.S. market for medium capitalization growth stocks.

Russell 2000® Growth Index—An unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings according to the Frank Russell Company.

Russell 1000® Value Index—An unmanaged index generally representative of the U.S. market for larger capitalization value stocks.

Russell Midcap® Value Index—An unmanaged index generally representative of the U.S. market for medium capitalization value stocks.

Russell 2000® Value Index—An unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings according to the Frank Russell Company.

MSCI EAFE Index (Morgan Stanley Capital International—Europe, Australasia, Far East)—An unmanaged index generally representative of major overseas stock markets that is designed to measure developed market equity performance, excluding the U.S. and Canada.

MSCI EAFE Growth Index (Morgan Stanley Capital International—Europe, Australasia, Far East Growth)—An unmanaged index generally representative of growth stocks within the major overseas stock markets.
MSCI (Morgan Stanley Capital International) World Index—A free float-adjusted market capitalization index that is designed to measure global developed market equity performance.

BofA Merrill Lynch US High Yield Index—An unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.

Barclays Capital Aggregate (U.S.) Bond Index—An unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year.

Barclays Capital U.S. TIPS Index—An unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), having at least one year to final maturity, and at least $250 million par amount outstanding.

BofA Merrill Lynch 1-3 Year US Treasury Index—An unmanaged index consisting of all public U.S. Treasury obligations having maturities from 1 to 2.99 years and reflects total return.

BofA Merrill Lynch 3-Month Treasury Bills—90-day Treasury Bills are debt obligations issued by the U.S. government with a maturity of 90 days.

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

83

Glossary—Continued

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than .25 percent per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). An indication of a fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

84

Glossary—Continued

R-Squared—R-Squared is the measure of correlation between a fund and the market (benchmark). It is calculated by regressing the fund against an appropriate index over time. Values range between 0 and 1. The higher the value of R-Square, the greater the correlation between the two. R-Squared is calculated over the last 36 months. An R-squared of 1 means that all movements of a fund are completely explained by movements in the index. Conversely, a low R-squared indicates that very few of the fund’s movements are explained by movements in its benchmark index. An R-squared measure of 0.35, for example, means that only 35% of the fund’s movements can be explained by movements in its benchmark index. Therefore, R-squared can be used to ascertain the significance of a particular beta or alpha. Generally, a higher R-squared will indicate a more useful beta figure. If the R-squared is lower, then the beta is less relevant to the fund’s performance.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

TIPS—Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

Weighted Average Credit Quality—Average credit quality gives a snapshot of the portfolio’s overall credit quality. It is an average of each bond’s credit rating, adjusted for its relative weighting in the portfolio. U.S. government bonds carry the highest credit rating, while bonds issued by speculative or bankrupt companies usually carry the lowest credit ratings. Anything at or below BB is considered a high-yield or “junk” bond.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

85

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee

John P. Gould

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President & Secretary

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Jodie L. Crotteau

Assistant Secretary

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive, 34th Floor

Chicago, IL 60606-4302

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive, 34th Floor

Chicago, IL 60606-4302

312-443-4400

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

225 Franklin Street

Boston, MA 02110

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

12/2009/251,000	FD.AR.EF.1009

Annual Report

October 31, 2009

International & Global Funds

International Equity Funds

Harbor International Fund

Harbor International Growth Fund

Global Equity Funds

Harbor Global Value Fund

Harbor Global Growth Fund

Harbor International & Global Funds

ANNUAL REPORT OVERVIEW

Harbor Funds’ fiscal year ended October 31, 2009. The performance figures for each of the Funds assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The waivers may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The unmanaged indices do not reflect fees and expenses and are not available for direct investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

	Total Return Year Ended October 31, 2009
	Institutional Class		Administrative Class		Investor Class
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	28.85%		28.51%		28.36%
Harbor International Growth Fund	29.90		29.59		29.38
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	28.24		28.04		27.57
Harbor Global Growth Fund	56.10	[c]	55.90	[c]	55.70	[c]

COMMONLY USED MARKET INDICES	Total Return Year Ended October 31, 2009
Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE); international equity	27.71%
Morgan Stanley Capital International Europe, Australasia, and Far East Value (MSCI EAFE Value); international equity	32.00
Morgan Stanley Capital International Europe, Australasia, and Far East Growth (MSCI EAFE Growth); international equity	23.56
Morgan Stanley Capital International Emerging Markets (MSCI EM); emerging markets equity	64.13
Morgan Stanley Capital International World (MSCI World); global equity	18.42
Morgan Stanley Capital International All Country World (MSCI ACWI); global equity	22.65

	EXPENSE RATIOS[1]					Morningstar Average[2] (Unaudited)
	2005	2006	2007	2008	2009
INTERNATIONAL EQUITY FUNDS
Harbor International Fund
Institutional Class	0.87%	0.85%	0.81%	0.79%	0.83%	1.14%
Administrative Class	1.12	1.10	1.06	1.04	1.09	1.51
Investor Class	1.30	1.24	1.19	1.16	1.20	1.55
Harbor International Growth Fund
Institutional Class	1.00%	0.98%	0.88%	0.89%	0.91%	1.17%
Administrative Class	1.24	1.23	1.12	1.14	1.16	1.50
Investor Class	1.39	1.37	1.25	1.26	1.27	1.52
GLOBAL EQUITY FUNDS
Harbor Global Value Fund[3]
Institutional Class	N/A	1.00%[a,b]	1.00%	1.00%	1.00%	1.14%
Administrative Class	N/A	1.25 [a,b]	1.25	1.25	1.25	1.46
Investor Class	N/A	1.38 [a,b]	1.38	1.37	1.37	1.50
Harbor Global Growth Fund[4]
Institutional Class	N/A	N/A	N/A	N/A	1.00%[a,c]	1.14%
Administrative Class	N/A	N/A	N/A	N/A	1.25 [a,c]	1.46
Investor Class	N/A	N/A	N/A	N/A	1.37 [a,c]	1.50

1	Harbor Funds’ expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements. (see Financial Highlights).
2	Institutional Class comparison includes all actively managed no-load funds with 12b-1 fees less than or equal to 0.25% in the October 31, 2009 Morningstar Universe with the same investment style as the comparable Harbor Funds’ Portfolio. Administrative and Investor Class comparisons includes all actively managed no-load funds with 12b-1 fees less than or equal to 0.25% in the October 31, 2009 Morningstar Universe, excluding the Institutional Share Class Funds, with the same investment style as the comparable Harbor Funds’ portfolio.
3	Commenced operations August 7, 2006.
4	Commenced operations March 1, 2009.
a	Annualized.
b	For the period August 7, 2006 (inception) through October 31, 2006.
c	For the period March 1, 2009 (inception) through October 31, 2009.

1

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

The fiscal year ended October 31, 2009 was one of the most remarkable years in history for the financial markets. As the fiscal year began, equity markets around the world were experiencing declines similar to those in the domestic equity markets, which were the worst such declines in over 70 years. Credit markets had very limited liquidity and many investors were seeking the safety of U.S. Treasury securities. In the U.S., the financial crisis broadened into an economic crisis with a decline in domestic spending and consumer confidence and an increase in unemployment. These conditions were not confined to the U.S. Almost every market and economy in the world was experiencing a similar or related crisis.

The financial and economic environment had a severe impact on international equity markets early in fiscal 2009. The MSCI EAFE Index of stocks in developed overseas markets was down 25.82% from the end of fiscal 2008 (October 31, 2008) to March 9, 2009. Then, when many prognosticators thought the equity markets could only get worse, equity markets around the world staged a stunning recovery as investors began to focus on early indications suggesting that financial and economic conditions were starting to improve. The MSCI EAFE Index rose 72.17% from March 9 to October 31 to finish up 27.71% (in U.S. dollars) for fiscal 2009.

For U.S. investors, international returns as measured by the MSCI EAFE Index were aided by almost 1,400 basis points due to the weaker U.S. dollar in fiscal 2009. (A basis point is one-hundredth of one percent.) Emerging markets staged a robust recovery, with the MSCI Emerging Markets Index posting a gain of 64.13%.

Harbor International and Global Equity Funds

All four of the Harbor international and global equity funds posted strong returns and outperformed their respective benchmarks, either for the fiscal year or, in the case of the Harbor Global Growth Fund, for the eight months from its inception through the end of the fiscal year. The Harbor International Fund returned 28.85% and exceeded the return of its MSCI EAFE Index by 114 basis points, or 1.14 percentage points. The Harbor International Growth Fund returned 29.90%, outperforming its MSCI EAFE Growth Index benchmark by 634 basis points for the fiscal year. The Harbor Global Value Fund returned 28.24%, thereby outdistancing its MSCI World Index benchmark return by 982 basis points. As for the Harbor Global Growth Fund, it returned 56.10% from its inception on March 1 through March 31, 2009, while its MSCI All Country World Index benchmark returned 53.54%.

	Average Annual Returns
Harbor International and Global Equity Funds	Periods Ended October 31, 2009
		Annualized
International Funds	1 Year	5 years	10 years
Harbor International Fund (Institutional Class)	28.85%	9.74%	7.69%
MSCI EAFE	27.71%	5.10%	2.04%

Harbor International Growth Fund (Institutional Class)	29.90%	5.39%	-3.44%
MSCI EAFE Growth	23.56%	5.03%	0.02%

Global Funds

Harbor Global Value Fund (Institutional Class)	28.24%	N/A	N/A
MSCI World	18.42%	N/A	N/A

Harbor Global Growth Fund (Institutional Class)	N/A	N/A	N/A
MSCI All Country World	N/A	N/A	N/A

Note: The Harbor Global Growth Fund started on March 1, 2009. Performance since March 1, 2009 through October 31, 2009 was 56.10% (Institutional Class) compared to a return of 53.54% for the MSCI All Country World Index for the same period.

As always, we would encourage investors to maintain a long-term focus in evaluating their portfolios. Comments by the portfolio managers of each international and global equity fund can be found in the pages preceding the respective Fund’s portfolio of investments.

Domestic, Commodity and Fixed Income Markets

The domestic equity market, which generally declined from the start of the fiscal year until March 9, 2009, recovered in the balance of the fiscal 2009. As measured by the Wilshire 5000 Total Market Index, the domestic equity market was up 11.32% for fiscal 2009.

2

Commodity prices began the year on a downward trend but later recovered as the global economic outlook showed signs of improvement. The Dow Jones-UBS Commodity Index Total Return was virtually unchanged for the fiscal year.

The broad based U.S. investment-grade bond market, as measured by the Barclays Capital U.S. Aggregate Index, was up 13.79% as investors became more comfortable with riskier fixed income investments during the fiscal year. The high-yield bond market, down by more than 25% in the prior fiscal year, was the best overall performing fixed income asset class, with a return of more than 48% in fiscal 2009. The yield of the 10-Year Treasury Note was 3.39% on October 31, 2009, down from 3.97% at the end of fiscal 2008. Money market yields were only a few basis points at fiscal year end as the Federal Reserve in December 2008 reduced the federal funds target rate to a range of 0% to 0.25%.

Returns of various market indices are shown in the table below.

	RETURNS FOR PERIODS ENDED OCTOBER 31, 2009
		Annualized
International & Global	1 Year	5 Years	10 Years	30 Years
MSCI EAFE (foreign stocks)	27.71%	5.10%	2.04%	9.75%
MSCI World (global stocks)	18.42	2.64	0.23	9.69
MSCI Emerging Markets	64.13	16.78	11.16	N/A
Domestic Equities
Dow Jones Wilshire 5000 (entire U.S. stock market)	11.34	1.06	0.06	11.05
S&P 500 (large cap stocks)	9.80	0.33	-0.95	11.20
Russell Midcap® (mid cap stocks)	18.75	2.40	5.09	12.65
Russell 2000® (small cap stocks)	6.46	0.59	4.11	10.52
Russell 3000® Growth	17.04	1.26	-3.14	9.91
Russell 3000® Value	4.56	-0.05	2.11	11.79
Strategic Markets
Dow Jones-UBS Commodity Index Total ReturnSM	0.10	-0.39	7.10	N/A
Fixed Income
BofA Merrill Lynch US High Yield (high-yield bonds)	48.79	6.02	6.28	N/A
Barclays Capital Aggregate (domestic bonds)	13.79	5.05	6.31	8.91
BofA Merrill Lynch 3-Month Treasury Bill (proxy for money market returns)	0.30	3.09	3.07	6.11

Investing for the Long Term

The dramatic market declines in late fiscal 2008 and early fiscal 2009, followed by the sharp increase in the markets since March 2009, caused even the most experienced investors to reconsider the level of risk they are willing to accept. Investing in equity and debt markets involves taking risks. Markets are uncertain and no one can predict consistently how the equity and debt markets will perform in the shorter term.

Over the years, experienced investors have learned that a diversified portfolio of stocks, bonds, and cash in an asset allocation that is consistent with their investment objectives and risk tolerance can be helpful in managing the risk and uncertainty of the markets.

Harbor Funds offers a range of domestic and international equity, strategic markets, and fixed income funds to help investors create an asset allocation plan to help each investor achieve their investment objectives.

Thank you for your investment in Harbor Funds.

December 17, 2009

David G. Van Hooser

Chairman

3

Harbor International Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISERS

Northern Cross Investments Ltd

Clarendon House

2 Church Street

Hamilton, Bermuda HMDX

Northern Cross, LLC

125 Summer Street

Suite 1410

Boston, MA 02110

PORTFOLIO MANAGERS

Hakan Castegren Northern Cross Investments Ltd

Since 1987

Northern Cross Investments Ltd has subadvised the Fund

since its inception in 1987.

Howard Appleby Northern Cross, LLC

Since 2009

Jean-Francois Ducrest Northern Cross, LLC

Since 2009

James LaTorre Northern Cross, LLC

Since 2009

Edward E. Wendell, Jr. Northern Cross, LLC

Since 2009

Northern Cross, LLC has subadvised the Fund since February 12, 2009.

INVESTMENT GOAL

Long-term total return, principally from growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

International large cap value oriented stocks.

Hakan Castegren

Howard Appleby

Jean-Francois Ducrest

James LaTorre

Edward E. Wendell, Jr.

Management’s Discussion of Fund Performance

MARKET REVIEW

Signs of an improving economic climate provided a favorable environment for international equities in the fiscal year ended October 31, 2009. The MSCI EAFE Index of stocks in developed overseas markets returned 27.71% (all returns cited are in U.S. dollar terms). By comparison, U.S. stocks, as measured by the Standard & Poor’s 500 Index, rose 9.80%. For U.S.-based investors, returns of foreign equities were bolstered by a weakening U.S. dollar, which augmented the performance of the EAFE Index by almost 14 percentage points. Markets experienced considerable volatility, as the EAFE index actually declined by 25% from the beginning of the fiscal year to early March 2009 before mounting a strong rally.

Value stocks outperformed growth, with the EAFE Value Index up 32.00% compared with an increase of 23.56% for the EAFE Growth Index. Emerging markets turned in a strong performance, with the MSCI Emerging Markets Index posting a gain of 64.13%.

The advance in stock prices encompassed a wide variety of industries, as all 10 of the economic sectors in the EAFE Index posted positive returns. Materials, industrials and financial, all up by more than 30%, were the best-performing sectors. Health care, up 13%, and utilities, up 6%, were the only sectors to post returns under 20%. The best-performing countries in the index were Sweden, Hong Kong, and Singapore, all of which were up by more than 60%. The three largest country components of the EAFE benchmark, representing over half of the index on a weighted-average basis, were Japan, the United Kingdom, and France. Japan, up 14%, was the weakest-performing country component in the index, while the United Kingdom and France closely tracked the index return.

PERFORMANCE

The Harbor International Fund returned 28.85% (Institutional Class), 28.51% (Administrative Class), and 28.36% (Investor Class) for the 12 months ended October 31, 2009, compared with the 27.71% return for its MSCI EAFE Index benchmark. From a longer-term perspective, the Fund continued to outperform the benchmark for the latest five-year and 10-year periods.

Stock selection was the most important contributor to Fund performance as the portfolio outpaced the index in 8 of the 10 economic sectors. Investments in materials, industrials, and energy names were major contributors to the Fund’s returns, both on an absolute basis and relative to the benchmark. The Fund outperformed the index and had a larger-than-index position in each of those sectors.

Leading contributors in the materials sector included BHP Billiton PLC, headquartered in the United Kingdom, up 59%, Xstrata PLC, based in the United Kingdom, up 114%, Cameco Corp. in Canada, up 68%, and Cia Vale do Rio Doce in Brazil, up 89%. Top contributors in the industrials sector included Sweden-based Atlas Copco AB, up 77%, and Swiss-headquartered ABB Ltd., up 51%. Among the Fund’s energy holdings, Petroleo

4

Harbor International Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Petroleo Brasileiro SA	3.7%
ABB Ltd.	2.5%
BNP Paribas	2.5%
Banco Bradesco SA	2.5%
Atlas Copco Ab	2.3%
Novo Nordisk A/S	2.2%
Itau Unibanco Holding SA	2.2%
Nestle SA-(SWS)	2.2%
Linde AG	2.1%
AXA SA	2.1%

Brasileiro, the Brazilian integrated oil and gas company, was up 95% and was the top individual contributor in the portfolio. Commercial banking companies also were among the Fund’s major contributors, led by Brazil’s Itau Unibanco Banco Multiplo SA, up 90%, and Banco Bradesco, up 68%, as well as Standard Chartered PLC in the United Kingdom, up 72%.

Several Japanese companies were among the biggest detractors from Fund performance, including financial names Orix Corp., down 81%, and Nomura Holdings, off 53%, Canon, Inc., in the information technology sector, off 33%, and Japan Tobacco Inc., a consumer staples name, down 19% All except Japan Tobacco were eliminated from the portfolio. Several European financial services companies also detracted from performance, including Banco Santander in Spain, down 38%; Germany’s Commerzbank AG, down 66%; Lloyd’s Banking Group PLC in the United Kingdom, off 40%; and Societe Generale in France, down 32%. All but Lloyd’s were eliminated from the portfolio.

From a country-level perspective, investments in Brazil, up 85%, France, up 37%, and the United Kingdom, up 31%, made the biggest contributions to Fund returns. Although it is not a constituent of the EAFE Index, Brazil represented a 10% average weight in the portfolio. Relative to the index, the Fund had an overweighted exposure in France and an underweighted position in the UK. Portfolio holdings in Japan, down 14%, were a major detractor from performance, as the Fund’s investments there trailed those in the index. Japanese investments represented about 7% of the portfolio versus 24% of the index.

Sector selection was not a significant factor in Fund performance relative to the benchmark. The largest contributors from sector selection were an above-index position in materials, which was the best-performing sector, and an underweighted position in utilities, which was the weakest. A slight underweight in financials, one of the better-performing sectors, was the largest detractor resulting from sector selection.

OUTLOOK AND STRATEGY

Compared with the EAFE index, the largest overweighted positions in the portfolio as of October 31, 2009, were in the materials, energy, and industrials sectors. The most significant underweights relative to the index were in utilities, health care, and financials. From a country-level perspective, the largest overweights in the portfolio were in Brazil, France, and Switzerland. Compared with the index, the most significantly underweighted positions were in Japan, Australia, and the United Kingdom. Sector-level and country-level weightings typically are a result of the Fund’s bottom-up stock selection process and not a significant element of its investment strategy.

Looking ahead, we believe that the decline in global growth has stabilized and is showing signs of recovery. Of particular interest is the degree to which the Chinese economy has recovered and should continue to recover in the near term. We believe that many companies in the portfolio are well positioned to benefit from a recovery in global growth, as aggressive cost cutting and other measures taken by management over the past year should improve operating margins and possibly create additional strategic opportunities.

This report contains the current opinions of Northern Cross Investments Ltd and Northern Cross, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

5

Harbor International Fund

FUND SUMMARY—October 31, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2011

Cusip	411511306

Ticker	HAINX

Inception Date	12/29/1987

Net Expense Ratio	0.83%

Total Net Assets (000s)	$20,163,806

ADMINISTRATIVE CLASS

Fund #	2211

Cusip	411511652

Ticker	HRINX

Inception Date	11/01/2002

Net Expense Ratio	1.09%

Total Net Assets (000s)	$1,408,061

INVESTOR CLASS

Fund #	2411

Cusip	411511645

Ticker	HIINX

Inception Date	11/01/2002

Net Expense Ratio	1.20%

Total Net Assets (000s)	$2,916,107

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Countries	21	25

Weighted Average Market Cap (MM)	$61,375	$54,196

Price/Earning Ratio (P/E)	17.9x	20.5x

Price/Book Ratio (P/B)	2.2x	1.9x

Beta vs. MSCI EAFE Index	1.10	1.00

Portfolio Turnover Rate (Year Ended 10/31/2009)	22%	N/A

FUND CATEGORY

The style box reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

SECTOR ALLOCATION (% of investments)

(Excludes short-term investments)

REGION BREAKDOWN (% of investments)

(Excludes short-term investments)

6

Harbor International Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11/01/1999 through 10/31/2009

The graph compares a $50,000 investment in the Fund with the performance of the MSCI EAFE Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2009
Harbor International Fund
Institutional Class	28.85%	9.74%	7.69%	12/29/1987	$104,848
Comparative Index
MSCI EAFE	27.71%	5.10%	2.04%	—	$61,177

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 10/31/2009

The graph compares a $10,000 investment in the Fund with the performance of the MSCI EAFE Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2009
Harbor International Fund
Administrative Class	28.51%	9.47%	13.68%	11/01/2002	$24,537
Investor Class	28.36%	9.31%	13.51%	11/01/2002	$24,274
Comparative Index
MSCI EAFE	27.71%	5.10%	9.90%	—	$19,359

As stated in the Fund’s current prospectus, the expense ratios were 0.81% (Institutional Class); 1.07% (Administrative Class); and 1.19% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice. The Fund charges a redemption fee of 2% on redemption of shares that are held for less than 60 days.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

7

Harbor International Fund

PORTFOLIO OF INVESTMENTS—October 31, 2009

Equity Holdings by Country (% of net assets)

(Excludes net cash and short-term investments of 4.3%)

COMMON STOCKS—87.5%

Shares		Value (000s)

AUTO COMPONENTS—1.4%
4,638,763	Compagnie Generale des Etablissements Michelin (FR)	$343,626

AUTOMOBILES—1.4%
11,063,300	Honda Motor Co Ltd. (JP)	341,708

BEVERAGES—4.7%
8,071,930	Anheuser-Busch InBev NV (BEL)	378,979
23,919,897	Diageo plc (UK)	389,607
4,667,233	Pernod Ricard SA (FR)	388,814

		1,157,400

BUILDING PRODUCTS—1.9%
9,374,183	Cie de Saint-Gobain (FR)	456,802

CAPITAL MARKETS—1.7%
25,115,745	UBS AG (SWS)*	418,798

CHEMICALS—3.6%
4,871,472	Linde AG (GER)	511,294
1,573,523	Syngenta AG (SWS)	372,581

		883,875

COMMERCIAL BANKS—11.2%
8,168,855	BNP Paribas (FR)	615,394
43,613,000	DBS Group Holdings Ltd. (SGP)	399,389
5,350,633	Erste Bank der oesterreichischen Sparkassen AG (AUT)	215,111
27,885,275	Itau Unibanco Holding SA ADR (BR)[1]	533,724

COMMON STOCKS—Continued

Shares		Value (000s)

COMMERCIAL BANKS—Continued
188,798,041	Lloyds TSB Group plc (UK)	$266,199
19,480,930	Standard Chartered plc (UK)	477,905
19,868,127	United Overseas Bank Ltd. (SGP)	238,157

		2,745,879

COMMUNICATIONS EQUIPMENT—0.8%
19,701,724	Telefonaktiebolaget LM Ericsson (SW)	205,840

CONSTRUCTION MATERIALS—1.6%
6,096,327	Holcim Ltd. (SWS)	387,999

DIVERSIFIED FINANCIAL SERVICES—1.3%
18,064,905	Investor AB (SW)	319,621

DIVERSIFIED TELECOMMUNICATION SERVICES—1.6%
14,358,033	Telefonica SA (SP)	400,970

ELECTRICAL EQUIPMENT—4.1%
33,281,022	ABB Ltd. (SWS)	619,072
3,719,002	Schneider Electric SA (FR)	386,735

		1,005,807

FOOD PRODUCTS—4.0%
15,847,214	Cadbury plc (UK)	200,349
4,263,902	Groupe Danone (FR)	256,151
11,361,100	Nestle SA (SWS)	528,309

		984,809

HOTELS, RESTAURANTS & LEISURE—2.2%
5,414,087	Accor SA (FR)	259,280
132,000,000	Genting Bhd (MAL)	277,482

		536,762

INDUSTRIAL CONGLOMERATES—2.5%
50,857,000	Keppel Corp. (SGP)	292,280
127,539,047	Sime Darby Berhad. (MAL)	329,765

		622,045

INSURANCE—3.6%
724,000	Allianz SE (GER)	82,988
20,141,509	AXA SA (FR)	500,923
63,822,000	China Life Insurance Co. Ltd. (CHN)	293,041

		876,952

IT SERVICES—0.4%
5,933,259	Redecard SA (BR)	88,076

MACHINERY—4.9%
42,772,331	Atlas Copco Ab (SW)	573,536
4,614,700	Fanuc Ltd. (JP)	383,302
22,692,000	Sandvik AB (SW)	250,664

		1,207,502

MARINE—1.1%
38,205	A.P. Moller Maersk A/S Series B (DEN)	260,865

MEDIA—0.7%
8,523,802	JC Decaux SA (FR)*	172,337

METALS & MINING—6.5%
7,680,197	Anglo American plc (UK)*	277,892
8,825,108	Anglo American plc ADR (UK)*[1]	159,734
6,265,609	AngloGold Ashanti Ltd. ADR (S. AFR)[1]	235,211
17,329,505	BHP Billiton (AUS)	466,941
32,017,936	Xstrata plc (UK)	461,171

		1,600,949

8

Harbor International Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

MULTI-UTILITIES—1.6%
11,787,835	Veolia Environment SA (FR)	$385,102

OIL, GAS & CONSUMABLE FUELS—11.5%
19,698,829	BG Group plc (UK)	339,081
38,052,503	BP plc (UK)	356,561
11,434,183	Cameco Corp. ADR (CAN)[1]	311,124
363,136,000	China Petroleum & Chemical Corp. (CHN)	307,052
13,817,607	Eni SpA (IT)	342,218
192,764,000	Petro China Co Ltd. (CHN)	231,949
3,590,094	Royal Dutch Shell plc (NET)	106,442
2,377,600	Royal Dutch Shell plc ADR (NET)[1]	141,253
1,373,231	Sasol Ltd. (S. AFR)	51,449
12,973,779	Statoil ASA (NOR)	305,716
5,596,604	Total SA (FR)	334,902

		2,827,747

PAPER & FOREST PRODUCTS—0.4%
5,390,250	Aracruz Celulose SA ADR (BR)[1]	100,366

PERSONAL PRODUCTS—0.9%
2,248,769	L’Oreal SA (FR)	229,929

PHARMACEUTICALS—4.1%
747,503	Novartis AG (SWS)	38,926
8,754,834	Novo Nordisk A/S (DEN)	543,904
2,626,410	Roche Holding Ltd. (SWS)	420,654

		1,003,484

REAL ESTATE MANAGEMENT & DEVELOPMENT—1.8%
33,768,000	Cheung Kong Holdings Ltd. (HK)	430,696

TEXTILES, APPAREL & LUXURY GOODS—1.3%
11,177,615	Compagnie Financiere Richemont SA (SWS)	312,905
10,835,055	Nova America SA (BR)*	—	[z]

		312,905

TOBACCO—3.7%
8,472,409	British American Tobacco plc (UK)	269,981
9,185,061	Imperial Tobacco Group plc (UK)	270,678
126,437	Japan Tobacco Inc. (JP)	354,719

		895,378

WIRELESS TELECOMMUNICATION SERVICES—1.0%
24,893,000	China Mobile (Hong Kong) Ltd. (HK)	233,358

TOTAL COMMON STOCKS (Cost $17,421,660)		21,437,587

PREFERRED STOCKS—8.2%

Shares		Value (000s)

COMMERCIAL BANKS—2.5%
31,334,900	Banco Bradesco SA (BR)	$614,745

METALS & MINING—1.7%
18,968,000	Vale SA (BR)	424,777

OIL, GAS & CONSUMABLE FUELS—3.7%
45,118,200	Petroleo Brasileiro SA (BR)	897,446

PAPER & FOREST PRODUCTS—0.3%
7,636,700	Suzano Papel e Celulose SA (BR)	66,327

TEXTILES, APPAREL & LUXURY GOODS—0.0%
1,056,355	Nova America SA (BR)*	—	[z]

TOTAL PREFERRED STOCKS (Cost $414,042)		2,003,295

SHORT-TERM INVESTMENTS—4.2%
Principal Amount (000s)
COMMERCIAL PAPER
	Chevron Corp.
$238,029	0.120%–11/02/2009-11/16/2009	238,029

	General Electric Co.
172,791	0.140%–11/13/2009-11/19/2009	172,791
90,874	0.150%–11/10/2009-11/12/2009	90,874
77,600	0.160%–11/02/2009	77,600

		341,265

	HSBC Finance Corp.
37,864	0.050%–11/02/2009	37,864
37,863	0.120%–11/13/2009	37,863
124,692	0.130%–11/06/2009	124,692

		200,419

	Toyota Motor Credit
243,385	0.120%–11/04/2009	243,385

TOTAL SHORT-TERM INVESTMENTS (Cost $1,023,098)		1,023,098

TOTAL INVESTMENTS—99.9% (Cost $18,858,800)		24,463,980

CASH AND OTHER ASSETS, LESS LIABILITIES—0.1%		23,994

TOTAL NET ASSETS—100.0%		$24,487,974

9

Harbor International Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2009 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level3 (000s)	Total (000s)
Common Stocks
Africa	$286,659	$—	$—	$286,659
Europe	1,605,649	13,932,150	—	15,537,799
Latin America	—	722,167	—	722,167
North America	311,124	—	—	311,124
Pacific Basin	231,949	4,347,889	—	4,579,838
Preferred Stocks
Latin America	—	2,003,295	—	2,003,295
Short-Term Investments
Commercial Paper	—	1,023,098	—	1,023,098

Total	$2,435,381	$22,028,599	$—	$24,463,980

There were no material Level 3 holdings at any point during the period.

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

z	Fair Valued by Harbor Fund’s Valuation Committee.

The accompanying notes are an integral part of the Financial Statements.

10

[THIS PAGE INTENTIONALLY LEFT BLANK]

11

Harbor International Growth Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Marsico Capital

Management, LLC

1200 17th Street

Suite 1600

Denver, CO 80202

PORTFOLIO MANAGER

James Gendelman

Since 2004

Marsico has subadvised the Fund since March 1, 2004.

INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Foreign companies selected for long-term growth potential.

James Gendelman

Management’s Discussion of

Fund Performance

MARKET REVIEW

Although the first several months of the fiscal year were very difficult for equities world-wide, the investment landscape brightened considerably as signs emerged that a synchronized global recovery was unfolding. Developed markets, as measured by the MSCI EAFE Index, posted a fiscal-year return of 27.71% (all returns cited are in U.S. dollar terms). Emerging markets soared as signs increased that many developing market economies appeared to have shifted to recovery mode. The MSCI Emerging Markets Index posted a return of 64.13%.

International value equities outperformed international growth, primarily as a result of strength in financial services companies, which tend to be more heavily weighted in value-oriented indices. The MSCI EAFE Growth Index posted a return of 23.56%, while the MSCI EAFE Value Index had a return of 32.00%.

Nine of the ten MSCI EAFE Growth Index economic sectors registered double-digit gains. Telecommunication services was the strongest-performing sector of the index and was up 54%. Materials and industrials rose 48% and 32%, respectively. Utilities was the weakest-performing sector with a return of 2%.

PERFORMANCE

The Harbor International Growth Fund outperformed its benchmark index for the fiscal year. The Harbor International Growth Fund returned 29.90% (Institutional Class), 29.59% (Administrative Class), and 29.38% (Investor Class), compared with the MSCI EAFE Growth Index return of 23.56%.

Several primary factors contributed to the Fund’s outperformance as compared to its benchmark index. Stock selection was strong in a number of sectors, particularly in energy, industrials, and financials. Oil exploration and production holdings CNOOC Ltd. and Petroleo Brasileiro S.A. soared 98% and 80%, respectively. Offshore oil and gas drilling services company Transocean Ltd. gained more than 50%. In the industrials sector, Denmark-headquartered wind energy turbine manufacturer Vestas Wind Systems A/S rose approximately 75%. Financials holdings were led by India-based ICICI Bank Ltd., Brazil-headquartered Itau Unibanco Holding S/A, and Credit Suisse Group AG. Other individual holdings having a material, positive impact on performance included beverage company Anheuser-Busch InBev, Mexico-based cement and building materials company Cemex S.A.B. de C.V., and technology positions Hon Hai Precision Industry Co. Ltd. and Taiwan Semiconductor Manufacturing Co. Ltd.

Several factors negatively affected the Fund’s investment results as compared with the benchmark. Although currency management is not a central facet of the Fund’s investment process, fluctuations in major world currencies can sometimes affect returns. The Fund’s performance was adversely impacted by having little exposure to companies whose securities were denominated in the Australian dollar, euro, and Japanese yen, all of which appreciated substantially as compared to the U.S. dollar. The Fund also held a few U.S. dollar-based stocks and had U.S. dollar cash and cash equivalent positions, which in the context of a relatively weak dollar dampened performance.

12

Harbor International Growth Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Credit Suisse Group	3.9%
Transocean Ltd.	3.7%
HSBC Holdings plc	3.4%
DaimlerChrysler AG—Registered	3.4%
Vestas Wind Systems A/S	3.1%
Telefonica SA	3.0%
Nestle SA-(SWS)	2.6%
Anheuser-Busch InBev NV	2.5%
Banco Bilbao Vizcaya Argentaria SA	2.3%
BNP Paribas	2.3%

Other factors negatively affecting performance were stock selection in the telecommunication services and materials sectors. The Fund’s telecommunication services positions had an aggregate return of 32%, paling in comparison to the MSCI EAFE Growth Index sector return of 54%. The Fund’s positions in Spain-headquartered Telefonica SA and Canada-based telecommunications and media company Rogers Communications, Inc. posted returns that lagged the benchmark sector return. Rogers Communications was sold from the portfolio. The Fund’s materials positions also posted returns that did not keep pace with their benchmark peer group. Construction materials company Linde AG had disappointing stock price performance and was sold from the Fund.

A few financials positions posted negative returns while being held in the Fund. Swiss diversified financial company UBS AG, Japan-based Mizuho Financial Group, Inc., and London-headquartered bank HSBC Holdings PLC were among the Fund’s weakest-performing holdings. UBS was sold from the Fund prior to the end of the fiscal year.

OUTLOOK AND STRATEGY

As of October 31, 2009, the Fund’s largest sector overweights relative to the MSCI EAFE Growth Index were in financials and energy. The most significant underweights relative to the index were in the utilities sector, where it had no exposure, as well as in consumer staples and health care. In terms of country allocations, the biggest overweights in the portfolio were in Brazil, the United States, and Hong Kong. Brazil and the U.S. are not constituents of the benchmark index. Compared with the index, the Fund’s most significantly underweighted positions were in the United Kingdom and Japan. In addition to Brazil, the Fund held several positions domiciled in emerging-markets including China, Mexico, Taiwan, India, and Israel. Such emerging markets exposure represented approximately 22% of the Fund’s net assets as of October 31, 2009. As mentioned in previous shareholder reports, country-level weightings generally should be considered a residual by-product of the Fund’s bottom-up stock selection process rather than a major, proactive facet of its investment strategy.

This report contains the current opinions of Marsico Capital Management, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

13

Harbor International Growth Fund

FUND SUMMARY—October 31, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2017

Cusip	411511801

Ticker	HAIGX

Inception Date	11/01/1993

Net Expense Ratio	0.91%

Total Net Assets (000s)	$1,217,725

ADMINISTRATIVE CLASS

Fund #	2217

Cusip	411511637

Ticker	HRIGX

Inception Date	11/01/2002

Net Expense Ratio	1.16%

Total Net Assets (000s)	$1,702

INVESTOR CLASS

Fund #	2417

Cusip	411511629

Ticker	HIIGX

Inception Date	11/01/2002

Net Expense Ratio	1.27%

Total Net Assets (000s)	$58,499

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Countries	22	25

Weighted Average Market Cap (MM)	$45,828	$49,609

Price/Earning Ratio (P/E)	22.2x	20.7x

Price/Book Ratio (P/B)	2.2x	2.8x

Beta vs. MSCI EAFE Growth Index	1.16	1.00

Portfolio Turnover Rate (Year Ended 10/31/2009)	125%	N/A

FUND CATEGORY

The style box reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

SECTOR ALLOCATION (% of investments)

(Excludes short-term investments)

REGION BREAKDOWN (% of investments)

(Excludes short-term investments)

14

Harbor International Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 11/01/1999 through 10/31/2009

The graph compares a $50,000 investment in the Fund with the performance of the MSCI EAFE Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2009
Harbor International Growth Fund
Institutional Class	29.90%	5.39%	-3.44%	11/01/1993	$35,246
Comparative Index
MSCI EAFE Growth	23.56%	5.03%	0.02%	—	$50,103

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 10/31/2009

The graph compares a $10,000 investment in the Fund with the performance of the MSCI EAFE Growth Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2009
Harbor International Growth Fund
Administrative Class	29.59%	5.10%	7.18%	11/01/2002	$16,248
Investor Class	29.38%	4.99%	7.06%	11/01/2002	$16,117
Comparative Index
MSCI EAFE Growth	23.56%	5.03%	8.48%	—	$17,679

As stated in the Fund’s current prospectus, the expense ratio were 0.91% (Institutional Class); 1.16% (Administrative Class); and 1.27% (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice. The Fund charges a redemption fee of 2% on redemption of shares that are held for less than 60 days.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

15

Harbor International Growth Fund

PORTFOLIO OF INVESTMENTS—October 31, 2009

Equity Holdings by Country (% of net assets)

(Excludes net cash and short-term investments of 6.4%)

COMMON STOCKS—93.6%

Shares		Value (000s)

AIRLINES–0.6%
734,000	Singapore Airlines Ltd. (SGP)	$7,039

AUTOMOBILES–5.7%
890,703	DaimlerChrysler AG—Registered (GER)	43,264
1,147,598	Fiat SpA (IT)	17,085
435,300	Honda Motor Co Ltd. (JP)	13,445

		73,794

BEVERAGES–2.5%
670,770	Anheuser-Busch InBev NV (BEL)	31,493

BIOTECHNOLOGY–2.1%
111,317	Actelion Ltd. (SWS)*	6,136
748,480	CSL Ltd. (AUS)	21,016

		27,152

BUILDING PRODUCTS–1.0%
372,077	Daikin Industries Ltd. (JP)	12,612

CAPITAL MARKETS–6.3%
935,852	Credit Suisse Group (SWS)	50,028
3,801,000	Daiwa Securities Group Inc (JP)	20,006
280,015	Julius Baer Group Ltd. (SWS)	10,541

		80,575

COMMON STOCKS—Continued

Shares		Value (000s)

CHEMICALS–3.0%
104,013	Akzo Nobel NV (NET)	$6,141
469,658	Basf SE (GER)	25,141
75,376	Novozymes AS (DEN)	6,895

		38,177

COMMERCIAL BANKS–13.9%
1,675,175	Banco Bilbao Vizcaya Argentaria SA (SP)	29,944
382,757	BNP Paribas (FR)	28,835
3,975,017	HSBC Holdings plc (UK)	43,924
619,537	ICICI Bank Ltd. ADR (IND)[1]	19,484
629,680	Itau Unibanco Holding SA ADR (BR)[1]	12,052
12,113,200	Mizuho Financial Group Inc. (JP)	23,892
767,934	Standard Chartered plc (UK)	18,839

		176,970

CONSTRUCTION MATERIALS–2.3%
2,773,641	Cemex SAB de CV ADR (MEX)[1]	28,790

DISTRIBUTORS–0.0%
144,000	China Resources Enterprise Ltd. (HK)	491

DIVERSIFIED TELECOMMUNICATION SERVICES–3.0%
1,394,744	Telefonica SA (SP)	38,950

ELECTRICAL EQUIPMENT–7.6%
651,247	ABB Ltd. (SWS)	12,114
329,801	Alstom SA (FR)	22,851
800,760	Gamesa Corp. Technologica SA (SP)	14,632
64,352	Schneider Electric SA (FR)	6,692
564,665	Vestas Wind Systems A/S (DEN)*	39,604

		95,893

ELECTRONIC EQUIPMENT & INSTRUMENTS–1.6%
5,157,245	Hon Hai Precision Industry Co. Ltd. (TW)	20,200

ENERGY EQUIPMENT & SERVICES–3.7%
567,167	Transocean Ltd. (SWS)	47,591

FOOD & STAPLES RETAILING–2.7%
237,200	Familymart Company. (JP)	7,065
245,350	METRO AG (GER)	13,618
2,102,625	Tesco plc (UK)	14,020

		34,703

FOOD PRODUCTS–2.9%
781,700	JBS SA (BR)	4,335
714,738	Nestle SA (SWS)	33,237

		37,572

HEALTH CARE EQUIPMENT & SUPPLIES–0.3%
86,500	Covidien plc. (IE)	3,643

HOTELS, RESTAURANTS & LEISURE–1.5%
131,632	Accor SA (FR)	6,304
154,244	Compass Group plc (UK)	982
226,700	Ctrip.com International Ltd. ADR (CHN)[1]	12,138

		19,424

HOUSEHOLD DURABLES–4.0%
1,454,608	Cyrela Brazil Realty (BR)	18,579
1,314,613	Gafisa SA (BR)	19,508
1,575,680	PDG Realty SA Empreendimentos e Participacoes (BR)	13,327

		51,414

HOUSEHOLD PRODUCTS–1.1%
294,288	Reckitt Benckiser Group plc (UK)	14,619

INTERNET SOFTWARE & SERVICES–1.6%
34,331	Baidu Inc. ADR (CHN)*[1]	12,974
430,000	Tencent Holding Ltd. (HK)	7,488

		20,462

16

Harbor International Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

LIFE SCIENCES TOOLS & SERVICES–1.6%
259,305	Lonza Group AG (SWS)	$20,164

MEDIA–0.5%
159,612	Publicis Groupe SA (FR)	6,065

METALS & MINING–3.0%
398,371	ThyssenKrupp AG (GER)	12,832
1,017,100	Vale SA ADR (BR)	25,926

		38,758

OIL, GAS & CONSUMABLE FUELS–6.0%
8,619,300	CNOOC Ltd. (HK)	12,780
25,200	OGX Petroleo e Gas Participacoes SA (BR)	20,385
539,071	Petroleo Brasileiro SA ADR (BR)[1]	24,916
225,350	Reliance Industries Ltd GDR (IND)[2]	18,793

		76,874

PHARMACEUTICALS–1.1%
271,570	Teva Pharmaceutical Industries Ltd. ADR (IL)[1]	13,709

REAL ESTATE MANAGEMENT & DEVELOPMENT–4.8%
9,687,000	CapitaLand Ltd. (SGP)	28,091
2,035,000	Cheung Kong Holdings Ltd. (HK)	25,956
1,856,000	Hang Lung Properties Ltd. (HK)	7,002

		61,049

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–2.9%
438,716	ASML Holding NV (NET)	11,831
2,726,478	Infineon Technologies Ltd. (GER)	12,277
351,200	Sumco Corporation (JP)	6,703
607,901	Taiwan Semiconductor Manufacturing Co Ltd. ADR (TW)[1]	5,799

		36,610

SOFTWARE–1.5%
585,976	Autonomy Corp plc (UK)*	12,884
253,669	Longtop Financial Technologies Ltd ADR (CYM)[1]	6,722

		19,606

COMMON STOCKS—Continued

Shares		Value (000s)

SPECIALTY RETAIL–1.4%
2,760,000	Esprit Holdings Ltd. (HK)	$18,391

TRADING COMPANIES & DISTRIBUTORS–2.7%
5,422,000	Marubeni Corp. (JP)	26,826
4,157,000	Noble Group (HK)	7,597

		34,423

WIRELESS TELECOMMUNICATION SERVICES–0.7%
235,038	NII Holdings Inc. Cl. B (US)*	6,329
989,080	Vodafone Group plc (UK)	2,180

		8,509

TOTAL COMMON STOCKS (Cost $1,001,819)		1,195,722

SHORT-TERM INVESTMENTS—4.1%
(Cost $51,789)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$51,789	Repurchase Agreement with State Street Corp. dated October 31, 2009 due November 2, 2009 at 0.010% collateralized by Federal National Mortgage Association (market value $52,828)	51,789

TOTAL INVESTMENTS–97.7% (Cost $1,053,608)		1,247,511

CASH AND OTHER ASSETS, LESS LIABILITIES–2.3%		30,415

TOTAL NET ASSETS–100.0%		$1,277,926

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2009 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level3 (000s)	Total (000s)
Common Stocks
Europe	$244,621	$420,735	$—	$665,356
Latin America	139,028	—	—	139,028
Middle East/Central Asia	32,503	19,484	—	51,987
North America	35,120	—	—	35,120
Pacific Basin	86,267	217,964	—	304,231
Short-Term Investments
Repurchase Agreement	—	51,789	—	51,789

Total	$537,539	$709,972	$—	$1,247,511

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

2	GDR after the name of a foreign holding stands for Global Depositary Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

The accompanying notes are an integral part of the Financial Statements.

17

Harbor Global Value Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Pzena Investment

Management, LLC

120 West 45th Street

20th Floor

New York, NY 10036

PORTFOLIO MANAGERS

Caroline Cai

Since 2009

John Goetz

Since 2006

Michael Peterson

Since 2006

Pzena Investment Management has subadvised the Fund since its inception in 2006.

INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Companies throughout the world exhibiting strong value characteristics on a relative basis.

Caroline Cai

John Goetz

Michael Peterson

Management’s Discussion of Fund Performance

MARKET REVIEW

The more things change, the more they stay the same. Eleven years ago in our newsletter we published an article titled “Perspective on Value Investing.” In it, we observed that over the course of the prior 30 years and last three recessionary cycles, value investing underperformed the broad market leading up to a recession and then took over leadership as the economy entered recession. We noted:

“In fact, we can look back to the last three recessions and find market behavior which is essentially identical to that which we face today. Investors flock to the companies which are having current success and shun the companies that are threatened by the consequences of a downturn. … In all three cases over the past 30 years, fear of a pending recession reduced the demand for value stocks and caused a flight into the supposed “good names.” In all three cases, the under-performance ended at approximately the time when the recession began. In other words, once we are in a recession, or it is almost certain one is imminent, investors can and do focus on the light at the end of the tunnel.”

We believe we are experiencing a similar cycle now, where value stocks lagged heading into the most recent recession and regained leadership early this year. Bleak economic performance around the world set the background for equity market declines in the latter half of calendar year 2008 and the first few months of 2009. However, equities staged a dramatic recovery starting in March. In the space of a few short weeks, world economies pulled back from what appeared to be the brink of global meltdown as investors gained further confidence that the unprecedented amount of fiscal and monetary stimulus that governments have applied to the global economy appeared, at the very least, to have taken the worst case scenario off the table. The global market recoveries have continued throughout 2009 with the portfolio returning 103% and the MSCI World Index 63% from their March 9 troughs through October 31. Further, despite recent recovery, history suggests that the current value cycle has a long way to go; over the last four cycles, the average length of value outperformance was 77 months (compared to eight months so far in the current cycle) and the average level of value outperformance was 184.2% (versus 51.3% so far in this cycle). In no case in the last four value cycles did more than 20% of value’s outperformance occur during the first seven months of the cycle.

PERFORMANCE

The Harbor Global Value Fund performed well in both absolute and relative terms for the 12 months ended October 31, 2009, significantly outperforming its benchmark, the MSCI World Index. The Fund returned 28.24% (Institutional Class), 28.04% (Administrative Class), and 27.57% (Investor Class), compared with the benchmark’s return of 18.42%.

The positive performance was broad based, with all but one sector contributing positively to overall performance, with the drivers being our holdings in the consumer discretionary, information technology and industrials sectors. Stock selection was key, accounting for the lion’s share of the outperformance.

18

Harbor Global Value Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Koninklijke Philips Electronics NV	3.0%
UBS AG	3.0%
Telenor ASA	3.0%
Vivendi SA	2.4%
Gazprom OAO	2.4%
Boeing Co.	2.4%
Tyco Electronics Ltd.	2.3%
J.C. Penney Co. Inc.	2.2%
Omnicom Group Inc.	2.2%
Microsoft Corp.	2.2%

The broad-based nature of the positive performance is evident in the top three contributing stocks during the period, which came from three distinct sectors: Tokyo Electron, a technology holding, up 78%; JC Penney, consumer discretionary, up 42% and Gazprom, energy, up 92%. The financial services group, reflecting the unprecedented degree of negative sentiment during the earlier part of the fiscal year, was the only sector to detract from overall performance and contained the three largest detractors: Citigroup, down 69%, Bank of America, off 39%, and Popular, down 71%. At the same time, the financial sector has experienced some of the greatest healing since the market bottom in March, up 127%, and has been the largest contributor to performance since the trough.

OUTLOOK AND STRATEGY

While the road to recovery is winding and stock prices will likely remain volatile, we believe our portfolio continues to be well positioned to benefit from an eventual normalization of global economic conditions. Despite the recent strong recovery, the portfolio continues to be attractively valued. While valuation no longer reflects the tail-risk of another “Great Depression,” it continues to discount extremely depressed fundamentals. In addition, we expect that earnings, having gone through one of their steepest declines on record, are poised for a significant recovery that should contribute to future returns. Overall, the portfolio’s absolute valuation, based on price to normal earnings, remains very low compared to our history. As we have stated previously, given a discounted market with attractive valuation spreads, the prospective returns to a disciplined value investment approach look as positive as they have in a number of years.

So while market pundits are counseling “de-risking” as their advice du jour, equities in general and value spreads in particular remain attractive despite the sharp run-up of the last eight months. History suggests that we are still in the early innings of this value cycle, with the next leg up likely to be driven by earnings increases in the context of a modest economic recovery. We continue to find high quality companies in sectors experiencing near term stress where we believe research and patience should be the ingredients for long-term outperformance.

This report contains the current opinions of Pzena Investment Management, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

19

Harbor Global Value Fund

FUND SUMMARY—October 31, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2027

Cusip	411511447

Ticker	HAGVX

Inception Date	08/07/2006

Net Expense Ratio	1.00%

Total Net Assets (000s)	$53,982

ADMINISTRATIVE CLASS

Fund #	2227

Cusip	411511454

Ticker	HRGVX

Inception Date	08/07/2006

Net Expense Ratio	1.25%

Total Net Assets (000s)	$452

INVESTOR CLASS

Fund #	2427

Cusip	411511462

Ticker	HIGVX

Inception Date	08/07/2006

Net Expense Ratio	1.37%

Total Net Assets (000s)	$947

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Countries	16	27

Weighted Average Market Cap (MM)	$43,469	$62,822

Price/Earning Ratio (P/E)	20.0x	19.7

Price/Book Ratio (P/B)	1.4x	2.2

Beta vs. MSCI WORLD Index	1.31	1.00

Portfolio Turnover Rate (Year Ended 10/31/2009)	72%	N/A

FUND CATEGORY

The style box reflects the weighted average of the market capitalization and style of the collective portfolio; individual investments may have different characteristics.

SECTOR ALLOCATION (% of investments)

(Excludes short-term investments)

REGION BREAKDOWN (% of investments)

(Excludes short-term investments)

20

Harbor Global Value Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 08/07/2006 through 10/31/2009

The graph compares a $50,000 investment in the Fund with the performance of the MSCI World Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2009
Harbor Global Value Fund
Institutional Class	28.24%	N/A	-11.44%	08/07/2006	$33,749
Comparative Index
MSCI World	18.42%	2.64%	-3.66%	—	$44,311

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 08/07/2006 through 10/31/2009

The graph compares a $10,000 investment in the Fund with the performance of the MSCI World Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2009
Harbor Global Value Fund
Administrative Class	28.04%	N/A	-11.65%	08/07/2006	$6,699
Investor Class	27.57%	N/A	-11.82%	08/07/2006	$6,655
Comparative Index
MSCI World	18.42%	2.64%	-3.66%	—	$8,862

As stated in the Fund’s current prospectus, the expense ratios were 1.00% (Net) and 1.10% (Gross) (Institutional Class); 1.25% (Net) and 1.35% (Gross) (Administrative Class); and 1.37% (Net) and 1.47% (Gross) (Investor Class). The net expense ratios are contractually capped until 02/28/2010. The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice. The Fund charges a redemption fee of 2% on redemption of shares that are held for less than 60 days.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

21

Harbor Global Value Fund

PORTFOLIO OF INVESTMENTS—October 31, 2009

Equity Holdings by Country (% of net assets)

(Excludes net cash of 0.4%)

COMMON STOCKS—98.2%

Shares		Value (000s)

AEROSPACE & DEFENSE–7.8%
27,650	Boeing Co. (US)	$1,322
39,825	European Aeronautic Defense and Space Co. (NET)	746
65,509	Finmeccanica SpA (IT)	1,099
22,850	Northrop Grumman Corp. (US)	1,145

		4,312

AUTO COMPONENTS—1.8%
21,250	Magna International Inc. Cl. A (CAN)	842
18,700	Sumitomo Rubber Industries Inc. (JP)	173

		1,015

CAPITAL MARKETS–3.8%
10,150	State Street Corp. (US)	426
100,290	UBS AG (SWS)*	1,672

		2,098

CHEMICALS–2.2%
9,500	Akzo Nobel NV (NET)	561
67,975	Clariant Ltd. (SWS)	650

		1,211

COMMERCIAL BANKS–10.7%
38,900	Barclays plc (UK)	204
40,849	Credit Agricole SA (FR)	782
27,200	DnB NOR ASA (NOR)	312
106,607	HSBC Holdings plc (UK)	1,178
133,000	Mitsubishi UFJ Financial Group Inc. (JP)	708
88,925	Natixis (FR)	500
15,605	PNC Financial Services Group Inc. (US)	764
50,900	Popular Inc. (US)	110
920,527	Royal Bank of Scotland Group plc (UK)	628
21,600	Sumitomo Mitsui Financial Group Inc. (JP)	734

		5,920

COMMON STOCKS—Continued

Shares		Value (000s)

COMMUNICATIONS EQUIPMENT–5.1%
261,226	Alcatel-Lucent (FR)	$978
103,875	Motorola Inc. (US)	890
77,575	Nokia OYJ (FIN)	980

		2,848

CONSUMER FINANCE–1.7%
25,750	Capital One Financial Corp. (US)	942

DIVERSIFIED FINANCIAL SERVICES–5.9%
71,725	Bank of America Corp. (US)	1,046
284,473	Citigroup Inc. (US)	1,163
82,130	ING Groep NV (NET)	1,069

		3,278

DIVERSIFIED TELECOMMUNICATION SERVICES–3.0%
128,000	Telenor ASA (NOR)	1,650

ELECTRIC UTILITIES–1.9%
22,100	Korea Electric Power Corp. (S. KOR)	626
20,850	Public Power Corporation SA (GRC)	425

		1,051

ELECTRONIC EQUIPMENT & INSTRUMENTS–2.4%
3,700	Omron Corp. (JP)	62
58,750	Tyco Electronics Ltd. (SWS)	1,249

		1,311

ENERGY EQUIPMENT & SERVICES–2.0%
57,100	BJ Services Co. (US)	1,096

FOOD PRODUCTS–1.2%
57,550	Sara Lee Corp. (US)	650

HEALTH CARE EQUIPMENT & SUPPLIES–2.4%
19,650	Carefusion Corp. (US)	440
17,275	Zimmer Holdings Inc. (US)*	908

		1,348

HEALTH CARE PROVIDERS & SERVICES–3.4%
39,125	Aetna Inc. (US)	1,019
29,900	Cardinal Health Inc. (US)	847

		1,866

HOUSEHOLD DURABLES–1.7%
12,975	Whirlpool Corp. (US)	929

HOUSEHOLD PRODUCTS–0.0%
50	Henkel AG & Co. Kgaa (GER)	2

INDUSTRIAL CONGLOMERATES–3.0%
66,600	Koninklijke Philips Electronics NV (NET)	1,673

INSURANCE–5.0%
55,299	Aegon NV (NET)	393
38,750	Allstate Corp. (US)	1,146
120,875	Aviva plc (UK)	756
8,900	Renaissance Holdings Ltd. (BM)	467

		2,762

IT SERVICES–1.5%
18,000	Cap Gemini (FR)	834

MACHINERY–1.5%
47,100	THK Co. Ltd. (JP)	814

MEDIA–7.2%
14,000	LaGardere SCA. (FR)	633
35,150	Omnicom Group Inc. (US)	1,205

22

Harbor Global Value Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

MEDIA–Continued
21,750	Publicis Groupe SA (FR)	$826
48,674	Vivendi SA (FR)	1,350

		4,014

MULTI-UTILITIES–2.1%
23,050	Sempra Energy (US)	1,186

MULTILINE RETAIL–2.2%
36,425	J.C. Penney Co. Inc. (US)	1,207

OFFICE ELECTRONICS–1.4%
59,425	Ricoh Co. Ltd. (JP)	808

OIL, GAS & CONSUMABLE FUELS—7.0%
121,400	BP plc (UK)	1,138
12,925	Exxon Mobil Corp. (US)	926
55,800	Gazprom OAO ADR (RUS)[1]	1,338
25,825	Valero Energy Corp. (US)	468

		3,870

PERSONAL PRODUCTS–1.0%
17,913	Avon Products, Inc. (US)	574

PHARMACEUTICALS–0.7%
6,375	Johnson & Johnson (US)	376

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT–1.5%
14,900	Tokyo Electron Ltd. (JP)	838

SOFTWARE–4.2%
53,225	CA Inc. (US)	1,114
43,350	Microsoft Corp. (US)	1,202

		2,316

COMMON STOCKS—Continued

Shares		Value (000s)

SPECIALTY RETAIL–2.0%
56,675	Lowe’s Cos. Inc. (US)	$1,109

TRADING COMPANIES & DISTRIBUTORS–0.9%
23,625	Travis Perkins plc (UK)	291
10,850	Wolseley plc (UK)	220

		511

TOTAL COMMON STOCKS (Cost $61,966)		54,419

PREFERRED STOCKS—1.4%
HOUSEHOLD PRODUCTS–0.5%
6,100	Henkel AG & Co. Kgaa (GER)	278

METALS & MINING–0.9%
18,400	Usinas Siderurgicas de Minas Gerais SA (BR)	480

Total PREFERRED STOCKS (Cost $532)		758

TOTAL INVESTMENTS—99.6% (Cost $62,498)		55,177

CASH AND OTHER ASSETS, LESS LIABILITIES—0.4%		204

TOTAL NET ASSETS—100.0%		$55,381

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2009 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$6,980	$17,157	$—	$24,137
North America	842	24,210	—	25,052
Pacific Basin	4,542	688	—	5,230
Preferred Stocks
Europe	—	278	—	278
Latin America	480	—	—	480

Total	$12,844	$42,333	$—	$55,177

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

The accompanying notes are an integral part of the Financial Statements.

23

Harbor Global Growth Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Marsico Capital

Management, LLC

1200 17th Street

Suite 1600

Denver, CO 80202

PORTFOLIO MANAGERS

Corydon J. Gilchrist

Since 2009

Thomas F. Marsico

Since 2009

James Gendelman

Since 2009

Marsico has subadvised the Fund since its inception in 2009.

INVESTMENT GOAL

Long-term growth of capital.

PRINCIPAL STYLE CHARACTERISTICS

Companies throughout the world selected for long-term growth potential.

Corydon J. Gilchrist

Thomas F. Marsico

James Gendelman

Management’s Discussion of

Fund Performance

MARKET REVIEW

The Harbor Global Growth Fund commenced operations on March 1, 2009. In selecting investments, we use an approach that combines top-down macroeconomic analysis with bottom-up stock selection. The top-down approach may take into consideration a variety of macroeconomic factors such as interest rates, inflation, demographics, the regulatory environment, and the global competitive landscape. We may also examine factors such as the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends. As a result of our top-down analysis, we seek to identify sectors, industries, and companies that may benefit from the overall trends we have observed.

We then look for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, we may focus on any of a number of different attributes, including a company’s specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; as well as other indications that a company may be an attractive investment prospect. This process is called bottom-up stock selection.

Global equities, as measured by the MSCI All Country World Index, posted strong gains over the eight months from the Fund’s inception on March 1, 2009 through October 31, 2009. The index had a return of 53.54% (all returns cited are in U.S. dollar terms). Global equities benefited from continued evidence that a synchronized global recovery was unfolding.

Performance strength was widespread. All 10 sectors of the index registered positive returns ranging from 23% (utilities) to 94% (financials). Other strong-performing sectors included materials, information technology, consumer discretionary and industrials. Health care and telecommunication services (up 29% and 31%, respectively) joined utilities as the weakest-performing sectors of the index.

PERFORMANCE

The Harbor Global Growth Fund outperformed its benchmark index for the eight months from its March 1, 2009, inception through October 31, 2009. The Fund posted a return of 56.10% (Institutional Class), 55.90% (Administrative Class), and 55.70% (Investor Class), compared with the 53.54% total return of the MSCI All Country World Index.

Several primary factors led to the Fund’s outperformance as compared to its benchmark index. Stock selection was strong in a number of sectors, particularly in consumer staples, consumer discretionary, energy, and financials. Consumer-related positions were led by beverage company Anheuser-Busch InBev, athletic apparel company Lululemon Athletica, Inc., Brazilian home builder Gafisa S/A, and German automaker Volkswagen

24

Harbor Global Growth Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
JP Morgan Chase & Co.	4.9%
Wells Fargo & Co.	4.8%
Apple Inc.	4.0%
Standard Chartered PLC	3.7%
Petroleo Brasileiro SA	3.1%
Itau Unibanco Holding SA	3.0%
Intuitive Surgical Inc.	2.9%
Qualcomm Inc.	2.5%
Walt Disney Co.	2.5%
BHP Billiton	2.4%

AG (preferred shares). In the energy sector, oil exploration and production company Petroleo Brasileiro S.A. and contract drilling company Pride International Inc. each soared more than 75%. Several of the Fund’s financials positions registered strong gains, including Goldman Sachs Group, Inc., JPMorgan Chase & Co., India-based ICICI Bank Ltd., Industrial & Commercial Bank of China Ltd., and Standard Chartered PLC. Other leading individual positions included technology company Apple, Inc. and BHP Billiton PLC, a United Kingdom-headquartered natural resources company.

There were several factors that negatively affected the Fund’s investment results as compared with the MSCI All Country World Index. Although currency management is not a central facet of the Fund’s investment process, fluctuations in major world currencies can sometimes affect performance. The Fund’s performance was adversely impacted by having little exposure to companies whose securities were denominated in the Australian dollar and Canadian dollar, which appreciated substantially as compared to the U.S. dollar. The Fund also held a higher percentage of U.S. dollar-based stocks than its benchmark, which, again, in the context of a relatively weak dollar, dampened performance.

Other factors negatively affecting performance were stock selection in the materials and health care sectors. The Fund’s position in agricultural materials company Monsanto Co. posted a negative return prior to being sold from the portfolio. Several of the Fund’s biotechnology positions also struggled. Lonza Group AG, Genzyme Corp., and Gilead Sciences, Inc. each posted negative returns. Lonza Group and Genzyme Corp. were sold from the Fund prior to October 31, 2009.

OUTLOOK AND STRATEGY

As of October 31, 2009, relative to the benchmark, the Fund’s primary economic sector overweights were in consumer discretionary, information technology, and financials. The most significant underweights relative to the index were in the utilities sector, where it had no exposure, as well as in consumer staples and energy.

In terms of country allocations, the biggest overweights in the portfolio were in Brazil and the United States. Compared with the index, the Fund’s most significantly underweighted positions included Japan, France, and Australia, where it had no investments, as well as Canada and the United Kingdom. The Fund held several positions domiciled in emerging markets, including Brazil, China, and India. Such emerging markets exposure represented approximately 22% of the Fund’s net assets as of October 31, 2009. As mentioned in previous shareholder reports, country-level weightings generally should be considered a residual by-product of the Fund’s bottom-up stock selection process rather than a major, proactive facet of its investment strategy.

This report contains the current opinions of Marsico Capital Management, LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Investing in international and emerging markets poses special risks, including potentially greater price volatility due to social, political and economic factors, as well as currency exchange rate fluctuations. These risks are more severe for securities of issuers in emerging market regions. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

25

Harbor Global Growth Fund

FUND SUMMARY—October 31, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2030

Cusip	411512874

Ticker	HGGAX

Inception Date	03/01/2009

Net Expense Ratio	1.00%[a]

Total Net Assets (000s)	$6,142

ADMINISTRATIVE CLASS

Fund #	2230

Cusip	411512866

Ticker	HRGAX

Inception Date	03/01/2009

Net Expense Ratio	1.25%[a]

Total Net Assets (000s)	$240

INVESTOR CLASS

Fund #	2430

Cusip	411512858

Ticker	HGGIX

Inception Date	03/01/2009

Net Expense Ratio	1.37%[a]

Total Net Assets (000s)	$464

a	Annualized.

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Number of Countries	12	48	*

Weighted Average Market Cap (MM)	$61,685	$60,784

Price/Earning Ratio (P/E)	25.7x	19.8x

Price/Book Ratio (P/B)	3.0x	2.2x

Beta vs. MSCI AC World Index	1.07	1.00

Portfolio Turnover Rate—Unannualized (8 Month Period Ended 10/31/2009)	81%	N/A

FUND CATEGORY

The style box reflects the weighted average of the market capitalization and style of the collective portfolio holdings; individual investments may have different characteristics.

SECTOR ALLOCATION (% of investments)

(Excludes short-term investments)

REGION BREAKDOWN (% of investments)

(Excludes short-term investments)

26

Harbor Global Growth Fund

FUND PERFORMANCE SUMMARY (Unaudited)

The Fund’s returns achieved during the period shown was unusual and an investor should not expect such performance to be sustained.

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 03/01/2009 through 10/31/2009

The graph compares a $50,000 investment in the Fund with the performance of the MSCI All Country World Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2009
Harbor Global Growth Fund
Institutional Class	N/A	N/A	56.10%	03/01/2009	$78,050
Comparative Index
MSCI All Country World Index	22.65%	3.73%	53.54%	—	$76,771

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 03/01/2009 through 10/31/2009

The graph compares a $10,000 investment in the Fund with the performance of the MSCI All Country World Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2009
Harbor Global Growth Fund
Administrative Class	N/A	N/A	55.90%	03/01/2009	$15,590
Investor Class	N/A	N/A	55.70%	03/01/2009	$15,570
Comparative Index
MSCI All Country World Index	22.65%	3.73%	53.54%	—	$15,354

As stated in the Fund’s current prospectus, the expense ratio were 1.00% (Net) and 3.74% (Gross) (Institutional Class); 1.25% (Net) and 3.99% (Gross) (Administrative Class); and 1.37% (Net) and 4.11% (Gross) (Investor Class). The net expense ratios are contractually capped until 02/28/2010. The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice. The Fund charges a redemption fee of 2% on redemption of shares that are held for less than 60 days.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

b	Unannualized.

27

Harbor Global Growth Fund

PORTFOLIO OF INVESTMENTS—October 31, 2009

Equity Holdings by Country (% of net assets)

(Excludes net cash and short-term investments of 13.1%)

COMMON STOCKS—85.6%

Shares		Value (000s)

AEROSPACE & DEFENSE—1.5%
1,053	Precision Castparts Corp. (US)	$101

BEVERAGES—1.7%
2,464	Anheuser-Busch InBev NV (BEL)	116

BIOTECHNOLOGY—2.4%
1,238	Celgene Corp. (US)*	63
2,335	Gilead Sciences Inc. (US)*	99

		162

CAPITAL MARKETS—1.8%
739	Goldman Sachs Group Inc. (US)	126

CHEMICALS—1.7%
1,506	Praxair Inc. (US)	120

COMMERCIAL BANKS—15.2%
3,062	ICICI Bank Ltd. ADR (IND)[1]	96
135,000	Industrial & Commercial Bank of China Cl. B (CHN)	107
10,920	Itau Unibanco Holding SA ADR (BR)[1]	209
1,043	PNC Financial Services Group Inc. (US)	51
10,100	Standard Chartered PLC (UK)	252
11,862	Wells Fargo & Co. (US)	327

		1,042

COMMERCIAL SERVICES & SUPPLIES—0.7%
2,301	Ritchie Bros Auctioneers Inc. (CAN)	50

COMMUNICATIONS EQUIPMENT—3.3%
2,072	Juniper Networks Inc. (US)*	53
4,236	Qualcomm Inc. (US)	175

		228

COMPUTERS & PERIPHERALS—4.4%
1,440	Apple Inc. (US)*	271
1,453	Compellent Technologies Inc. (US)	27

		298

CONSTRUCTION & ENGINEERING—0.3%
860	Aecom Technology Corp. (US)*	22

CONSTRUCTION MATERIALS—0.5%
70,000	China Resources Cement Ltd. (CHN)	34

COMMON STOCKS—Continued

Shares		Value (000s)

DISTRIBUTORS—1.0%
16,000	Li & Fung Ltd. (HK)	$67

DIVERSIFIED FINANCIAL SERVICES—4.9%
8,042	JP Morgan Chase & Co. (US)	336

ELECTRICAL EQUIPMENT—3.6%
5,146	ABB Ltd. (SWS)	95
2,136	Vestas Wind Systems A/S (DEN)*	150

		245

ENERGY EQUIPMENT & SERVICES—2.4%
2,010	National Oilwell Varco Inc. (US)*	83
2,749	Pride International Inc. (US)*	81

		164

FOOD PRODUCTS—1.4%
2,044	Nestle SA (SWS)	95

HEALTH CARE EQUIPMENT & SUPPLIES—2.9%
819	Intuitive Surgical Inc. (US)*	202

HOTELS, RESTAURANTS & LEISURE—0.3%
259	Chipotle Mexican Grill Inc. (US)	21

HOUSEHOLD DURABLES—4.3%
10,046	Cyrela Brazil Realty (BR)	128
4,514	Gafisa SA ADR (BR)[1]	135
3,900	PDG Realty SA Empreendimentos e Participacoes (BR)	33

		296

HOUSEHOLD PRODUCTS—0.6%
2,100	Hypermarcas NPV (BR)	43

INTERNET & CATALOG RETAIL—0.5%
270	Amazon.com Inc. (US)*	32

INTERNET SOFTWARE & SERVICES—3.4%
177	Baidu Inc. ADR (CHN)*[1]	67
267	Google Inc. (US)*	143
885	Optenable Inc. (US)	22

		232

IT SERVICES—2.0%
617	Mastercard Inc. (US)	135

MARINE—0.6%
491	Kuehne & Nagel International AG (SWS)	44

MEDIA—2.5%
6,223	Walt Disney Co. (US)	170

METALS & MINING—2.4%
6,185	BHP Billiton (AUS)	167

OIL, GAS & CONSUMABLE FUELS—4.3%
100	OGX Petroleo e Gas Participacoes SA (BR)	81
4,548	Petroleo Brasileiro SA ADR (BR)[1]	210

		291

REAL ESTATE—1.6%
36,700	Construtora Tenda SA. (BR)	107

REAL ESTATE INVESTMENT TRUSTS (REITs)—0.3%
1,140	Colony Financial Inc. (US)	22

REAL ESTATE MANAGEMENT & DEVELOPMENT—3.0%
8,600	BR Malls Participacoes SA (BR)*	95
29,000	Hang Lung Properties Ltd. (HK)	110

		205

28

Harbor Global Growth Fund

PORTFOLIO OF INVESTMENTS—Continued

COMMON STOCKS—Continued

Shares		Value (000s)

SOFTWARE—3.8%
4,624	Adobe Systems Inc. (US)*	$152
2,976	Citrix Systems Inc. (US)*	110

		262

SPECIALTY RETAIL—1.4%
5,400	Lojas Renner SA (BR)	95

TEXTILES, APPAREL & LUXURY GOODS—3.0%
2,924	Lululemon Athletica Inc. (CAN)*	73
1,754	Polo Ralph Lauren Corp. (US)	131

		204

TRANSPORTATION INFRASTRUCTURE—0.5%
10,000	China Merchants Holdings Co. Ltd. (HK)	32

WIRELESS TELECOMMUNICATION SERVICES—1.4%
3,248	Crown Castle International Corp. (US)*	98

TOTAL COMMON STOCKS (Cost $4,631)		5,864

PREFERRED STOCKS—1.3%
AUTOMOBILES—0.5%
336	Volkswagen AG (GER)	33

PREFERRED STOCKS—Continued

Shares		Value (000s)

MULTILINE RETAIL—0.8%
8,000	Lojas Americanas SA (BR)	$53

TOTAL PREFERRED STOCKS (Cost $66)		86

SHORT-TERM INVESTMENTS—11.1%
(Cost $757)
Principal Amount (000s)
REPURCHASE AGREEMENTS
$757	Repurchase Agreement with State Street Corp. dated October 30, 2009 due November 2, 2009 at 0.01% collateralized by Federal National Mortgage Association Notes (market value $774)	757

TOTAL INVESTMENTS—98.0% (Cost $5,454)		6,707

CASH AND OTHER ASSETS, LESS LIABILITIES—2.0%		139

TOTAL NET ASSETS—100.0%		$6,846

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2009 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Common Stocks
Europe	$296	$457	$—	$753
Latin America	1,136	—	—	1,136
Middle East/ Central Asia	96	—	—	96
North America	3,296	—	—	3,296
Pacific Basin	277	306	—	583
Preferred Stocks
Europe	33	—	—	33
Latin America	53	—	—	53
Short-Term Investments
Repurchase Agreement	—	757	—	757

Total	$5,187	$1,520	$—	$6,707

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

*	Non-income producing security.

1	ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

The accompanying notes are an integral part of the Financial Statements.

29

Harbor International Equity Funds

STATEMENT OF ASSETS AND LIABILITIES—October 31, 2009

(All amounts in thousands, except per share amounts)

	Harbor International Fund	Harbor International Growth Fund	Harbor Global Value Fund	Harbor Global Growth Fund
ASSETS
Investments, at identified cost*	$18,858,800	$1,053,608	$62,498	$5,454
Investments, at value	$24,463,980	$1,195,722	$55,177	$5,950
Repurchase agreements	—	51,789	—	757
Cash	—	—	—	1
Foreign currency, at value (cost: $19,542; $113; $24; $22)	19,474	113	24	22
Receivables for:
Investments sold	68,583	61,704	775	182
Foreign currency spot contracts	—	40	—	1
Capital shares sold	52,727	2,770	3	9
Dividends	19,357	1,998	67	7
Interest	37	—	—	—
Withholding tax receivable	21,482	1,597	8	3
Other assets	—	—	7	13
Prepaid registration fees	54	27	1	1
Total Assets	24,645,694	1,315,760	56,062	6,946
LIABILITIES
Payables for:
Due to custodian	14,884	6	399	—
Investments purchased	102,758	35,530	217	82
Foreign currency spot contracts	649	—	—	—
Capital shares reacquired	17,834	986	4	—
Accrued expenses:
Management fees	14,894	875	43	5
12b-1 fees	934	13	—	—
Trustees’ fees and expenses	284	14	1	—
Transfer agent fees	1,585	76	3	—
Other	3,898	334	14	13
Total Liabilities	157,720	37,834	681	100
NET ASSETS	$24,487,974	$1,277,926	$55,381	$6,846
Net Assets Consist of
Paid-in capital	$22,378,289	$1,692,492	$102,820	$5,055
Undistributed/(accumulated) net investment income/(loss)	245,848	10,628	495	13
Accumulated net realized gain/(loss)	(3,742,769)	(619,267)	(40,613)	525
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	5,606,606	194,073	(7,321)	1,253
	$24,487,974	$1,277,926	$55,381	$6,846
NET ASSETS VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$20,163,806	$1,217,725	$53,982	$6,142
Shares of beneficial interest[2]	389,845	115,517	8,928	393
Net asset value per share[1]	$51.72	$10.54	$6.05	$15.61
Administrative Class
Net assets	$1,408,061	$1,702	$452	$240
Shares of beneficial interest[2]	27,414	162	75	15
Net asset value per share[1]	$51.36	$10.50	$6.06	$15.59
Investor Class
Net assets	$2,916,107	$58,499	$947	$464
Shares of beneficial interest[2]	56,995	5,565	156	30
Net asset value per share[1]	$51.16	$10.51	$6.04	$15.57

*	Including repurchase agreements and short-term investments.

1	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

2	Par value $0.01 (unlimited authorizations).

The accompanying notes are an integral part of the Financial Statements.

30

Harbor International Equity Funds

STATEMENT OF OPERATIONS—Year Ended October 31, 2009

(All amounts in thousands)

	Harbor International Fund	Harbor International Growth Fund	Harbor Global Value Fund	Harbor Global Growth Fund[1]
Investment Income
Dividends	$567,123	$24,765	$901	$50
Interest	1,905	24	—	—
Foreign taxes withheld	(55,411)	(2,154)	(44)	(3)
Total Investment Income	513,617	22,635	857	47
Operating Expenses
Management fees	135,098	8,246	376	27
12b-1 fees:
Administrative Class	1,925	4	1	—
Investor Class	5,557	106	2	—
Shareholder communications	3,201	427	4	35
Custodian fees	4,784	345	66	47
Transfer agent fees:
Institutional Class	12,941	863	35	4
Administrative Class	642	1	—	—
Investor Class	4,481	86	1	1
Professional fees	917	52	2	3
Trustees’ fees and expenses	319	19	1	—
Registration fees	498	122	46	55
Miscellaneous	346	24	7	2
Total expenses	170,709	10,295	541	174
Management fees waived	(26)	—	—	—
Transfer agent fees waived	(2,511)	(144)	(6)	(2)
Other expenses waived	—	—	(88)	(139)
Custodial expense reductions	(6)	(1)	—	—
Net expenses	168,166	10,150	447	33
Net Investment Income/(Loss)	345,451	12,485	410	14
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	(3,537,245)	(215,999)	(29,954)	525
Foreign currency transactions	13,327	663	38	(1)
Change in net unrealized appreciation/(depreciation) of:
Investments	8,171,812	522,937	40,982	1,253
Translations of assets and liabilities in foreign currencies	2,260	265	(1)	—
Net gain/(loss) on investment transactions	4,650,154	307,866	11,065	1,777
Net Increase/(Decrease) in Net Assets Resulting from Operations	$4,995,605	$320,351	$11,475	$1,791

1	For the period March 1, 2009 (commencement of operations) through October 31, 2009.

The accompanying notes are an integral part of the Financial Statements.

31

Harbor International Equity Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor International Fund		Harbor International Growth Fund
	November 1, 2008 through October 31, 2009	November 1, 2007 through October 31, 2008	November 1, 2008 through October 31, 2009	November 1, 2007 through October 31, 2008
INCREASE/(DECREASE) IN NET ASSETS
Operations
Net investment income/(loss)	$345,451	$629,165	$12,485	$13,898
Net realized gain/(loss) on investments	(3,523,918)	(194,096)	(215,336)	(222,029)
Net unrealized appreciation/(depreciation) of investments	8,174,072	(15,369,099)	523,202	(556,748)
Net increase/(decrease) in assets resulting from operations	4,995,605	(14,934,030)	320,351	(764,879)
Distributions to Shareholders
Net investment income:
Institutional Class	(295,462)	(339,918)	(11,000)	(10,822)
Administrative Class	(9,103)	(5,916)	(11)	(3)
Investor Class	(29,577)	(27,109)	(183)	(506)
Net realized gain on investments:
Institutional Class	—	(973,365)	—	—
Administrative Class	—	(19,172)	—	—
Investor Class	—	(96,415)	—	—
Total distributions to shareholders	(334,142)	(1,461,895)	(11,194)	(11,331)
Net Increase/(Decrease) Derived from Capital Share Transactions	1,398,455	6,849,517	118,759	620,183
Net increase/(decrease) in net assets	6,059,918	(9,546,408)	427,916	(156,027)
Net Assets
Beginning of period	18,428,056	27,974,464	850,010	1,006,037
End of period*	$24,487,974	$18,428,056	$1,277,926	$850,010
* Includes undistributed/(accumulated) net investment income/(loss) of :	$245,848	$238,636	$10,628	$10,558

a	Commencement of operations.

The accompanying notes are an integral part of the Financial Statements.

32

Harbor Global Value Fund		Harbor Global Growth Fund
November 1, 2008 through October 31, 2009	November 1, 2007 through October 31, 2008	March 1, 2009[a] through October 31, 2009

$410	$1,881	$14
(29,916)	(9,377)	524
40,981	(46,137)	1,253
11,475	(53,633)	1,791

(2,915)	(1,194)	—
(40)	(14)	—
(50)	(17)	—

—	(184)	—
—	(3)	—
—	(4)	—
(3,005)	(1,416)	—
(950)	(9,822)	5,055
7,520	(64,871)	6,846

47,861	112,732	—
$55,381	$47,861	$6,846
$495	$2,872	$13

33

Harbor International Equity Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor International Fund		Harbor International Growth Fund
	November 1, 2008 through October 31, 2009	November 1, 2007 through October 31, 2008	November 1, 2008 through October 31, 2009	November 1, 2007 through October 31, 2008
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$5,315,876	$9,295,170	$640,620	$851,782
Net proceeds from redemption fees	2,182	2,563	134	96
Reinvested distributions	232,391	1,117,298	10,336	10,336
Cost of shares reacquired	(5,137,852)	(5,335,157)	(545,560)	(268,624)
Net increase/(decrease) in net assets	$412,597	$5,079,874	$105,530	$593,590
Administrative Class
Net proceeds from sale of shares	$842,077	$644,914	$931	$1,987
Net proceeds from redemption fees	102	66	—	—
Reinvested distributions	8,804	24,603	8	3
Cost of shares reacquired	(212,660)	(144,306)	(734)	(232)
Net increase/(decrease) in net assets	$638,323	$525,277	$205	$1,758
Investor Class
Net proceeds from sale of shares	$1,192,630	$2,486,025	$32,787	$51,545
Net proceeds from redemption fees	299	301	5	6
Reinvested distributions	21,977	106,955	176	490
Cost of shares reacquired	(867,371)	(1,348,915)	(19,944)	(27,206)
Net increase/(decrease) in net assets	$347,535	$1,244,366	$13,024	$24,835
SHARES
Institutional Class
Shares sold	128,323	147,328	75,547	65,817
Shares issued due to reinvestment of distributions	5,951	16,183	1,312	663
Shares reacquired	(132,801)	(91,337)	(60,527)	(22,039)
Net increase/(decrease) in shares outstanding	1,473	72,174	16,332	44,441
Beginning of period	388,372	316,198	99,185	54,744
End of period	389,845	388,372	115,517	99,185
Administrative Class
Shares sold	19,143	10,401	105	143
Shares issued due to reinvestment of distributions	226	358	1	—
Shares reacquired	(5,225)	(2,461)	(81)	(21)
Net increase/(decrease) in shares outstanding	14,144	8,298	25	122
Beginning of period	13,270	4,972	137	15
End of period	27,414	13,270	162	137
Investor Class
Shares sold	28,829	39,027	3,726	3,570
Shares issued due to reinvestment distributions	567	1,563	22	32
Shares reacquired	(21,515)	(22,698)	(2,390)	(2,131)
Net increase/(decrease) in shares outstanding	7,881	17,892	1,358	1,471
Beginning of period	49,114	31,222	4,207	2,736
End of period	56,995	49,114	5,565	4,207

a	Commencement of operations.

The accompanying notes are an integral part of the Financial Statements.

34

Harbor Global Value Fund		Harbor Global Growth Fund
November 1, 2008 through October 31, 2009	November 1, 2007 through October 31, 2008	March 1, 2009[a] through October 31, 2009

$12,844	$10,579	$4,577
2	1	—
2,657	1,370	—
(16,556)	(21,042)	(38)
$(1,053)	$(9,092)	$4,539

$315	$32	$155
—	—	—
38	17	—
(400)	(336)	—
$(47)	$(287)	$155

$420	$461	$386
—	—	—
47	18	—
(317)	(922)	(25)
$150	$(443)	$361

2,615	1,331	396
607	143	—
(3,354)	(2,257)	(3)
(132)	(783)	393
9,060	9,843	—
8,928	9,060	393

67	4	15
9	2	—
(106)	(42)	—
(30)	(36)	15
105	141	—
75	105	15

89	52	32
10	2	—
(81)	(107)	(2)
18	(53)	30
138	191	—
156	138	30

35

Harbor International Equity Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR INTERNATIONAL FUND
	Institutional Class
Year Ended October 31	2009		2008	2007		2006		2005
Net asset value beginning of period	$40.94		$79.46	$60.14		$47.50		$39.37
Income from Investment Operations
Net investment income/(loss)	0.79	[a]	1.65 [a]	1.22	[a]	0.86	[a]	0.63	[a]
Net realized and unrealized gains/(losses) on investments	10.76		(36.09)	21.44		14.03		8.21
Total from investment operations	11.55		(34.44)	22.66		14.89		8.84
Less Distributions
Dividends from net investment income	(0.78)		(1.06)	(1.46)		(1.03)		(0.56)
Distributions from net realized capital gains[1]	—		(3.02)	(1.88)		(1.22)		(0.15)
Total distributions	(0.78)		(4.08)	(3.34)		(2.25)		(0.71)
Proceeds from redemption fees	0.01		— [f]	—	[f]	—	[f]	—	[f]
Net asset value end of period	51.72		40.94	79.46		60.14		47.50
Net assets end of period (000s)	$20,163,806		$15,901,353	$25,126,599		$15,767,303		$10,265,053
Ratios and Supplemental Data (%)
Total return	28.85%[b]		(45.43)%[b]	39.37%[b]		32.46%[b]		22.63%[b]
Ratio of total expenses to average net assets[2]	0.85		0.79	0.82		0.85		0.87
Ratio of net expenses to average net assets	0.83	[a]	0.79 [a]	0.81	[a]	0.85	[a]	0.87	[a]
Ratio of net investment income to average net assets	1.88	[a]	2.39 [a]	1.63	[a]	1.60	[a]	1.42	[a]
Portfolio turnover	22		17	13		12		13

HARBOR INTERNATIONAL GROWTH FUND
	Institutional Class
Year Ended October 31	2009		2008	2007		2006		2005
Net asset value beginning of period	$8.21		$17.50	$12.62		$9.76		$8.42
Income from Investment Operations
Net investment income/(loss)	0.09	[a]	0.14 [a]	0.18	[a]	0.03	[a]	0.08	[a]
Net realized and unrealized gains/(losses) on investments	2.33		(9.24)	4.74		2.86		1.33
Total from investment operations	2.42		(9.10)	4.92		2.89		1.41
Less Distributions
Dividends from net investment income	(0.09)		(0.19)	(0.04)		(0.03)		(0.07)
Distributions from net realized capital gains[1]	—		—	—		—		—
Total distributions	(0.09)		(0.19)	(0.04)		(0.03)		(0.07)
Proceeds from redemption fees	—	[f]	— [f]	—	[f]	—	[f]	—	[f]
Net asset value end of period	10.54		8.21	17.50		12.62		9.76
Net assets end of period (000s)	$1,217,725		$814,515	$958,090		$520,470		$153,439
Ratios and Supplemental Data (%)
Total return	29.90%[b]		(52.51)%[b]	39.05%[b]		29.71%[b]		16.82%[b]
Ratio of total expenses to average net assets[2]	0.92		0.90	0.89		0.98		1.00
Ratio of net expenses to average net assets	0.91	[a]	0.89 [a]	0.88	[a]	0.98	[a]	1.00	[a]
Ratio of net investment income to average net assets	1.15	[a]	1.39 [a]	1.38	[a]	0.79	[a]	0.87	[a]
Portfolio turnover	125		118	113		100		183

See page 38 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

36

Administrative Class									Investor Class
2009		2008	2007		2006		2005		2009		2008	2007		2006		2005
$40.66		$78.99	$59.85		$47.31		$39.25		$40.46		$78.63	$59.60		$47.13		$39.12

0.47	[a]	1.52 [a]	1.24	[a]	0.79	[a]	0.58	[a]	0.59	[a]	1.47 [a]	1.23	[a]	0.83	[a]	0.51	[a]
10.89		(35.90)	21.13		13.92		8.13		10.69		(35.77)	20.97		13.74		8.08
11.36		(34.38)	22.37		14.71		8.71		11.28		(34.30)	22.20		14.57		8.59

(0.67)		(0.93)	(1.35)		(0.95)		(0.50)		(0.59)		(0.85)	(1.29)		(0.88)		(0.43)
—		(3.02)	(1.88)		(1.22)		(0.15)		—		(3.02)	(1.88)		(1.22)		(0.15)
(0.67)		(3.95)	(3.23)		(2.17)		(0.65)		(0.59)		(3.87)	(3.17)		(2.10)		(0.58)
0.01		— [f]	—	[f]	—	[f]	—	[f]	0.01		— [f]	—	[f]	—	[f]	—	[f]
51.36		40.66	78.99		59.85		47.31		51.16		40.46	78.63		59.60		47.13
$1,408,061		$539,533	$392,772		$169,594		$82,247		$2,916,107		$1,987,170	$2,455,093		$879,695		$384,703

28.51%[b]		(45.56)%[b]	39.00%[b]		32.16%[b]		22.35%[b]		28.36%[b]		(45.63)%[b]	38.84%[b]		31.94%[b]		22.10%[b]
1.10		1.05	1.07		1.10		1.12		1.22		1.17	1.20		1.24		1.30
1.09	[a]	1.04 [a]	1.06	[a]	1.10	[a]	1.12	[a]	1.20	[a]	1.16 [a]	1.19	[a]	1.24	[a]	1.30	[a]
1.42	[a]	2.31 [a]	1.40	[a]	1.35	[a]	1.27	[a]	1.53	[a]	2.10 [a]	1.25	[a]	1.23	[a]	1.02	[a]
22		17	13		12		13		22		17	13		12		13

Administrative Class									Investor Class
2009		2008	2007		2006		2005		2009		2008	2007		2006		2005
$8.18		$17.46	$12.60		$9.75		$8.42		$8.17		$17.43	$12.58		$9.74		$8.41

0.08	[a]	0.10 [a]	0.14	[a]	0.08	[a]	0.07	[a]	0.05	[a]	0.13 [a]	0.11	[a]	0.04	[a]	0.05	[a]
2.32		(9.21)	4.73		2.78		1.31		2.34		(9.24)	4.74		2.81		1.32
2.40		(9.11)	4.87		2.86		1.38		2.39		(9.11)	4.85		2.85		1.37

(0.08)		(0.17)	(0.01)		(0.01)		(0.05)		(0.05)		(0.15)	—		(0.01)		(0.04)
—		—	—		—		—		—		—	—		—		—
(0.08)		(0.17)	(0.01)		(0.01)		(0.05)		(0.05)		(0.15)	—		(0.01)		(0.04)
—	[f]	— [f]	—	[f]	—	[f]	—	[f]	—	[f]	— [f]	—	[f]	—	[f]	—	[f]
10.50		8.18	17.46		12.60		9.75		10.51		8.17	17.43		12.58		9.74
$1,702		$1,122	$257		$128		$43		$58,499		$34,373	$47,690		$23,726		$6,772

29.59%[b]		(52.65)%[b]	38.69%[b]		29.40%[b]		16.46%[b]		29.38%[b]		(52.67)%[b]	38.55%[b]		29.29%[b]		16.31%[b]
1.17		1.14	1.14		1.23		1.24		1.29		1.27	1.26		1.37		1.41
1.16	[a]	1.14 [a]	1.12	[a]	1.23	[a]	1.24	[a]	1.27	[a]	1.26 [a]	1.25	[a]	1.37	[a]	1.39	[a]
0.91	[a]	1.02 [a]	1.19	[a]	0.67	[a]	0.57	[a]	0.75	[a]	1.10 [a]	1.03	[a]	0.56	[a]	0.35	[a]
125		118	113		100		183		125		118	113		100		183

37

Harbor Global Equity Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR GLOBAL VALUE FUND
	Institutional Class
Year Ended October 31	2009		2008		2007		2006[e]
Net asset value beginning of period	$5.15		$11.08		$10.83		$10.00
Income from Investment Operations
Net investment income/(loss)	0.12	[a]	0.22	[a]	0.18	[a]	0.03	[a]
Net realized and unrealized gains/(losses) on investments	1.18		(5.99)		0.13		0.80
Total from investment operations	1.30		(5.77)		0.31		0.83
Less Distributions
Dividends from net investment income	(0.40)		(0.14)		(0.04)		—
Distributions from net realized capital gains[1]	—		(0.02)		(0.02)		—
Total distributions	(0.40)		(0.16)		(0.06)		—
Proceeds from redemption fees	—	[f]	—	[f]	—	[f]	—	[f]
Net asset value end of period	6.05		5.15		11.08		10.83
Net assets end of period (000s)	$53,982		$46,616		$109,071		$13,011
Ratios and Supplemental Data (%)
Total return	28.24%[b]		(52.76)%[b]		2.89%[b]		8.30%[b,d]
Ratio of total expenses to average net assets[2]	1.21		1.08		1.05		3.41	[c]
Ratio of net expenses to average net assets	1.00	[a]	1.00	[a]	1.00	[a]	1.00	[a,c]
Ratio of net investment income to average net assets	0.94	[a]	2.45	[a]	1.71	[a]	1.53	[a,c]
Portfolio turnover	72		33		38		5	[d]

HARBOR GLOBAL GROWTH FUND
	Institutional Class		Administrative Class		Investor Class
Year Ended October 31	2009[g]		2009[g]		2009[g]
Net asset value beginning of period	$10.00		$10.00		$10.00
Income from Investment Operations
Net investment income/(loss)	0.03	[a]	0.03	[a]	—	[a]
Net realized and unrealized gains/(losses) on investments	5.58		5.56		5.57
Total from investment operations	5.61		5.59		5.57
Less Distributions
Dividends from net investment income	—		—		—
Distributions from net realized capital gains[1]	—		—		—
Total distributions	—		—		—
Net asset value end of period	15.61		15.59		15.57
Net assets end of period (000s)	$6,142		$240		$464
Ratios and Supplemental Data (%)
Total return	56.10%[b,d]		55.90%[b,d]		55.70%[b,d]
Ratio of total expenses to average net assets[2]	5.48	[c]	5.89	[c]	5.93	[c]
Ratio of net expenses to average net assets	1.00	[a,c]	1.25	[a,c]	1.37	[a,c]
Ratio of net investment income to average net assets	0.48	[a,c]	0.29	[a,c]	0.04	[a,c]
Portfolio turnover	81	[d]	81	[d]	81	[d]

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements. (See Note 2 to Financial Statements).

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Annualized.

d	Unannualized.

e	For the period August 7, 2006 (inception) through October 31, 2006.

f	Less than $0.01

g	For the period March 1, 2009 (inception) through October 31, 2009.

The accompanying notes are an integral part of the Financial Statements.

38

Administrative Class							Investor Class
2009		2008	2007		2006[e]		2009		2008	2007		2006[e]
$5.14		$11.05	$10.83		$10.00		$5.13		$11.04	$10.82		$10.00

0.05	[a]	0.24 [a]	0.18	[a]	0.06	[a]	0.03	[a]	0.23 [a]	0.18	[a]	0.04	[a]
1.25		(6.03)	0.09		0.77		1.25		(6.02)	0.09		0.78
1.30		(5.79)	0.27		0.83		1.28		(5.79)	0.27		0.82

(0.38)		(0.10)	(0.03)		—		(0.37)		(0.10)	(0.03)		—
—		(0.02)	(0.02)		—		—		(0.02)	(0.02)		—
(0.38)		(0.12)	(0.05)		—		(0.37)		(0.12)	(0.05)		—
—	[f]	— [f]	—	[f]	—	[f]	—	[f]	— [f]	—	[f]	—	[f]
6.06		5.14	11.05		10.83		6.04		5.13	11.04		10.82
$452		$537	$1,553		$1,118		$947		$708	$2,108		$1,764

28.04%[b]		(52.90)%[b]	2.56%[b]		8.30%[b,d]		27.57%[b]		(52.97)%[b]	2.52%[b]		8.20%[b,d]
1.44		1.33	1.36		3.66	[c]	1.58		1.45	1.48		3.79	[c]
1.25	[a]	1.25 [a]	1.25	[a]	1.25	[a,c]	1.37	[a]	1.37 [a]	1.38	[a]	1.38	[a,c]
0.62	[a]	2.28 [a]	1.34	[a]	1.81	[a,c]	0.52	[a]	2.11 [a]	1.24	[a]	1.48	[a,c]
72		33	38		5	[d]	72		33	38		5	[d]

39

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—October 31, 2009

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 27 separate portfolios. The portfolios covered by this report include Harbor International Fund, Harbor International Growth Fund, Harbor Global Value Fund and Harbor Global Growth Fund (individually or collectively referred to as a “Fund” or the “Funds,” respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.

The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class, and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The Funds have adopted FASB ASC 105, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles (the Codification) which is a single source of authoritative nongovernmental U.S. generally accepted accounting standards (US GAAP). All previous US GAAP standards issued by a standard setter are superseded by the Codification. The adoption of ASC 105 had no impact on the Funds’ net assets or results of operations.

Security Valuation

Equity securities, except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there were no sales on the valuation day, securities traded principally: (i) on a U.S. exchange, including NASDAQ, will be valued at the mean between the closing bid and asked price; (ii) on a foreign exchange, including United Kingdom securities, will be valued at the official bid price determined as of the close of the primary exchange.

Debt securities, other than short-term securities with a remaining maturity of less than 60 days at the time they are acquired, are valued using evaluated prices furnished by a pricing service selected by the Adviser and approved by the Board of Trustees. An evaluated price represents an assessment by the pricing service using various market inputs of what the pricing service believes is the fair market value of a security at a particular point in time. The pricing service determines evaluated prices for debt securities that would be transacted at institutional-size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing service believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing service’s evaluation process, which means that the evaluated price supplied by the pricing service will frequently differ from that transaction price. Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are stated at amortized cost, which approximates fair value.

When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value, determined by the Trust’s Valuation

40

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Committee pursuant to procedures adopted by the Board of Trustees. A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means the Fund may value those securities higher or lower than another fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor.

For the Funds which may invest primarily in international equity securities, the fair value pricing procedures recognize that volatility in the U.S. equity markets may cause prices of foreign securities determined at the close of the foreign market or exchange on which the securities are traded to no longer be reliable when the Funds’ net asset values are determined. As a result, many of the international and global Funds’ foreign equity securities may be valued at their fair value in accordance with the fair value pricing procedures on any given day in an accounting period.

Fair Value Measurements

In September 2006, the Financial Accounting Standards Board (FASB) issued Accounting Standards Codification (ASC) 820, Fair Value Measurements and Disclosures. ASC 820 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements, effective for the Funds’ current fiscal year.

The various inputs that may be used to determine the value of each Fund’s investments are summarized in three categories, defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2, or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs are used in situations where quoted prices or observable inputs are not available. Valuations based on significant unobservable inputs may include the Funds’ own assumptions.

For fair valuations using significant unobservable inputs, ASC 820 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. A fair value hierarchy and Level 3 reconciliation, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

ASC 820 also provides guidance on determining when there has been a significant decrease in the trading volume and level of activity for a holding, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement. ASC 820 emphasizes that even if there has been a significant decrease in the trading volume and level of activity for a holding and regardless of the valuation techniques used, the objective of a fair value measurement remains the same. The adoption of ASC 820 had no impact on the Funds’ net assets or results of operations.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

Options

Consistent with its investment policies, each Fund may use options contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Harbor International Fund and Harbor International Growth Fund are not authorized to engage in options transactions on currencies for speculative purposes. Call options tend to decrease a Fund’s exposure to the underlying instrument. Put options tend to increase a Fund’s exposure to the underlying instrument.

41

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

When a Fund purchases an option, the premium paid by such Fund is recorded in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the option’s current market value. Purchased options on futures contracts are valued based on the settlement price for the underlying futures contract. If a purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by the Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by the Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. The risk associated with purchasing options is limited to the premium originally paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid for the contract.

When a Fund writes an option, the premium received by such Fund is recorded in the Fund’s Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. Written options on equity securities are valued at the last sale price or, in the absence of a sale, the last offering price on the market on which they are principally traded. Written options on futures contracts are valued based on the settlement price for the underlying futures contract. If an option expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, such Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option.

The risk in writing a call option is that a Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, a Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk such Fund may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not perform under the contracts’ terms.

There were no outstanding options as of October 31, 2009.

U.S. Government Securities

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship, while the Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. Government support.

Foreign Currency Spot Contracts

The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service selected by the Adviser. The contract is

42

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. There is minimal counterparty risk with foreign currency spot contracts, as they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded foreign currency contracts, guarantees the foreign currency spot contracts against default.

Foreign Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end. Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not isolated in the Statement of Operations from the effects of changes in market prices of these securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with domestic or foreign banks or with any member firm of the Financial Industry Regulatory Authority, Inc. (“FINRA”), or any affiliate of a member firm which is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund generally and meet any other appropriate counterparty criteria as determined by the Fund’s Subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities generally such that if a Fund is permitted to only purchase securities which are rated investment grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment grade (or the equivalent if unrated). In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. The securities will be regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.

Investment Income

Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Proceeds from Litigation

The Funds may receive proceeds from shareholder litigation settlements involving current and/or previously held portfolio holdings. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in

43

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

realized gain/(loss) if the security has been disposed of by a Fund or in unrealized gain/(loss) if the security is still held by a Fund.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust with respect to any two or more Harbor Funds are allocated in proportion to the average net assets or the number of shareholders of each fund, except where allocations of direct expense to each fund can be otherwise fairly made.

Custodian

The Funds have credit balance arrangements with the Custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit which is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statement of Operations for the year ended October 31, 2009. If the Funds had not entered into such arrangements, the Funds could have invested a portion of the assets in an income-producing asset.

Class Allocations

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Federal Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

The Funds have adopted ASC 740 Income Taxes. ASC 740 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the Funds’ current fiscal year. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. Management has analyzed each Fund’s (except Harbor Global Growth Fund) tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2006-2008), including 2009, for purposes of implementing ASC 740, and has concluded that no provision for income tax is required in any Fund’s financial statements.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 2009 are as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	$—	$5,439,557	$—	$4,098,225
Harbor International Growth Fund	—	1,431,625	—	1,248,360
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	$—	$31,939	$—	$34,417
Harbor Global Growth Fund	—	7,904	—	3,732

44

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS —Continued

Each Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect wholly-owned subsidiary of Robeco Groep, N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boevenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. Separate advisory agreements for each Fund were in effect during the year ended October 31, 2009. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

	Contractual Rate		Voluntary Waiver	Actual Rate
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	0.75	%/0.65%[a]	0.02%[b]	0.69%
Harbor International Growth Fund	0.75		—	0.75
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	0.85%		—%	0.85%
Harbor Global Growth Fund	0.85		—	0.85

a	The contractual rate is 0.75% on assets up to $12 billion and 0.65% on assets in excess of $12 billion.

b	For periods where assets exceeded $24 billion, a 0.02% voluntary waiver was applied on those assets that were in excess of $24 billion.

Harbor Capital has from time to time voluntarily or contractually agreed not to impose a portion of its management fees and to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers are reflected on the accompanying Statements of Operations for the respective Funds. Harbor Capital has entered into a contractual expense limitation agreement with each Harbor Global Value Fund and Harbor Global Growth Fund limiting each Fund’s total expenses to 1.00%, 1.25%, and 1.37% for the Institutional Class, Administrative Class and Investor Class, respectively. The contractual expense limitations are effective through February 28, 2010.

Distributor

Harbor Funds Distributors, Inc., (the “Distributor”) a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative Class shares and Investor Class shares (collectively, the “12b-1 Plans”), each Fund pays the Distributor compensation at the annual rate of 0.25% of the average daily net assets of Administrative Class shares and of the Investor Class shares. The 12b-1 Plans compensate the Distributor for the purpose of financing any activity which is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for servicing of shareholder accounts in the Administrative and Investor Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by the Distributor on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse Harbor Funds Distributors for the actual expenses the Distributor may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if the Distributor’s actual expenses exceed the fee payable to the Distributor at any given time, the Funds will not be obligated to pay more than that fee. If the Distributor’s expenses are less than the fee it receives, the Distributor will retain the difference.

45

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

The fees allocated to each Fund’s respective class are shown on the accompanying Statement of Operations.

Transfer Agent

Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital, is the shareholder servicing agent for the Funds. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations. The shareholder servicing agreement is reviewed and approved annually by the Trustees of the Funds and currently provides for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.09% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.09% of the average daily net assets of all Administrative Class shares.
Investor Class	0.21% of the average daily net assets of all Investor Class shares.

Effective March 1, 2009, the transfer agent fees for the Institutional and Administrative Class shares increased from 0.06% to 0.09% and increased from 0.18% to 0.21% for the Investor Class shares. Harbor Services Group, Inc. has voluntarily waived a portion of its transfer agent fees during the year ended October 31, 2009. Fees incurred for these transfer agent services are shown on each Fund’s Statements of Operations.

Shareholders

On October 31, 2009, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:

Harbor Capital Advisors, Harbor Funds Distributors, and Harbor Services Group
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	8,494
Harbor International Growth Fund	16,967
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	151,577
Harbor Global Growth Fund	302,588

Independent Trustees

The fees and expenses of the Independent Trustees allocated to each Fund are shown on each Fund’s Statement of Operations. The Independent Trustees’ remuneration for the International and Global Funds totaled $279 for the year ended October 31, 2009.

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”) which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust (with the exception of the Harbor Money Market Fund). For purposes of determining the amount owed to a Trustee under the Plan, deferred amounts are treated as though they had been invested in shares of the fund(s) selected by the Trustee. The deferred compensation liability is included as a component of “Trustees’ fees and expenses” in the Statement of Assets and Liabilities and fluctuates with changes in the market value of the selected security. The market value adjustment for all International and Global Funds totaled $11 for the year ended October 31, 2009. The deferred compensation and market-to-market impact will be a liability of the Funds until distributed in accordance with the Plan.

46

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Redemption Fee

A 2% redemption fee is charged on shares of Harbor International Fund, Harbor International Growth Fund, Harbor Global Value Fund and Harbor Global Growth Fund that are redeemed within 60 days from their date of purchase. All redemption fees are recorded by the Funds as paid-in capital. For the year ended October 31, 2009 the redemption fee proceeds are as follows:

Amount
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	$2,583
Harbor International Growth Fund	139
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	$2
Harbor Global Growth Fund	—

NOTE 5—TAX INFORMATION

The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to the Funds’ capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The calculation of net investment income or loss per share in the Financial Highlights include the following amounts reclassified for the year ended October 31, 2009:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	$(4,097)	$(603)	$4,700
Harbor International Growth Fund	(1,221)	215,502	(214,281)
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	$218	$(218)	$—
Harbor Global Growth Fund	(1)	1	—

The tax composition of distributions are as follows:

	As of October 31, 2008			As of October 31, 2009
	Ordinary Income	Long-Term Captial Gains	Total	Ordinary Income	Long-Term Captial Gains	Total
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	$497,131	$964,764	$1,461,895	$334,142	$—	$334,142
Harbor International Growth Fund	11,331	—	11,331	11,194	—	11,194
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	$1,416	$—	$1,416	$3,005	$—	$3,005
Harbor Global Growth Fund	N/A	N/A	N/A	—	—	—

As of October 31, 2009, the components of distributable earnings on a tax basis are as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)
INTERNATIONAL EQUITY FUNDS
Harbor International Fund	$326,983	$—	$5,341,227
Harbor International Growth Fund	13,121	—	96,559
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	$500	$—	$(10,210)
Harbor Global Growth Fund	566	—	1,225

47

Harbor International & Global Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 5—TAX INFORMATION—Continued

At October 31, 2009, the following Funds had capital loss carryforwards for federal tax purposes, which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve each Fund of any liability for federal tax. Pursuant to the Internal Revenue Code, such capital loss carryforwards will expire as listed below:

	Capital Loss Carryforwards to Expire In:
	2010	2016	2017	Total
INTERNATIONAL EQUITY FUNDS
Harbor International Fund*	$5,719	$192,848	$3,357,702	$3,556,269
Harbor International Growth Fund	182,988	168,306	172,909	524,203
GLOBAL EQUITY FUNDS
Harbor Global Value Fund	$—	$10,473	$27,254	$37,727

*	As a result of the tax-free transfer of assets from the acquired fund, certain capital loss carryforwards listed above may be limited.

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at October 31, 2009 are as follows:

	Identified Cost	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
		Appreciation	(Depreciation)
INTERNATIONAL EQUITY FUNDS
Harbor International Fund*	$19,124,176	$6,494,590	$(1,154,786)	$5,339,804
Harbor International Growth Fund*	1,151,123	109,525	(13,137)	96,388
GLOBAL EQUITY FUNDS
Harbor Global Value Fund*	$65,387	$7,650	$(17,860)	$(10,210)
Harbor Global Growth Fund	5,482	1,246	(22)	1,224

*	Capital loss carryforwards are available which may reduce taxable income from future net realized gain on investments.

NOTE 6—DERIVATIVES

ASC 815

The Funds have adopted FASB ASC 815, Derivative and Hedging. ASC 815 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. The disclosure requirements of ASC 815 distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. The Funds’ derivative holdings do not qualify for hedge accounting treatment and as such are recorded at fair value. The adoption of ASC 815 had no impact on the Funds’ net assets or results of operations.

As of October 31, 2009, there were no outstanding derivative positions in the Funds.

NOTE 7—SUBSEQUENT EVENTS

ASC 855

Through December 17, 2009, the date the financial statements were available to be issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as of October 31, 2009 as presented herein.

48

Harbor International & Global Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Harbor Funds

We have audited the accompanying statements of assets and liabilities of Harbor funds (the Trust) (portfolios comprising of, respectively, Harbor International Fund, Harbor International Growth Fund, Harbor Global Value Fund, and Harbor Global Growth Fund), including the portfolios of investments, as of October 31, 2009, and the related statements of operations for the year then ended (period then ended for Harbor Global Growth Fund) the statements of changes in net assets for each of the two years in the period then ended (period then ended for Harbor Global Growth Fund) and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Harbor Funds at October 31, 2009, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended (period then ended for the Harbor Global Growth Fund), and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 17, 2009

49

Harbor International & Global Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 through October 31, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Expenses Paid During Period*	Beginning Account Value (May 1, 2009)	Ending Account Value (October 31, 2009)
Harbor International Fund
Institutional Class	0.83%
Actual		$4.90	$1,000.00	$1,343.73
Hypothetical (5% return)		4.23	1,000.00	1,020.92
Administrative Class	1.09%
Actual		$6.43	$1,000.00	$1,342.04
Hypothetical (5% return)		5.55	1,000.00	1,019.57
Investor Class	1.20%
Actual		$7.08	$1,000.00	$1,341.37
Hypothetical (5% return)		6.11	1,000.00	1,019.00
Harbor International Growth Fund
Institutional Class	0.91%
Actual		$5.17	$1,000.00	$1,253.27
Hypothetical (5% return)		4.63	1,000.00	1,020.50
Administrative Class	1.16%
Actual		$6.59	$1,000.00	$1,251.49
Hypothetical (5% return)		5.90	1,000.00	1,019.21
Investor Class	1.27%
Actual		$7.20	$1,000.00	$1,251.19
Hypothetical (5% return)		6.46	1,000.00	1,018.64

50

Harbor International & Global Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratio	Expenses Paid During Period*	Beginning Account Value (May 1, 2009)	Ending Account Value (October 31, 2009)
Harbor Global Value Fund
Institutional Class	1.00%
Actual		$5.84	$1,000.00	$1,318.08
Hypothetical (5% return)		5.09	1,000.00	1,020.04
Administrative Class	1.25%
Actual		$7.29	$1,000.00	$1,314.53
Hypothetical (5% return)		6.36	1,000.00	1,018.75
Investor Class	1.37%
Actual		$7.99	$1,000.00	$1,313.04
Hypothetical (5% return)		6.97	1,000.00	1,018.13
Harbor Global Growth Fund
Institutional Class	1.00%
Actual		$5.79	$1,000.00	$1,298.67
Hypothetical (5% return)		5.09	1,000.00	1,020.04
Administrative Class	1.25%
Actual		$7.24	$1,000.00	$1,297.00
Hypothetical (5% return)		6.36	1,000.00	1,018.75
Investor Class	1.37%
Actual		$7.93	$1,000.00	$1,295.34
Hypothetical (5% return)		6.97	1,000.00	1,018.13
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

51

Harbor International & Global Funds

ADDITIONAL INFORMATION (Unaudited)

ADDITIONAL TAX INFORMATION

The Funds designate a portion of their distributions from investment company taxable income for the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

% of Distribution
INTERNATIONAL FUNDS
Harbor International Fund	2%
GLOBAL FUNDS
Harbor Global Value Fund	28%

For the fiscal year ended October 31, 2009, the Funds designate up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2009, complete information will be reported in conjunction with Form 1099-DIV.

The Funds designate the following for Federal income tax purposes:

	Foreign Taxes Paid ($000s)	Foreign Source Income Earned ($000s)
INTERNATIONAL FUNDS
Harbor International Fund	$54,407	$567,125
Harbor International Growth Fund	2,177	24,765
GLOBAL FUNDS
Harbor Global Value Fund	$45	$504

Shareholders who own a taxable Harbor Funds account and that received distributions from a Fund during calendar year 2009 will receive a Form 1099-DIV in January 2010 that will show the tax character of those distributions.

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds website at www.harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at www.harborfunds.com, and (iii) on the SEC’s website at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

52

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of December 2009)

The business and affairs of the Trust is managed by or under the direction of the Trustees, and they have all powers necessary or desirable to carry out that responsibility. The Trustees have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the best interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. Except as noted, the address of each Trustee and Officer is 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INDEPENDENT TRUSTEES
Raymond J. Ball (65) Trustee University of Chicago Graduate School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 2006	Sidney Davidson Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Advisor, Sensory Networks (computer security firm) (2001-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); and Professor, European Institute of Advanced Studies in Management (1998-Present).	27	None

Howard P. Colhoun (74) Trustee 14114 Mantua Mill Road Glyndon, MD 21071	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	27	None

John P. Gould (70) Trustee University of Chicago Graduate School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-Present); Director of Unext.com (Internet based education company) (1999-2006); and Principal and Executive Vice President of Lexecon Inc. (economics consulting firm) (1994-2004).	27	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Rodger F. Smith (68) Trustee 6 High Ridge Park Stamford, CT 06905	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); Director of Arlington Capital Management (CI) Limited (investment advisory firm) (1992-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	27	None
INTERESTED TRUSTEE
David G. Van Hooser (63)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), President (2003-2007) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director, Harbor Services Group, Inc. (2000-Present).	27	None

53

Harbor International & Global Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS**
Charles F. McCain (40) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.; and Junior Partner, Wilmer Cutler Pickering Hale and Dorr LLP (law firm) (1996-2004).

Anmarie S. Kolinski (38) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Vice President – Internal Audit (2005-2007), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc., and Audit Senior Manager (2002-2005), Ernst & Young LLP.

Erik D. Ojala (34) Vice President and Secretary	Since 2007	Senior Vice President and Associate General Counsel (2007-Present), Harbor Capital Advisors, Inc.; Vice President and Assistant General Counsel (2003-2007), Corporate Secretary (2006-2007) and Compliance Officer (2003-2004), Ariel Investments, LLC; and Vice President and Secretary (2003-2007), Ariel Investment Trust (mutual funds).

Brian L. Collins (41) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.; and Director, U.S. Investment Management Research (1998-2004), Mercer Investment Consulting, Inc.

Charles P. Ragusa (50) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; Executive Vice President (2007-Present), Harbor Funds Distributors, Inc.; Vice President, Mutual Fund Operations (2005-2007) Boston Financial Data Services, Inc.; and Senior Vice President (2002-2005), IXIS Asset Management Services Co.

Jodie L. Crotteau (37) Assistant Secretary	Since 2005	Vice President, Secretary and Compliance Director (2007-Present), Assistant Secretary (2005-2007), Compliance Manager (2005-2006), and Regulatory Compliance Specialist (2004-2005), Harbor Capital Advisors, Inc.; Assistant Secretary (2005-Present), Harbor Services Group, Inc.; and Assistant Secretary (2007-Present), Harbor Funds Distributors, Inc.

Susan A. DeRoche (57) Assistant Secretary 33 Arch Street Suite 2001 Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Secretary (2007-Present) Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

(This document must be preceded or accompanied by a Prospectus.)

54

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information

It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”) and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing

We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information

Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security

We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

For customers accessing information through our website, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at www.harborfunds.com.

We recommend that you read and retain this notice for your personal files

55

Glossary

Russell 1000® Growth Index—An unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. Measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth value.

Standard & Poor’s 500 Stock Index (S&P 500)—An unmanaged index generally representative of the U.S. stock market.

Russell Midcap® Growth Index—An unmanaged index generally representative of the U.S. market for medium capitalization growth stocks.

Russell 2000® Growth Index—An unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings according to the Frank Russell Company.

Russell 1000® Value Index—An unmanaged index generally representative of the U.S. market for larger capitalization value stocks.

Russell Midcap® Value Index—An unmanaged index generally representative of the U.S. market for medium capitalization value stocks.

Russell 2000® Value Index—An unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings according to the Frank Russell Company.

MSCI EAFE Index (Morgan Stanley Capital International—Europe, Australasia, Far East)—An unmanaged index generally representative of major overseas stock markets that is designed to measure developed market equity performance, excluding the U.S. and Canada.

MSCI EAFE Growth Index (Morgan Stanley Capital International—Europe, Australasia, Far East Growth)—An unmanaged index generally representative of growth stocks within the major overseas stock markets.

MSCI (Morgan Stanley Capital International) World Index—A free float-adjusted market capitalization index that is designed to measure global developed market equity performance.

BofA Merrill Lynch US High Yield Index—An unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.

Barclays Capital Aggregate (U.S.) Bond Index—An unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year.

Barclays Capital U.S. TIPS Index—An unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), having at least one year to final maturity, and at least $250 million par amount outstanding.

BofA Merrill Lynch 1-3 Year US Treasury Index—An unmanaged index consisting of all public U.S. Treasury obligations having maturities from 1 to 2.99 years and reflects total return.

BofA Merrill Lynch 3-Month Treasury Bills—90-day Treasury Bills are debt obligations issued by the U.S. government with a maturity of 90 days.

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

56

Glossary—Continued

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than .25 percent per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). An indication of a fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

57

Glossary—Continued

R-Squared—R-Squared is the measure of correlation between a fund and the market (benchmark). It is calculated by regressing the fund against an appropriate index over time. Values range between 0 and 1. The higher the value of R-Square, the greater the correlation between the two. R-Squared is calculated over the last 36 months. An R-squared of 1 means that all movements of a fund are completely explained by movements in the index. Conversely, a low R-squared indicates that very few of the fund’s movements are explained by movements in its benchmark index. An R-squared measure of 0.35, for example, means that only 35% of the fund’s movements can be explained by movements in its benchmark index. Therefore, R-squared can be used to ascertain the significance of a particular beta or alpha. Generally, a higher R-squared will indicate a more useful beta figure. If the R-squared is lower, then the beta is less relevant to the fund’s performance.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

TIPS—Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

Weighted Average Credit Quality—Average credit quality gives a snapshot of the portfolio’s overall credit quality. It is an average of each bond’s credit rating, adjusted for its relative weighting in the portfolio. U.S. government bonds carry the highest credit rating, while bonds issued by speculative or bankrupt companies usually carry the lowest credit ratings. Anything at or below BB is considered a high-yield or “junk” bond.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

58

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee

John P. Gould

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President & Secretary

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Jodie L. Crotteau

Assistant Secretary

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive, 34th Floor

Chicago, IL 60606-4302

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive, 34th Floor

Chicago, IL 60606-4302

312-443-4400

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

225 Franklin Street

Boston, MA 02110

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

12/2009/610,000	FD.AR.IG.1009

Annual Report

October 31, 2009

Strategic Markets Funds

Harbor Commodity Real Return Strategy Fund

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

This is the first separate annual report for what we are calling the Harbor Funds’ Strategic Markets funds. Strategic Markets funds are Harbor Funds that have a specialized role in a shareholder’s asset allocation or portfolio. These funds may provide additional diversification benefits or have greater risk or both. Regardless of their benefits, such funds, like any investment, should always be evaluated carefully by shareholders. The only fund we currently include in Strategic Markets is the Harbor Commodity Real Return Strategy Fund, which was launched on September 2, 2008.

The Harbor Commodity Real Return Strategy Fund invests in commodities. The Fund provides investors with exposure to commodities markets through the use of various commodity-linked derivative instruments backed by investments in Treasury Inflation Protected Securities (TIPS) or other fixed income securities.

Harbor Commodity Real Return Strategy Fund

The Harbor Commodity Real Return Strategy Fund outperformed its benchmark, the Dow Jones-UBS Commodity Index Total ReturnSM, by a wide margin. The Fund posted a return of 16.55% (Institutional Class) for the fiscal year while the index returned 0.10%.

As always, we encourage investors to maintain a long-term focus in evaluating their portfolios. Comments by the portfolio manager of the Harbor Commodity Real Return Strategy Fund can be found beginning on page 3.

Domestic Equity, International Equity, and Fixed Income

The fiscal year ended October 31, 2009 was one of the most remarkable years in history for the financial markets. As the fiscal year began, domestic equity markets were experiencing declines of a magnitude last seen over 70 years ago. Certain segments of the credit markets had very limited liquidity and fixed income investors were seeking the safety of U.S. Treasury securities. The financial crisis broadened into an economic crisis with declines in domestic spending and consumer confidence and an increase in unemployment. These conditions were not confined to the U.S. Almost every market and economy in the world was experiencing a similar or related crisis.

The financial and economic environment had a severe impact on the domestic equity markets early in fiscal 2009. The domestic equity market, as measured by the Wilshire 5000 Total Market Index, was down 29.01% from the end of fiscal 2008 (October 31, 2008) to March 9, 2009. Then, when many prognosticators thought the equity market could only get worse, equity markets around the world staged a stunning recovery as investors began to focus on early indications suggesting that financial and economic conditions were starting to improve. The Wilshire 5000SM rose 56.81% from March 9 to October 31 to finish up 11.34% for fiscal 2009. While domestic equity markets were improving, international equity markets were showing even stronger results. The MSCI EAFE Index of stocks in developed overseas markets had a return of 27.71% (in U.S. dollars). For U.S. investors, international returns as measured by the MSCI EAFE Index were aided by almost 1,400 basis points due to the weaker U.S. dollar. Emerging markets staged a robust recovery, with the MSCI Emerging Markets Index posting a gain of 64.13%.

The broad based U.S. investment-grade bond market, as measured by the Barclays Capital U.S. Aggregate Bond Index, was up 13.79% as investors became more comfortable with riskier fixed income investments during the fiscal year. The high-yield bond market, down by more than 25% in the prior fiscal year, was the best overall performing fixed income asset class, with a return of more than 48% in fiscal 2009. The yield of the 10-Year Treasury Note was 3.39% on October 31, 2009, down from 3.97% at the end of fiscal 2008. Money market yields were only a few basis points at fiscal year end as the Federal Reserve in December 2008 reduced the federal funds target rate to a range of 0% to 0.25%.

1

Returns of various market indices are shown in the table below.

	RETURNS FOR PERIODS ENDED OCTOBER 31, 2009
		Annualized
Strategic Markets	1 Year	5 Years	10 Years	30 Years
Dow Jones-UBS Commodity Index Total ReturnSM	0.10%	-0.39%	7.10%	N/A

Domestic Equities
Wilshire 5000SM (entire U.S. stock market)	11.34%	1.06%	0.06%	11.05%
S&P 500 (large cap stocks)	9.80	0.33	-0.95	11.20
Russell Midcap® (mid cap stocks)	18.75	2.40	5.09	12.65
Russell 2000® (small cap stocks)	6.46	0.59	4.11	10.52
Russell 3000® Growth	17.04	1.26	-3.14	9.91
Russell 3000® Value	4.56	-0.05	2.11	11.79

International & Global
MSCI EAFE (foreign stocks)	27.71%	5.10%	2.04%	9.75%
MSCI World (global stocks)	18.42	2.64	0.23	9.69
MSCI Emerging Markets	64.13	16.78	11.16	N/A

Fixed Income
BofA Merrill Lynch US High Yield (high-yield bonds)	48.79%	6.02%	6.28%	N/A
Barclays Capital U.S. Aggregate Bond (domestic bonds)	13.79	5.05	6.31	8.91%
BofA Merrill Lynch 3-Month Treasury Bill (proxy for money market returns)	0.30	3.09	3.07	6.11

Investing for the Long Term

The dramatic market declines in late fiscal 2008 and early fiscal 2009, followed by the sharp increase in the markets since March 2009, caused even the most experienced investors to reconsider the level of risk they are willing to accept. Investing in equity and debt markets involves taking risks. Markets are uncertain and no one can predict consistently how the equity and debt markets will perform in the shorter term.

Over the years, experienced investors have learned that a diversified portfolio of stocks, bonds, and cash in an asset allocation that is consistent with their investment objectives and risk tolerance can be helpful in managing the risk and uncertainty of the markets.

Harbor Funds offers a range of domestic and international equity, strategic markets, and fixed income funds to help investors create an asset allocation plan to help each investor achieve their investment objectives.

Thank you for your investment in Harbor Funds.

December 21, 2009

David G. Van Hooser

Chairman

2

Harbor Commodity Real Return Strategy Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment Management Company LLC (“PIMCO”)

840 Newport Center Drive

P. O. Box 6430

Newport Beach, CA

92658-6430

PORTFOLIO MANAGER

Mihir Worah

Since 2008

PIMCO has subadvised the Fund since its inception on

September 2, 2008.

INVESTMENT GOAL

Seeks maximum real return, consistent with prudent investment management.

PRINCIPAL STYLE
CHARACTERISTICS

Commodity-linked derivative instruments backed by a portfolio of inflation-indexed and other fixed income instruments.

Mihir Worah

Management’s Discussion of

Fund Performance

MARKET REVIEW

During the start of the fiscal year most fixed income securities lost ground along with other financial assets as the most severe credit crisis since the 1930s rocked global markets. Massive de-leveraging arising from the subprime mortgage crisis produced an upheaval in the U.S. financial system, and an unprecedented level of intervention by the Federal Reserve and the U.S. Treasury was implemented during the fiscal year. Through the end of calendar year 2008 interest rates fell worldwide and yield curves in the U.S., Europe, and the U.K. steepened as investors fled to the safety of government bonds, especially those with shorter maturities. The U.S. Treasury Inflation-Protected Securities (TIPS) market rally was more pronounced for shorter maturities over this time as surging commodity prices, notably food and energy, increased demand for the inflation protection offered by these issues.

During calendar 2009 interest rates rose and capital flowed back toward riskier assets. Government policy initiatives helped restore a measure of stability to financial markets after the extreme stress and volatility of 2008. Higher U.S. Treasury yields were a drag on economic recovery as they muted the impact of narrower yield and credit premiums for borrowers, especially in the home mortgage market. While some of the weakening in U.S. Treasury valuations could be explained by a reversal of 2008’s flight to liquidity and quality, other factors were in play as well. Many investors worried that the massive new issuance of U.S. Treasurys looming on the horizon would overwhelm demand. Another concern was that the Fed’s injection of liquidity into the economy via purchases of U.S. Treasurys and other securities, a tactic known as quantitative easing, would eventually fuel inflation once the economy started to recover.

PERFORMANCE

The Harbor Commodity Real Return Strategy Fund outperformed its benchmark, the Dow Jones-UBS Commodity IndexSM Total Return, for the fiscal year ended October 31, 2009. The Fund returned 16.55% (Institutional Class) and 16.02% (Administrative Class), compared with the benchmark’s return of 0.10%.

The Harbor Commodity Real Return Strategy Fund invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income instruments. Following is a summary of major contributors to the portfolio’s performance relative to its benchmark.

•

U.S. nominal duration. An emphasis on nominal, or conventional (not inflation-linked), securities in the U.S. added to performance as yields fell amid a flight to quality in the first half of the fiscal year

•

U.K. inflation-linked bonds. Yields of inflation-linked securities fell in the U.K over the fiscal year as buyers continued to return to the market amid better liquidity and as the Bank of England continued to demonstrate its support for the economy.

•

Nominal curve-steepening bias. In the U.S., the portfolio was positioned for yield curve steepening, which added to performance as the yield curve steepened over the fiscal year as investors sought the safety of short-term government bonds.

•	Exposure to agency mortgage-backed securities (MBS). These bonds outperformed U.S. Treasurys, as they benefited from the Fed’s MBS Purchase Program.

3

Harbor Commodity Real Return Strategy Fund

MANAGER’S COMMENTARY - Continued

TOP TEN HOLDINGS (% of net assets)
U.S. Treasury Notes (2.500% - 07/15/2016)	17.9%
U.S. Treasury Notes (3.500% - 01/15/2011)	12.1%
U.S. Treasury Notes (1.875 - 07/13/2015 - 07/15/2013)	11.3%
U.S Treasury Bonds (1.875% - 07/15/2019)	7.5%
U.S. Treasury Notes (2.000% - 01/15/2014 - 01/15/2016)	6.2%
U.S. Treasury Notes (2.125% - 01/15/2019)	6.0%
U.S. Treasury Notes (2.125% - 01/15/2019)	5.9%
U.S. Treasury Notes (2.375% - 04/15/2011)	4.8%
U.S. Treasury Notes (3.000% - 07/15/2012)	3.2%
U.S. Treasury Notes (0.625% - 04/15/2013)	2.9%

Detractors from portfolio performance included a short position in U.S. TIPS, which negatively affected relative returns as TIPS significantly outperformed nominal U.S. Treasury bonds.

OUTLOOK AND STRATEGY

We believe the most likely outcome for the U.S. economy will be a weak recovery in 2010 after a temporary boost in the latter half of this year. On the downside, the U.S. could slip back into recession sometime next year. We also think emerging economies, especially China, should continue to grow at a faster pace than the developed world, and that substantial excess capacity in labor and product markets should keep inflation low over a cyclical time frame.

With respect to portfolio strategy, we plan to:

•	Maintain 100% exposure to the Dow Jones-UBS Commodity Index Total ReturnSM.
•

Tactically reduce risk exposures after rallies in non-Treasury assets have caused valuations to richen; this should hedge portfolios if the economy slips back into recession and allow us to focus on reinvesting later at more attractive valuations.

•	Target above-index duration via exposure to nominal bonds, as longer-maturity yields could fall if the economy weakens.
•	Retain money market futures positions in the U.S., as we expect the Fed to tighten more slowly than markets anticipate.
•	Likely maintain an underweighted TIPS exposure in favor of nominal bonds; disinflationary pressures could cause TIPS to underperform nominal Treasurys.
•	Retain nominal bond duration exposure relative to inflation-linked securities in the eurozone; disinflationary pressures could continue to cause inflation-linked bonds to underperform.
•	Continue to pare holdings of mortgage-backed securities, which are expected to decline as the Fed’s mortgage purchase program nears its end next March.

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

The Fund invests in commodity-linked instruments, which may be significantly more volatile than other securities. The use of derivative instruments may add additional risk. It also invests in fixed income securities, which fluctuate in price in response to various factors, including changes in interest rates, changes in market conditions and issuer-specific events. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers, making it more susceptible to risks associated with a single economic, political, or regulatory occurrence than a more diversified portfolio. Since the Fund may hold foreign securities, it may be subject to greater risks than funds invested only in the U.S. These risks are more severe for securities of issuers in emerging market regions. The Fund will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes and through investments in the Harbor Cayman Commodity Fund Ltd., a wholly-owned subsidiary of the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

4

Harbor Commodity Real Return Strategy Fund

FUND SUMMARY—October 31, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2029

Cusip	411511397

Ticker	HACMX

Inception Date	09/02/2008

Net Expense Ratio	0.94%

Total Net Assets (000s)	$70,498

ADMINISTRATIVE CLASS

Fund #	2229

Cusip	411511389

Ticker	HCMRX

Inception Date	09/02/2008

Net Expense Ratio	1.19%

Total Net Assets (000s)	$235

FIXED INCOME COLLATERAL ANALYSIS

TOP SECTORS
Government/Agency	75%

Net Cash Equivalents	13%

Municipal/Other	11%

Emerging Markets	1%

QUALITY
Weighted Average Credit Quality	AAA

Weighted Average Maturity	5.41 years

Weighted Average Duration	4.28 years

DOW JONES-UBS COMMODITY INDEXSM INDUSTRY BREAKDOWN

Energy		34.7%
Crude Oil	17.4%
Natural Gas	8.5%
Unleaded Gas	5.1%
Heating Oil	3.7%
Industrial Metals		25.0%
Copper	11.1%
Aluminum	6.5%
Zinc	4.1%
Nickel	3.3%
Grains		12.7%
Soybean	5.8%
Corn	3.9%
Wheat	3.0%
Precious Metals		10.8%
Gold	7.5%
Silver	3.3%

Softs		9.5%
Sugar	4.4%
Coffee	2.7%
Cotton	2.4%
Livestock		5.0%
Live Cattle	3.3%
Lean Hogs	1.7%
Vegetable Oil		2.3%
Soybean Oil	2.3%

5

Harbor Commodity Real Return Strategy Fund

FUND PERFORMANCE SUMMARY (Unaudited)

The Fund’s returns achieved during the periods shown were unusual and an investor should not expect such performance to be sustained.

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 09/02/2008 through 10/31/2009

The graph compares a $10,000 investment in the Fund with the performance of the Dow Jones-UBS Commodity Index Total ReturnSM. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2009
Harbor Commodity Real Return Strategy Fund
Institutional Class	16.55%	N/A	-23.11%	09/02/2008	$7,364
Comparative Index
Dow Jones-UBS Commodity Index Total ReturnSM	0.10%	-0.39%	-26.65%	—	$6,971

Administrative Class

CHANGE IN A $10,000 INVESTMENT

For the period 09/02/2008 through 10/31/2009

The graph compares a $10,000 investment in the Fund with the performance of the Dow Jones-UBS Commodity Index Total ReturnSM. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2009
Harbor Commodity Real Return Strategy Fund
Administrative Class	16.02%	N/A	-23.42%	09/02/2008	$7,329
Comparative Index
Dow Jones-UBS Commodity Index Total ReturnSM	0.10%	-0.39%	-26.65%	—	$6,971

As stated in the Fund’s current prospectus, the expense ratios were 0.94% (Net) and 3.13% (Gross) (Institutional Class); and 1.19% (Net) and 3.38% (Gross) (Administrative Class). The net expense ratios are contractually capped until 02-28-2010. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice. The Fund charges a redemption fee of 2% on redemption of shares that are held for less than 30 days.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized.
b	Unannualized.

6

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—October 31, 2009

Total Investments (% of net assets)

(Excludes net cash, short-term investments, and derivative positions of 3.3%)

CORPORATE BONDS & NOTES—10.0%
Principal Amount (000s)		Value (000s)

$400	American Express Credit Corp. 0.426%—12/02/2010[1]	$395
187	American Express Credit Corp. MTN[2] 0.405%—06/16/2011[1]	183
900	Centex Corp. 5.700%—05/15/2014	911
1,500	Citigroup Funding Inc. MTN[2] 1.518%—05/07/2010[1]	1,504
2,000	Commonwealth Bank of Australia 0.573%—09/17/2014[1,3]	1,997
	Met Life Global Funding
200	1.418%—09/17/2012[1,3]	200
300	2.202%—06/10/2011[1,3,4]	300

		500

300	SLM Corp. 1.000%—11/01/2016[4]	132
400	Sovereign Bancorp Inc. 0.519%—03/23/2010[1]	399
300	Verizon Wireless Capital 3.025%—05/20/2011[1,3,4]	310
500	Wachovia Corp. 0.413%—04/23/2012[1]	489
300	0.511%—03/01/2012[1]	292

		781

TOTAL CORPORATE BONDS & NOTES (Cost $7,132)		7,112

FOREIGN GOVERNMENT OBLIGATIONS—0.6%
(Cost $393)
400	Telecom Italia 0.894%—07/18/2011[1]	397

MORTGAGE PASS-THROUGH—1.5%
(Cost $1,047)
1,000	Federal National Mortgage Association TBA[5] 5.500%—11/30/2039	1,048

U.S. GOVERNMENT OBLIGATIONS—84.6%
	U.S. Treasury Bonds
1,100	1.125%—06/30/2011[4,6]	1,108
5,054	1.875%—07/15/2019[4,6]	5,288
1,115	2.000%—07/15/2014	1,173
114	2.375%—01/15/2025	122
804	2.500%—01/15/2029	867

		8,558

U.S. GOVERNMENT OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

	U.S. Treasury Notes
$2,042	0.625%—04/15/2013	$2,063
1,734	1.250%—04/15/2014	1,782
801	1.375%—07/15/2018	806
509	1.625%—01/15/2015	527
7,591	1.875%—07/15/2013-07/15/2015	7,964
4,202	2.000%—01/15/2014-01/15/2016	4,418
3,920	2.125%—01/15/2019	4,179
3,262	2.375%—04/15/2011[4,6]	3,377
1,766	2.375%—01/15/2017	1,906
11,649	2.500%—07/15/2016	12,673
729	2.625%—07/15/2017	803
2,101	3.000%—07/15/2012	2,258
8,184	3.500%—01/15/2011	8,554

		51,310

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $58,577)		59,868

SHORT-TERM INVESTMENTS—10.5%
REPURCHASE AGREEMENTS—7.3%
5,144	Repurchase Agreement with State Street Corp. dated October 30, 2009 due November 2, 2009 at 0.010% collateralized by Federal National Mortgage Association (market value $5,249)	5,144

COMMERCIAL PAPER—1.1%
800	Barclays Bank plc 1.109%—03/22/2011	800

U.S. TREASURY BILLS—2.1%
	U.S. Treasury Bills
350	0.164%—04/22/2010[4,6]	350
790	0.169%—04/29/2010[4,6]	789
340	0.175%—04/08/2010[4,6]	340
10	1.000%—04/01/2010[4,6]	10

		1,489

TOTAL SHORT-TERM INVESTMENTS (Cost $7,433)		7,433

TOTAL INVESTMENTS—107.2% (Cost $74,582)		75,858

CASH AND OTHER ASSETS, LESS LIABILITIES—(7.2)%		(5,125)

TOTAL NET ASSETS—100.0%		$70,733

7

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

FIXED INCOME INVESTMENTS SOLD SHORT AT OCTOBER 31, 2009
Par Value (000s)	Security	Value (000s)
$(1,000)	Federal National Mortgage Association TBA	$(1,048)

	Fixed Income Investments Sold Short, at value (proceeds $1,048)	$(1,048)

FORWARD CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2009

Currency	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Chinese Yuan (Buy)	$516	$520	Jun-2010	$(4)
Euro Currency (Buy)	319	323	Nov-2009	(4)
Euro Currency (Sell)	366	364	Nov-2009	(2)
Mexican Peso (Buy)	510	500	Nov-2009	10
Mexican Peso (Buy)	401	406	Apr-2010	(5)
Mexican Peso (Sell)	409	415	Nov-2009	6
South Korean Won (Buy)	101	100	Nov-2009	1
South Korean Won (Buy)	454	450	Feb-2010	4
South Korean Won (Buy)	6	6	Jul-2010	—
South Korean Won (Sell)	6	6	Nov-2009	—

				$6

FUTURES CONTRACTS OPEN AT OCTOBER 31, 2009

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Euribor Interest Rate 3 Month (Buy)	12	€3,000	Jun-2010	$8
Euribor Interest Rate 3 Month (Buy)	2	500	Sep-2010	3
Eurodollar Futures CME 90 Day (Buy)	32	$8,000	Dec-2009	37
Eurodollar Futures CME 90 Day (Buy)	52	13,000	Mar-2010	70
Eurodollar Futures CME 90 Day (Buy)	63	15,750	Jun-2010	71
Wheat Futures (Buy)	3	15	Dec-2009	(7)
Wheat Futures (Buy)	5	25	Dec-2010	4
Wheat Futures (Sell)	(3)	15	Dec-2009	7
Wheat Futures (Sell)	(5)	25	Dec-2010	(4)
United Kingdom Pound Sterling Interest Rate 3 Month (Buy)	10	£1,250	Jun-2010	10

				$199

SWAP AGREEMENTS OPEN AT OCTOBER 31, 2009

TOTAL RETURN SWAPS ON INDICES	Floating Rate	Pay/Receive Floating Rate	Index	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Counterparty
Morgan Stanley Capital Services Inc.	U.S. Treasury Bill	Receive	S&P GSCI Corn Official Close Index TR	11/24/2009	$10	$—
Barclays Bank plc	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	11/24/2009	4,160	9
Morgan Stanley Capital Services Inc.	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	11/24/2009	14,430	19
Goldman Sachs Bank USA	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	11/24/2009	5,120	5
Morgan Stanley Capital Services Inc.	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	11/24/2009	870	1
Goldman Sachs Bank USA	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	11/24/2009	14,050	18
Barclays Bank plc	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	11/24/2009	3,140	7
Credit Suisse First Boston	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	11/24/2009	6,660	8
Morgan Stanley Capital Services Inc.	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	11/24/2009	6,900	9
Barclays Bank plc	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	11/24/2009	2,660	4
Barclays Bank plc	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	11/24/2009	3,420	6
Morgan Stanley Capital Services Inc.	U.S. Treasury Bill	Pay	Dow Jones-UBS Commodity Index Total ReturnSM	11/24/2009	7,900	11

						$97

8

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

TOTAL RETURN SWAPS ON COMMODITIES Counterparty	Reference Entity	Pay/Receive Fixed Price	Fixed Price per Unit	Expiration Date	Number of Units		Unrealized Appreciation/ (Depreciation) (000s)
Citibank NA	Crude Oil December 2009 Futures	Receive	$0.168	11/17/2009		100	$(1)
Morgan Stanley Capital Services Inc.	Wheat December 2009 Futures	Receive	567.000	11/25/2009		35	(24)
Morgan Stanley Capital Services Inc.	Wheat December 2009 Futures	Pay	544.000	11/25/2009		35	17
Morgan Stanley Capital Services Inc.	Corn December 2010 Futures	Receive	447.000	11/26/2010		5	(2)

							$(10)

INTEREST RATE SWAPS Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
Morgan Stanley Capital Services Inc.	Brazil Cetip Interbank Deposit	Receive	11.600%	01/02/2012	R$	1,700	$(1)

CREDIT DEFAULT SWAPS Counterparty	Reference Entity	Buy/Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Market Value[e]	Notional Amount (000s)[d]	Unrealized Appreciation/ (Depreciation) (000s)
BNP Paribas	Centex Corp. Senior Unsecured	Buy	1.000%	06/20/2014	0.780%	$4	$900	$4

Total Swaps								$90

a	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

b	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

c	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

d	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

e	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/ sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

WRITTEN OPTIONS OPEN AT OCTOBER 31, 2009

Description	Number of Shares/Contracts	Strike Price	Expiration Date	Value (000s)
Swap Option (Put)	(400,000)	$3.42	Nov-2009	$—
Swap Option (Put)	(1,000,000)	3.75	Nov-2009	—
Swap Option (Put)	(4,000,000)	3.75	Nov-2009	—
Swap Option (Put)	(1,000,000)	3.75	Nov-2009	—
Swap Option (Put)	(1,000,000)	4.00	Nov-2009	—
Swap Option (Put)	(800,000)	4.35	Nov-2009	—
Swap Option (Put)	(1,000,000)	5.00	Jun-2010	(4)
Swap Option (Put)	(2,100,000)	6.00	Aug-2010	(18)

Written options outstanding, at value (premiums received of $102 )				$(22)

9

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS

Holdings in the Futures Contracts category valued at $179 are classified as Level 1. All other holdings at October 31, 2009 (as disclosed in the preceding Consolidated Portfolio of Investments) are classified as Level 2. There were no material Level 3 holdings at any point during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

1	Floating rate security. The stated rate represents the rate in effect at October 31, 2009.

2	MTN after the name of a security stands for Medium Term Note.

3	These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A of the Securities Act of 1933. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service selected by the adviser (Harbor Capital Advisors, Inc.), or using valuation procedures approved by the Board of Trustees. At October 31, 2009, these securities were valued at $2,806 or 4% of net assets.

4	At October 31, 2009, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts, swap options and outstanding reverse repurchase agreements. (See Note 2 to the Financial Statements.) The securities pledged had an aggregate market value of $12,004 or 17% of net assets.

5	TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after October 31, 2008. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBAs is not earned until settlement date. (See Note 2 to the Financial Statements).

6	Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

€	Euro.

£	British Pound.

R$	Brazilian Real.

The accompanying notes are an integral part of the Financial Statements.

10

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES—October 31, 2009

(All amounts in thousands, except per share amounts)

ASSETS
Investments, at identified cost*	$74,582
Investments, at value	$70,714
Repurchase agreements	5,144
Cash	92
Foreign currency, at value (cost: $115)	115
Receivables for:
Investments sold	1,948
Capital shares sold	925
Interest	390
Open forward currency contracts	6
Unrealized appreciation/(depreciation) on swap agreements	90
Swap premiums paid	3
Variation margin on futures contracts	11
Other assets	25
Total Assets	79,463
LIABILITIES
Payables for:
Due to broker	1,266
Investments purchased	5,948
Capital shares reacquired	46
Investments sold short, at value (proceeds: $1,048)	1,048
Written options, at value (premium received: $102)	22
Reverse repurchase agreements	303
Variation margin on futures contracts	2
Accrued expenses:
Management fees	48
Transfer agent fees	3
Other	44
Total Liabilities	8,730
NET ASSETS	$70,733
Net Assets Consist of:
Paid-in capital	$62,694
Undistributed/(accumulated) net investment income/(loss)	6,498
Accumulated net realized gain/(loss)	(104)
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	1,438
Unrealized appreciation/(depreciation) of futures and forward contracts	207
$70,733
NET ASSETS VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$70,498
Shares of beneficial interest[2]	9,689
Net asset value per share[1]	$7.28
Administrative Class
Net assets	$235
Shares of beneficial interest[2]	32
Net asset value per share[1]	$7.26

*	Including repurchase agreements and short-term investments.

1	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

2	Par value $0.01 (unlimited authorizations).

The accompanying notes are an integral part of the Financial Statements.

11

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED STATEMENT OF OPERATIONS—Year Ended October 31, 2009

(All amounts in thousands)

Investment Income
Interest	$974
Total Investment Income	974
Operating Expenses
Management fees	229
12b-1 fees:
Administrative Class	—
Shareholder communications	44
Custodian fees	19
Transfer agent fees:
Institutional Class	24
Administrative Class	—
Professional fees	15
Trustees’ fees and expenses	—
Registration fees	14
Miscellaneous	4
Total expenses	349
Transfer agent fees waived	(6)
Other expenses waived	(92)
Net expenses	251
Net Investment Income/(Loss)	723
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	857
Investments sold short	(8)
Foreign currency transactions	(76)
Swap agreements	6,067
Futures contracts	51
Written options	31
Change in net unrealized appreciation/(depreciation) of:
Investments	1,395
Swap agreements	144
Futures contracts	184
Forwards	7
Written options	80
Net gain/(loss) on investment transactions	8,732
Net Increase/(Decrease) in Net Assets Resulting from Operations	$9,455

The accompanying notes are an integral part of the Financial Statements.

12

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	November 1, 2008 through October 31, 2009	September 2, 2008[a] through October 31, 2008
INCREASE/(DECREASE) IN NET ASSETS
Operations
Net investment income/(loss)	$723	$6
Net realized gain/(loss) on investments	6,922	(1,039)
Net unrealized appreciation/(depreciation) of investments	1,810	(165)
Net increase/(decrease) in assets resulting from operations	9,455	(1,198)
Distributions to Shareholders
Net investment income:
Institutional Class	(217)	(8)
Administrative Class	(1)	—
Total distributions to shareholders	(218)	(8)
Net Increase/(Decrease) Derived from Capital Share Transactions	59,354	3,348
Net increase/(decrease) in net assets	68,591	2,142
Net Assets
Beginning of period	2,142	—
End of period*	$70,733	$2,142
* Includes undistributed/(accumulated) net investment income/(loss) of :	$6,498	$14

a	Commencement of operations.

The accompanying notes are an integral part of the Financial Statements.

13

Harbor Commodity Real Return Strategy Fund

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	November 1, 2008 through October 31, 2009	September 2, 2008[a] through October 31, 2008
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$63,855	$3,209
Net proceeds from redemption fees	9	—
Reinvested distributions	177	8
Cost of shares reacquired	(4,802)	(22)
Net increase/(decrease) in net assets	$59,239	$3,195
Administrative Class
Net proceeds from sale of shares	$114	$160
Net proceeds from redemption fees	—	—
Reinvested distributions	1	—
Cost of shares reacquired	—	(7)
Net increase/(decrease) in net assets	$115	$153
SHARES
Institutional Class
Shares sold	10,077	327
Shares issued due to reinvestment of distributions	27	1
Shares reacquired	(740)	(3)
Net increase/(decrease) in shares outstanding	9,364	325
Beginning of period	325	—
End of period	9,689	325
Administrative Class
Shares sold	17	16
Shares issued due to reinvestment of distributions	—	—
Shares reacquired	—	(1)
Net increase/(decrease) in shares outstanding	17	15
Beginning of period	15	—
End of period	32	15

a	Commencement of operations.

The accompanying notes are an integral part of the Financial Statements.

14

Harbor Commodity Real Return Strategy Consolidated Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

Year Ended October 31	2009		2008[e]
INSTITUTIONAL CLASS
Net asset value beginning of period	$6.30		$10.00
Income from Investment Operations
Net investment income/(loss)	0.06	[a]	0.02	[a]
Net realized and unrealized gains/(losses) on investments	0.97		(3.69)
Total from investment operations	1.03		(3.67)
Less Distributions
Dividends from net investment income	(0.05)		(0.04)
Distributions from net realized capital gains[1]	—		—
Total distributions	(0.05)		(0.03)
Proceeds from redemption fees	—	[f]	—	[f]
Net asset value end of period	7.28		6.30
Net assets end of period (000s)	$70,498		$2,047
Ratios and Supplemental Data (%)
Total return	16.55%[b]		(36.82)%[b,d]
Ratio of total expenses to average net assets[2]	1.30		29.89	[c]
Ratio of net expenses to average net assets	0.94	[a]	0.94	[a,c]
Ratio of net investment income to average net assets	2.72	[a]	1.56	[a,c]
Portfolio turnover	515		295	[d]
Year Ended October 31	2009		2008[e]
ADMINISTRATIVE CLASS
Net asset value beginning of period	$6.30		$10.00
Income from Investment Operations
Net investment income/(loss)	0.03	[a]	0.01	[a]
Net realized and unrealized gains/(losses) on investments	0.97		(3.69)
Total from investment operations	1.00		(3.68)
Less Distributions
Dividends from net investment income	(0.04)		(0.02)
Distributions from net realized capital gains[1]	—		—
Total distributions	(0.04)		(0.02)
Net asset value end of period	7.26		6.30
Net assets end of period (000s)	$235		$95
Ratios and Supplemental Data (%)
Total return	16.02%[b]		(36.83)%[b,d]
Ratio of total expenses to average net assets[2]	2.03		30.36	[c]
Ratio of net expenses to average net assets	1.19	[a]	1.19	[a,c]
Ratio of net investment income to average net assets	1.10	[a]	1.02	[a,c]
Portfolio turnover	515		295	[d]

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements. (See Note 2 to Financial Statements).

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Annualized.

d	Unannualized.

e	For the period September 2, 2008 (inception) through October 31, 2008.

f	Less than $0.01.

The accompanying notes are an integral part of the Financial Statements.

15

Harbor Strategic Markets Funds

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS—October 31, 2009

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 27 separate portfolios. The portfolio covered by this report is the Harbor Commodity Real Return Strategy Fund (the “Fund”). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Fund.

Each series of the Trust may offer up to three classes of shares, designated as Institutional Class, Administrative Class and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The Funds have adopted FASB ASC 105, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles (the Codification) which is a single source of authoritative nongovernmental U.S. generally accepted accounting standards (US GAAP). All previous US GAAP standards issued by a standard setter are superseded by the Codification. The adoption of ASC 105 had no impact on the Funds’ net assets or results of operations.

Security Valuation

Equity securities, except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities, are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there were no sales on the valuation day, securities traded principally: (i) on a U.S. exchange, including NASDAQ, will be valued at the mean between the closing bid and asked price; (ii) on a foreign exchange, including United Kingdom securities, will be valued at the official bid price determined as of the close of the primary exchange.

Debt securities, other than short-term securities with a remaining maturity of less than 60 days at the time they are acquired, are valued using evaluated prices furnished by a pricing service selected by Adviser and approved by the Board of Trustees. An evaluated price represents an assessment by the pricing service using various market inputs of what the pricing service believes is the fair market value of a security at a particular point in time. The pricing service determines evaluated prices for debt securities that would be transacted at institutional-size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing service believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing service’s evaluation process, which means that the evaluated price supplied by the pricing service will frequently differ from that transaction price. Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are stated at amortized cost which approximates fair value.

When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value, determined by the Valuation Committee

16

Harbor Strategic Markets Funds

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

pursuant to procedures adopted by the Board of Trustees. The Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means the Fund may value those securities higher or lower than another fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor.

Fair Value Measurements

In September 2006, the Financial Accounting Standards Board (FASB) issued Accounting Standards Codification (ASC) 820, Fair Value Measurements and Disclosures. ASC 820 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements, effective for the Fund’s current fiscal year.

The various inputs that may be used to determine the value of the Fund’s investments are summarized in three categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs are used in situations where quoted prices or observable inputs are not available. Valuations based on significant unobservable inputs may include the Fund’s own assumptions.

For fair valuations using significant unobservable inputs, ASC 820 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. A fair value hierarchy and Level 3 reconciliation, when applicable, can be found at the end of the Fund’s Portfolio of Investments schedule.

ASC 820 also provides guidance on determining when there has been a significant decrease in the trading volume and level of activity for a holding, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement. ASC 820 emphasizes that even if there has been a significant decrease in the trading volume and level of activity for a holding and regardless of the valuation techniques used, the objective of a fair value measurement remains the same. The adoption of ASC 820 had no impact on the Funds’ net assets or results of operations.

The Fund used observable inputs in its valuation methodologies whenever they were available and deemed reliable.

Futures Contracts

To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. Futures contracts tend to increase or decrease the Fund’s exposure to the underlying instrument or hedge other Fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the contracts’ terms. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. Open futures contracts are valued based on the official daily closing price of futures contracts set by the exchange for the purpose of settling margin accounts, which is referred to as the settlement price. There is minimal counterparty risk with futures contracts, as they are exchange traded, and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

17

Harbor Strategic Markets Funds

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

See the Portfolio of Investments for the Fund for open futures contracts held as of October 31, 2009.

Options

The Fund may use options contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. The Fund may use options on currencies for cross-hedging purposes. Call options tend to decrease a Fund’s exposure to the underlying instrument. Put options tend to increase a Fund’s exposure to the underlying instrument.

When the Fund purchases an option, the premium paid by the Fund is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the option’s current market value. Purchased options on futures contracts are valued based on the settlement price for the underlying futures contract. If the purchased option expires, the Fund realizes a loss in the amount of the premium. If the Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. The Fund’s maximum risk from counterparty credit risk of loss is also limited to the premium paid for the contract.

When the Fund writes an option, the premium received by the Fund is presented in the Fund’s Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. Written options on equity securities are valued at the last sale price or, in the absence of a sale, the last offering price on the market on which they are principally traded. Written options on futures contracts are valued based on the settlement price for the underlying futures contract. If an option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that the Fund purchases upon exercise of the option.

The risk in writing a call option is that the Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, the Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not perform under the contracts’ terms. The Fund’s maximum risk from counterparty credit risk of loss is also limited to the premium paid for the contract.

See Note 3 for transactions in written options as of October 31, 2009.

Swap Agreements

The Fund may invest in swap agreements to help manage interest rate risk or credit risk the Fund is subject to in the normal course of pursuing its investment objectives. The Fund may use swaps to manage exposure to changes in interest rates or credit quality, to create or adjust exposure to certain markets, to enhance total return or hedge the value of

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(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

portfolio securities, or to adjust overall portfolio duration and credit exposure. A swap is a privately negotiated agreement between two parties to exchange cash flows at specified intervals (payment dates) during the agreed-upon life of the contract. Swaps are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. When evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, swaps are priced at their fair value determined by the Valuation Committee pursuant to procedures adopted by the Board of Trustees. In those instances, the procedures provide that swaps would be valued using prices supplied by the Fund’s subadviser using its own internal valuation models that are based upon correlations and relationships between swap price movements and other factors, such as changes in swap curves and interest rates, which are recognized by institutional traders.

The Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) is entitled to receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. There is no exposure to loss of the notional value of credit default swaps outstanding at October 31, 2009. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

The Fund will only enter into currency swap, interest rate swap, mortgage swap, cap or floor transactions with counterparties to such transactions that meet the minimum credit quality requirements applicable to the Fund generally and meet any other appropriate counterparty criteria as determined by the Fund’s Subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities generally such that if the Fund is permitted to only purchase securities which are rated investment grade (or the equivalent if unrated), the Fund could only enter into one of the above referenced transactions with counterparties that have debt outstanding that is rated investment grade (or the equivalent if unrated).

Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk, and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in market conditions or interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from/paid to the counterparty over the contract’s remaining life or the fair value of the contract. This risk is mitigated by entering into swap agreements with only highly-rated counterparties, the existence of a master netting arrangement with the fund and the counterparty, and the posting of collateral by the counterparty.

Swap Agreements outstanding at the year end are listed after the Fund’s portfolio.

Commodities Index-Linked/Structured Notes

The Fund may invest in structured notes, the value of which will rise and fall in response to changes in the underlying commodity index. Structured notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying financial index. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying commodity index. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

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(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Fluctuations in value of the structured notes are recorded as unrealized gains and losses. Net payments are recorded as net realized gains and losses. These notes are subject to prepayment, credit and interest rate risks. The Fund has the option to request prepayment from the issuer. At maturity, or when a note is sold, the Fund records a realized gain or loss.

Inflation-Indexed Bonds

The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in mortgage- or other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

U.S. Government Securities

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship, while the Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. Government support.

Forward Commitments and When-Issued Securities

The Fund may purchase securities on a when-issued or purchase or sell securities on a forward commitment basis including “TBA” (to be announced) purchase and sale commitments. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Subadviser deems it appropriate to do so. The Fund may enter into a forward-commitment sale to hedge its portfolio positions or to sell securities it owned under delayed delivery arrangement. Proceeds of such a sale are not received until the contractual settlement date. While such a contract is outstanding, the Fund must segregate equivalent deliverable securities or hold an offsetting purchase commitment. The Fund may realize short-term gains or losses upon such purchases and sales. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

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(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s net asset value starting on the date of the agreement to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but the Fund may agree to a longer settlement period.

The Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions. When the Fund purchases securities on a when-issued or forward commitment basis, the Fund will maintain in a segregated account with the Fund’s custodian or set aside in the Fund’s records, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, portfolio holdings will be held in a segregated account with the Fund’s custodian or set aside on the Fund’s records while the commitment is outstanding.

See the Portfolio of Investments for outstanding forward commitments or when-issued securities as of October 31, 2009.

Short Sales

The Fund may engage in short-selling which obligates the Fund to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay to the lender any accrued interest or dividends, and may be required to pay a premium. The Fund would realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until the Fund replaces the borrowed security, it will maintain in a segregated account or set aside in the Fund’s records, cash or liquid securities sufficient to cover its short position. Short sales involve the risk of an unlimited increase in the market price of the borrowed security.

There were no outstanding short positions as of October 31, 2009.

Foreign Forward Currency Contracts

The Fund may enter into foreign forward currency contracts to facilitate transactions in foreign securities or as a hedge against foreign exchange risk related to specific transactions or portfolio positions. The Fund may enter into forward foreign currency exchange contracts for non-hedging purposes. A foreign forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. The U.S. dollar value of the contracts is determined using forward currency exchange rates supplied by a pricing service selected by Harbor Capital. The contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened; however, management of the Fund believes the likelihood of such loss is remote. There is minimal counterparty risk with foreign forward currency contracts as they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded foreign forward currency contracts, guarantees the contracts against default.

See Portfolio of Investments for open foreign forward currency contracts as of October 31, 2009.

Foreign Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end.

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(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not isolated in the Statement of Operations from the effects of changes in market prices of these securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Repurchase Agreements

The Fund may enter into repurchase agreements with domestic or foreign banks or with any member firm of the Financial Industry Regulatory Authority, Inc. (“FINRA”), or any affiliate of a member firm which is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the Fund generally and meet any other appropriate counterparty criteria as determined by the Fund’s Subadviser. The minimum credit quality requirements are those applicable to the Fund’s purchase of securities generally such that if the Fund is permitted to only purchase securities which are rated investment grade (or the equivalent if unrated), the Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment grade (or the equivalent if unrated). In a repurchase agreement, the Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. The securities will be regularly monitored to ensure that the collateral is adequate. In the event of bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements with banks and third party broker-dealers. The Fund may use reverse repurchase agreements to borrow short term funds. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid high-grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the market value of securities bought may decline below the repurchase price of securities sold. Activity in reverse repurchase agreements by the Harbor Commodity Real Return Strategy Fund for the year ended October 31, 2009 is as follows:

Borrowings

Category of Aggregate Short-Term Borrowings	Balance at End of Period	Average Interest Rate	Maximum Amount Outstanding During the Year	Average Daily Amount Outstanding During the Year	Average Interest Rate During the Year
Reverse repurchase agreement with a maturity date of 11/02/2009	$303	0.110%	$507	$12	0.131%

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Investment Income

Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest

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Harbor Strategic Markets Funds

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(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust with respect to any two or more Harbor funds are allocated in proportion to the average net assets or the number of shareholders of each fund, except where allocations of direct expense to a fund can be otherwise fairly made.

Custodian

The Fund has credit balance arrangements with the Custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit which is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statement of Operations for the year ended October 31, 2009. If the Fund had not entered into such arrangements, the Fund could have invested a portion of the assets in an income-producing asset.

Class Allocations

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Federal Taxes

The Fund is treated as a separate entity for federal tax purposes. The Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of the Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

The Fund has adopted ASC 740 Income Taxes. ASC 740 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the Fund’s current fiscal year. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. Management has analyzed the Fund’s tax position taken on federal income tax returns for all open tax years (tax year ended October 31, 2008), including positions expected to be taken upon filing the 2009 tax return, for purposes of implementing ASC 740, and has concluded that no provision for income tax is required in the Fund’s financial statements.

Basis for Consolidation for the Harbor Commodity Real Return Strategy Fund

The Harbor Cayman Commodity Fund, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on August 4, 2008 as a wholly-owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies specified in its prospectus and statement of additional information. Under the Articles of Association of the Subsidiary, the Fund will remain the sole shareholder of the Subsidiary and retain all rights associated with shares in the Subsidiary. The shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of October 31, 2009, the Subsidiary represented approximately $7,958 or approximately 11% of the net assets of the Fund.

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Harbor Strategic Markets Funds

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for the Fund for the year ended October 31, 2009 are as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
Harbor Commodity Real Return Strategy Fund	$206,198	$8,243	$150,153	$1,305

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

Written Options

Transactions in written options for the year ended October 31, 2009 are summarized as follows:

	Options Written		Options Written		Options Written
	Swap Options–U.S.		U.S. Treasury Futures		Eurodollar Futures
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding at beginning of year	—	$—	—	$—	—	$—
Options opened	13,600,000	115	50	27	2	—
Options closed	(1,200,000)	(9)	(32)	(15)	—	—
Options exercised	—	—	—	—	(2)	—
Options expired	(1,100,000)	(4)	(18)	(12)	—	—

Open at 10/31/2009	11,300,000	$102	—	$—	—	$—

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect wholly-owned subsidiary of Robeco Groep, N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boevenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. An advisory agreement for the Fund was in effect during the year ended October 31, 2009. The agreement provides for fees based on an annual percentage rate of average daily net assets as follows:

Contractual Rate
Harbor Commodity Real Return Strategy Fund	0.86%

Harbor Capital has entered into a contractual expense limitation agreement with the Fund limiting the total expenses to 0.94% and 1.19% for the Institutional Class and Administrative Class, respectively. The Fund’s contractual expense limitation is effective through February 28, 2010. In addition, Harbor Capital has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to Harbor Capital by the Subsidiary. This waiver may not be terminated by Harbor Capital and will remain in effect for as long as Harbor Capital’s contract with the Subsidiary is in place.

Distributor

Harbor Funds Distributors, Inc., a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to the Fund’s Administrative Class shares (the “12b-1 Plan”), the Fund pays Harbor Funds Distributors compensation at the

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Harbor Strategic Markets Funds

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

annual rate of 0.25% of the average daily net assets of Administrative Class shares. The 12b-1 Plans compensate Harbor Funds Distributors for the purpose of financing any activity which is primarily intended to result in the sale of Administrative Class shares of the Fund or for servicing of shareholder accounts in the Administrative Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.

Amounts payable by the Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by Harbor Funds Distributors on behalf of the Fund. The 12b-1 Plan does not obligate the Fund to reimburse Harbor Funds Distributors for the actual expenses Harbor Funds Distributors may incur in fulfilling its obligations under the 12b-1 Plan. Thus, even if Harbor Funds Distributors’ actual expenses exceed the fee payable to Harbor Funds Distributors at any given time, the Fund will not be obligated to pay more than that fee. Conversely, if Harbor Funds Distributors’ expenses are less than the fee it receives, Harbor Funds Distributors will retain the difference.

The fees allocated to the Fund’s respective class is shown on the accompanying Statement of Operations.

Transfer Agent

Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital, is the shareholder servicing agent for the Fund. Fees incurred for these transfer agent services are shown on the Fund’s Statement of Operations. The shareholder servicing agreement is reviewed and approved annually by the Trustees of the Fund and currently provides for compensation up to the following amounts per class of the Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.09% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.09% of the average daily net assets of all Administrative Class shares.

Effective March 1, 2009, the transfer agent fees for the Institutional and Administrative Class shares increased from 0.06% to 0.09%. Harbor Services Group, Inc. has voluntarily waived a portion of its transfer agent fees during the year ended October 31, 2009. Fees incurred for these transfer agent services are shown on the Fund’s Statements of Operations.

Shareholders

On October 31, 2009, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, held the following shares of beneficial interest in the Fund:

Harbor Capital, Harbor Funds Distributors, and Harbor Services Group
Harbor Commodity Real Return Strategy Fund	316,847

Independent Trustees

The fees and expenses of the Independent Trustees allocated to the Fund are shown on the Fund’s Statement of Operations. The Independent Trustees’ remuneration for the Fund totaled less than $1 for the year ended October 31, 2009.

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”) which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust (with the exception of the Harbor Money Market Fund). For purposes of determining the amount owed to a Trustee under

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(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

the Plan, deferred amounts are treated as though they had been invested in shares of the fund(s) selected by the Trustee. The deferred compensation liability is included as a component of “Trustees’ fees and expenses” in the Statement of Assets and Liabilities and fluctuates with changes in the market value of the selected security. The market value adjustment for the Fund totaled less than $1 for the year ended October 31, 2009. The deferred compensation and related mark-to-market impact will be a liability of the Fund until distributed in accordance with the Plan.

Redemption Fee

A 2% redemption fee is charged on shares of the Fund that are redeemed within 30 days from their date of purchase. All redemption fees are recorded by the Fund as paid-in capital. For the year ended October 31, 2009 the redemption fee proceeds are as follows:

Amount
Harbor Commodity Real Return Strategy Fund	$9

NOTE 5—TAX INFORMATION

The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to the Funds’ capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The amounts reclassified on the Statement of Assets and Liabilities for the year ended October 31, 2009 are as follows:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
Harbor Commodity Real Return Strategy Fund	$5,979	$(6,840)	$861

The tax composition of distributions are as follows:

	As of October 31, 2008			As of October 31, 2009
	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-term Capital Gains	Total
Harbor Commodity Real Return Strategy Fund	$8	$—	$8	$218	$—	$218

As of October 31, 2009, the components of distributable earnings on a tax basis are as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)
Harbor Commodity Real Return Strategy Fund	$6,497	$104	$1,437

The identified cost for federal income tax purposes of investments owned by the Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at October 31, 2009 are as follows:

	Identified Cost	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
		Appreciation	(Depreciation)
Harbor Commodity Real Return Strategy Fund	$74,612	$1,275	$(30)	$1,245

NOTE 6—DERIVATIVES

ASC 815

The Fund has adopted ASC 815, Derivatives and Hedging. ASC 815 requires disclosure for (1) the nature and term of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to

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Harbor Strategic Markets Funds

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(Currency in thousands)

NOTE 6—DERIVATIVES—Continued

perform under the credit derivative, and the current status of the payment/ performance risk of the credit derivative, (2) the maximum potential amount of future undiscounted payments the seller could be required to make under the credit derivative, (3) the fair value of the credit derivative, and (4) the nature of any recourse provisions and assets held either as collateral or by third parties. ASC 815 requires additional disclosures about the current status of the payment/performance risk of a guarantee.

ASC 815 also requires qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair values of derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. For a detailed discussion of risks related to these investments please refer to the descriptions of each derivative in Note 2—Significant Accounting Policies. The disclosure requirements of ASC 815 distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. The Fund’s derivative holdings do not qualify for hedge accounting treatment and as such are recorded at fair value. The adoption of ASC 815 had no impact on the Fund’s net assets or results of operations.

At October 31, 2009, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Statement of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total

Assets
Open forward currency contracts[a]	$—	$21	$—	$—	$21
Unrealized appreciation/(depreciation) on swap agreements[a]	—	—	4	114	118
Variation margin on futures contracts[b]	206	—	—	—	206

Liabilities
Open forward currency contracts[a]	$—	$(15)	$—	$—	$(15)
Unrealized appreciation/(depreciation) on swap agreements[c]	(1)	—	—	(27)	(28)
Variation margin on futures contracts[b]	(7)	—	—	—	(7)
Written Options, at value	(22)	—	—	—	(22)

a	These captions are presented at their respective net balance on the Statement of Assets and Liabilities due to the existence of master netting agreements.

b	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

c	Net of premiums paid of $3.

Net realized gain/(loss) and the change in unrealized appreciation/(depreciation) on derivatives for the year ended October 31, 2009, were:

	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Commodity Contracts	Total
Net Realized Gain/(Loss) on Derivatives
Forward Currency Contracts	$—	$(63)	$—	$—	$(63)
Future Contracts	51	—	—	—	51
Option Contracts-Written	31	—	—	—	31
Swap Agreements	92	—	—	5,975	6,067

Net Realized Gain/(Loss) on Derivatives	$174	$(63)	$—	$5,975	$6,086

Change in Unrealized Appreciation/(Depreciation) on Derivatives
Forward Currency Contracts	$—	$7	$—	$—	$7
Future Contracts	184	—	—	—	184
Option Contracts-Written	80	—	—	—	80
Swap Agreements	(1)	—	4	141	144

Change in Unrealized Appreciation/(Depreciation) on Derivatives	$263	$7	$4	$141	$415

NOTE 7—SUBSEQUENT EVENTS

ASC 855

Through December 21, 2009, the date the financial statements were available to be issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as of October 31, 2009 as presented herein.

27

Harbor Strategic Markets Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Harbor Funds

We have audited the accompanying consolidated statement of assets and liabilities of Harbor Funds (the Trust) comprising of the Harbor Commodity Real Return Strategy Fund, including the consolidated portfolio of investments, as of October 31, 2009, and the related consolidated statements of operations for the year then ended, the statements of changes in net assets for the period from September 2, 2008 (commencement of operations) through October 31, 2008 and for the year ended October 31, 2009, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Harbor Commodity Real Return Strategy Fund at October 31, 2009, the results of their operations for the year then ended, the changes in their net assets for the period from September 2, 2008 (commencement of operations) through October 31, 2008 and for the year ended October 31, 2009, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 21, 2009

28

Harbor Strategic Markets Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2008 through October 31, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Expenses Paid During Period*	Beginning Account Value (May 1, 2009)	Ending Account Value (October 31, 2009)
Harbor Commodity Real Return Strategy Fund
Institutional Class	0.94%
Actual		$5.35	$1,000.00	$1,258.53
Hypothetical (5% return)		4.79	1,000.00	1,020.35
Administrative Class	1.19%
Actual		$6.76	$1,000.00	$1,253.82
Hypothetical (5% return)		6.06	1,000.00	1,019.06
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

29

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION (Unaudited)

ADDITIONAL TAX INFORMATION

Shareholders who own a taxable Harbor Funds account and that received distributions from the Fund during calendar year 2009 will receive a Form 1099-DIV in January 2010 that will show the tax character of those distributions.

PROXY VOTING

The Fund has adopted Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund. In addition, the Fund files Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Fund’s Proxy Voting Policies and Procedures and the Fund’s proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Fund’s website at www.harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

The Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Fund’s website at www.harborfunds.com, and (iii) on the SEC’s website at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

30

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of December 2009)

The business and affairs of the Trust is managed by or under the direction of the Trustees, and they have all powers necessary or desirable to carry out that responsibility. The Trustees have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the best interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. Except as noted, the address of each Trustee and Officer is 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INDEPENDENT TRUSTEES
Raymond J. Ball (65) Trustee University of Chicago Graduate School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 2006	Sidney Davidson Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Advisor, Sensory Networks (computer security firm) (2001-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); and Professor, European Institute of Advanced Studies in Management (1998-Present).	27	None

Howard P. Colhoun (74) Trustee 14114 Mantua Mill Road Glyndon, MD 21071	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	27	None

John P. Gould (70) Trustee University of Chicago Graduate School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-Present); Director of Unext.com (Internet based education company) (1999-2006); and Principal and Executive Vice President of Lexecon Inc. (economics consulting firm) (1994-2004).	27	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Rodger F. Smith (68) Trustee 6 High Ridge Park Stamford, CT 06905	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); Director of Arlington Capital Management (CI) Limited (investment advisory firm) (1992-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	27	None
INTERESTED TRUSTEE
David G. Van Hooser (63)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), President (2003-2007) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director, Harbor Services Group, Inc. (2000-Present).	27	None

31

Harbor Strategic Markets Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS**
Charles F. McCain (40) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.; and Junior Partner, Wilmer Cutler Pickering Hale and Dorr LLP (law firm) (1996-2004).

Anmarie S. Kolinski (38) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Vice President – Internal Audit (2005-2007), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc., and Audit Senior Manager (2002-2005), Ernst & Young LLP.

Erik D. Ojala (34) Vice President and Secretary	Since 2007	Senior Vice President and Associate General Counsel (2007-Present), Harbor Capital Advisors, Inc.; Vice President and Assistant General Counsel (2003-2007), Corporate Secretary (2006-2007) and Compliance Officer (2003-2004), Ariel Investments, LLC; and Vice President and Secretary (2003-2007), Ariel Investment Trust (mutual funds).

Brian L. Collins (41) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.; and Director, U.S. Investment Management Research (1998-2004), Mercer Investment Consulting, Inc.

Charles P. Ragusa (50) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; Executive Vice President (2007-Present), Harbor Funds Distributors, Inc.; Vice President, Mutual Fund Operations (2005-2007) Boston Financial Data Services, Inc.; and Senior Vice President (2002-2005), IXIS Asset Management Services Co.

Jodie L. Crotteau (37) Assistant Secretary	Since 2005	Vice President, Secretary and Compliance Director (2007-Present), Assistant Secretary (2005-2007), Compliance Manager (2005-2006), and Regulatory Compliance Specialist (2004-2005), Harbor Capital Advisors, Inc.; Assistant Secretary (2005-Present), Harbor Services Group, Inc.; and Assistant Secretary (2007-Present), Harbor Funds Distributors, Inc.

Susan A. DeRoche (57) Assistant Secretary 33 Arch Street Suite 2001 Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Secretary (2007-Present) Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

(This document must be preceded or accompanied by a Prospectus.)

32

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information

It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”) and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing

We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information

Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security

We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

For customers accessing information through our web site, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at www.harborfunds.com.

We recommend that you read and retain this notice for your personal files

33

Glossary

Russell 1000® Growth Index—An unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. Measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth value.

Standard & Poor’s 500 Stock Index (S&P 500)—An unmanaged index generally representative of the U.S. stock market.

Russell Midcap® Growth Index—An unmanaged index generally representative of the U.S. market for medium capitalization growth stocks.

Russell 2000® Growth Index—An unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings according to the Frank Russell Company.

Russell 1000® Value Index—An unmanaged index generally representative of the U.S. market for larger capitalization value stocks.

Russell Midcap® Value Index—An unmanaged index generally representative of the U.S. market for medium capitalization value stocks.

Russell 2000® Value Index—An unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings according to the Frank Russell Company.

MSCI EAFE Index (Morgan Stanley Capital International—Europe, Australasia, Far East)—An unmanaged index generally representative of major overseas stock markets that is designed to measure developed market equity performance, excluding the U.S. and Canada.

MSCI EAFE Growth Index (Morgan Stanley Capital International—Europe, Australasia, Far East Growth)—An unmanaged index generally representative of growth stocks within the major overseas stock markets.

MSCI (Morgan Stanley Capital International) World Index—A free float-adjusted market capitalization index that is designed to measure global developed market equity performance.

BofA Merrill Lynch US High Yield Index—An unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.

Barclays Capital U.S. Aggregate Bond Index—An unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year.

Barclays Capital U.S. TIPS Index—An unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), having at least one year to final maturity, and at least $250 million par amount outstanding.

BofA Merrill Lynch 1-3 Year US Treasury Index—An unmanaged index consisting of all public U.S. Treasury obligations having maturities from 1 to 2.99 years and reflects total return.

BofA Merrill Lynch 3-Month Treasury Bills—90-day Treasury Bills are debt obligations issued by the U.S. government with a maturity of 90 days.

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

34

Glossary—Continued

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than .25 percent per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). An indication of a fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

35

Glossary—Continued

R-Squared—R-Squared is the measure of correlation between a fund and the market (benchmark). It is calculated by regressing the fund against an appropriate index over time. Values range between 0 and 1. The higher the value of R-Square, the greater the correlation between the two. R-Squared is calculated over the last 36 months. An R-squared of 1 means that all movements of a fund are completely explained by movements in the index. Conversely, a low R-squared indicates that very few of the fund’s movements are explained by movements in its benchmark index. An R-squared measure of 0.35, for example, means that only 35% of the fund’s movements can be explained by movements in its benchmark index. Therefore, R-squared can be used to ascertain the significance of a particular beta or alpha. Generally, a higher R-squared will indicate a more useful beta figure. If the R-squared is lower, then the beta is less relevant to the fund’s performance.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

TIPS—Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

Weighted Average Credit Quality—Average credit quality gives a snapshot of the portfolio’s overall credit quality. It is an average of each bond’s credit rating, adjusted for its relative weighting in the portfolio. U.S. government bonds carry the highest credit rating, while bonds issued by speculative or bankrupt companies usually carry the lowest credit ratings. Anything at or below BB is considered a high-yield or “junk” bond.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

36

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee

John P. Gould

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President & Secretary

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Jodie L. Crotteau

Assistant Secretary

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive, 34th Floor

Chicago, IL 60606-4302

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive, 34th Floor

Chicago, IL 60606-4302

312-443-4400

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

225 Franklin Street

Boston, MA 02110

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

12/2009/3,000	FD.AR.SMF.1009

Annual Report

October 31, 2009

Fixed Income Funds

Harbor High-Yield Bond Fund

Harbor Bond Fund

Harbor Real Return Fund

Harbor Short Duration Fund

Harbor Money Market Fund

Harbor Fixed Income Funds

ANNUAL REPORT OVERVIEW

Harbor Funds’ fiscal year ended October 31, 2009. The performance figures for each of the Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of shares of the Funds. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The waivers may be discontinued at any time without notice. For information on the different share classes, please refer to the current prospectus. The unmanaged indices do not reflect fees and expenses and are not available for direct investment.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

	Total Return Year Ended October 31, 2009
	Institutional Class	Administrative Class	Investor Class
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund	28.70%	28.41%	28.21%
Harbor Bond Fund	19.44	19.18	N/A
Harbor Real Return Fund	20.73	20.52	N/A
Harbor Short Duration Fund	1.40	1.13	N/A
Harbor Money Market Fund	0.39	0.31	N/A

COMMONLY USED MARKET INDICES	Total Return Year Ended October 31, 2009
BofA Merrill Lynch US High Yield; domestic high-yield bonds	48.79%
Barclays Capital U.S. Aggregate Bond; domestic bonds	13.79
Barclays Capital U.S. TIPS; domestic bonds	17.15
BofA Merrill Lynch 1-3 Year US Treasury; domestic bonds	2.74
BofA Merrill Lynch 3-Month Treasury Bills; domestic short-term	0.30

	EXPENSE RATIOS[1]					Morningstar Average[2] (Unaudited)
	2005	2006	2007	2008	2009
HARBOR FIXED INCOME FUNDS
Harbor High-Yield Bond Fund
Institutional Class	0.82%	0.81%	0.82%	0.77%	0.75%	0.84%
Administrative Class	— [c]	1.05	1.07	1.02	1.00	1.17
Investor Class	1.25	1.21	1.20	1.14	1.12	1.18
Harbor Bond Fund
Institutional Class	0.58%	0.58%	0.56%	0.55%	0.57%	0.67%
Administrative Class	0.83	0.83	0.81	0.80	0.82	1.10
Harbor Real Return Fund
Institutional Class	N/A	0.57%[a,b]	0.56%	0.57%	0.60%	0.60%
Administrative Class	N/A	0.82 [a,b]	0.82	0.82	0.85	0.98
Harbor Short Duration Fund
Institutional Class	0.39%	0.39%	0.39%	0.38%	0.38%	0.61%
Administrative Class	0.64	0.64	0.64	0.63	0.63	1.06
Harbor Money Market Fund
Institutional Class	0.35%	0.32%	0.28%	0.28%	0.21%	0.61%
Administrative Class	0.60	0.57	0.53	0.53	0.25	0.80

1	Harbor Funds’ expense ratios are for operating expenses only and are shown net of all expense offsets, waivers and reimbursements. (See Financial Highlights).
2	Institutional Class comparison includes all actively managed no-load funds with 12b-1 fees less than or equal to 0.25% in the October 31, 2009 Morningstar Universe with the same investment style as the comparable Harbor Funds’ portfolio. Administrative and Investor Class comparisons includes all actively managed no-load funds with 12b-1 fees less than or equal to 0.25% in the October 31, 2009 Morningstar Universe, excluding the Institutional Share Class Funds, with the same investment style as the comparable Harbor Funds’ portfolio.
a	Annualized.
b	For the period December 1, 2005 (inception) through October 31, 2006.
c	Assets in this class were too small to incur any expense for the period.

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

The fiscal year ended October 31, 2009 was one of the most remarkable years in history for the financial markets. As the fiscal year began, domestic equity markets were experiencing declines of a magnitude last seen over 70 years ago. Certain segments of the credit markets had very limited liquidity and fixed income investors were seeking the safety of U.S. Treasury securities. The financial crisis broadened into an economic crisis with declines in domestic spending and consumer confidence and an increase in unemployment. These conditions were not confined to the U.S. Almost every market and economy in the world was experiencing a similar or related crisis.

As equity markets declined early in the fiscal year, investors focused more attention on the risk/return characteristics of the fixed income markets. The broad based U.S. investment-grade bond market, as represented by the Barclays Capital U.S. Aggregate Index, had a return of 13.79% for fiscal 2009. The Barclays Capital U.S. TIPS (Treasury Inflation Protected Securities) Index had a total return of 17.15% for the fiscal year. The highest return in the fixed income markets in fiscal 2009 was in high-yield, or below investment grade, credits. As measured by the BofA Merrill Lynch US High Yield Index, the high-yield market was up 48.79% in fiscal 2009. The lower rated and lower priced credits in the high-yield universe rallied the most, enhancing the returns of the high-yield market.

Harbor Fixed Income Funds

As shown in the table below, Harbor’s fixed income funds generally performed well in fiscal 2009.

	AVERAGE ANNUAL RETURNS FOR PERIODS ENDED OCTOBER 31, 2009
	1 Year	Annualized
HARBOR FIXED INCOME FUNDS		5 years	10 years
Harbor High-Yield Fund (Institutional Class)	28.70%	5.18%	N/A
BofA Merrill Lynch US High Yield	48.79%	6.02%	N/A

Harbor Bond Fund (Institutional Class)	19.44%	6.37%	7.29%
Barclays Capital U.S. Aggregate Bond	13.79%	5.05%	6.31%

Harbor Real Return Fund (Institutional Class)	20.73%	N/A	N/A
Barclays Capital U.S. TIPS	17.15%	N/A	N/A

Harbor Short Duration Fund (Institutional Class)	1.40%	2.47%	3.29%
BofA Merrill Lynch 1-3 Year US Treasury	2.73%	4.02%	4.53%

Harbor Money Market Fund (Institutional Class)	0.39%	3.14%	2.98%
BofA Merrill Lynch 3-Month Treasury Bills	0.30%	3.09%	3.07%

The Harbor High-Yield Fund uses a rigorous credit process to select the securities added to the portfolio. This disciplined credit approach may sometimes cause the Fund to lag the market when lower-quality credits outperform, which was the case in fiscal 2009. The Harbor High-Yield Fund had a return of 28.70% (Institutional Class), which trailed the BofA Merrill Lynch US High Yield Index by 2,009 basis points, or 20.09 percentage points. Although the Fund trailed its benchmark for the fiscal year, we believe the disciplined high-yield credit approach is of benefit to shareholders over the longer term.

The Harbor Bond Fund had a total return of 19.44% (Institutional Class) for the fiscal year, outpacing its Barclays Capital U.S. Aggregate Bond Index benchmark by 565 basis points. The Fund also continued its long-term outperformance of the index for the latest 5 years and 10 years.

The Harbor Real Return Fund, up 20.73% (Institutional Class), outperformed its Barclays Capital U.S. TIPS Index benchmark by 358 basis points. This Fund is of particular interest to those shareholders seeking inflation protection in their fixed income investments.

The Harbor Short Duration Fund returned 1.40% (Institutional Class), lagging its benchmark, the BofA Merrill Lynch 1-3 Year US Treasury Index. The Harbor Money Market Fund, with a return of 0.39% (Institutional Class), slightly outperformed its BofA Merrill Lynch 3-Month Treasury Bill Index benchmark.

As always, we would encourage investors to maintain a long-term focus in evaluating their portfolios. Comments by the portfolio managers of the Harbor fixed income funds can be found in the pages preceding the respective Fund’s portfolio of investments.

Domestic Equity, International Equity, and Commodity Markets

The domestic equity market, which generally declined from the start of the fiscal year until March 9, 2009, recovered in the balance of fiscal 2009. As measured by the Wilshire 5000 Total Market Index, the domestic equity market was up 11.32% for fiscal 2009. While domestic equity markets were improving, international equity markets were showing even stronger results. The MSCI EAFE Index of stocks in developed overseas markets had a return of 27.71% (in U.S. dollars). For U.S. investors, international returns as measured by the MSCI EAFE Index were aided by almost 1,400 basis points due to the weaker U.S. dollar. Emerging markets staged a robust recovery, with the MSCI Emerging Markets Index posting a gain of 64.13%.

Commodity prices began the year on a downward trend but later recovered as the global economic outlook showed signs of improvement. The Dow Jones-UBS Commodity Index Total ReturnSM was virtually unchanged for the fiscal year.

Returns of various market indices are shown in the table below.

	RETURNS FOR PERIODS ENDED OCTOBER 31, 2009
		Annualized
Fixed Income	1 Year	5 Years	10 Years	30 Years
BofA Merrill Lynch US High Yield (high-yield bonds)	48.79%	6.02%	6.28%	N/A
Barclays Capital U.S. Aggregate Bond (domestic bonds)	13.79	5.05	6.31	8.91%
BofA Merrill Lynch 3-Month Treasury Bills (proxy for money market returns)	0.30	3.09	3.07	6.11

Domestic Equities
Dow Jones Wilshire 5000 (entire U.S. stock market)	11.34%	1.06%	0.06%	11.05%
S&P 500 (large cap stocks)	9.80	0.33	-0.95	11.20
Russell Midcap® (mid cap stocks)	18.75	2.40	5.09	12.65
Russell 2000® (small cap stocks)	6.46	0.59	4.11	10.52
Russell 3000® Growth	17.04	1.26	-3.14	9.91
Russell 3000® Value	4.56	-0.05	2.11	11.79

International & Global
MSCI EAFE (foreign stocks)	27.71%	5.10%	2.04%	9.75%
MSCI World (global stocks)	18.42	2.64	0.23	9.69
MSCI Emerging Markets	64.13	16.78	11.16	N/A

Strategic Markets
Dow Jones-UBS Commodity Index Total ReturnSM	0.10%	-0.39%	7.10%	N/A

Investing for the Long Term

The dramatic market declines in late fiscal 2008 and early fiscal 2009, followed by the sharp increase in the markets since March 2009, caused even the most experienced investors to reconsider the level of risk they are willing to accept. Investing in equity and debt markets involves taking risks. Markets are uncertain and no one can predict consistently how the equity and debt markets will perform in the shorter term.

Over the years, experienced investors have learned that a diversified portfolio of stocks, bonds, and cash in an asset allocation that is consistent with their investment objectives and risk tolerance can be helpful in managing the risk and uncertainty of the markets.

Harbor Funds offers a range of domestic and international equity, strategic markets, and fixed income funds to help investors create an asset allocation plan to help each investor achieve their investment objectives.

Thank you for your investment in Harbor Funds.

December 18, 2009

David G. Van Hooser

Chairman

Harbor High-Yield Bond Fund

MANAGERS’ COMMENTARY (Unaudited)

SUBADVISER

Shenkman Capital

Management, Inc.

461 Fifth Avenue

22nd Floor

New York, NY 10017

PORTFOLIO MANAGERS

Mark Shenkman

Since 2002

Mark Flanagan

CFA, CPA

Since 2002

Frank Whitley

Since 2002

Shenkman Capital has

subadvised the Fund since its inception in 2002.

INVESTMENT GOAL

Total return.

PRINCIPAL STYLE
CHARACTERISTICS

High-yield bonds.

Mark Shenkman

Mark Flanagan

Frank Whitley

Management’s Discussion of

Fund Performance

MARKET REVIEW

After experiencing one of the worst financial crises on record in calendar 2008, the U.S. financial markets roared back over the first 10 months of 2009. During the rebound, the high-yield sector was the superstar performer as it significantly outpaced every U.S. equity and fixed income sector. For example, for the year ended October 31, 2009, the BofA Merrill Lynch High Yield Index gained 48.8%, the S&P 500 gained 9.8%, and the BofA Merrill Lynch Investment Grade Index gained 30.8%. One key driver of the strong performance of high-yield has been a dramatically improved default environment. This positive development has been due to a combination of robust capital markets and an improvement in the economic outlook. Portfolio managers have drastically reduced their estimates for defaults in 2009 and 2010. Most strategists now estimate a 13% default rate in 2009, while the default rate for 2010 is expected to plunge to 5%. This represents a considerable improvement in the default outlook year-over-year and a much faster decline to the long- term average than experienced during either the early-1990s or the early-2000 default cycles. The improvement in the default outlook has resulted in a dramatic decrease in yield spreads, or risk premiums, which caused bonds prices to gap up significantly.

During the financial crisis in 2008, there was clearly a “flight to quality” as investors jettisoned almost every risky asset class and sought safety in U.S. Treasurys. However, during the high-yield rebound of 2009, a “flight to risk” trade was the common theme as lower-rated and lower-priced securities rallied the most. One surprising development during the third calendar quarter of 2009 was the magnitude of spread tightening for the riskier securities within the high-yield market. At October 31, 2009, the risk premium for triple-C rated securities, which ostensibly have the highest probability of default, was below its long-term average spread. However, the risk premiums for single-B and double-B rated securities were still well above their respective long term averages. This relationship appears inconsistent with the somewhat tenuous economic recovery.

The U.S. economy appears to have turned the corner during the third quarter of 2009, as it grew at a 2.8% annualized growth rate. This resumption of economic growth, coming on the heels of the worst period of economic contraction since 1947, is an encouraging sign. However, while U.S. GDP in the third quarter grew at an impressive rate, we believe it was artificially bolstered by tax credits for new home buyers, the heavily subsidized Cash for Clunkers program, and inventory restocking. Moreover, the government has been fueling the economy with massive doses of cash. Hence, the central question facing investors today is whether the U.S. economy is experiencing a statistical or artificial recovery rather than a sustainable rebound. Despite incipient signs of better economic times, only two of the three great shocks of 2008—housing and credit—have shown improvement. The third shock, unemployment, continues to plague the economy. Many pundits have used letters of the alphabet to describe the shape of the pending recovery for the U.S. economy, such as U, V, W, and L. We believe the best symbol to describe the expected recovery is the one denoting a square root: a sharp descent followed by a moderate uptrend and a long plateau. This recovery could be different from prior rebounds in that it may not be consumer-driven, as consumers continue to de-leverage

Harbor High-Yield Bond Fund

MANAGERS’ COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Wind Acquisition SA (11.750% - 07/15/2017)	1.3%
Michaels Store Inc. (11.375% - 11/01/2016)	1.1%
Sprint Nextel Corp. (8.375% - 08/15/2017)	1.0%
Windstream Corp. (7.875% - 11/01/2017)	1.0%
Intelsat Bermuda Ltd. (11.250% - 02/04/2017)	0.9%
Vanguard Health Holding Co. II LLC (9.000% - 10/01/2014)	0.9%
Limited Brands Inc. (8.500% - 06/15/2019)	0.9%
Reynolds Group Escrow (7.750% - 10/15/2016)	0.8%
Media Com LLC. (9.125% - 08/15/2019)	0.8%
Aramark Corp. (8.500% - 02/01/2015)	0.8%

their personal balance sheets and rebuild savings. In addition, job growth may remain tepid for several years as small businesses, which represent a significant component of GDP, appear to have few incentives to create jobs and expand their operations, while large companies struggle with stagnant revenues. Meanwhile, for all their rhetoric, banks have been reluctant to extend credit to consumers and businesses for fear of future write-offs.

PERFORMANCE

The Harbor High-Yield Bond Fund generated a net return of 28.70% (Institutional Class), 28.41% (Administrative Class), and 28.21% (Investor Class) for the year ended October 31, 2009. Although the Fund’s returns exceeded nearly every major equity index, they lagged the 48.79% return of the BofA Merrill Lynch High Yield Index.

The primary driver contributing to the Fund’s performance variance from the index was its limited weighting in deep-discount and lower-rated securities. For example, during the year ended October 31, 2009, bonds priced below $70, which had an average weighting of 26% in the index, contributed over 36% of the total index return, as compared to the Fund’s 3.6% weighting in this stressed sector. Over the latter half of the fiscal year, we have been an active participant in the new issue calendar, as this segment of the high-yield universe provides credit structures that are significantly better than many of the legacy issues that came to market in 2006-2008. Augmenting our new issue purchases have been significant purchases on the secondary market. Also, we have attempted to selectively add issuers that, despite having somewhat weaker credit profiles than our average portfolio holding, we believe still have the flexibility to withstand a protracted period of economic weakness. Although we have incrementally added some lower quality issuers to the portfolio during the past 12 months, the overall credit quality for the Fund remains strong with an average B+/B2 rating. Furthermore, at October 31, 2009, the Fund had approximately 86% of its holdings in securities with a ratio of cash flow to cash interest expense of greater than 2x. The portfolio’s top industry weightings are health care, telecom, support-services, utilities, and oil and gas, all of which positively contributed to performance. Notable sectors in which the Fund is not invested are homebuilding, banking, and real estate.

OUTLOOK AND STRATEGY

Although the high-yield bond market’s recent performance has exceeded all expectations, our outlook for 2010 remains favorable. Our constructive outlook for high-yield is predicated on continued robust demand from investors seeking high current income in the face of low yields from alternative investments; a continued shift in allocations to credit-driven strategies; expectations for sharply declining default rates in 2010, as many of the sickest companies have already collapsed; and attractive spreads in excess of 750 basis points, or 7.5 percentage points, relative to 10-year Treasurys, which represent a compelling risk premium.

This report contains the current opinions of Shenkman Capital Management, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Harbor High-Yield Bond Fund. High-yield investing poses additional credit risk related to lower-rated bonds. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor High-Yield Bond Fund

FUND SUMMARY—October 31, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2024

Cusip	411511553

Ticker	HYFAX

Inception Date	12/01/2002

Net Expense Ratio	0.75%

Total Net Assets (000s)	$465,193

ADMINISTRATIVE CLASS

Fund #	2224

Cusip	411511546

Ticker	HYFRX

Inception Date	12/01/2002

Net Expense Ratio	1.00%

Total Net Assets (000s)	$4,784

INVESTOR CLASS

Fund #	2424

Cusip	411511538

Ticker	HYFIX

Inception Date	12/01/2002

Net Expense Ratio	1.12%

Total Net Assets (000s)	$120,116

a	Annualized.

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Average Market Coupon	7.97%	8.28%

Yield to Maturity	8.53%	10.03%

Current 30-Day Yield (Institutional Class)	6.84%	N/A

Weighted Average Maturity	6.61 years	6.40 years

Weighted Average Duration	3.98 years	4.17 years

Weighted Average Credit Quality	B/B2	B2

R-Squared	66.6%	N/A

Beta vs. Merrill Lynch High-Yield Master II Index	0.35	1.00

Portfolio Turnover Rate (Year Ended 10/31/2009)	58%	N/A

CREDIT QUALITY (% of investments)

BBB	1.67%

BB	29.64%

B	49.19%

CCC	18.12%

Unrated	1.26%

FUND CATEGORY

The style box reflects the weighted average of maturity and credit quality of the collective portfolio holdings; individual investments may have different characteristics.

MATURITY PROFILE (% of investments)

0 to 1 yr.	4.64%

>1 to 5	43.75%

>5 to 10	48.26%

>10 to 15	0.70%

>15 to 20	1.58%

>20 to 25	0.00%

>25 yrs.	1.08%

SECTOR ALLOCATION (% of investments)

(Excludes short-term investments)

Harbor High-Yield Bond Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 12/01/2002 through 10/31/2009

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch US High Yield. The Fund’s performance includes the reinvestment of all dividends and capital gain distributions.

Total Returns For the periods ended 10/31/2009
Harbor High-Yield Bond Fund
Institutional Class	28.70%	5.18%	7.59%	12/01/2002	$16,583
Comparative Index
BofA Merrill Lynch US High Yield	48.79%	6.02%	9.58%	—	$18,825

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 12/01/2002 through 10/31/2009

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch US High Yield. The Fund’s performance includes the reinvestment of all dividends and capital gain distributions.

Total Returns For the periods ended 10/31/2009
Harbor High-Yield Bond Fund
Administrative Class	28.41%	4.94%	7.34%	12/01/2002	$16,328
Investor Class	28.21%	4.75%	7.16%	12/01/2002	$16,139
Comparative Index
BofA Merrill Lynch US High Yield	48.79%	6.02%	9.58%	—	$18,825

As stated in the Fund’s current prospectus, the expense ratios were 0.80% (Net) and 0.90% (Gross) (Institutional Class); 1.05% (Net) and 1.14% (Gross) (Administrative Class); and 1.17% (Net) and 1.27% (Gross) (Investor Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus. The net expense ratios reflect voluntary fee waivers which may be discontinued at any time without notice, although the adviser has no present intention to do so.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice. The Fund charges a redemption fee of 1% on redemption of shares that are held for less than 9 months.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—October 31, 2009

Total Investments (% of net assets)

(Excludes net cash and short-term investments of 2.6%)

BANK LOAN OBLIGATIONS—8.0%
Principal Amount (000s)		Value (000s)

CAPITAL MARKETS—0.7%
	Nuveen Investments Inc. Term Loan
$2,697	12.410%—11/13/2014	$2,341
2,000	3.840%—07/09/2015	2,050

		4,391

COMMERCIAL SERVICES & SUPPLIES—0.9%
	Adesa Term Loan
1,000	3.140%—10/18/2013	959
	Education Management LLC Term Loan C
943	2.210%—06/01/2013	884
	Manitowoc Inc. Term loan
499	11/06/2014[2]	491
	Rental Service Corporation Term Loan
2,485	4.220%—11/21/2013	2,248
	Servicemaster Company Term Loan
90	3.130%—07/24/2014	80
905	3.150%—07/24/2014	806

		886

		5,468

COMMUNICATIONS EQUIPMENT—0.2%
	Commscope Inc. Term Loan B
837	2.650%—12/27/2014	811
748	2.890%—12/27/2014	718

		1,529

DIVERSIFIED TELECOMMUNICATION SERVICES—0.6%
	Intelsat Jackson Holdings Ltd. Term Loan
2,050	3.630%—02/02/2014	1,839
	Language Line Inc. Term Loan B
1,500	10/30/2015[2]	1,496

		3,335

ELECTRONIC EQUIPMENT & INSTRUMENTS—0.5%
	Flextronics International Ltd. Term Loan
2,985	2.700%—10/01/2014	2,778

ENERGY EQUIPMENT & SERVICES—0.3%
	NRG Energy Inc. Term Loan
1,076	1.200%—02/01/2013	1,013
577	2.160%—02/01/2013	543

		1,556

FOOD PRODUCTS—0.6%
	B&G Foods Inc. Term Loan C
2,000	2.390%—02/26/2013	1,966
	Michael Foods Inc. Term Loan B
1,478	6.440%—04/30/2014	1,497

		3,463

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

BANK LOAN OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

HEALTH CARE EQUIPMENT & SUPPLIES—0.3%
	Accellent Inc. Term Loan
$1,981	3.140%—11/22/2012	$1,879

HEALTH CARE PROVIDERS & SERVICES—0.4%
	BSC International Holdings Ltd. Term Loan
1,591	2.100%—04/21/2011	1,555
	DJO Finance LLC Term Loan
992	3.400%—05/20/2014	958

		2,513

HOTELS, RESTAURANTS & LEISURE—2.2%
	Isle of Capri Casinos Inc. Term Loan
734	2.120%—11/25/2013	691
	Term Loan B
217	2.160%—11/25/2013	204

		895

	LasVegas Sands LLC Term Loan
168	05/23/2014[2]	136
	Term Loan B
832	05/23/2014[2]	671

		807

	MGM Mirage Inc. Term Loan
3,422	6.590%—10/03/2011	3,097
	OSI Restaurant Partners Term Loan
313	3.210%—06/14/2013	261
	Term Loan B
3,675	1.610%—06/14/2014	3,068

		3,329

	Starwood Hotels & Resorts Term Loan B
1,400	3.390%—06/29/2010	1,288

	VML US Finance LLC
1,373	6.330%—05/25/2012	1,274
2,377	6.330%—05/27/2013	2,206

		3,480

		12,896

HOUSEHOLD PRODUCTS—0.2%
	Spectrum Brands Inc. Term Loan
49	06/30/2012[2]	48
951	06/30/2012[2]	931

		979

IT SERVICES—0.1%
	Sunguard Data Systems Inc. Term Loan A
750	02/28/2014[2]	729

MEDIA—0.4%
	Cequel Communications Term Loan
2,500	6.350%—05/05/2014	2,494

BANK LOAN OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT—0.4%
	Sensata Technologies Inc. Term Loan
$2,494	2.370%—04/26/2013	$2,147

SPECIALTY RETAIL—0.2%
	Dollar General Corporation Term Loan B
998	3.160%—07/06/2014	954

TOTAL BANK LOAN OBLIGATIONS (Cost $43,504)		47,111

CONVERTIBLE BONDS—9.5%
AUTO COMPONENTS—0.1%
	Arvinmeritor Inc.
1,000	4.625%—03/01/2026	746

COMMERCIAL SERVICES & SUPPLIES—0.9%
	Covanta Holding Corp.
2,000	5.730%—02/01/2027	1,818
	L-1 Identity Solutions Inc.
1,525	3.750%—05/15/2027	1,376
	NASDAQ OMX Group Inc.
1,500	2.500%—08/01/2013	1,326
	United Rentals Inc.
1,250	1.875%—10/15/2023	1,206

		5,726

DIVERSIFIED TELECOMMUNICATION SERVICES—1.6%
	Level 3 Communications Inc.
1,850	3.500%—06/15/2012	1,688
1,150	5.250%—12/15/2011	970

		2,658

	Qwest Communications Inc.
4,000	7.500%—02/15/2014	3,940
	Time Warner Telecom Inc.
1,500	2.375%—04/01/2026	1,425
	Virgin Media Inc
1,450	6.500%—11/15/2016[1]	1,541

		9,564

ELECTRONIC EQUIPMENT & INSTRUMENTS—0.4%
	General Cable Corp.
2,450	3.160%—10/15/2012	2,309

ENERGY EQUIPMENT & SERVICES—0.2%
	Massey Energy Company
1,350	3.250%—08/01/2015	1,090

FOOD & STAPLES RETAILING—0.3%
	Pantry Inc.
1,750	3.000%—11/15/2012	1,450

HEALTH CARE EQUIPMENT & SUPPLIES—0.8%
	Hologic Inc.
2,450	2.000%—12/15/2037[3]	2,000
	Integra LifeScience Holdings Corp.
750	2.375%—06/01/2012	662
	Kinetic Concepts Inc.
2,000	3.250%—04/15/2015[1]	1,845

		4,507

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CONVERTIBLE BONDS—Continued
Principal Amount (000s)		Value (000s)

HEALTH CARE PROVIDERS & SERVICES—0.6%
	LifePoint Hospitals Inc.
$2,250	3.500%—05/15/2014	$2,025
	Omnicare Inc.
1,850	3.250%—12/15/2035	1,482

		3,507

HOTELS, RESTAURANTS & LEISURE—0.4%
	Host Hotels & Resorts LP
1,000	2.625%—04/15/2027[1]	900
1,000	3.250%—04/15/2024[1]	1,002

		1,902

	Scientific Games Corp.
200	7.875%—06/15/2016[1]	197

		2,099

INDUSTRIAL—0.5%
	Trinity Industries Inc.
4,000	3.875%—06/01/2036	2,955

MEDIA—1.5%
	Interpublic Group Inc.
2,250	4.250%—03/15/2023	2,180
	Lamar Media Corp.
1,250	6.625%—08/15/2015	1,188
	Liberty Media Corp.
1,500	3.125%—03/30/2023	1,485
	Telesat Inc.
3,750	11.000%—11/01/2015	4,087

		8,940

OIL, GAS & CONSUMABLE FUELS—0.7%
	Cal Divine Int’l Inc.
2,550	3.250%—12/15/2025	2,222
	Pioneer Natural Resources Co.
2,000	2.875%—01/15/2038	2,020

		4,242

PHARMACEUTICALS—0.0%
	Mylan Inc.
150	1.250%—03/15/2012	148

SPECIALTY RETAIL—0.3%
	Penske Auto Group Inc.
650	3.250%—04/01/2026	656
	Sonic Automotive Inc.
1,200	8.625%—06/30/2012	1,170

		1,826

TEXTILES, APPAREL & LUXURY GOODS—0.5%
	Iconix Brand Group Inc.
3,400	1.875%—06/30/2012	2,958

WIRELESS TELECOMMUNICATION SERVICES—0.7%
	Lucent Technologies Inc.
1,500	2.875%—06/15/2025	1,249
	SBA Communications Corp.
3,015	1.875%—05/01/2013	2,865

		4,114

TOTAL CONVERTIBLE BONDS (Cost $50,972)		56,181

CORPORATE BONDS & NOTES—79.8%
Principal Amount (000s)		Value (000s)

AEROSPACE & DEFENSE—0.7%
	Alliant Techsystems Inc.
$500	6.750%—04/01/2016	$494
	Geo Eye Inc.
2,000	9.625%—10/01/2015[1]	2,075
	Hexcel Corp.
150	6.750%—02/01/2015	146
	Moog Inc.
250	7.250%—06/15/2018	243
	TransDigm Inc.
1,050	7.750%—07/15/2014	1,060

		4,018

AUTO COMPONENTS—2.5%
	Arvinmeritor Inc.
500	8.125%—09/15/2015	439
1,300	8.750%—03/01/2012	1,280

		1,719

	Goodyear Tire & Rubber Inc.
2,000	10.500%—05/15/2016	2,175
	Kar Holdings Inc.
800	8.750%—05/01/2014	813
1,750	10.000%—05/01/2015	1,802

		2,615

	Quicksilver Inc.
1,000	6.875%—04/15/2015	778
	Tenneco Automotive Inc.
2,750	8.125%—11/15/2015	2,709
1,750	8.625%—11/15/2014	1,658

		4,367

	United Auto Group Inc.
3,000	7.750%—12/15/2016	2,910

		14,564

AUTO LOAN—1.8%
	Ford Motor Credit Corp.
3,250	7.500%—08/01/2012	3,167
3,750	8.000%—06/01/2014	3,649
	Ford Motor Credit Co llc.
3,500	7.800%—06/01/2012	3,429

		10,245

BEVERAGES—0.3%
	Constellation Brands Inc.
2,000	7.250%—05/15/2017	2,015

BUILDING PRODUCTS—0.1%
	Texas Industries Inc.
750	7.250%—07/15/2013	739

CAPITAL MARKETS—0.3%
	Nuveen Investments Inc.
500	5.000%—09/15/2010	490
1,500	10.500%—11/15/2015[1]	1,335

		1,825

CHEMICALS—0.8%
	Ashland Inc.
1,500	9.127%—06/01/2017[1,2]	1,625
	Huntsman International LLC
3,000	5.500%—06/30/2016[1]	2,610

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

CHEMICALS—Continued
	Rockwood Specialties Group Inc.
$100	7.500%—11/15/2014	$101

		4,336

COMMERCIAL SERVICES & SUPPLIES—7.0%
	Affinion Group
3,500	10.125%—10/15/2013	3,605
2,500	11.500%—10/15/2015	2,625

		6,230

	Aramark Corp.
900	5.000%—06/01/2012	851
4,500	8.500%—02/01/2015	4,567

		5,418

	AVIS Budget Car Rental Inc.
3,500	7.625%—05/15/2014	3,168
500	7.750%—05/15/2016	446

		3,614

	Casella Waste Systems Inc.
150	9.750%—02/01/2013	144
	Corrections Corp.
500	7.750%—06/01/2017	518
	Education Management LLC
300	8.750%—06/01/2014	311
104	10.250%—06/01/2016	114

		425

	FTI Consulting Inc.
500	7.750%—10/01/2016	505
	Geo Group Inc.
200	7.750%—10/15/2017[1]	204
	Hertz Corp
500	8.875%—01/01/2014	509
4,325	10.500%—01/01/2026	4,530

		5,039

	Iron Mountain Inc.
2,950	6.625%—01/01/2016	2,898
850	7.750%—01/15/2015	865

		3,763

	Mac-Gray Corp.
300	7.625%—08/15/2015	298
	Rental Service Corp.
2,000	9.500%—12/01/2014	1,985
	RSC Equipment Rental Inc.
1,750	10.000%—07/15/2017[1]	1,907
	ServiceMaster Inc.
3,000	10.750%—07/15/2015[1]	3,000
	United Rentals
2,500	7.750%—11/15/2013	2,287
2,250	10.875%—06/15/2016[1]	2,452

		4,739

	Waste Services Inc.
1,000	9.500%—04/15/2014	1,010
	West Corp.
2,550	9.500%—10/15/2014	2,563

		41,362

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

COMMUNICATIONS EQUIPMENT—0.1%
	Syniverse Technologies Inc. Series B
$350	7.750%—08/15/2013	$336

CONSUMER FINANCE—0.5%
	Yankee Acquisition Corp.
3,350	8.500%—02/15/2015	3,216

CONTAINERS & PACKAGING—2.4%
	Crown Americas LLC
2,000	7.625%—05/15/2017[1]	2,060
	Graham Packaging Co.
2,500	9.875%—10/15/2014	2,562
	Graphic Packaging International Inc.
350	9.500%—08/15/2013	361
1,000	9.500%—06/15/2017[1]	1,055

		1,416

	Greif Inc.
1,000	7.750%—07/23/2019[1]	1,030
	Reynolds Group Escrow
5,000	7.750%—10/15/2016[1]	5,025
	Solo Cup Company
1,500	10.500%—11/01/2013	1,598

		13,691

DIVERSIFIED CONSUMER SERVICES—1.9%
	Michaels Store Inc.
6,350	11.375%—11/01/2016	6,175
500	11.675%—12/01/2016[3]	358

		6,533

	Service Corp.
1,500	7.375%—10/01/2014	1,508
250	7.625%—10/01/2018	249

		1,757

	Service Corp International
1,350	6.750%—04/01/2016	1,326
	Susser Holdings LLC
1,300	10.625%—12/15/2013	1,352

		10,968

DIVERSIFIED FINANCIAL SERVICES—0.3%
	U.S. West Capital Funding Inc.
2,780	6.500%—11/15/2018	2,335

DIVERSIFIED TELECOMMUNICATION SERVICES—3.0%
	Cincinnati Bell Inc.
150	6.300%—12/01/2028	115
1,750	7.000%—02/15/2015	1,680
2,350	8.375%—01/15/2014	2,350

		4,145

	Frontier Communications Co.
2,483	6.250%—01/15/2013	2,464
	Nordic Telephone Co. Holdings ApS
300	8.875%—05/01/2016[1]	314
	Qwest Corp.
2,650	7.500%—02/15/2014	2,610
500	8.000%—10/01/2015[1]	499

		3,109

	Time Warner Telecom Holdings Inc.
1,250	9.250%—02/15/2014	1,294

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

DIVERSIFIED TELECOMMUNICATION SERVICES—Continued
	Virgin Media Finance plc
$3,000	9.500%—08/15/2016	$3,187
	West Corp.
1,000	11.000%—10/15/2016	1,030
	Windstream Corp.
600	7.000%—03/15/2019	572
1,400	8.625%—08/01/2016	1,446

		2,018

		17,561

ELECTRIC UTILITIES—2.0%
	Baldor Electric Company
3,365	8.625%—02/15/2017	3,483
	Edison Mission Energy
4,500	7.000%—05/15/2017	3,656
2,000	7.200%—05/15/2019	1,605

		5,261

	Mirant Americas Generation LLC
3,250	8.300%—05/01/2011	3,323

		12,067

ELECTRONIC EQUIPMENT & INSTRUMENTS—0.6%
	Celestica Inc.
1,000	7.875%—07/01/2011	1,025
	Sanmina Corp.
2,900	8.125%—03/01/2016	2,784

		3,809

ENERGY EQUIPMENT & SERVICES—1.9%
	Bill Barrett Corp.
3,000	9.875%—07/15/2016	3,195
	Bristow Group Inc.
1,500	7.500%—09/15/2017	1,451
	Cie Generale de Geophysique
2,000	7.750%—05/15/2017	1,990
1,000	9.500%—05/15/2016[1]	1,058

		3,048

	Contenential Resources
1,400	8.250%—10/01/2019[1]	1,445
	Gulfmark Offshore Inc.
200	7.750%—07/15/2014	196
	Helix Energy Solutions Group Inc.
250	9.500%—01/15/2016[1]	258
	Hornbeck Offshore Services Inc.
850	6.125%—12/01/2014	791
800	8.000%—09/01/2017[1]	796

		1,587

	Key Energy Services Inc.
250	8.375%—12/01/2014	245

		11,425

FOOD & STAPLES RETAILING—2.3%
	Ingles Markets Inc.
2,500	8.875%—05/15/2017	2,575
	Pantry Inc.
3,000	7.750%—02/15/2014	2,850

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

FOOD & STAPLES RETAILING—Continued
	Rite Aid Corp.
$850	7.500%—03/01/2017	$765
2,250	8.625%—03/01/2015	1,856

		2,621

	Stater Brothers Holdings
1,850	7.750%—04/15/2015	1,836
	Tops Market
2,000	10.125%—10/15/2015[1]	2,055
	Wendy’s Arbys Group Inc.
1,500	10.000%—07/15/2016[1]	1,605

		13,542

FOOD PRODUCTS—0.4%
	B&G Foods Inc.
100	8.000%—10/01/2011	102
	Dole Foods Co.
500	8.000%—10/01/2016[1]	509
	Michael Foods Inc.
125	8.000%—11/15/2013	128
	Pinnacle Foods Finance LLC
1,750	9.250%—04/01/2015	1,776

		2,515

GAS UTILITIES—3.1%
	Amerigas Partners LP
1,000	7.250%—05/20/2015	990
	Dynegy Holdings Inc.
1,350	7.500%—06/01/2015	1,249
4,350	8.375%—05/01/2016	4,078

		5,327

	Ferrell Gas LP
600	6.750%—05/01/2014	576
490	8.750%—06/15/2012	492
2,550	9.125%—10/01/2017[1]	2,677

		3,745

	Inergy Finance Corp.
750	6.875%—12/15/2014	731
2,250	8.250%—03/01/2016	2,295

		3,026

	Markwest Energy Partners LP
1,000	8.750%—04/15/2018	1,028
	Mirant Americas Generation LLC
3,050	8.500%—10/01/2021	2,730
	RRI Energy Inc.
1,500	7.875%—06/15/2017	1,477

		18,323

HEALTH CARE EQUIPMENT & SUPPLIES—0.4%
	Accellent Inc.
2,250	10.500%—12/01/2013	2,216

HEALTH CARE PROVIDERS & SERVICES—7.5%
	Biomet Inc.
1,500	10.000%—10/15/2017	1,629
3,000	11.625%—10/15/2017	3,304

		4,933

	Community Health Systems Inc.
3,500	8.875%—07/15/2015	3,614

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

HEALTH CARE PROVIDERS & SERVICES—Continued
	DaVita Inc.
$3,000	7.250%—03/15/2015	$2,977
	DJO Finance LLC
3,950	10.875%—11/15/2014	4,138
	FMC Finance II SA
500	6.875%—07/15/2017	494
	HCA Inc.
2,500	5.750%—03/15/2014	2,338
150	6.250%—02/15/2013	146
2,250	6.300%—10/01/2012	2,216
1,200	6.500%—02/15/2016	1,125
2,450	6.750%—07/15/2013	2,395
500	6.950%—05/01/2012	501
2,650	7.875%—02/15/2020[1]	2,736
100	9.250%—11/15/2016	105

		11,562

	IASIS Healthcare LLC
2,000	8.750%—06/15/2014	2,060
	Omega Healthcare Investors Inc.
500	7.000%—04/01/2014	491
	Omnicare Inc.
2,400	6.875%—12/15/2015	2,286
	Psychiatric Solutions Inc.
2,000	7.750%—07/15/2015	1,980
	Talecris Biotherapeutics Inc.
2,000	7.750%—11/15/2016[1]	2,035
	Universal Hospital Services Inc.
150	4.635%—06/01/2015[4]	127
	Vanguard Health Holding Co. I LLC
2,500	11.250%—10/01/2015[3]	2,637
	Vanguard Health Holding Co. II LLC
4,800	9.000%—10/01/2014	5,016

		44,350

HOTELS, RESTAURANTS & LEISURE—6.8%
	American Casino & Entertainment
3,750	11.000%—06/15/2014[1]	3,319
	Ameristar Casinos Inc.
1,325	9.250%—06/01/2014[1]	1,385
	Boyd Gaming Corp.
2,310	6.750%—04/15/2014	2,102
1,500	7.125%—02/01/2016	1,305

		3,407

	Cinemark USA Inc.
1,400	8.625%—06/15/2019[1]	1,456
	Felcor Lodging Trust Inc.
2,000	10.000%—10/01/2014[1]	1,985
	Global Cash Access LLC
162	8.750%—03/15/2012	162
	Isle of Capri Casinos Inc.
4,500	7.000%—03/01/2014	4,039
	MGM Mirage Inc
1,000	5.875%—02/27/2014	735
3,000	8.375%—02/01/2011	2,752
2,100	10.375%—05/15/2014	2,247

		5,734

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

HOTELS, RESTAURANTS & LEISURE—Continued
	Penn National Gaming Inc.
$500	6.750%—03/01/2015	$480
4,000	8.750%—08/15/2019[1]	3,930

		4,410

	Pinnacle Entertainment Inc.
388	8.250%—03/15/2012	390
2,700	8.625%—08/01/2017[1]	2,700

		3,090

	Pinnacle Inc.
1,750	7.500%—06/15/2015	1,584
	Seneca Gaming Corp.
400	7.250%—05/01/2012	388
	Speedway Motorsports Inc.
250	6.750%—06/01/2013	247
850	8.750%—06/01/2016[1]	892

		1,139

	Universal City Development
2,500	8.875%—11/15/2015[1]	2,487
2,000	10.875%—11/15/2016	2,010

		4,497

	Wyndham Worldwide Corp.
4,000	6.000%—12/01/2016	3,647

		40,242

HOUSEHOLD DURABLES—1.1%
	Jarden Corp.
750	8.000%—05/01/2016	776
	Sealy Mattress Co.
3,750	8.250%—06/15/2014	3,656
1,900	10.875%—04/15/2016[1]	2,138

		5,794

		6,570

HOUSEHOLD PRODUCTS—0.1%
	Da-Lite Screen Co. Inc.
150	9.500%—05/15/2011	144
	Visant Holding Corp.
200	8.750%—12/01/2013	206

		350

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS—0.7%
	Calpine Corp.
4,155	7.250%—10/15/2017[1]	3,937

INDUSTRIAL—4.8%
	Acco Brands Corp.
2,150	7.625%—08/15/2015	1,956
1,400	10.625%—03/15/2015[1]	1,505

		3,461

	Actuant Corp.
1,450	6.875%—06/15/2017	1,374
	Cascades Inc.
1,000	7.250%—02/15/2013	983
	Georgia Pacific Corp.
2,000	8.250%—05/01/2016[1]	2,130
	Huntsman International Inc.
1,500	7.875%—11/15/2014	1,417

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

INDUSTRIAL—Continued
	Masco Corp.
$1,500	6.125%—10/03/2016	$1,441
	Owens Corning Inc.
500	9.000%—06/15/2019	543
	SPX Corp.
600	7.625%—12/15/2014	621
	Steel Dynamics Inc.
1,750	6.750%—04/01/2015	1,667
1,500	7.375%—11/01/2012	1,513

		3,180

	Terex Corp.
750	7.375%—01/15/2014	741
1,500	8.000%—11/15/2017	1,391
1,750	10.875%—06/01/2016	1,899

		4,031

	Texas Industries Inc.
1,000	7.250%—07/15/2013	985
	USG Corp.
4,000	9.500%—01/15/2018	3,950
2,500	9.750%—08/01/2014[1]	2,637

		6,587

	WMG Acquisition Corp.
1,200	7.375%—04/15/2014	1,146
	WMG Holdings Corp.
500	1.300%—12/15/2014[3]	498

		28,397

IT SERVICES—1.2%
	Sabre Holdings Corp.
1,750	8.350%—03/15/2016	1,571
	Sungard Data Systems Inc.
725	9.125%—08/15/2013	741
2,250	10.250%—08/15/2015	2,332
2,000	10.625%—05/15/2015[1]	2,165

		5,238

		6,809

LEISURE EQUIPMENT & PRODUCTS—0.4%
	Brunswick Corp.
2,000	11.250%—11/01/2016[1]	2,190

LIFE SCIENCES TOOLS & SERVICES—0.2%
	Bio Rad Labs Inc.
1,000	8.000%—09/15/2016[1]	1,033

MEDIA—8.6%
	Allbritton Communications Co.
2,900	7.750%—12/15/2012	2,755
	Cablevision Systems Corp.
250	7.625%—07/15/2018	258
650	8.500%—04/15/2014[1]	690
1,000	8.625%—09/15/2017[1]	1,040

		1,988

	Dish DBS Corp.
1,300	6.625%—10/01/2014	1,271
1,500	7.125%—02/01/2016	1,507
1,250	7.875%—09/01/2019[1]	1,286

		4,064

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

MEDIA—Continued
	Hughes Network Systems LLC
$1,350	9.500%—04/15/2014	$1,380
	Intelsat Bermuda Ltd.
5,250	11.250%—02/04/2017[1,3]	5,224
	Intelsat Corp.
4,000	6.500%—11/01/2013	3,700
2,550	7.625%—04/15/2012	2,486
250	9.250%—06/15/2016	256
250	11.250%—06/15/2016	268

		6,710

	Interpublic Group
1,000	10.000%—07/15/2017	1,080
	Kabel Deutschland
150	10.625%—07/01/2014	159
	Lamar Media Corp.
4,200	6.625%—08/15/2015	4,032
	Liberty Media LLC
350	5.700%—05/15/2013	331
	LIN Television Corp.
3,000	6.500%—05/15/2013	2,827
	Media Com LLC
4,600	9.125%—08/15/2019[1]	4,772
	Mediacom Broadband LLC
950	8.500%—10/15/2015	964
	Nielsen Finance LLC
4,000	4.530%—08/01/2016[3]	3,485
3,000	10.000%—08/01/2014	3,105
1,000	11.625%—02/01/2014	1,073

		7,663

	Videotron Ltee
2,000	6.875%—01/15/2014	2,010
1,250	9.125%—04/15/2018[1]	1,359

		3,369

	Virgin Media Finance plc
3,550	9.125%—08/15/2016	3,674

		50,992

METALS & MINING—0.8%
	Arch Coal Inc.
2,000	8.750%—08/01/2016[1]	2,060
	Arch Western LLC
1,450	6.750%—07/01/2013	1,406
	Foundation Coal Co.
300	7.250%—08/01/2014	303
	Teck Resources Ltd.
1,000	10.750%—05/15/2019	1,170

		4,939

OIL, GAS & CONSUMABLE FUELS—6.8%
	AES Corp.
1,850	8.000%—10/15/2017	1,869
	Chesapeake Energy Corp.
2,000	6.250%—01/15/2018	1,840
250	6.500%—08/15/2017	236
3,000	6.875%—01/15/2016	2,910

		4,986

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

OIL, GAS & CONSUMABLE FUELS—Continued
	Denbury Resources Inc.
$2,250	7.500%—04/01/2013-12/15/2015	$2,263
2,000	9.750%—03/01/2016	2,155

		4,418

	El Paso Corp.
850	7.000%—06/15/2017	855
1,500	7.250%—06/01/2018	1,505

		2,360

	Encore Acquisition Co.
1,550	6.000%—07/15/2015	1,457
700	6.250%—04/15/2014	665
250	7.250%—12/01/2017	240

		2,362

	Exco Resources Inc.
2,000	7.250%—01/15/2011	2,000
	Ipalco Enterprises Inc.
500	7.250%—04/01/2016[1]	506
	Mariner Energy Inc.
1,250	7.500%—04/15/2013	1,225
250	8.000%—05/15/2017	236
1,900	11.750%—06/30/2016	2,099

		3,560

	Massey Energy Co.
1,700	6.875%—12/15/2013	1,687
	NRG Energy Inc.
4,300	7.375%—02/01/2016	4,274
	Penn VA Corp.
1,000	4.500%—11/15/2012	915
	Petroplus Finance Ltd.
1,150	6.750%—05/01/2014[1]	1,081
2,000	9.375%—09/15/2019[1]	2,015

		3,096

	Pioneer Natural Resources Co.
1,000	6.650%—03/15/2017	961
250	6.875%—05/01/2018	240

		1,201

	Plains Exploration & Production Company
2,000	7.625%—06/01/2018	1,952
1,100	10.000%—03/01/2016	1,183

		3,135

	Range Resources Corp.
1,300	7.250%—05/01/2018	1,307
	Tesoro Corp.
1,400	9.750%—06/01/2019	1,446
	Williams Partners LP
1,400	7.250%—02/01/2017	1,395

		40,517

PAPER & FOREST PRODUCTS—0.2%
	Boise Paper Holding llc
1,000	9.000%—11/17/2017[1]	1,015

SPECIALTY RETAIL—1.9%
	Burlington Coat Factory Warehouse Corp.
1,400	11.125%—04/15/2014	1,452

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

SPECIALTY RETAIL—Continued
	Office Depot Inc.
$1,050	6.250%—08/15/2013	$919
	QVC Inc.
2,600	7.500%—10/01/2019[1]	2,587
	Sally Holdings LLC
200	9.250%—11/15/2014	209
	Toys R Us Inc.
775	7.375%—10/15/2018	694
3,585	7.625%—08/01/2011	3,603
2,000	10.750%—07/15/2017[1]	2,180

		6,477

		11,644

TEXTILES, APPAREL & LUXURY GOODS—1.2%
	Levi Strauss & Co.
630	8.875%—04/01/2016	646
1,000	9.750%—01/15/2015	1,050

		1,696

	Limited Brands Inc.
4,750	8.500%—06/15/2019[1]	5,011
	Phillips-Van Heusen Corp.
125	8.125%—05/01/2013	128

		6,835

WIRELESS TELECOMMUNICATION SERVICES—5.1%
	Centennial Communications Corp.
1,250	6.040%—01/01/2013[4]	1,247
350	8.125%—02/01/2014	363

		1,610

	Cincinnati Bell
1,750	8.250%—10/15/2017	1,737
3,000	7.750%—05/01/2017[1]	3,165
	Sprint Nextel Corp.
1,000	6.000%—12/01/2016	865
6,000	8.375%—08/15/2017	5,820

		6,685

	Viasat Inc.
3,150	8.875%—09/15/2016[1]	3,213
	Wind Acquisition SA
6,800	11.750%—07/15/2017[1]	7,718
	Windstream Corp.
5,650	7.875%—11/01/2017[1]	5,735

		29,863

TOTAL CORPORATE BONDS & NOTES (Cost $435,974)		470,791

PREFERRED STOCKS—0.1%
(Cost $416)
Shares

WIRELESS TELECOMMUNICATION SERVICES—0.1%
10	Crown Castle International	530

Harbor High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—2.6%
(Cost $15,397)
Principal Amount (000s)		Value (000s)
REPURCHASE AGREEMENTS
$15,397	Repurchase Agreement with State Street Corp. dated October 30, 2009 due November 2, 2009 at 0.010% collateralized by Federal National Mortgage Association (market value $15,709)	$15,397

TOTAL INVESTMENTS—100.0% (Cost $546,263)		590,010

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		83

TOTAL NET ASSETS—100.0%		$590,093

FAIR VALUE MEASUREMENTS

Holdings in the Wireless Telecommunications Services category valued at $530 and holdings in the Hotels, Restaurants & Leisure valued at $3,097 are classified as Level 1. All other holdings at October 31, 2009 (as disclosed in the preceding Portfolio of Investments table) are classified as Level 2. There were no Level 3 holdings at any point during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

1	These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A of the Securities Act of 1933. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service selected by the adviser (Harbor Capital Advisors, Inc.), or using valuation procedures approved by the Board of Trustees. At October 31, 2009, these securities were valued at $136,240 or 24% of net assets.

2	Position or a portion of the position represents an unsettled loan commitment. At period end, the total market value of unsettled commitments totaled $6,127 or 1% of net assets. The coupon rate will be determined at the time of settlement.

3	Step coupon security.

4	Floating rate security. The stated rate represents the rate in effect at October 31, 2009.

The accompanying notes are an integral part of the Financial Statements.

Harbor Bond Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment

Management Company LLC (“PIMCO”)

840 Newport Center Drive

P. O. Box 6430

Newport Beach, CA

92658-6430

PORTFOLIO MANAGER

William Gross

Since 1987

PIMCO has subadvised the Fund since its inception in 1987.

INVESTMENT GOAL

Total return.

PRINCIPAL STYLE
CHARACTERISTICS

Intermediate bonds with overall portfolio rated high quality.

William Gross

Management’s Discussion of

Fund Performance

MARKET REVIEW

During the start of the fiscal year most fixed income securities lost ground along with other financial assets as the most severe credit crisis since the 1930s rocked global markets. Massive de-leveraging arising from the subprime mortgage crisis produced an upheaval in the U.S. financial system, and an unprecedented level of intervention by the Federal Reserve and U.S. Treasury was implemented during the fiscal year. Through the end of calendar year 2008, interest rates fell worldwide and yield curves in the U.S., Europe, and the U.K. steepened as investors fled to the safety of government bonds, especially those with shorter maturities.

During calendar 2009 interest rates rose and capital flowed back toward riskier assets. Government policy initiatives helped restore a measure of stability to financial markets after the extreme stress and volatility of 2008. Higher U.S. Treasury yields were a drag on economic recovery as they muted the impact of narrower yield and credit premiums for borrowers, especially in the home mortgage market. While some of the weakening in U.S. Treasury valuations could be explained by a reversal of 2008’s flight to liquidity and quality, other factors were in play as well. Investors worried that the massive new issuance of U.S. Treasurys looming on the horizon would overwhelm demand. Another concern was that the Fed’s injection of liquidity into the economy via purchases of U.S. Treasurys and other securities, a tactic known as quantitative easing, would eventually fuel inflation once the economy started to recover.

PERFORMANCE

The Harbor Bond Fund outperformed the Barclay’s Capital U.S. Aggregate Bond Index for the fiscal year and continued its longer-term outperformance of the benchmark. The Fund returned 19.44% (Institutional Class) and 19.18% (Administrative Class), compared with the benchmark’s return of 13.79%. The Fund also outperformed the index for the 5 and 10 years ended October 31, 2009.

The following is a summary of the main contributors to the portfolio’s outperformance relative to its benchmark for the 2009 fiscal year.

•

U.S and non-U.S. duration. The portfolio was positioned on the front ends of yield curves in the U.S., U.K., and the eurozone. This paid off as interest rates fell worldwide amid a flight to quality during the first part of the fiscal year, especially on the short end of the curve.

•

Curve-steepening biases. In the U.S., the U.K., and the eurozone, the portfolio was positioned to benefit from a steepening yield curve, which added to performance as yield curves steepened worldwide over the fiscal year.

•

Overweight to financials. Though we had an underweighted exposure to the overall corporate sector versus the benchmark, we were overweighted in financial names within the broader sector. This was a source of outperformance as financials rallied in 2009 and spreads narrowed significantly.

•	Overweight to agency mortgage-backed securities (MBS). These bonds outperformed U.S. Treasurys, as they benefited from the Fed’s MBS purchase program.

•	Overweight to Treasury Inflation Protected Securities. These bonds outperformed their nominal counterparts amid concerns that the Fed’s injection of liquidity into the economy would fuel inflation.

Harbor Bond Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Federal National Mortgage Association TBA (5.500% - 12/01/2039)	15.1%
U.S. Treasury Bonds (1.000% - 08/31/2011)	9.1%
U.S. Treasury Notes (4.250% - 05/15/2039)	3.0%
Wells Fargo & Co. (7.980% - 12/31/2099)	2.2%
Federal National Mortgage Association (5.500% - 02/01/2035)	2.0%
Federal Home Loan Mortgage Corp. TBA (5.000% - 12/01/2099)	1.9%
U.S. Treasury Notes (1.000% - 07/31/2011)	1.7%
Federal National Mortgage Association (5.000% - 03/01/2036)	1.5%
Federal National Mortgage Association (5.500% - 10/01/2038)	1.3%
Citigroup Capital XXI (8.300% - 12/21/2057)	1.2%

The Fund’s underweighted exposure to the overall corporate sector detracted from portfolio performance. As corporate bonds rallied and spreads narrowed, this was a source of underperformance relative to the benchmark.

OUTLOOK AND STRATEGY

We believe the most likely outcome for the U.S. economy will be a weak recovery in 2010 after a temporary boost in the latter half of this year. On the downside, the U.S. could slip back into recession sometime next year. We also think emerging economies, especially China, should continue to grow at a faster pace than the developed world, and that substantial excess capacity in labor and product markets should keep inflation low over a cyclical time frame.

With respect to portfolio strategy, we plan to:

•

Tactically reduce risk exposures after rallies in non-Treasury assets have caused valuations to richen; this should help protect the portfolio if the economy slips back into recession and allow us to focus on reinvesting later at more attractive valuations.

•	Target above-index duration, as longer-maturity yields could fall if the economy weakens.

•	Retain money market futures positions in the U.S., Europe, and the U.K., as we expect central banks to tighten more slowly than markets anticipate.

•	Move toward an underweight in mortgage-backed securities, which are expected to decline as the Fed’s mortgage purchase program nears its end next March.

•

Trim corporate bond positions, especially those that have appreciated most, such as senior bonds of high quality banks; retain an emphasis on recession-resistant sectors such as telecom and utilities as well as energy.

•	Look to boost yield by earning premiums on written options.

•	Take modest exposure to high quality emerging-market credits such as Mexico and Brazil that have little debt coming due in the near future and high levels of reserves.

•	Take positions in select emerging-market currencies in light of an expected long-run decline in the U.S. dollar.

•	Seek to harvest gains from municipal bond holdings that have rallied along with other non-Treasury assets.

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. The use of derivative instruments may add additional risk. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in mortgage-related securities. The Fund may engage in active and frequent trading to achieve its principal investment strategies. References to securities that are backed by the full faith and credit of the U.S. Government do not apply to the shares of the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Bond Fund

FUND SUMMARY—October 31, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2014

Cusip	411511108

Ticker	HABDX

Inception Date	12/29/1987

Net Expense Ratio	0.57%

Total Net Assets (000s)	$5,765,886

ADMINISTRATIVE CLASS

Fund #	2214

Cusip	411511686

Ticker	HRBDX

Inception Date	11/01/2002

Net Expense Ratio	0.82%

Total Net Assets (000s)	$139,935

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Average Market Coupon	3.46%	4.76%

Yield to Maturity	3.83%	3.49%

Current 30-Day Yield (Institutional Class)	2.86%	N/A

Weighted Average Maturity	6.20 years	6.63 years

Weighted Average Duration	4.43 years	4.4 years

Weighted Average Credit Quality	AA	AA+

Portfolio Turnover Rate (Year Ended 10/31/2009)	574%	N/A

CREDIT QUALITY (% of investments)

(Excludes short-term investments)

AAA	73.0%

AA	8.0%

A	14.0%

BBB	4.0%

Below B	1.0%

FUND CATEGORY

The style box reflects the weighted average of maturity and credit quality of the collective portfolio holdings; individual investments may have different characteristics.

MATURITY PROFILE (% of investments)

0 to 1 yr.	33.76%

>1 to 5	41.12%

>5 to 10	16.59%

>10 to 15	0.28%

>15 to 20	0.09%

>20 to 25	0.33%

>25 yrs.	7.83%

Harbor Bond Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/1999 through 10/31/2009

The graph compares a $10,000 investment in the Fund with the performance of the Barclays Capital U.S. Aggregate Bond Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2009
Harbor Bond Fund
Institutional Class	19.44%	6.37%	7.29%	12/29/1987	$20,207
Comparative Index
Barclays Capital U.S. Aggregate Bond	13.79%	5.05%	6.31%	—	$18,438

Administrative Class

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 10/31/2009

The graph compares a $10,000 investment in the Fund with the performance of the Barclays Capital U.S. Aggregate Bond Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2009
Harbor Bond Fund
Administrative Class	19.18%	6.11%	6.18%	11/01/2002	$15,217
Comparative Index
Barclays Capital U.S. Aggregate Bond	13.79%	5.05%	5.10%	—	$14,166

As stated in the Fund’s current prospectus, the expense ratios were 0.60% (Institutional Class) and 0.85% (Administrative Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—October 31, 2009

Total Investments (% of net assets)

(Excludes net cash, short-term investments, and derivative positions of 20.4%)

COMMON STOCKS—0.1%
(Cost $18,787)
Shares		Value (000s)

DIVERSIFIED FINANCIAL SERVICES—0.1%
363,200	American International Group Inc.	$4,086

ASSET-BACKED SECURITIES—1.6%
Principal Amount (000s)
	Allya Auto Receieable Trust Inc.
$6,500	1.320%—03/15/2012[1,2]	6,509
	American Express Credit Corp. MTN[3]
4,400	5.875%—05/02/2013[1]	4,726
	American International Group
4,900	4.000%—09/20/2011	6,638
	Asset Backed Funding Certificates
843	Series 2006-HE1 Cl. A2A 0.304%—01/25/2037[1,4]	797
	Bank of America Commercial Mortgage Inc.
2,500	5.744%—02/10/2051[1,5]	2,330
	Bank of America Credit Card Trust
4,200	0.825%—04/15/2013[1,4]	4,198
9,500	1.445%—12/16/2013[1,4]	9,583

		13,781

	Bear Stearns Commercial Mortgage Securities
2,745	5.116%—02/11/2041[1,5]	2,723
2,100	5.471%—01/12/2045[1,5]	2,033
7,700	5.703%—06/11/2050[1]	7,669

		12,425

	Citigroup/Deutsche Bank Commercial Mortgage
2,600	5.322%—12/11/2049[1]	2,340
	Countrywide Asset-Backed Certificates
15	Series 2006-16 Cl. 2A1 0.294%—10/25/2036[1,4]	14
222	Series 2006-19 Cl. 2A1 0.304%—07/25/2036[1,4]	219
323	Series 2001-BC3 Cl. A 0.724%—12/25/2031[1,4]	155

		388

ASSET-BACKED SECURITIES—Continued

Principal Amount (000s)		Value (000s)
	Credit-Based Asset Servicing & Securitization LLC
	Series 2006-CB9 Cl. A1
$1,179	0.304%—11/25/2036[1,4]	$904
	Credit Suisse Mortgage Capital Certification
700	5.658%—03/15/2039[1,5]	618
	Greenwich Capital Markets Inc.
300	4.799%—08/10/2042[1,5]	287
	GSAMP Trust
559	0.314%—09/25/2036-12/25/2036[1,4]	344
	HSI Asset Securitization Corp. Trust Pass Through Certificates
634	Series 2006-HE2 Cl. 2A1 0.294%—12/25/2036[1,4]	438
	Indymac Residential Asset Backed Trust
270	Series 2006-E Cl. 2A1 0.304%—04/25/2037[1,4]	265
	JP Morgan Chase Commercial Mortgage
200	5.818%—06/15/2049[1,5]	198
	JP Morgan Mortgage Acquisition Corp. Pass Through Certificates
94	Series 2006-WMC3 Cl. A2 0.294%—08/25/2036[1,4]	92
	Long Beach Mortgage Loan Trust
111	Series 2004-4 Cl. 1A1 0.524%—10/25/2034[1,4]	86
	Merrill Lynch/Countrywide Commercial Mortgage
2,600	5.172%—12/12/2049[1,5]	2,319
	Morgan Stanley Capital Inc.
1,200	5.385%—03/12/2044[1,5]	1,187
400	5.809%—12/12/2049[1]	362
12,400	5.880%—06/11/2049[1,5]	11,438

		12,987

	Option One Mortgage Loan Trust
375	Series 2007-1 Cl. 2A1 0.294%—01/25/2037[1,4]	369
	Park Place Securities Inc.
3,373	Series 2004-MCW1 Cl. A1 0.556%—08/25/2034[1,4]	2,774
	Saxon Asset Securities Trust
77	Series 2006-3 Cl. A1 0.304%—11/25/2036[1,4]	76
	SBI Home Equity Loan Trust Pass Through Certificates
596	Series 2006-1A Cl. 1A2A 0.414%—08/25/2036[1,2,4]	529
	Securitized Asset Backed Receivables LLC Pass Through Certificates
1,378	Series 2007-HE1 Cl. 2A2 0.304%—12/25/2036[1,4]	687
	SLM Student Loan Trust
1,166	0.582%—04/25/2014[1,4]	1,164
	Small Business Administration
559	Series 2003-20I Cl. 1 5.130%—09/01/2023[1]	594
1,305	Series 2001-20A Cl. 1 6.290%—01/01/2021[1]	1,410
91	Series 2000-P10 Cl.1 7.449%—08/01/2010[1]	94

		2,098

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

ASSET-BACKED SECURITIES—Continued
Principal Amount (000s)		Value (000s)

	United Airlines Inc.
$2,300	10.400%—11/01/2016[1]	$2,388
	Wachovia Bank Commercial Mortgage Trust
2,600	0.420%—06/15/2049[1,2,4]	1,401
2,000	5.308%—11/15/2048[1]	1,939
11,800	5.416%—01/15/2045[1,5]	11,264

		14,604

TOTAL ASSET-BACKED SECURITIES (Cost $85,218)		93,161

BANK LOAN OBLIGATIONS—0.2%
(Cost $12,306)
12,740	Chrysler Finance Co. Term B 9.000%—08/03/2014	12,237

COLLATERALIZED MORTGAGE OBLIGATIONS—2.6%
	American Home Mortgage Investment Trust
1,544	Series 2004-4 Cl. 4A 4.390%—02/25/2045[1]	1,245
	Banc of America Funding Corp.
2,345	Series 2005-D Cl. A1 3.487%—05/25/2035[1]	2,297
	Bear Stearns Adjustable Rate Mortgage Trust
106	Series 2000-2 Cl. A1 3.651%—11/25/2030[1]	100
5,575	Series 2005-10 Cl. A1 4.617%—11/25/2035[1]	5,514
715	Pass Through Certificates Series 2003-1 Cl. 6A1 5.117%—04/25/2033[1,5]	648

		6,262

	Bear Stearns Alt-A Trust
2,777	Series 2006-8 Cl. 3A1 0.404%—02/25/2024[1,4]	1,982
3,234	Series 2005-4 Cl. 3A1 5.355%—05/25/2035[1,5]	2,455
1,625	Pass Through Certificates Series 2005-7 Cl. 2A1 5.490%—09/25/2035[1,5]	1,097

		5,534

	Bear Stearns Commercial Mortgage Securities
700	5.331%—02/11/2044[1]	640
1,810	Series 2006 PWR11 Cl. A4 5.456%—03/11/2039[1,5]	1,808
6,400	Series 2007-PW18 Cl. A4 5.700%—06/11/2050[1]	5,929
2,410	Series 2006 PW12 Cl. A4 5.719%—09/11/2038[1,5]	2,460

		10,837

	Bear Stearns Mortgage Funding Trust
2,204	Series 2007-AR1 Cl. 2A1 0.314%—02/25/2037[1,4]	2,024
	Commercial Mortgage Pass Through Certificate
7,700	Series 2006-C8 Cl A4 5.306%—12/10/2046[1]	7,016
	Countrywide Alternative Loan Trust Class 1A1
22,270	Series 2005-59 0.574%—11/20/2035[1,4]	11,961

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

	Countrywide Home Loan Mortgage Pass Through Trust
$5,941	Series 2004-HYB9 Cl. 1A1 4.602%—02/20/2035[1,5]	$4,929
3,329	Series 2004-22 Cl. A3 4.654%—11/25/2034[1,5]	2,772
1,121	Series 2005-HYB9 Cl. 3A2A 5.250%—11/20/2025[1,5]	782
94	Series 2003-10 Cl. A2 5.750%—05/25/2033[1]	93

		8,576

	Federal Home Loan Mortgage Corp. REMIC[6]
14,329	0.395%—07/15/2019-08/15/2019[1,4]	14,129
2,780	0.545%—05/15/2036[1,4]	2,742
201	0.695%—11/15/2030[1,4]	200
3,842	5.000%—04/25/2033[1]	4,061
342	8.000%—08/15/2022[1]	372
56	9.000%—12/15/2020[1]	62

		21,566

	Federal Home Loan Mortgage Corp. Structured Pass Through Securities
364	Series T-63 Cl. 1A1 2.251%—02/25/2045[1,4]	344
1,273	3.595%—08/15/2032[1,5]	1,285

		1,629

	Federal National Mortgage Association REMIC[6]
578	Series 2006-5 Cl. 3A2 4.689%—02/25/2036[1,5]	590
514	6.500%—01/01/2033[1]	559

		1,149

	First Horizon Mortagge Pass Through
604	5.397%—09/25/2035[1,5]	423
	First Nationwide Trust
6	Series 2001-3 Cl. 1A1 6.750%—08/25/2031[1]	5
	Greenwich Capital Commercial Funding
2,500	Series 2007-GG9 5.444%—03/10/2039[1]	2,237
	GS Mortgage Securities Corporation II
6,700	Series 2007-GG10 5.805%—08/10/2045[1,5]	5,642
	GSR Mortgage Loan Trust
10,339	Pass Through Certificates Series 2005-AR6 Cl. 2A1 4.117%—09/25/2035[1,5]	9,253
4,283	Pass Through Certificates Series 2005-AR7 Cl. 6A1 5.237%—11/25/2035[1,5]	3,857

		13,110

	Harborview Mortgage Loan Trust
701	Pass Through Certificates Series 2005-2 Cl. 2A1A 0.465%—05/19/2035[1,4]	389
	IndyMac ARM Trust
15	Series 2001-H2 Cl. A2 3.337%—01/25/2032[1,5]	11
	IndyMac Index Mortgage Loan Trust
3,993	Pass Through Certificates Series 2005-AR31 Cl. 1A1 4.039%—01/25/2036[1,5]	2,301

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

	J.P. Morgan Chase Commercial Mortgage Class A4
$1,600	Series 2007-LD12 5.882%—02/15/2051[1,5]	$1,414
	J.P. Morgan Chase Commercial Mortgage
5,125	Securities Trust 2006 5.336%—05/15/2047[1]	4,624
	J.P. Morgan Chase Commercial Mortgage
15,100	Securities Trust 2007 5.420%—01/15/2049[1]	13,264
	Lehman Brothers-UBS Commercial Mortgage Trust
2,200	2006 C6 COML MTG PASS CTF CLA4 5.372%—09/15/2039[1]	2,023
	Lehman Brothers Floating Rate Commercial Mortgage Trust
555	Pass Through Certificates Series 2006-LLFA Cl. A1 5.448%—09/15/2021[1,2,5]	512
	Merrill Lynch Mortgage Investors Inc.
2,143	Pass Through Certificates Series 2005-A10 Cl. A 0.454%—02/25/2036[1,4]	1,472
601	Series 2005-3 Cl. 4A 0.494%—11/25/2035[1,4]	437

		1,909

	Merrill Lynch/Countrywide Commercial MTG Class A4
1,800	Series 2007-6 5.485%—03/12/2051[1,5]	1,478
	Morgan Stanley Capital I
1,242	Series 2007-XLFA Cl. A1 0.305%—10/15/2020[1,2,4]	1,020
	Residential Funding Mortgage
1,004	Series 2006-SA1 Cl. 2A1 5.561%—02/25/2036[1,5]	671
	Sovereign Commercial Mortgage Securities
1,100	Series 2007-C1 Cl. A2 5.840%—07/22/2030[1,2,5]	1,089
	Structured Asset Mortgage Investments Inc.
2,377	Pass Through Certificates Series 2005-AR5 Cl. A2 0.495%—07/19/2035[1,4]	1,810
	Structured Asset Securities Corp.
42	Series 2001-21A Cl. 1A1 3.535%—01/25/2032[1,4]	39
35	Series 2002-1A Cl. 4A 4.565%—02/25/2032[1,5]	32

		71

	Thornburg Mortgage Securities Trust
2,472	Pass Through Certificates Series 2006-6 Cl. A1 0.354%—11/25/2046[1,4]	2,392
	Wachovia Bank Commercial Mortgage Trust
11,619	Series 2006-WHL7 Cl. A1 0.335%—09/15/2021[1,2,4]	10,209
2,300	Series 2007-C31 5.509%—04/15/2047[1]	1,873

		12,082

	Washington Mutual
785	Pass Through Certificates Series 2005-AR13 Cl. A1A1 0.534%—10/25/2045[1,5]	580

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

	Wells Fargo Mortgage Backed Securities
$4,201	Series 2006-AR2 Cl. A1 4.949%—03/25/2036[1,5]	$3,599

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $167,903)		152,752

CONVERTIBLE BONDS—0.0%
(Cost $113)
Shares
AUTOMOBILES—0.0%
36,000	General Motors Corp. Series B 5.250%—03/06/2032	121

CORPORATE BONDS & NOTES—23.7%
Principal Amount (000s)
	Access Group Inc.
$22,390	1.582%—10/27/2025[1,4]	22,572
	AIG Sunamerica Inst Fund
20,000	0.432%—07/26/2010[4]	18,904	[z]
	Allstate Life Global Funding Trust MTN[3]
4,600	5.375%—04/30/2013[1]	4,943
	American Airlines Inc.
82	Series 2001-2 Cl. A1 6.978%—04/01/2011[1]	82
	American Express Bank
6,500	5.500%—04/16/2013[1]	6,912
9,500	6.000%—09/13/2017[1]	10,005

		16,917

	American Express Centurion Bank
10,800	0.304%—03/23/2010[1,4]	10,762
12,692	0.305%—04/19/2010[1,4]	12,639
9,500	6.000%—09/13/2017[1]	10,005

		33,406

	American Express Credit Corp.
100	0.426%—12/02/2010[1,4]	99
	American Express Credit Corp. MTN[3]
400	0.405%—06/16/2011[1,4]	391
	American Express Global
6,400	7.000%—03/19/2018[1]	7,085
	American General Finance Corp. MTN[3]
5,253	4.625%—09/01/2010[1]	4,891
1,800	4.875%—05/15/2010[1]	1,742

		6,633

	American Honda Finance Corp. MTN[3]
5,700	0.514%—02/09/2010[1,2,4]	5,690
	American International Group Inc.
5,300	4.875%—03/15/2067	3,529
900	5.050%—10/01/2015[1]	698
100	5.375%—10/18/2011[1]	96
1,100	8.250%—08/15/2018[1]	939
1,400	8.625%—05/22/2038	1,298

		6,560

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	American International Group Inc. MTN[3]
$7,000	0.392%—03/20/2012[1,4]	$5,923
1,800	4.950%—03/20/2012[1]	1,677

		7,600

	Amgen Inc.
24,000	6.900%—06/01/2038[1]	29,191
	Anheuser-Busch Cos Inc.
200	5.500%—01/15/2018[1]	205
	AstraZeneca plc
1,700	5.900%—09/15/2017[1]	1,909
1,600	6.450%—09/15/2037[1]	1,863

		3,772

	AT&T Inc.
4,200	4.950%—01/15/2013[1]	4,486
5,000	5.500%—02/01/2018[1]	5,257
2,900	6.300%—01/15/2038[1]	3,033

		12,776

	Bank of America Corp.
11,600	2.100%—04/30/2012[1]	11,799
	Bank of America Corp.
33,200	6.500%—08/01/2016[1]	35,568
	Barclays Bank plc
26,700	5.450%—09/12/2012[1]	28,917
	Bear Stearns Cos. Inc.
4,400	0.650%—08/15/2011[1,4]	4,395
4,971	6.400%—10/02/2017[1]	5,442

		9,837

	Bear Stearns Cos. Inc. MTN[3]
14,831	6.950%—08/10/2012[1]	16,655
	BNP Paribas
9,600	5.186%—06/29/2049[1,2,5]	8,039
	Calabash Re Ltd.
1,100	Series 2006-I Cl. A1 8.699%—01/08/2010[2,5]	1,113
	Cemex Inc.
3,100	6.722%—12/01/2049[1,2,5]	2,202
	China Development Bank
100	5.000%—10/15/2015[1]	108
	Citibank NA 52
700	1.875%—06/04/2012[1]	707
	Citigroup Capital XXI
77,799	8.300%—12/21/2057[1,5]	72,742
	Citigroup Funding Inc.
2,900	2.250%—12/10/2012[1]	2,947
	Citigroup Inc.
9,000	0.313%—12/28/2009[1,4]	9,000
1,500	1.875%—05/07/2012[1]	1,517
1,500	2.125%—04/30/2012[1]	1,530
1,700	5.300%—10/17/2012[1]	1,783
32,600	5.500%—08/27/2012-04/11/2013[1]	34,030
3,000	5.625%—08/27/2012[1]	3,110
1,100	5.850%—07/02/2013[1]	1,154
12,200	6.000%—02/21/2012-08/15/2017[1]	12,638
5,600	6.125%—08/25/2036[1]	5,001
9,100	7.250%—10/01/2010[1]	9,483
8,200	8.500%—05/22/2019[1]	9,601

		88,847

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	Codelco Inc.
$500	6.150%—10/24/2036[1,2]	$504
	Comcast Corp.
1,200	5.875%—02/15/2018[1]	1,269
1,200	6.450%—03/15/2037[1]	1,234

		2,503

	Countrywide Financial Corp.
2,000	0.908%—05/07/2012[1,4]	1,942
	Daimler Chrysler Auto Trust
	Series 2008-B Cl. A2B
3,315	1.174%—07/08/2011[1,4]	3,321
	Series 2008-B Cl. A3B
3,300	1.724%—09/10/2012[1,4]	3,317

		6,638

	Dell Inc.
8,800	5.650%—04/15/2018[1]	9,349
	Deutsche Bank AG
8,400	6.000%—09/01/2017[1]	9,180
	Dominion Resources Inc.
27,970	1.343%—06/17/2010[1]	28,114
	El Paso Corp. MTN[3]
200	8.050%—10/15/2030[1]	190
	Enel Finance International SA
12,600	6.250%—09/15/2017[1,2]	13,856
	Export-Import Bank of China
600	4.875%—07/21/2015[1,2]	640
	Fifth Third Bank Corp.
21,900	8.250%—03/01/2038[1]	21,143
	Ford Credit Auto Owner Trust
5,638	1.445%—12/15/2010[1,4]	5,645
	Ford Motor Credit Co
4,700	7.375%—02/01/2011[1]	4,720
	Ford Motor Credit Co.
10,500	3.034%—01/13/2012[1,5]	9,358
5,530	7.250%—10/25/2011[1]	5,426
2,200	8.000%—12/15/2016[1]	2,128

		16,912

	Gaz Capital SA
900	6.212%—11/22/2016[1,2]	867
	General Electric Cap Corp.
1,100	3.000%—12/09/2011[1]	1,142
	General Electric Capital Corp.
23,519	0.370%—03/20/2013[1,4]	19,112
6,000	2.000%—09/28/2012[1]	6,058
14,500	5.500%—09/15/2067	17,071

		42,241

	General Electric Capital Corp. MTN[3]
2,000	0.484%—01/08/2016[1,4]	1,790
5,000	0.510%—08/15/2011[1,4]	4,895
6,400	5.875%—01/14/2038[1]	6,136
6,300	6.875%—01/10/2039[1]	6,811

		19,632

	GMAC LLC
800	6.000%—12/15/2011[1]	751

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	Goldman Sachs Group Inc.
$22,200	5.950%—01/18/2018[1]	$23,429
5,200	6.150%—04/01/2018[1]	5,550
9,100	6.250%—09/01/2017[1]	9,751
400	6.375%—05/02/2018	656

		39,386

	HSBC Holdings plc
1,700	6.500%—05/02/2036[1]	1,870
	ICICI Bank Ltd.
7,100	0.824%—01/12/2010[1,2],4	7,030
	International Lease Finance Corp. MTN[3]
900	4.950%—02/01/2011[1,5]	814
	JP Morgan Chase & Co.
24,227	6.625%—03/15/2012[1]	26,441
6,200	7.900%—04/29/2049[1,5]	6,254

		32,695

	JP Morgan Chase Bank
7,000	6.000%—10/01/2017[1]	7,468
	JP Morgan Chase Capital XX
800	6.550%—09/29/2036[1]	748
	KeyBank NA
8,500	2.598%—06/02/2010[1,2,4]	8,498
	Keycorp MTN[3]
2,300	6.500%—05/14/2013[1]	2,395
	Korea Development Bank
15,000	0.718%—04/03/2010[1,4]	14,867
	Lehman Brothers Holdings Inc.
11,908	1.000%—04/05/2011-08/21/2049*	1,936
1,100	5.125%—06/27/2014*	241

		2,177

	Lehman Brothers Holdings Inc. MTN[3]
7,500	1.000%—04/03/2049*	1,219
1,100	2.951%—05/25/2010*	179
3,400	2.954%—07/18/2011*	553
3,000	2.966%—11/10/2009*	488
13,270	3.487%—01/26/2017*	1,924
200	5.410%—12/23/2008*	33
5,000	5.625%—01/24/2013*	825
2,200	6.875%—05/02/2018*	366

		5,587

	Lloyds Banking Group plc
800	5.920%—10/01/2099[1,2]	508
	Merrill Lynch & Co. Inc.
12,700	1.033%—05/02/2017[1,4]	11,054
5,100	6.400%—08/28/2017[1]	5,279

		16,333

	Merrill Lynch & Co. Inc. MTN[3]
5,400	0.410%—12/04/2009[1,4]	5,400
17,700	6.875%—04/25/2018[1]	19,088

		24,488

	MetLife Inc.
1,600	6.400%—12/15/2036[1]	1,410
	Metropolitan Life Global Funding I MTN[3]
8,800	0.480%—05/17/2010[1,2,4]	8,785
	Monumental Global Funds
3,400	5.500%—04/22/2013[1,2]	3,490

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	Morgan Stanley
$3,000	1.039%—07/20/2012	$4,259
3,000	1.143%—04/13/2016	3,962

		8,221

	Morgan Stanley MTN[3]
14,400	0.374%—01/15/2010[1,4]	14,398
9,400	2.550%—05/14/2010[1,4]	9,501

		23,899

	National Australia Bank Ltd.
32,300	0.914%—02/08/2010[1,2,4]	32,295
	National City Bank Cleveland Ohio MTN[3]
7,000	4.500%—03/15/2010[1]	7,078
	Nationwide Life Global Funding
43,200	5.450%—10/02/2012[1,2]	42,961
	NGPL PipeCo LLC
4,000	6.514%—12/15/2012[1,2]	4,373
	Oracle Corp.
10,200	4.950%—04/15/2013[1]	11,054
10,000	5.750%—04/15/2018[1]	11,007

		22,061

	Peabody Energy Corp.
1,500	7.875%—11/01/2026[1]	1,470
	Petroleum Export Ltd.
343	5.265%—06/15/2011[1,2]	335
	Philip Morris International Inc.
3,000	5.650%—05/16/2018[1]	3,232
	President and Fellows of Harvard College
40,500	6.500%—01/15/2039[1,2]	47,947
	Pricoa Global Funding
5,200	0.483%—09/27/2013[1,2,4]	4,805
6,200	0.591%—01/30/2012[1,2,4]	5,884

		10,689

	Principal Life Inc. MTN[3]
4,100	5.300%—04/24/2013[1]	4,223
6,400	5.550%—04/27/2015[1]	6,460

		10,683

	Qwest Capital Funding Inc.
43	7.250%—02/15/2011[1]	43
	Qwest Corp.
300	7.500%—06/15/2023[1]	277
2,400	7.625%—06/15/2015[1]	2,436

		2,713

	Ras Laffan LNG III Series B
1,800	5.838%—09/30/2027[1,2]	1,829
	Resona Bank Ltd.
800	5.850%—09/29/2049[1,2,5]	701
	Rohm & Haas Co.
2,500	6.000%—09/15/2017[1]	2,528
	Santander Perpetual SA Unipersonal
10,500	6.671%—10/29/2049[1,2,5]	9,595
	Santander US Debt SA Unipersonal
5,000	0.374%—11/20/2009[1,2,4]	5,000
	Siemens Finance NV
18,000	5.500%—02/16/2012[1,2]	19,405

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	SLM Corp.
$10,900	0.582%—01/27/2014[1,4]	$7,648
8,800	0.973%—12/15/2010	11,914

		19,562

	Small Business Administration
10,855	5.720%—01/01/2029[1]	11,961
30,478	6.020%—08/01/2028[1]	34,090

		46,051

	SMFG Preferred Capital GBP 1 Ltd.
600	6.164%—01/29/2049	788
	SMFG Preferred Capital USD 1 Ltd.
2,300	6.078%—01/29/2049[1,2,5]	1,998
	State Street Capital Trust III
4,500	8.250%—03/15/2042[1,5]	4,542
	State Street Capital Trust IV
700	1.299%—06/01/2067[1,4]	473
	Sumitomo Mitsui Banking Corp.
5,900	5.625%—12/31/2049[1,2,5]	5,732
	Sun Life Financial Global Funding
24,500	0.438%—07/06/2011[1,2,4]	23,286
	Target Corp.
7,900	5.125%—01/15/2013[1]	8,513
	Time Warner Inc.
4,400	0.684%—11/13/2009[1,4]	4,400
	TNK-BP Finance SA
900	6.125%—03/20/2012[1,2]	908
	TransCanada Pipelines Ltd.
2,400	7.625%—01/15/2039[1]	3,073
	TransCapital Invest Ltd.
2,200	8.700%—08/07/2018[1,2]	2,468
	UBS AG
3,200	5.875%—12/20/2017[1]	3,292
	UBS AG MTN[3]
23,700	1.392%—05/05/2010[1,4]	23,741
3,600	5.750%—04/25/2018[1]	3,678

		27,419

	UFJ Finance Aruba AEC
200	6.750%—07/15/2013[1]	222
	Union Pacific Corp.
9,400	5.700%—08/15/2018[1]	10,122
	United Airlines Inc.
1,788	Pass Through Certificates 8.310%—06/17/2015*[2]	12
	United Health Group Inc.
3,700	4.875%—02/15/2013[1]	3,865
	US Bank Capital IX
8,900	6.189%—03/29/2049[1,5]	6,920
	Vale Overseas Ltd.
900	6.250%—01/23/2017[1]	943
900	6.875%—11/21/2036[1]	908

		1,851

	Verizon Communications Inc.
400	5.250%—04/15/2013[1]	435
	Verizon Wireless Capital
1,600	3.025%—05/20/2011[1,2,5]	1,653
	Virginia Electric and Power Co.
600	6.350%—11/30/2037[1]	681

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	Wachovia Corp.
$1,600	5.625%—10/15/2016[1]	$1,644
10,200	5.750%—02/01/2018[1]	10,677

		12,321

	Wachovia Corp. MTN[3]
3,800	0.411%—12/01/2009[1,4]	3,800
	Wells Fargo & Co.
135,800	7.980%—12/31/2099[1,5]	127,822

TOTAL CORPORATE BONDS & NOTES (Cost $1,363,420)		1,400,092

FOREIGN GOVERNMENT OBLIGATIONS—2.7%
	ANZ National International Ltd.
6,200	6.200%—07/19/2013[1,2]	6,781
	Bac Cap Trust VII
2,400	5.250%—08/10/2035	2,619
	Bank of Scotland plc
6,300	0.374%—12/08/2010[1,2,4]	6,154
	Citigroup Inc.
2,000	4.750%—05/31/2017	2,545
	Corp Nacional del Cobre de Chile
4,000	7.500%—01/15/2019[1,2]	4,768
	Deutsche Telekom International
12,800	8.500%—06/15/2010[1]	13,372
	Electricite de France NT
5,100	5.500%—01/26/2014[1,2]	5,606
5,100	6.500%—01/26/2019[1,2]	5,823
5,100	6.950%—01/26/2039[1,2]	6,202

		17,631

	Federative Republic of Brazil
2,200	10.250%—01/10/2028	1,252
	Fortis Bank Holding
3,000	3.000%—04/17/2012	4,510
	Leaseplan Corporation NV
1,500	3.125%—02/10/2012	2,264
	MUFG Capital Finance 5 Ltd.
1,261	6.299%—01/25/2049	1,728
	National Australia Bank Ltd.
5,100	5.350%—06/12/2013[1,2]	5,468
	Petroleos Mexicanos
20,100	8.000%—05/03/2019[1]	23,165
	Royal Bank of Scotland Group plc MTN[3]
5,700	7.640%—03/31/2043[1,5]	2,796
	Royal Bank of Scotland plc
22,900	0.854%—04/08/2011[1,2,4]	22,959
9,800	3.000%—12/09/2011[1,2]	10,122

		33,081

	Royal Bank of Scotland plc
1,300	4.875%—08/25/2014[1,2]	1,324
	Societe Financement de l’Economie Francaise
3,000	1.000%—07/16/2012[1,2,4]	3,004
5,500	2.125%—05/20/2012	8,170

		11,174

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FOREIGN GOVERNMENT OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

	Swedbank AB
$200	3.625%—12/02/2011	$304
	Swedish Housing Finance Corp.
14,900	3.125%—03/23/2012[1,2]	15,245
	United Mexican Inc.
4,400	6.050%—01/11/2040[1]	4,439
	Westpac Banking Corp.
1,000	0.764%—07/16/2014[1,2,4]	1,008

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost $152,272)		161,628

MORTGAGE PASS-THROUGH—31.5%
	Federal Home Loan Mortgage Corp.
55	3.708%—08/01/2024[1,5]	56
2,381	5.000%—10/01/2018[1]	2,545
1,030	5.030%—08/01/2035[1,5]	1,085
—	5.500%—06/01/2037	—
4,631	5.500%—02/01/2038[1]	4,886
5,042	6.000%—07/01/2016-08/01/2038[1]	5,412

		13,984

	Federal Home Loan Mortgage Corp. TBA[8]
105,000	5.000%—12/01/2039	108,823
16,300	5.500%—12/01/2039	17,083
58,200	6.000%—12/01/2039	61,847

		187,753

	Federal Housing Authority Project
65	7.400%—02/01/2021	64
2,573	7.430%—10/01/2020	2,578	[z]

		2,642

	Federal National Mortgage Association
1,071	2.301%—10/01/2040[1,4]	1,073
4,012	3.548%—08/01/2035[1,4]	4,117
10,792	4.825%—06/01/2035[1,4]	11,222
229,791	5.000%—12/01/2016[1]	239,263
—	5.000%—12/01/2019	—
848	5.021%—05/01/2035[1,4]	894
479,351	5.500%—11/01/2016[1]	506,648
—	5.500%—02/01/2033	—
848	5.500%—11/01/2037[1]	895
656,098	6.000%—04/01/2016[1]	698,775

		1,462,887

	Federal National Mortgage Association TBA[8]
3,500	4.500%—12/01/2039	3,637
10,500	5.000%—12/01/2039	11,063
331,200	5.500%—12/01/2039	134,672
63,000	6.000%—12/01/2039	28,683

		178,055

	Government National Mortgage Association II
1,036	3.750%—02/20/2032[1,4]	1,053
404	4.125%—12/20/2024-11/20/2029[1,4]	410
298	4.375%—03/20/2017-01/20/2025[1,4]	306
566	4.625%—08/20/2022-07/20/2027[1,4]	583
3	4.750%—07/20/2024[1,4]	3

		2,355

MORTGAGE PASS-THROUGH—Continued
Principal Amount (000s)		Value (000s)

	Government National Mortgage Association TBA[8]
$6,000	6.000%—12/01/2039	$6,372

TOTAL MORTGAGE PASS-THROUGH (Cost $1,786,792)		1,854,048

MUNICIPAL BONDS—1.0%
	Buckeye Tobacco Settlement Financing Authority
2,800	5.875%—06/01/2030[1]	2,432
	California State
1,800	5.000%—11/01/2037[1]	1,654
2,200	5.650%—04/01/2039[1]	2,302
7,800	7.500%—04/01/2034[1]	8,048
5,300	7.550%—04/01/2039[1]	5,512

		17,516

	Chicago Transit Authority
800	6.300%—12/01/2021[1]	863
11,200	6.899%—12/01/2040[1]	12,245

		13,108

	San Antonio TX (City of)
6,765	4.750%—05/15/2037[1]	6,768
	Public Power Generation Agency of Nebraska
600	7.242%—01/01/2041[1]	606
	Texas Public Finance Authority
5,000	5.000%—02/01/2014[1]	5,592
	University of California
15,700	6.270%—05/15/2031[1]	16,176

TOTAL MUNICIPAL BONDS (Cost $59,628)		62,198

U.S. GOVERNMENT AGENCIES—0.3%
	Federal Home Loan Bank
2,700	3.375%—06/24/2011[1]	2,807
	Federal Home Loan Mortgage Corp.
15,600	1.125%—06/01/2011[1]	15,698
	Federal National Mortgage Corp.
1,500	5.250%—07/18/2011[1]	1,614

TOTAL U.S. GOVERNMENT AGENCIES (Cost $19,188)		20,119

U.S. GOVERNMENT OBLIGATIONS—15.9%
	U.S. Treasury Bonds
2,100	0.875%—02/28/2011[1,7]	2,110
535,600	1.000%—08/31/2011[1,7]	537,755
34,600	3.500%—02/15/2039[1,7]	30,340
12,500	4.375%—02/15/2038[1,7]	12,797
5,000	4.500%—05/15/2038[1,7]	5,224
2,500	4.750%—02/15/2037[1,7]	2,712
6,500	5.375%—02/15/2031[1,7]	7,555

		598,493

	U.S. Treasury Notes
1,609	0.875%—04/30/2011[1,7]	1,616
62,400	0.875%—12/31/2010[1,7]	62,666
98,458	1.000%—07/31/2011[1,7]	98,958
174,300	4.250%—05/15/2039[1,7]	174,763

		338,003

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $931,539)		936,496

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SHORT-TERM INVESTMENTS—22.3%
Principal Amount (000s)		Value (000s)

COMMERCIAL PAPER—0.0%
	Calyon Bank
$1,100	5.395%—06/29/2010	$1,099

REPURCHASE AGREEMENTS—22.2%
253,300	Repurchase Agreement with Bank of America dated October 30, 2009 due November 25, 2009 at 0.070% collateralized by U.S Treasury Notes (market value $253,925)	253,300
586,400	Repurchase Agreement with BNP Paribas dated October 30, 2009 due November 2, 2009 at 0.070% collateralized by Federal Home Loan Mortgage Corporation (market value $598,879)	586,400
21,000	Repurchase Agreement with JP Morgan dated October 30, 2009 due November 2, 2009 at 0.070% collateralized by U.S Treasury Notes (market value $21,292)	21,000
155,300	Repurchase Agreement with JP Morgan dated October 30, 2009 due November 2, 2009 at 0.080% collateralized by Federal National Mortgage Association (market value $170,900)	155,300
42,837	Repurchase Agreement with State Street Corp. dated October 30, 2009 due November 2, 2009 at 0.010% collateralized by Federal National Mortgage Association (market value $43,695)	42,837
254,700	Repurchase Agreement with UBS Securities dated October 30, 2009 due November 2, 2009 at 0.070% collateralized by Federal Home Loan Bank (market value $256,575)	254,700

		1,313,537

SHORT-TERM INVESTMENTS—Continued
Principal Amount (000s)		Value (000s)

U.S. TREASURY BILLS
	U.S. Treasury Bills
$3,207	0.010%–04/01/2010[1,7]	$3,204
670	0.169%–04/29/2010[1,7]	670

		3,874

TOTAL SHORT-TERM INVESTMENTS (Cost $1,318,510)		1,318,510

TOTAL INVESTMENTS—101.9% (Cost $5,915,676)		6,015,448
CASH AND OTHER ASSETS, LESS LIABILITIES—(1.9)%		(109,627)

TOTAL NET ASSETS—100.0%		$5,905,821

FUTURES CONTRACTS OPEN AT OCTOBER 31, 2009

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Euribor Interest Rate 3 Month (Buy)	124	€31,000	Dec-2009	$310
Euribor Interest Rate 3 Month (Buy)	208	52,000	Mar-2010	578
Eurodollar Futures 90 Day (Buy)	3,886	$971,500	Dec-2009	11,687
Eurodollar Futures 90 Day (Buy)	1,454	363,500	Mar-2010	6,235
Eurodollar Futures 90 Day (Buy)	1,145	286,250	Jun-2010	1,515
Eurodollar Futures 90 Day (Buy)	92	23,000	Sep-2010	342
Eurodollar Futures CME 90 Day (Buy)	1,499	374,750	Jun-2010	1,455
Eurodollar Futures CME 90 Day (Buy)	673	168,250	Sep-2010	1,008
Eurodollar Futures CME 90 Day (Buy)	1,222	305,500	Dec-2010	1,412
Eurodollar Futures CME 90 Day (Buy)	567	141,750	Mar-2011	326
U.S. Treasury Note Future - 10 Yrs (Buy)	3,553	355,300	Dec-2009	(1,030)
U.S. Treasury Note Future - 2 Yrs (Buy)	3,323	664,600	Dec-2009	1,069
U.S. Treasury Note Future - 5 Yrs (Buy)	69	6,900	Dec-2009	147
FIN Future United Kingdom 90 Day (Buy)	60	£7,500	Dec-2009	518
United Kingdom Pound Sterling Interest Rate 3 Month (Buy)	58	7,250	Mar-2010	138
United Kingdom Pound Sterling Interest Rate 3 Month (Buy)	120	15,000	Jun-2010	213
United Kingdom Pound Sterling Interest Rate 3 Month (Buy)	120	15,000	Sep-2010	164
United Kingdom Pound Sterling Interest Rate 3 Month (Buy)	120	15,000	Dec-2010	121
United Kingdom Pound Sterling Interest Rate 3 Month (Buy)	62	7,750	Mar-2011	29

				$26,237

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FORWARD CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2009

Currency	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Australian Dollar (Buy)	$6,360	$6,472	Nov-2009	$(112)
Australian Dollar (Sell)	175	180	Nov-2009	5
Brazilian Real (Buy)	37,930	36,825	Feb-2010	1,106
British Pound Sterling (Sell)	23,804	23,703	Nov-2009	(101)
Canadian Dollar (Buy)	7,613	7,724	Dec-2009	(111)
Chinese Yuan (Buy)	8,010	8,087	Mar-2010	(77)
Chinese Yuan (Buy)	24,166	24,376	Aug-2010	(210)
Euro Currency (Buy)	2,943	2,966	Nov-2009	(23)
Euro Currency (Sell)	38,840	38,957	Nov-2009	117
Indonesian Rupiah (Buy)	1,652.00	1,641.00	Jan-2010	11
Indonesian Rupiah (Buy)	6,712.00	6,800.00	Oct-2010	(88)
Japanese Yen (Buy)	4,526	4,551	Nov-2009	(25)
Japanese Yen (Sell)	17,072	16,948	Nov-2009	(124)
Malaysian Ringgit (Buy)	1,590.00	1,538.00	Nov-2009	52
Malaysian Ringgit (Buy)	3,538.00	3,528.00	Feb-2010	10
Malaysian Ringgit (Buy)	4,102.00	4,060.00	Jun-2010	42
Malaysian Ringgit (Sell)	721.00	729.00	Nov-2009	8
Mexican Peso (Buy)	3,335.00	3,282.00	Nov-2009	53
Mexican Peso (Buy)	3,268.00	3,293.00	Apr-2010	(25)
Mexican Peso (Sell)	3,335.00	3,363.00	Nov-2009	28
Singapore Dollar (Buy)	3,791.00	3,717.00	Nov-2009	74
South Korean Won (Buy)	5,409.00	5,269.00	Nov-2009	140
South Korean Won (Buy)	6,721.00	6,760.00	Feb-2010	(39)
South Korean Won (Buy)	366.00	366.00	Jul-2010	—
South Korean Won (Sell)	3.00	3.00	Sep-2009	—
South Korean Won (Sell)	364.00	364.00	Nov-2009	—
Taiwan Dollar (Buy)	2,091.00	2,076.00	Nov-2009	15

				$726

SWAP AGREEMENTS OPEN AT OCTOBER 31, 2009

Interest Rate Swaps Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
Deutsche Bank AG.	AUD-BBR-BBSW-Bloomberg 3M	Pay	4.500%	06/15/2011	AUD$	4,300	$(50)
UBS AG	AUD-BBR-BBSW-Bloomberg 3M	Pay	4.500	06/15/2011		87,700	(832)
UBS AG	AUD-BBR-BBSW-Bloomberg 6M	Pay	6.000	09/15/2012		37,800	(27)
Merrill Lynch & Co., Inc.	3-Month BRL-Banco Central do Brazil	Pay	12.948	01/04/2010	R$	4,400	96
Morgan Stanley Capital Services, Inc.	3-Month BRL-Banco Central do Brazil	Pay	12.780	01/04/2010		10,400	201
Barclays Capital, plc	3-Month BRL-Banco Central do Brazil	Pay	11.360	01/04/2010		11,700	19
Merrill Lynch & Co., Inc.	3-Month BRL-Banco Central do Brazil	Pay	11.430	01/04/2010		10,700	28
UBS AG	Brazil Cetip Interbank Deposit Rate	Pay	10.575	01/02/2012		17,500	24
UBS AG	Brazil Cetip Interbank Deposit Rate	Pay	12.540	01/02/2012		15,400	266
UBS AG	Brazil Cetip Interbank Deposit Rate	Pay	12.410	01/04/2010		7,800	133
Morgan Stanley Capital Services, Inc.	Brazil Cetip Interbank Deposit Rate	Pay	12.670	01/04/2010		7,800	133
Merrill Lynch & Co., Inc.	Business Day - CDI	Pay	11.980	01/02/2012		13,000	114
HSBC Bank USA, N.A.	Brazil Cetip Interbank Deposit Rate	Pay	14.765	01/02/2012		900	32
HSBC BANK USA, N.A.	Brazil Cetip Interbank Deposit Rate	Pay	10.610	01/02/2012		3,200	(19)
Barclays Bank plc	Brazil Cetip Interbank Deposit	Pay	10.600	01/02/2012		3,400	(21)
UBS Warburg AG	5-Year French CPI Ex Tobacco	Pay	2.145	10/15/2010		€ 1,300	74
Barclays Capital, plc	5-Year French CPI Ex Tobacco	Pay	2.102	10/15/2010		1,000	55
BNP Paribas Bank	5-Year French CPI Ex Tobacco	Pay	2.090	10/15/2010		7,200	375
BNP Paribas Bank	6-Month EUR-LIBOR	Pay	4.500	03/18/2014		7,600	1,170
HSBC Bank USA, N.A.	6-Month BBA-LIBOR	Pay	5.000	09/17/2013		£6,400	789
Deutsche Bank AG	6-Month GBP-LIBOR	Pay	5.000	03/18/2014		11,200	1,534
Deutsche Bank AG	6-Month GBP-LIBOR	Pay	5.000	03/18/2014		31,800	4,344
Royal Bank of Scotland	6-Month GBP-LIBOR	Pay	5.250	03/18/2014		7,400	1,152
Royal Bank of Scotland	3-Month USD-LIBOR	Pay	3.150	12/17/2010		$294,100	11,135
Deutsche Bank AG	3-Month USD-LIBOR	Pay	4.000	06/17/2011		6,700	201
Royal Bank of Scotland	3-Month USD-LIBOR	Pay	4.000	06/17/2011		30,300	1,173
Bank of America NA	3-Month USD-LIBOR	Pay	4.000	06/17/2011		6,700	168
Credit Suisse First Boston	3-Month USD-LIBOR	Pay	4.000	06/17/2011		8,600	204

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

Interest Rate Swaps Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)	Unrealized Appreciation/ (Depreciation) (000s)
Morgan Stanley Capital Services Inc.	3 Month USD-LIBOR	Pay	4.000%	12/16/2019	$24,000	$1,000
Royal Bank of Scotland plc	3 Month USD-LIBOR	Pay	3.600	07/01/2011	36,800	1,942
Royal Bank of Scotland plc	3 Month USD-LIBOR	Pay	3.000	12/16/2011	208,000	1,883
Royal Bank of Scotland plc	3 Month USD-LIBOR	Pay	3.000	02/04/2011	224,700	6,382
Barclays Capital, plc	3 Month USD-LIBOR	Pay	3.000	02/04/2011	168,500	7,430
Royal Bank of Scotland plc	3-Month USD-LIBOR	Pay	4.000	12/16/2014	3,400	124
Royal Bank of Scotland plc	3-Month USD-LIBOR	Pay	3.450	08/05/2011	145,900	1,539
Barclays Capital, plc	3-Month USD-LIBOR	Pay	3.400	08/05/2011	16,600	804
Morgan Stanley Capital Services, Inc.	3-Month USD-LIBOR	Pay	3.000	12/16/2010	301,800	554

Total Interest Rate Swaps						$44,129

Credit Default Swaps Counterparty	Reference Entity	Buy/Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Market Value[e]	Notional Amount (000s)[d]	Appreciation/ (Depreciation) (000s)
BNP Paribas Bank	General Electric Capital Corp. 2.200% due 06/15/2012	Sell	1.000%	09/20/2010	1.467%	$3	$300	$3
Citibank NA	General Electric Capital Corp. 6.000% due 06/15/2012	Sell	5.000	06/20/2011	1.680	210	2,000	210
Credit Suisse First Boston	Brazil 12.250% due 03/06/2030	Sell	3.350	12/20/2009	0.639	16	1,000	16 [z]
Merrill Lynch International	General Electric Capital Corp. 6.000% due 06/15/2012	Sell	1.080	12/20/2009	1.435	4	5,300	4
Citibank NA	General Electric Capital Corp. 6.000% due 06/15/2012	Sell	1.150	03/20/2010	1.435	—	100	—
Citibank NA	General Electric Capital Corp. 6.000% due 06/15/2012	Sell	1.100	03/20/2010	1.435	—	200	—
Barclays Bank plc	General Electric Capital Corp. 6.000% due 06/15/2010	Sell	0.770	06/20/2010	2.224	(7)	2,000	(7)
Citibank NA	General Electric Capital Corp. 6.000% due 06/15/2012	Sell	1.120	12/20/2010	1.521	(2)	600	(2)
Barclays Bank plc	General Electric Capital Corp. 6.000% due 06/15/2012	Sell	1.020	09/20/2010	1.490	(7)	2,400	(7)
Deutsche Bank AG	General Electric Capital Corp. 6.000% due 06/15/2012	Sell	1.070	09/20/2010	1.490	(6)	2,500	(6)
Merrill Lynch International	International Lease Finance Corp. Senior Bond 5.000% due 12/20/2009	Sell	5.000	12/20/2013	1.324	(105)	5,000	(105)
Barclays Bank plc	General Electric Capital Corp. 6.000% due 06/15/2012	Sell	0.935	12/20/2010	1.521	(2)	400	(2)
Deutsche Bank AG	General Electric Capital Corp. 6.000% due 06/15/2012	Sell	0.950	12/20/2010	1.521	(4)	700	(4)
BNP Paribas Bank	General Electric Capital Corp. 6.000% due 06/15/2012	Sell	0.940	12/20/2010	1.521	(8)	1,500	(8)
Barclays Bank plc	General Electric Capital Corp. 6.000% due 03/20/2012	Sell	0.620	03/20/2011	1.630	(75)	5,700	(75)
Deutsche Bank AG	General Electric Capital Corp. Senior Bond 6.000% due 06/15/2012	Sell	1.500	09/20/2011	1.763	(3)	1,100	(3)
Morgan Stanley Capital Services, Inc.	Panama 8.875% due 02/20/2012	Sell	0.750	01/20/2012	1.150	(7)	1,000	(7)
JP Morgan Chase Bank, N.A.	Panama 8.875% due 01/20/2012	Sell	0.730	01/20/2012	1.150	(21)	3,000	(21)
Citibank NA	CDX HY-8 100 35-100%	Sell	0.355	06/20/2012	N/A	(294)	9,629	(294)
Citibank NA	CDX HY-8 100 35-100%	Sell	0.360	06/20/2012	N/A	(146)	4,815	(146)
Deutsche Bank AG	GMAC LLC 6.875% due 08/28/2012	Sell	4.000	09/20/2012	5.806	(65)	1,600	(65)
Barclays Bank plc	GMAC LLC 6.875% due 08/28/2012	Sell	3.650	09/20/2012	5.806	(124)	2,500	(124)
Citibank NA	GMAC LLC 6.875% due 08/28/2012	Sell	3.720	09/20/2012	5.806	(120)	2,500	(120)
Barclays Bank plc	Ford Motor Credit 7.000% due 09/20/2012	Sell	4.150	09/20/2012	5.651	(84)	2,500	(84)
Barclays Bank plc	GMAC LLC 6.875% due 08/28/2012	Sell	4.800	09/20/2012	5.806	(43)	2,200	(43)

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

Credit Default Swaps Counterparty	Reference Entity	Buy/Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Market Value[e]	Notional Amount (000s)[d]	Appreciation/ (Depreciation) (000s)
Barclays Bank plc	Ford Motor Credit 7.250% due 10/25/2011	Sell	6.150%	09/20/2012	5.651%	$142	$7,200	$142
Barclays Bank plc	Ford Motor Credit 7.000% due 10/01/2013	Sell	5.650	09/20/2012	5.651	8	1,300	8
Barclays Bank plc	Ford Motor Credit 7.000% due 10/01/2012	Sell	5.800	09/20/2012	5.651	5	500	5
Barclays Bank plc	General Electric Credit Corp. 6.000% due 12/20/2012	Sell	0.640	12/20/2012	1.901	(206)	5,600	(206)
Morgan Stanley Capital Services, Inc.	CDX IG9 5Y 15-30%	Sell	0.963	12/20/2012	N/A	113	6,500	113
Deutsche Bank AG	CDX IG9 5Y 30-100%	Sell	0.705	12/20/2012	N/A	273	16,918	273
Morgan Stanley Capital Services, Inc.	Gazprom 8.625% due 02/20/2013	Sell	2.180	02/20/2013	2.341	—	800	—
UBS AG	Gazprom 8.625% due 04/28/2034	Sell	2.180	02/20/2013	2.341	(1)	1,500	(1)
Deutsche Bank AG	General Electric Credit Corp. Senior Bond 5.625% due 09/15/2017	Sell	4.900	12/20/2013	1.933	225	1,900	225 [z]
Citibank NA	SLM Corp. 5.125% due 08/27/2012	Sell	4.850	03/20/2013	8.124	(323)	3,900	(323)
Bank of America NA	SLM Corp. 5.125% due 08/27/2012	Sell	4.800	03/20/2013	8.124	(303)	3,600	(303)
Deutsche Bank AG	BRK Senior Bond 4.625% due 10/15/2013	Sell	0.850	03/20/2013	1.147	(24)	2,800	(24)
BNP Paribas Bank	UBS AG Jersey Senior 5.130% due 03/20/2013	Sell	0.760	03/20/2013	0.736	34	20,470	34
Deutsche Bank AG	CDX IG10 5Y 30-100%	Sell	0.530	06/20/2013	N/A	45	3,889	45 [z]
Barclays Bank plc	International Lease Finance Corp. Senior Bond 4.150% due 01/20/15	Sell	5.000	12/20/2013	11.581	(7)	6,800	(7)
Deutsche Bank AG	AIG Senior Bond 6.250% due 05/01/2036	Sell	5.000	12/20/2013	7.596	39	3,500	39 [z]
Citibank NA	General Electric Credit Corp. Senior Bond 5.625% due 09/15/2017	Sell	3.850	03/20/2014	1.944	725	9,000	725 [z]
JP Morgan Chase Bank, N.A.	Mexico 7.500% due 04/08/2016	Sell	0.920	03/20/2016	1.745	(14)	300	(14)
JP Morgan Chase Bank, N.A.	Panama 8.875% due 09/30/2027	Sell	1.250	01/20/2017	1.733	(13)	500	(13)
Credit Suisse International	Panama 8.875% due 02/20/2017	Sell	1.200	02/20/2017	1.739	(28)	900	(28)
JP Morgan Chase Bank, N.A.	General Electric Credit Corp. Senior Bond 5.625% due 09/15/2017	Sell	5.000	09/20/2011	1.736	48	2,500	48
Citibank NA	General Electric Credit Corp. Senior Bond 6.000% due 06/15/2012	Sell	5.000	06/20/2010	1.412	49	1,000	49
Citibank NA	General Electric Credit Corp. Senior Bond 5.125% due 08/27/2012	Sell	5.000	06/20/2011	1.680	213	2,000	213
Citibank NA	CDX HY8 5Y 35-100%	Sell	0.401	06/20/2012	N/A	(71)	2,407	(71)
Deutsche Bank AG	General Electric Credit Corp. Senior Bond 5.625% due 09/15/2017	Sell	5.000	12/20/2009	1.412	4	900	4

Total Credit Default Swaps								$43

Total Swaps								$44,172

a	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

b	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

c	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

d	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

e	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/ sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

WRITTEN OPTIONS OPEN AT OCTOBER 31, 2009

Description	Number of Shares/Contracts	Strike Price	Expiration Date	Value (000s)
Swap Options (Call)	(72,000,000)	$3.00	Nov-2009	$(17)
Swap Options (Call)	(281,500,000)	3.00	Nov-2009	(66)
Swap Options (Call)	(49,400,000)	3.25	Dec-2009	(290)
Swap Options (Call)	(16,200,000)	3.25	Apr-2010	(208)
Swap Options (Call)	(16,300,000)	3.25	Apr-2010	(209)
Swap Option (Put)	(20,000,000)	3.75	Nov-2009	(1)
Swap Option (Put)	(19,000,000)	3.75	Nov-2009	(1)
Swap Option (Put)	(9,000,000)	3.75	Nov-2009	—
Swap Option (Put)	(55,000,000)	3.75	Nov-2009	(3)
Swap Option (Put)	(120,000,000)	4.00	Nov-2009	(31)
Swap Option (Put)	(5,000,000)	4.35	Nov-2009	(2)
Swap Option (Put)	(6,500,000)	4.35	Nov-2009	(3)
Swap Option (Put)	(7,000,000)	4.35	Nov-2009	(3)
Swap Option (Put)	(4,300,000)	4.35	Nov-2009	(2)
Swap Option (Put)	(41,000,000)	4.25	Dec-2009	(157)
Swap Option (Put)	(16,800,000)	4.25	Dec-2009	(64)
Swap Option (Put)	(1,600,000)	4.25	Dec-2009	(7)
Swap Option (Put)	(10,500,000)	4.25	Dec-2009	(49)
Swap Option (Put)	(86,100,000)	4.25	Apr-2010	(1,724)
Swap Option (Put)	(27,500,000)	4.25	Apr-2010	(551)
Swap Option (Put)	(16,200,000)	4.25	Apr-2010	(324)
Swap Option (Put)	(16,300,000)	4.25	Apr-2010	(326)
Swap Option (Put)	(37,500,000)	5.00	Apr-2010	(321)
Swap Option (Put)	(15,600,000)	5.00	Apr-2010	(134)
Swap Option (Put)	(91,000,000)	5.00	Jun-2010	(386)
Swap Option (Put)	(135,000,000)	5.00	Jun-2010	(573)
Swap Option (Put)	(41,000,000)	5.00	Jun-2010	(174)
Swap Option (Put)	(16,000,000)	5.50	Aug-2010	(75)
Swap Option (Put)	(35,000,000)	5.50	Aug-2010	(165)
Swap Option (Put)	(51,300,000)	6.00	Aug-2010	(267)
Swap Option (Put)	(22,700,000)	6.00	Aug-2010	(118)
Swap Option (Put)	(3,000,000)	6.00	Aug-2010	(16)
Swap Option (Put)	(22,500,000)	6.00	Aug-2010	(178)
Swap Option (Put)	(12,000,000)	6.00	Aug-2010	(95)
Swap Option (Put)	(26,000,000)	5.50	Sep-2010	(122)
Swap Option (Put)	(80,500,000)	6.00	Sep-2010	(635)
Swap Option (Put)	(244,100,000)	6.00	Sep-2010	(1,270)
US Treasury Notes 10 year Future (Call)	(44)	119.50	Nov-2009	(19)
US Treasury Notes 10 year Future (Call)	(137)	120.00	Nov-2009	(39)
US Treasury Notes 10 year Future (Call)	(425)	120.00	Dec-2009	(140)
US Treasury Notes 10 year Future (Call)	(108)	120.50	Nov-2009	(19)
US Treasury Notes 10 year Future (Call)	(105)	121.00	Nov-2009	(10)
US Treasury Notes 10 year Futures (Put)	(564)	112.00	Dec-2009	(106)
US Treasury Notes 10 year Futures (Put)	(132)	115.00	Nov-2009	(12)

Written options outstanding, at value (premiums received of $15,641)				$(8,912)

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

FIXED INCOME INVESTMENTS SOLD SHORT AT OCTOBER 31, 2009

Par Value (000s)	Security	Value (000s)
$(16,000)	Federal Home Loan Mortgage Corporation TBA	$(16,768)
(282,000)	Federal National Mortgage Association TBA	(295,502)

	Fixed Income Investments Sold Short, at value (proceeds $309,765)	$(312,270)

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2009 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset-Backed Securities	$—	$93,161	$—	$93,161
Bank Loan Obligations	—	12,237	—	12,237
Collateralized Mortgage Obligations	—	152,752	—	152,752
Common Stock	4,086	—	—	4,086
Convertible Bonds	121	—	—	121
Corporate Bond & Notes	—	1,381,188	18,904	1,400,092
Foreign Government Obligations	1,251	160,377	—	161,628
Mortgage Pass-Through	—	1,854,048	—	1,854,048
Municipal Bonds	—	62,198	—	62,198
U.S. Government Agencies	—	20,119	—	20,119
U.S. Government Obligations	—	936,496	—	936,496
Short-Term Investments				—
Commercial Paper	—	1,099	—	1,099
Repurchase Agreements	—	1,313,537	—	1,313,537
U.S. Treasury Bills	—	3,874	—	3,874

Total Investments in Securities	5,458	5,991,086	18,904	6,015,448

Investments In Other Financial Instruments
Forward Currency Contracts	—	726	—	726
Futures Contracts	24,166	2,071	—	26,237
Options-Written	(344)	(8,568)	—	(8,912)
Securities Sold Short	—	(312,270)	—	(312,270)
Swap Agreements	—	43,122	1,050	44,172

Total Investments in Other Financial Instruments	23,822	(274,919)	1,050	(250,047)

Total Investments	$29,280	$5,716,167	$19,954	$5,765,401

The following is a reconciliation of the Fund’s Level 3 investment during the period ended October 31,2009.

Valuation Description	Beginning Balance at 10/31/2008	Net Purchases/ (Sales)	Accrued Discount/ (Premium)	Total Realized Gain/(Loss)[w]	Change in Unrealized Appreciation/ (Depreciation)[w]	Net Transfers In/(Out) of Level 3	Ending Balance as of 10/31/2009[x]
Corporate Bonds & Notes	$21,197	$15,091	$1,952	$11	$3,225	$(22,572)	$18,904
Swap Agreements	(46)	(49)	—	58	1,087	—	1,050

Total	$21,151	$15,042	$1,952	$69	$4,312	$(22,572)	$19,954

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

Harbor Bond Fund

PORTFOLIO OF INVESTMENTS—Continued

*	Security in default.

1	At October 31, 2009, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 to the Financial Statements.) The securities pledged had an aggregate market value of $4,208,246 or 71% of net assets.

2	These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A of the Securities Act of 1933. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service selected by the adviser (Harbor Capital Advisors, Inc.), or using valuation procedures approved by the Board of Trustees. At October 31, 2009, these securities were valued at $388,142 or 6% of net assets.

3	MTN after the name of a security stands for Medium Term Note.

4	Floating rate security. The stated rate represents the rate in effect at October 31, 2009.

5	Variable rate security. The stated rate represents the rate in effect at October 31, 2009.

6	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

7	Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

w	The amounts in this category are included in the “Realized and Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations.

x	The amounts in this category include ($2,116) of Unrealized Gain/(Loss) included in the “Realized and Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations.

z	Fair Valued by Harbor Funds’ Valuation Committee.

AUD$	Australian Dollar.

R$	Brazilian Real.

£	British Pound.

€	Euro.

The accompanying notes are an integral part of the Financial Statements.

Harbor Real Return Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Pacific Investment Management Company LLC (“PIMCO”)

840 Newport Center Drive

P. O. Box 6430

Newport Beach, CA

92658-6430

PORTFOLIO MANAGER

Mihir Worah

Since 2007

PIMCO has subadvised the Fund since its inception on December 1, 2005.

INVESTMENT GOAL

Maximum real return, consistent with preservation of real capital.

PRINCIPAL STYLE
CHARACTERISTICS

Inflation-indexed fixed income securities.

Mihir Worah

Management’s Discussion of

Fund Performance

MARKET REVIEW

During the start of the fiscal year most fixed income securities lost ground along with other financial assets as the most severe credit crisis since the 1930s rocked global markets. Massive de-leveraging arising from the subprime mortgage crisis produced an upheaval in the U.S. financial system, and an unprecedented level of intervention by the Federal Reserve and U.S. Treasury was implemented during the fiscal year. Through the end of calendar year 2008 interest rates fell worldwide and yield curves in the U.S., Europe, and the U.K. steepened as investors fled to the safety of government bonds, especially those with shorter maturities.

During calendar 2009 interest rates rose and capital flowed back toward riskier assets. Government policy initiatives helped restore a measure of stability to financial markets after the extreme stress and volatility of 2008. Higher U.S. Treasury yields were a drag on economic recovery as they muted the impact of narrower yield and credit premiums for borrowers, especially in the home mortgage market. While some of the weakening in U.S. Treasury valuations could be explained by a reversal of 2008’s flight to liquidity and quality, other factors were in play as well. Investors worried that the massive new issuance of U.S. Treasurys looming on the horizon would overwhelm demand. Another concern was that the Fed’s injection of liquidity into the economy via purchases of U.S. Treasurys and other securities, a tactic known as quantitative easing, would eventually fuel inflation once the economy started to recover.

PERFORMANCE

The Harbor Real Return Fund outperformed its benchmark, the Barclay’s Capital U.S. Treasury Inflation-Protected securities (TIPS) Index, for the fiscal year ended October 31, 2009. The Fund returned 20.73% (Institutional Class) and 20.52% (Administrative Class), while the benchmark returned 17.15%.

The following is a summary of the main contributors to the portfolio’s performance relative to its benchmark.

•

Overweight U.S. nominal duration. An emphasis on nominal, or conventional (not inflation-linked), securities in the U.S. added to performance as yields fell in the U.S. amid a flight to quality in the first half of the fiscal year.

•

Overweight non-U.S. nominal duration. Outside the U.S., a focus on nominal duration in the eurozone and the U.K. added to returns as yields fell worldwide and investors continued to seek safety in government bonds.

•

Overweight Japanese inflation-linked bonds. Real yields fell in Japan over the fiscal year as buyers continued to return to the market amid better liquidity and as Japan’s Ministry of Finance continued to support the market.

•

Nominal curve steepening biases. In the U.S., the U.K., and the eurozone, the portfolio was positioned for yield curve steepening, which added to performance as yield curves steepened worldwide over the fiscal year.

•	Exposure to financials. This was a source of outperformance for the fiscal year as financials rallied in 2009 and spreads narrowed significantly.

•	Exposure to agency mortgage-backed securities (MBS). These bonds outperformed U.S. Treasurys, as they benefited from the Fed’s MBS Purchase Program.

Harbor Real Return Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
U.S. Treasury Notes (1.875% - 07/15/2015)	15.6%
U.S. Treasury Bonds (3.875% - 04/15/2029)	9.2%
U.S. Treasury Bonds (2.375% - 01/15/2025)	6.5%
U.S. Treasury Notes (3.000% - 07/15/2012)	5.7%
U.S Treasury Notes (1.250% - 04/15/2014)	5.7%
U.S Treasury Bonds (1.875% - 07/15/2019)	5.1%
U.S. Treasury Bonds (2.000% - 01/15/2026)	4.2%
U.S. Treasury Bonds (2.375% - 01/15/2027)	4.2%
U.S. Treasury Notes (2.000% - 01/15/2016)	3.1%
Macquaire Bank Ltd. (3.300% - 07/17/2014)	3.1%

Detractors from portfolio performance relative to the benchmark included an emphasis on U.S. nominal duration bonds vs. Treasury Inflation-Protected Securities (TIPS). Although the portfolio’s emphasis on nominal U.S. duration added to returns as nominal yields fell, the lack of a position in U.S. TIPS detracted from relative returns as TIPS significantly outperformed nominal U.S. Treasury bonds.

OUTLOOK AND STRATEGY

We believe the most likely outcome for the U.S. economy will be a weak recovery in 2010 after a temporary boost in the latter half of this year. On the downside, the U.S. could slip back into recession sometime next year. We also think emerging economies, especially China, should continue to grow at a faster pace than the developed world, and that substantial excess capacity in labor and product markets should keep inflation low over a cyclical time frame.

With respect to portfolio strategy, we plan to:

•

Tactically reduce risk exposures after rallies in non-Treasury assets have caused valuations to richen; this should help protect the portfolio if the economy slips back into recession and allow us to focus on reinvesting later at more attractive valuations.

•	Target above-index duration via exposure to nominal bonds, as longer-maturity yields could fall if the economy weakens.

•	Retain money market futures positions in the U.S., as we expect the Fed to tighten more slowly than markets anticipate.

•	Likely maintain an underweighted TIPS exposure in favor of nominal bonds; disinflationary pressures could cause TIPS to underperform nominal Treasurys.

•	Retain nominal bond duration exposure relative to inflation-linked securities in the eurozone; disinflationary pressures could continue to cause inflation-linked bonds to underperform.

•	Continue to pare holdings of mortgage-backed securities, which are expected to decline as the Fed’s mortgage purchase program nears its end next March.

•	Maintain exposure to Japan’s inflation-linked bonds as the current level of relatively high real yields does not reflect our expectations of continued slow economic growth.

•	Trim corporate bond positions, especially those that have appreciated most, such as senior bonds of high quality banks.

This report contains the current opinions of Pacific Investment Management Company LLC at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income securities are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. The use of derivative instruments may add additional risk. The Fund is non-diversified which means that it may concentrate its assets in a smaller number of issuers, making it more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Real Return Fund

FUND SUMMARY—October 31, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2025

Cusip	411511520

Ticker	HARRX

Inception Date	12/01/2005

Net Expense Ratio	0.60%

Total Net Assets (000s)	$181,592

ADMINISTRATIVE CLASS

Fund #	2225

Cusip	411511512

Ticker	HRRRX

Inception Date	12/01/2005

Net Expense Ratio	0.85%

Total Net Assets (000s)	$552

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Average Market Coupon	2.20%	2.26%

Yield to Maturity	1.82%	-0.82%

Current 30-Day Yield (Institutional Class)	0.77%	N/A

Weighted Average Maturity	9.15 years	8.94 years

Weighted Average Duration	6.50 years	6.30 years

Weighted Average Credit Quality	AAA	AAA

Portfolio Turnover Rate (Year Ended 10/31/2009)	496%	N/A

CREDIT QUALITY (% of investments)

(Excludes short-term investments)

AAA	92%

AA	4%

A	5%

BBB	0%

BB	0%

B	-1%

Below B	0%

Unrated	0%

FUND CATEGORY

The style box reflects the weighted average of maturity and credit quality of the collective portfolio holdings; individual investments may have different characteristics.

MATURITY PROFILE (% of investments)

0 to 1 yr.	14.04%

>1 to 5	38.78%

>5 to 10	15.71%

>10 to 15	0.46%

>15 to 20	6.57%

>20 to 25	1.66%

>25 yrs.	-0.01%

Harbor Real Return Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 12/01/2005 through 10/31/2009

The graph compares a $10,000 investment in the Fund with the performance of the Barclays Capital U.S. TIPS Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2009
Harbor Real Return Fund
Institutional Class	20.73%	N/A	5.43%	12/01/2005	$12,304
Comparative Index
Barclays Capital U.S. TIPS	17.15%	4.83%	5.38%	—	$12,280

Administrative Class

CHANGE IN A $10,000 INVESTMENT

For the period 12/01/2005 through 10/31/2009

The graph compares a $10,000 investment in the Fund with the performance of the Barclays Capital U.S. TIPS Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2009
Harbor Real Return Fund
Administrative Class	20.52%	N/A	5.18%	12/01/2005	$12,188
Comparative Index
Barclays Capital U.S. TIPS	17.15%	4.83%	5.38%	—	$12,280

As stated in the Fund’s current prospectus, the expense ratios were 0.60% (Net) and 0.76% (Gross) (Institutional Class); and 0.85% (Net) and 1.05% (Gross) (Administrative Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus. The net expense ratios reflect voluntary fee waivers which may be discontinued at any time without notice, although the adviser has no present intention to do so.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—October 31, 2009

Total Investments (% of net assets)

(Excludes net cash, short-term investments, and derivative positions of 0.3%)

ASSET-BACKED SECURITIES—1.1%
Principal Amount (000s)		Value (000s)

	Allya Auto Receieable Trust Inc.
$1,300	1.320%—03/15/2012[1,2]	$1,302
	Chase Issuance Trust
800	0.265%—03/15/2013[2,3]	797

TOTAL ASSET-BACKED SECURITIES (Cost $2,092)		2,099

COLLATERALIZED MORTGAGE OBLIGATIONS—0.3%
	Bear Stearns Adjustable Rate Mortgage Trust
	Series 2005-2 Cl. A1
24	2.860%—03/25/2035[2,3]	22
	Series 2005-2 Cl. A2
8	2.196%—03/25/2035[2,3]	7
	Pass Through Certificates Series 2005-5 Cl. A1
14	2.460%—08/25/2035[2,3]	12
	Pass Through Certificates Series 2005-5 Cl. A2
24	4.550%—08/25/2035[2,3]	22

		63

	Federal Home Loan Mortgage Corp. REMIC[4]
116	5.500%—05/15/2016[2]	118
	Federal Home Loan Mortgage Corp. REMIC[4]
304	0.475%—02/15/2019[2,3]	304

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $489)		485

CORPORATE BONDS & NOTES—14.2%
	Allstate Life Global Funding Trust MTN[5]
300	5.375%—04/30/2013[2]	322
	American Express Credit Corp
140	7.300%—08/20/2013[2]	157
	American Honda Finance MTN[5]
900	1.042%—06/20/2011[1,2,3]	900
	Bank Of America Auto Trust
1,200	1.160%—02/15/2012[1,2]	1,203
	BCAP LLC Trust
135	0.414%—01/25/2037[2,3]	77
	Caterpillar Financial Services Corp MTN[5]
900	1.033%—06/24/2011[2,3]	907
	Citigroup Funding Inc.
700	6.125%—05/15/2018[2]	710

CORPORATE BONDS & NOTES—Continued
Principal Amount (000s)		Value (000s)

	Citigroup Funding Inc. MTN[5]
$500	1.518%—05/07/2010[2,3]	$501
	Commonwealth Bank of Australia
3,000	0.573%—09/17/2014[1,2,3]	2,994
	Credit Suisse USA Inc. MTN[5]
600	5.000%—05/15/2013[2]	641
	Ford Credit Auto Owner Trust
825	0.357%—09/15/2010[1,2]	824
	Ford Motor Auto Owner Trust
	Series 2008-C Cl. A2B
234	1.145%—01/15/2011[2,3]	234
	Ford Motor Credit Co llc.
100	7.800%—06/01/2012[2]	98
	GATX Financial Corp.
1,000	5.800%—03/01/2016[2]	894
	HBOS plc
300	6.750%—05/21/2018[1,2]	278
	Hewlett-Packard Co.
700	0.471%—03/01/2012[2,3]	699
	John Deere Capital Corp.
900	1.052%—06/10/2011[2,3]	907
	LeasePlan Corp NV.[1]
200	3.000%—05/07/2012[2]	206
	Lehman Brothers Holdings Inc. MTN*[5]
100	6.875%—05/02/2018	17
	Macquaire Bank Ltd.
5,500	3.300%—07/17/2014[1,2]	5,580
	Merril Lynch Inc MTN.
1,500	0.544%—06/05/2012[2]	1,438
	Met Life Global Funding
300	2.202%—06/10/2011[1,2]	300
200	1.418%—09/17/2012[1,2]	200

		500

	Metropolitan Life Global Funding
700	1.035%—06/25/2010[1,2,3]	701
100	5.125%—04/10/2013[1,2]	106

		807

	Morgan Stanley MTN[5]
1,000	2.550%—05/14/2010[2,3]	1,011
	National Rural Utility Corp.
1,000	1.065%—07/01/2010[2,3]	1,004
	New York Life Global Funding
200	4.650%—05/09/2013[1,2]	212
	Pricoa Global Funding
600	1.130%—06/04/2010[1,2,3]	597
500	0.381%—01/30/2012[1,2,3]	475

		1,072

	SLM Corp.
740	0.950%—05/03/2019[2]	309
	Wachovia Corp.
1,500	0.511%—03/01/2012[2]	1,461

TOTAL CORPORATE BONDS & NOTES (Cost $26,018)		25,963

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

FOREIGN GOVERNMENT OBLIGATIONS—1.0%
(Cost $1,556)
Principal Amount (000s)		Value (000s)

	Japanese Government CPI Linked Bond
$168,810	1.400%—06/10/2018[2,6]	$1,744

MORTGAGE PASS-THROUGH—0.7%
	Citigroup Mortgage Loan Trust Inc.
635	1.044%—08/25/2035[1,2,3]	403
	Government National Mortgage Association
136	6.000%—01/15/2038[2]	140
	Residential Accredit Loans Inc.
200	0.424%—06/25/2046[2,3]	79
	Residential Asset Securitization Trust
133	0.644%—01/25/2046[2,3]	63
	Structured Asset Mortgage Investments
116	0.454%—05/25/2046[2,3]	66
	WAMU Mortgage Pass thru Certificate
664	5.605%—11/25/2036[2]	507
	WAMU Mortgage Pass thru Certificate
93	2.881%—09/25/2033[2,3]	86

TOTAL MORTGAGE PASS-THROUGH (Cost $1,532)		1,344

U.S. GOVERNMENT OBLIGATIONS—82.4%
	U.S. Treasury Bonds
649	1.750%—01/15/2028[2,6]	626
8,794	1.875%—07/15/2019[2,6]	9,200
8,871	2.000%—07/15/2014[2,6]	9,026
18,443	2.375%—01/15/2025[2,6]	19,604
4,916	2.500%—01/15/2029[2,6]	5,302
2,432	3.375%—04/15/2032[2,6]	3,018
3,336	3.625%—04/15/2028[2,6]	4,145
12,931	3.875%—04/15/2029[2,6]	16,707

		67,628

	U.S. Treasury Notes
4,901	0.625%—04/15/2013[2,6]	4,950
230	0.875%—04/30/2011[2,6]	231
10,096	1.250%—04/15/2014[2,6]	10,380
901	1.375%—07/15/2018[2,6]	906
678	1.625%—01/15/2015[2,6]	702
31,892	1.875%—07/15/2013-07/15/2015[2,6]	33,467
6,072	2.000%—04/15/2012-01/15/2016[2,6]	6,389

U.S. GOVERNMENT OBLIGATIONS—Continued

Principal Amount (000s)		Value (000s)
$4,523	2.125%—01/15/2019[2,6]	$4,822
2,718	2.375%—04/15/2011[2,6]	2,815
1,605	2.375%—01/15/2017[2,6]	1,733
748	2.500%—07/15/2016[2,6]	814
2,291	2.625%—07/15/2017[2,6]	2,524
9,723	3.000%—07/15/2012[2,6]	10,451
2,108	3.500%—01/15/2011[2,6]	2,203

		82,387

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $145,319)		150,015

SHORT-TERM INVESTMENTS—2.6%
BANK OBLIGATIONS—1.4%
	Federal Home Loan Bank Discount Notes
300,000	0.184%—11/13/2009	300
	Istituto Bancario SA2
900,000	3.316%—06/09/2010	900
	UBS AG2
1,500,000	3.750%—07/01/2010	1,500

		2,700

REPURCHASE AGREEMENTS—1.2%
900	Repurchase Agreement with Barclay’s Capital dated October 30, 2009 due November 2, 2009 at 0.010% collateralized by Federal Home Loan Mortgage Corporation (market value $921)	900
1,158	Repurchase Agreement with State Street Corp. dated October 30, 2009 due November 2, 2009 at 0.010% collateralized by Federal Home Loan Mortgage Corporation (market value $1,185)	1,158

		2,058

TOTAL SHORT-TERM INVESTMENTS (Cost $4,758)		4,758

TOTAL INVESTMENTS—102.3% (Cost $181,765)		186,408
CASH AND OTHER ASSETS, LESS LIABILITIES—(2.3)%		(4,264)

TOTAL NET ASSETS—100.0%		$182,144

FORWARD CURRENCY CONTRACTS OPEN AT OCTOBER 31, 2009

Currency	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
British Pound Sterling (Sell)	$154	$153	Nov-2009	$(1)
Chinese Yuan (Buy)	364	368	Mar-2010	(4)
Chinese Yuan (Buy)	922	915	Jun-2010	(6)
Euro Currency (Buy)	117	118	Nov-2009	(1)
Euro Currency (Sell)	229	228	Nov-2009	(1)
Japanese Yen (Buy)	618	606	Nov-2009	13
Japanese Yen (Sell)	2,403	2,415	Nov-2009	13
Malaysian Ringgit (Buy)	4	4	Nov-2009	—
Malaysian Ringgit (Buy)	—	—	Feb-2010	—
Malaysian Ringgit (Sell)	1	1	Nov-2009	—
Mexican Peso (Buy)	1,327	1,300	Nov-2009	27

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

FORWARD CURRENCY CONTRACTS—Continued

Currency	Market Value (000s)	Aggregate Face Value (000s)	Delivery Date	Unrealized Appreciation/ (Depreciation) (000s)
Mexican Peso (Buy)	$1,004	$1,017	Apr-2010	$(13)
Mexican Peso (Sell)	1,025	1,039	Nov-2009	14
Philippine Peso (Buy)	2	2	Nov-2009	—
Philippine Peso (Sell)	2	2	Nov-2009	—
Philippine Peso (Sell)	3	3	Apr-2010	—
South Korean Won (Buy)	302	300	Nov-2009	2
South Korean Won (Buy)	122	120	Jul-2010	2
South Korean Won (Buy)	1,005	1,000	Feb-2011	5
South Korean Won (Sell)	20	20	Nov-2009	—

				$50

FUTURES CONTRACTS OPEN AT OCTOBER 31, 2009

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
Euribor Interest Rate 3 Month (Buy)	28	€7,000	Sep-2010	$33
Euribor Interest Rate 3 Month (Buy)	6	1,500	Dec-2010	4
Eurodollar Futures CME 90 Day (Buy)	6	$1,500	Dec-2009	7
Eurodollar Futures CME 90 Day (Buy)	118	29,500	Mar-2010	151
Eurodollar Futures CME 90 Day (Buy)	103	25,750	Jun-2010	123
United Kingdom Pound Sterling Interest Rate 3 Month (Buy)	8	£1,000	Jun-2010	11

				$329

SWAP AGREEMENTS OPEN AT OCTOBER 31, 2009

Interest Rate Swaps Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000s)		Unrealized Appreciation/ (Depreciation) (000s)
Morgan Stanley Capital Services, Inc.	Brazil Cetip Interbank Deposit	Pay	10.120%	01/02/2012	R$	100	$(1)
Barclays Capital, plc	Brazil Cetip Interbank Deposit	Pay	10.680	01/02/2012		1,000	(6)
Morgan Stanley Capital Services, Inc	Brazil Cetip Interbank Deposit	Pay	11.600	01/02/2012		2,800	(2)
Morgan Stanley Capital Services, Inc.	Brazil Cetip Interbank Deposit	Pay	12.540	01/02/2012		400	8
HSBC Bank USA, NA	Brazil Cetip Interbank Deposit	Pay	14.765	01/02/2012		500	18 [z]
JP Morgan Chase	5-Year French CPI Ex Tobacco	Pay	2.261	07/14/2011		€400	25
BNP Paribas	5-Year French CPI Ex Tobacco	Pay	1.987	12/15/2011		100	3

Total Interest Rate Swaps							$45

Credit Default Swaps Counterparty	Reference Entity	Buy/Sell[a,b]	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread[c]	Market Value[e]	Notional Amount (000s)[d]	Appreciation/ (Depreciation) (000s)
Deutsche Bank	CDX HY12 5-Year	Buy	5.000%	06/20/2014	N/A	$8	$846	$6
UBS AG	CDX HY12 5-Year	Buy	5.000	09/20/2014	N/A	(1)	376	(3)
Citibank NA	GATX Financial Corporation 5.800 due 3/20/2016	Buy	1.070	03/20/2016	1.637%	32	1,000	31

Total Credit Default Swaps								$34

Total Swaps								$79

a	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

b	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

SWAP AGREEMENTS—Continued

c	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identifìed as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

d	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defìned under the terms of that particular swap agreement.

e	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profìt) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

WRITTEN OPTIONS OPEN AT OCTOBER 31, 2009

Description	Number of Shares/Contracts	Strike Price	Expiration Date	Value (000s)
Swap Option (Call)	(2,000,000)	$3.00	Nov-2009	$—
Swap Option (Put)	(300,000)	3.42	Nov-2009	—
Swap Option (Put)	(200,000)	3.42	Nov-2009	—
Swap Option (Put)	(1,000,000)	3.42	Nov-2009	—
Swap Option (Put)	(2,600,000)	3.75	Nov-2009	—
Swap Option (Put)	(4,000,000)	3.75	Nov-2009	—
Swap Option (Put)	(2,000,000)	3.75	Nov-2009	—
Swap Option (Put)	(2,000,000)	4.00	Nov-2009	(1)
Swap Option (Put)	(1,000,000)	4.00	Nov-2009	—
Swap Option (Put)	(4,900,000)	4.25	Dec-2009	(19)
Swap Option (Put)	(3,000,000)	5.00	Jun-2010	(13)
Swap Option (Put)	(1,000,000)	5.00	Jun-2010	(5)
Swap Option (Put)	(2,000,000)	5.50	Aug-2010	(10)
Swap Option (Put)	(2,000,000)	6.00	Aug-2010	(10)
Swap Option (Put)	(3,900,000)	6.00	Aug-2010	(20)
				—

Written options outstanding, at value (premiums received of $270)				$(78)

FAIR VALUE MEASUREMENTS

The following table summarizes the Fund’s investments as of October 31, 2009 based on the inputs used to value them.

Asset Category	Quoted Prices Level 1 (000s)	Other Significant Observable Inputs Level 2 (000s)	Significant Unobservable Inputs Level 3 (000s)	Total (000s)
Investments in Securities
Asset Backed Securities	$—	$2,099	$—	$2,099
Collateralized Mortgage Obligations	—	485	—	485
Corporate Bond & Notes	—	25,963	—	25,963
Foreign Government Obligations	—	1,744	—	1,744
Mortgage-Pass Through	—	1,344	—	1,344
U.S. Government Obligations	—	150,015	—	150,015

Short-Term Investments
Bank Obligations	—	2,700	—	2,700
Repurchase Agreements	—	2,058	—	2,058

Total Investments in Securities	—	186,408	—	186,408

Investments in Other Financial Instruments
Forward Currency Contracts	—	50	—	50
Futures Contracts	281	48	—	329
Options-Written	—	(78)	—	(78)
Securities Sold Short	—	—	—	—
Swap Agreements	—	61	18	79

Total Investments in Other Financial Instruments	281	81	18	380

Total Investments	$281	$186,489	$18	$186,788

Harbor Real Return Fund

PORTFOLIO OF INVESTMENTS—Continued

FAIR VALUE MEASUREMENTS—Continued

The following is a reconciliation of the Fund’s Level 3 investment during the period ended October 31,2009.

Valuation Description	Beginning Balance at 10/31/2008	Net Purchases/ (Sales)	Accrued Discount/ (Premium)	Total Realized Gain/(Loss)[w]	Change in Unrealized Appreciation/ (Depreciation)[w]	Net Transfers In/(Out) of Level 3	Ending Balance as of 10/31/2009[x]
Swap Agreements	$(11)	$—	$—	$—	$29	$—	$18

For more information on valuation inputs and their aggregation into the levels used in the table above, please refer to Fair Value Measurements in Note 2 of the accompanying Notes to Financial Statements.

*	Security in default.

1	These securities maybe resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A of the Securities Act. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service selected by the adviser (Harbor Capital Advisors, Inc.), or using valuation procedures approved by the Board of Trustees. At October 31, 2009, these securities were valued at $16,281 or 9% of net assets.

2	At October 31, 2009, a portion of securities held by the Fund were pledged to cover margin requirements for open future contracts, written options on futures contracts and swap options. (See Note 2 to the Financial Statements.) The securities pledged had an aggregate market value of $184,033 or 101% of net assets.

3	Floating rate security. The stated rate represents the rate in effect at October 31, 2009.

4	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

5	MTN after the name of a security stands for Medium Term Note.

6	Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

w	The amounts in this category are included in the “Realized and Unrealized Gain/(Loss) on Investment Transactions” section of Statement of Operations.

x	The amounts in this category include ($18) of Unrealized Gain/(Loss) included in the “Realized and Unrealized Gain/(Loss) on Investment Transactions” section of the Statement of Operations.

z	Fair Valued by Harbor Funds’ Valuation Committee.

R$	Brazilian Real.

£	British Pound.

€	Euro.

The accompanying notes are an integral part of the Financial Statements.

Harbor Short Duration Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Fischer Francis Trees & Watts, Inc.

200 Park Avenue

New York, NY 10166

PORTFOLIO MANAGER

Ken O’Donnell, CFA

Since 2003

FFTW has subadvised the Fund since its inception in 1992.

INVESTMENT GOAL

Total return that is consistent with preservation of capital.

PRINCIPAL STYLE
CHARACTERISTICS

High quality short-term bonds.

Ken O’Donnell

Management’s Discussion of

Fund Performance

MARKET REVIEW

The world changed significantly over the last 12 months. We started the fiscal year in the depths of a recession, precipitated largely by the credit crisis that emerged following the Lehman Brothers bankruptcy. Market conditions were extremely challenging during this difficult period. Ultimately, the Federal Reserve helped stabilize the market with the creation of various programs designed to provide liquidity to the banking system. Funding pressures abated and markets calmed. In the months following the liquidity crisis, the economic environment slowly improved as the credit markets stabilized. Risky assets rebounded sharply as systemic risks declined. Despite positive developments in the financial markets, the fixed income markets continued to experience an extremely low interest rate environment.

The crisis had a significant impact on the domestic economy. Real GDP contracted at a pace not experienced since the early 1980s. Manufacturing declined, consumer sentiment turned decisively negative, and consumption virtually ceased. Commercial property vacancies began to dot the landscape as corporate bankruptcies emerged. Job losses escalated, driving the unemployment rate to 10%. The economy returned to growth in the third calendar quarter of 2009, as government intervention, in the form of fiscal and monetary stimulus, provided the support needed to reverse the contraction. Evidence of the recovery was most apparent in manufacturing data, which exhibited steady monthly increases. The labor markets, however, continued to lag. Job losses were more severe in this contraction than in others experienced in the post war period and continued to mount late in the cycle. A significant increase in consumption would seem unlikely to occur until after the unemployment rate peaks.

A consequence of monetary stimulus is depressed short-term interest rates. In the past year, short-term government yields remained at the lowest levels in history. The low interest rate environment can be attributed to the near-zero federal funds target rate. Although demand for short-dated government securities remains robust, the slope of the government yield curve continued to increase in anticipation of a shift in the rate cycle. Markets are currently forecasting an increase in policy rates by mid year 2010.

The low interest rate environment has not reduced the relative attractiveness of credit securities. Credit spreads remain wide by historical standards and continue to provide diversified opportunities to improve portfolio returns. Improving economic conditions have reduced the event risk in the credit sector during the last year. Investor appetite for short-term credit remains robust, resulting in steep credit curves.

PERFORMANCE

The Harbor Short Duration Fund returned 1.40% (Institutional Class), and 1.13% (Administrative Class) for the 12 months ended October 31, 2009, compared with a 2.74% return for its benchmark, the BofA Merrill Lynch 1-3 Year US Treasury Index.

The performance of the Fund can be attributed to the portfolio’s holdings of non-government fixed income securities. More specifically, the non-agency residential mortgage-backed securities sector of the fixed income universe underperformed comparable-duration U.S. Treasurys during the fiscal year.

Interest rate strategies added marginally to incremental performance. The duration of the portfolio was maintained at a level shorter than the benchmark as the yield curve steepened, resulting in a positive contribution to incremental performance.

Harbor Short Duration Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
U.S. Treasury Notes (1.125% - 01/15/2012)	35.4%
Federal Home Loan Mortgage Corp. (4.750% - 01/18/2011)	16.6%
U.S. Treasury Notes (3.125% - 08/31/2013)	8.3%
Federal Home Loan Mortgage Corp. REMIC (4.375% - 04/15/2015)	2.6%
Federal Home Loan Mortgage Corp. REMIC (0.795% - 02/15/2025)	2.4%
Countrywide Asset-Backed Certificates (0.704% - 10/25/2035)	2.1%
Government National Mortgage Association (0.795% - 10/16/2029)	1.9%
Federal National Mortgage Association REMIC (0.781% - 05/18/2027)	1.7%
Wells Fargo Home Equity Trust (0.624% - 12/25/2035)	1.7%
Residential Asset Securities Corp. (0.674% - 03/25/2035)	1.7%

OUTLOOK AND STRATEGY

Though the timing is uncertain, we believe that we are likely to experience a turn in the interest rate cycle within the next 12 months. A general improvement in economic conditions should prompt the Federal Reserve Board to reduce the level of excess reserves in the banking system prior to an increase in inflation expectations. In the previous cycle, normalization of short-term interest rates occurred over a three-year period. While the removal of policy accommodation may not follow the same path, we believe that the process is likely to occur over a similar length of time. In our view, monetary policy rates will remain anchored for the near term and the yield curve will continue to grow steeper as the turn in the cycle approaches. Credit markets should continue to normalize with a continued contraction in credit spreads.

The Fund is positioned to benefit from improving conditions in the fixed income markets. We think future performance will be driven by credit and interest rate strategies that are expected to outperform in this environment. In addition, the Fund will likely continue to experience a contribution to incremental performance from amortization of discounted securities in the non-agency mortgage sector.

We continue to manage the portfolio with a focus on long-term performance while remaining mindful of the short-term risks that are inherent with owning spread securities.

This report contains the current opinions of Fischer Francis Trees & Watts, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Fixed income investments are affected by interest rate changes and the creditworthiness of the issues held by the Fund. A rise in interest rates will cause a decrease in the value of fixed income securities. Such an event would have an adverse effect on the Fund. The use of derivative instruments may add additional risk. There may be a greater risk that the Fund could lose money due to prepayment and extension risks because the Fund invests heavily at times in asset-backed and mortgage-related securities. The Fund may engage in active and frequent trading to achieve its principal strategies. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Short Duration Fund

FUND SUMMARY—October 31, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2016

Cusip	411511702

Ticker	HASDX

Inception Date	01/01/1992

Net Expense Ratio*	0.38%

Total Net Assets (000s)	$37,843

ADMINISTRATIVE CLASS

Fund #	2216

Cusip	411511678

Ticker	HRSDX

Inception Date	11/01/2002

Net Expense Ratio*	0.63%

Total Net Assets (000s)	$69

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Average Market Coupon	1.98%	2.38%

Yield to Maturity	4.54%	0.88%

Current 30-Day Yield (Institutional Class)	0.62%	N/A

Weighted Average Maturity	2.42 years	1.97 years

Weighted Average Duration	1.71 years	1.92 years

Weighted Average Credit Quality	AAA	AAA

Portfolio Turnover Rate (Year Ended 10/31/2009)	52%	N/A

CREDIT QUALITY (% of investments)

(Excludes short-term investments)

AAA	84.3%

AA	7.6%

A	0.9%

BBB	0.1%

BB	2.1%

B	0.7%

CCC	1.3%

CC	1.5%

Unrated	1.5%

FUND CATEGORY

The style box reflects the weighted average of maturity and credit quality of the collective portfolio holdings; individual investments may have different characteristics.

MATURITY PROFILE (% of investments)

0 to 1 yr.	33.6%

>1 to 5	52.4%

>5 to 10	5.8%

>10 to 15	4.2%

>15 to 20	1.3%

>20 to 25	2.1%

>25 yrs.	0.5%

*	Excludes interest expense from reverse repurchase agreements.

Harbor Short Duration Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/1999 through 10/31/2009

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch 1 to 3 YR US Treasury Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2009
Harbor Short Duration Fund
Institutional Class	1.40%	2.47%	3.29%	01/01/1992	$13,825
Comparative Index
BofA Merrill Lynch 1-3 YR US Treasury	2.73%	4.02%	4.53%	—	$15,579

Administrative Class

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 10/31/2009

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch 1 to 3 YR US Treasury Index. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2009
Harbor Short Duration Fund
Administrative Class	1.13%	2.18%	1.93%	11/01/2002	$11,436
Comparative Index
BofA Merrill Lynch 1-3 YR US Treasury	2.73%	4.01%	3.40%	—	$12,634

As stated in the Fund’s current prospectus, the expense ratios were 0.38% (Net) and 0.44% (Gross) (Institutional Class); and 0.63% (Net) and 0.70% (Gross) (Administrative Class). The expense ratios in the prospectus may differ from the actual expense ratios for the fiscal year disclosed within this report. The expense ratios shown in the prospectus are based on the prior fiscal year, adjusted to reflect changes, if any, in contractual arrangements that occurred prior to the date of the prospectus. The net expense ratios reflect voluntary fee waivers (excluding interest expense in reverse repurchase agreements) which may be discontinued at any time without notice, although the adviser has no present intention to do so.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

Harbor Short Duration Fund

PORTFOLIO OF INVESTMENTS—October 31, 2009

Total Investments (% of net assets)

(Excludes net cash, short-term investments, and derivative positions of 9.6%)

ASSET-BACKED SECURITIES—15.9%
Principal Amount (000s)		Value (000s)

	Ameriquest Mortgage Securities Inc. Series 2006-R1 Cl. M1
$1,000	0.634%—03/25/2036[1]	$266
	Series 2005-R1 Cl. M1
1,000	0.694%—03/25/2035[1]	629

		895

	Contimortgage Home Equity Trust Series 1996-4 Cl. A10
943	0.725%—01/15/2028[1]	363
	Countrywide Asset-Backed Certificates Series 2005-4 Cl. MV1
1,000	0.704%—10/25/2035[1]	792
	HSI Asset Securitization Corp Trust Series 2006-OPT2 Cl. M1
1,000	0.614%—01/25/2036[1]	401
	Residential Asset Mortgage Products Inc. Series 2003-RS4 Cl. AIIB
439	0.904%—05/25/2033[1]	234
	Residential Asset Securities Corp. Series 2005-KS2 Cl. M1
1,000	0.674%—03/25/2035[1]	643
	Series 2005-KS10 Cl. M2
1,000	0.684%—11/25/2035[1]	148
	Series 2005-KS1 Cl. M1
1,000	0.694%—02/25/2035[1]	589
	Series 2001-KS2 Cl. AII
525	0.704%—06/25/2031[1]	288
	Series 2004-KS4 Cl. A2B3
975	1.004%—05/25/2034[1]	495

		2,163

	Residential Funding Mortgage Securities II Inc. Series 2003-HS2 Cl. AIIB
152	0.494%—06/25/2028[1]	60
	Specialty Underwriting & Residential Finance Series 2004-BC4 Cl. M1
601	1.044%—10/25/2035[1]	351
	USAA Auto Owner Trust
146	3.580%—03/15/2011	146
	Wells Fargo Home Equity Trust Series 2005-4 Cl. AI3
1,000	0.624%—12/25/2035[1,2]	644

TOTAL ASSET-BACKED SECURITIES (Cost $11,792)		6,049

COLLATERALIZED MORTGAGE OBLIGATIONS—30.8%
	Federal Home Loan Mortgage Corp.
6,000	4.750%—01/18/2011	6,301

COLLATERALIZED MORTGAGE OBLIGATIONS—Continued
Principal Amount (000s)		Value (000s)

	Federal Home Loan Mortgage Corp. REMIC[3]
$918	0.795%—02/15/2025[1]	$916
959	4.375%—04/15/2015	986

		1,902

	Federal National Mortgage Association REMIC[3] Series 1997-68 Cl. FC
650	0.781%—05/18/2027[1]	645
616	1.681%—01/25/2023[1]	619

		1,264

	First Horizon Alternative Mortgage Securities Series 2006-FA6 Cl. IIA[1]
675	6.250%—11/25/2036	573
	Government National Mortgage Association
716	0.795%—10/16/2029[1]	715
	Structured Adjustable Rate Mortgage Loan Trust Series 2004-20 Cl. 1A1
759	3.939%—01/25/2035[4]	553
	Structured Asset Securities Corp. Series 2002-1A Cl. 2A1
425	3.848%—02/25/2032	364

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $11,876)		11,672

U.S. GOVERNMENT OBLIGATIONS—43.7%
	U.S. Treasury Notes
13,400	1.125%—01/15/2012	13,428
3,000	3.125%—08/31/2013	3,144

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $16,509)		16,572

SHORT-TERM INVESTMENTS—7.6%
REPURCHASE AGREEMENTS—1.5%
580	Repurchase Agreement with State Street Corp. dated October 30, 2009 due November 2, 2009 at 0.010% collateralized by Federal Home Loan Mortgage Corp. (market value $594)	580

SHORT-TERM INVESTMENTS—6.1%
	Federal National Mortgage Association Discount Notes
700,000	0.010%—11/12/2009	700
	Federal Home Loan Bank Discount Notes
1,300	0.010%—11/27/2009	1,299
	Federal Home Loan Mortgage Corp Discount Notes
300,000	0.0010%—02/23/2010	300

		2,299

TOTAL SHORT-TERM INVESTMENTS (Cost $2,879)		2,879

TOTAL INVESTMENTS—98.0% (Cost $43,056)		37,172

CASH AND OTHER ASSETS, LESS LIABILITIES—2.0%		740

TOTAL NET ASSETS—100.0%		$37,912

Harbor Short Duration Fund

PORTFOLIO OF INVESTMENTS—Continued

FUTURES CONTRACTS OPEN AT OCTOBER 31, 2009

Description	Number of Contracts	Aggregate Face Value (000s)	Expiration Date	Unrealized Appreciation/ (Depreciation) (000s)
U.S. Treasury Note Future—2 Yrs (Buy)	31	$6,200	Dec-2009	$53

FAIR VALUE MEASUREMENTS

Holdings in the Future Contracts category valued at $53 are classified as Level 1. All holdings at October 31, 2009 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at any point during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

1	Floating rate security. The stated rate represents the rate in effect at October 31, 2009.

2	These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A of the Securities Act of 1933. The Fund has no right to demand registration of these securities. These securities are priced by an independent pricing service selected by the adviser (Harbor Capital Advisors, Inc.), or using valuation procedures approved by the Board of Trustees. At October 31, 2009, these securities were valued at $644 or 2% of net assets.

3	REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

4	Variable rate security. The stated rate represents the rate in effect at October 31, 2009.

The accompanying notes are an integral part of the Financial Statements.

Harbor Money Market Fund

MANAGER’S COMMENTARY (Unaudited)

SUBADVISER

Fischer Francis Trees & Watts, Inc.

200 Park Avenue

New York, NY 10166

PORTFOLIO MANAGER

Ken O’Donnell, CFA

Since 2003

FFTW has subadvised the Fund since its inception in 1987.

INVESTMENT GOAL

Current income. The Fund intends to maintain a stable share price of $1.

PRINCIPAL STYLE
CHARACTERISTICS

Very short-term high quality money market instruments.

Ken O’Donnell

Management’s Discussion of

Fund Performance

MARKET REVIEW

The world changed significantly over the last 12 months. We started the fiscal year in the depths of a recession, precipitated largely by the credit crisis that emerged following the Lehman Brothers bankruptcy. Market conditions were extremely challenging during this difficult period. Money funds experienced difficulty in meeting redemption requests as market conditions deteriorated. Investors became increasingly uncomfortable with cash management vehicles. Ultimately, the Federal Reserve helped stabilize the market with the creation of a funding facility designed to provide liquidity to money market investors. Funding pressures abated and markets calmed. In the months following the liquidity crisis, the economic environment slowly improved as the credit markets stabilized. Risky assets rebounded sharply as systemic risks declined. Despite positive developments in the financial markets, the money market industry continued to experience an extremely low interest rate environment.

The recession inflicted considerable damage on the U.S. economy. The contraction in growth was the most severe since the early 1980s. Real GDP contracted by 6% in the first calendar quarter of 2009 as the manufacturing sector weakened and consumption stalled. Weekly jobless claims spiked, driving the national unemployment rate above 10%. The economy returned to positive growth in the third calendar quarter of 2009 as government intervention, in the form of fiscal and monetary stimulus, provided the support needed to reverse the economic contraction. Evidence of the recovery was most apparent in manufacturing data, which exhibited steady monthly increases after reaching a nadir in December 2008. Labor markets, however, continued to lag. Job losses were more severe in this contraction than in others experienced in the post war period and continued to mount late in the cycle. A significant increase in consumption would seem unlikely to occur until after the unemployment rate peaks.

A consequence of monetary stimulus is depressed short-term interest rates. In the past year, short-term government yields remained at the lowest levels in history. The low interest rate environment can be attributed to the near-zero federal funds target rate. The challenges of low interest rates are most evident in the money market industry, which has significant exposure to short term U.S. Treasury Bills. Money market funds increased their allocation to risk-free government securities in the period following the liquidity crisis. The elevated allocation to low-yielding Treasury Bills has pushed fund yields toward single-digit levels.

PERFORMANCE

Despite the low interest rate environment, the Harbor Money Market Fund provided competitive returns. For the 12 months ended October 31, 2009, the Fund returned 0.39% (Institutional Class) and 0.31% (Administrative Class). This compares with a return of 0.30% for the Fund’s benchmark, the BofA Merrill Lynch 3-Month Treasury Bill Index.

The duration of the portfolio was maintained at the maximum of the recommended range (60 days), though at a level shorter than the benchmark. This strategy enabled the portfolio to benefit from the upwardly sloping yield curve. Despite this conservative positioning, the overall duration strategy had a positive impact on the portfolio’s total return.

Harbor Money Market Fund

MANAGER’S COMMENTARY—Continued

TOP TEN HOLDINGS (% of net assets)
Federal Home Loan Bank Discount Notes (0.010% - 11/27/2009)	10.7%
Federal National Mortgage Association Discount Notes (0.010% - 02/23/2010)	8.3%
Federal Home Loan Mortgage Corp Discount Notes (0.010% - 01/28/2010)	6.4%
Federal Home Loan Bank Discount Notes (0.010% - 11/12/2009)	6.0%
Federal Home Loan Bank Discount Notes (0.010% - 03/22/2010)	5.7%
Federal Home Loan Mortgage Corp Discount Notes (0.010% - 01/25/2010)	5.3%
Federal Home Loan Mortgage Corp Discount Notes (0.010% - 01/06/2010)	4.7%
Federal Home Mortgage Corp Discount Notes (0.010% - 02/16/2010)	4.4%
Federal Home Loan Mortgage Corp Discount Notes (0.010% - 03/01/2010)	4.2%
Federal Home Loan Bank Discount Notes (0.010% - 01/21/2010)	3.7%

OUTLOOK AND STRATEGY

Though the timing is uncertain, we believe that we are likely to experience a turn in the interest rate cycle within the next 12 months. A general improvement in economic conditions should prompt the Federal Reserve to reduce the level of excess reserves in the banking system prior to an increase in inflation expectations. In the previous cycle, normalization of short term interest rates occurred over a three-year period. While the removal of policy accommodation may not follow the same path, the process is likely to occur over a similar length of time.

In our view, monetary policy rates will remain anchored at near-zero levels for the near term and the yield curve will continue to grow steeper as the turn in the cycle approaches. A steep yield curve should provide opportunities to maximize portfolio yield by extending duration to the long end of the recommended range. The fund’s duration will be tactically managed in the period preceding changes in monetary policy.

The Fund has maintained a very conservative investment strategy, limiting investments to U.S. Treasury and agency obligations in anticipation of changes to the regulatory framework governing money market funds. Money market funds are currently regulated by Rule 2a-7 of the Investment Company Act of 1940. In 2009, the Securities and Exchange Commission proposed amendments to Rule 2a-7 aimed at providing increased transparency and reduced levels of risk for investors. While a formal adoption of these changes is unlikely to occur prior to 2010, the Harbor Money Market Fund is prepared to adopt the changes in a timely manner.

This report contains the current opinions of Fischer Francis Trees & Watts, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

Harbor Money Market Fund

FUND SUMMARY—October 31, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2015

Cusip	411511405

Ticker	HARXX

Inception Date	12/29/1987

Net Expense Ratio	0.21%

Total Net Assets (000s)	$186,909

ADMINISTRATIVE CLASS

Fund #	2215

Cusip	411511660

Ticker	HRMXX

Inception Date	11/01/2002

Net Expense Ratio	0.25%

Total Net Assets (000s)	$413

PORTFOLIO STATISTICS

	Portfolio	Benchmark

Yield to Maturity	0.17%	0.07%

Weighted Average Maturity	66 days	88 days

Weighted Average Duration	62 days	88 days

Weighted Average Credit Quality	AAA	AAA

FUND CATEGORY

The style box reflects the weighted average of maturity and credit quality of the collective portfolio holdings; individual investments may have different characteristics.

Harbor Money Market Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/1999 through 10/31/2009

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch 3-Month Treasury Bills . The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2009
Harbor Money Market Fund
Institutional Class	0.39%	3.14%	2.98%	12/29/1987	$13,415
Comparative Index
BofA Merrill Lynch 3-Month Treasury Bills	0.30%	3.09%	3.07%	—	$13,533
Current 7-day SEC yield for period ended 10/31/2009:	0.13%

Administrative Class

CHANGE IN A $10,000 INVESTMENT

For the period 11/01/2002 through 10/31/2009

The graph compares a $10,000 investment in the Fund with the performance of the BofA Merrill Lynch 3-Month Treasury Bills. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2009
Harbor Money Market Fund
Administrative Class	0.31%	2.92%	2.16%	11/01/2002	$11,616
Comparative Index
BofA Merrill Lynch 3-Month Treasury Bills	0.30%	3.09%	2.55%	—	$11,925
Current 7-day SEC yield for period ended 10/31/2009:	0.13%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice. Current yield excludes gains and losses as defined by the Securities and Exchange Commission. The current yield more closely reflects the current earnings of the Fund than the total return.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized

Harbor Money Market Fund

PORTFOLIO OF INVESTMENTS—October 31, 2009

Total Investments (% of net assets)

(Excludes net cash of 0.5%)

U.S. GOVERNMENT AGENCIES—99.5%
Principal Amount (000s)		Value (000s)

	Federal Farm Credit Bank
$5,000	0.244%—12/27/2010	$4,999
	Federal Home Loan Bank Discount Notes
76,200	0.010%—11/12/2009-03/22/2010	76,183
	Federal Home Loan Mortgage Corp
42,000	Discount Notes 0.010%—12/21/2009-06/01/2010	41,983
16,750	0.010%—01/06/2010-03/01/2010	16,742
8,300	0.010%—02/16/2010	8,293

		67,018

U.S. GOVERNMENT AGENCIES—Continued
Principal Amount (000s)		Value (000s)

	Federal National Mortgage Association
$27,833	Discount Notes 0.010%—11/03/2009-03/24/2010	$27,823
	U.S. Treasury Bill
4,700	0.010%—11/19/2009	4,699
	U.S. Cash Management Bill
5,600	0.010%—06/10/2010	5,591

TOTAL U.S. GOVERNMENT AGENCIES (Cost $186,313)		186,313

TOTAL INVESTMENTS–99.5% (Cost $186,313)[1]		186,313
CASH AND OTHER ASSETS, LESS LIABILITIES—0.5%		1,009

TOTAL NET ASSETS—100.0%		$187,322

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2009 (as disclosed in the preceding Portfolio of Investments) are classified as Level 2. There were no Level 3 holdings at any point during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

1	The aggregate identified cost on a tax basis is the same.

The accompanying notes are an integral part of the Financial Statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Harbor Fixed Income Funds

STATEMENT OF ASSETS AND LIABILITIES—October 31, 2009

(All amounts in thousands, except per share amounts)

	Harbor High-Yield Bond Fund	Harbor Bond Fund	Harbor Real Return Fund	Harbor Short Duration Fund	Harbor Money Market Fund
ASSETS
Investments, at identified cost*	$546,263	$5,915,676	$181,765	$43,056	$186,313
Investments, at value	$574,613	$4,701,911	$184,350	$36,592	$186,313
Repurchase agreements	15,397	1,313,537	2,058	580	—
Cash	172	1	1	208	5
Foreign currency, at value (cost: $0; $3,948; $471; $0; $0)	—	3,944	473	—	—
Receivables for:
Investments sold	2,878	1,375,037	4,936	—	—
Foreign currency spot contracts	—	—	1	—	—
Capital shares sold	6,531	18,702	975	405	2,807
Dividends	8	579	—	—	—
Interest	11,304	30,421	867	156	—
Interest on investments sold short	—	70	2	—	—
Open forward currency contracts	—	726	50	—	—
Unrealized appreciation/(depreciation) on swap agreements	—	44,172	79	—	—
Swap premiums paid	—	14,939	72	—	—
Variation margin on futures contracts	—	5,498	20	11	—
Withholding tax receivable	—	196	1	—	—
Other assets	—	—	18	4	48
Prepaid registration fees	5	25	5	11	11
Total Assets	610,908	7,509,758	193,908	37,967	189,184
LIABILITIES
Payables for:
Due to broker	—	65,499	7	—	—
Investments purchased	20,239	1,209,979	11,367	—	—
Capital shares reacquired	147	3,899	201	36	1,791
Investments sold short, at value (proceeds: $0; $309,765; $0; $0; $0)	—	312,270	—	—	—
Written options, at value (premium received: $0; $15,641; $270; $0; $0)	—	8,912	78	—	—
Variation margin on futures contracts	—	51	3	—	—
Accrued expenses:
Management fees	284	2,258	69	6	31
12b-1 fees	26	29	—	—	—
Trustees’ fees and expenses	3	57	1	1	1
Transfer agent fees	41	295	9	2	10
Other	75	688	29	10	29
Total Liabilities	20,815	1,603,937	11,764	55	1,862
NET ASSETS	$590,093	$5,905,821	$182,144	$37,912	$187,322
Net Assets Consist of:
Paid-in capital	$536,906	$5,609,558	$179,741	$48,090	$187,287
Undistributed/(accumulated) net investment income/(loss)	6,492	42,015	2,694	106	35
Accumulated net realized gain/(loss)	2,948	78,761	(5,556)	(4,453)	—
Unrealized appreciation/(depreciation) of investments and translation of assets and liabilities in foreign currencies	43,747	149,731	4,885	(5,884)	—
Unrealized appreciation/(depreciation) of futures and forward contracts	—	25,756	380	53	—
	$590,093	$5,905,821	$182,144	$37,912	$187,322
NET ASSETS VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$465,193	$5,765,886	$181,592	$37,843	$186,909
Shares of beneficial interest[2]	44,699	462,833	17,661	4,892	186,909
Net asset value per share[1]	$10.41	$12.46	$10.28	$7.74	$1.00
Administrative Class
Net assets	$4,784	$139,935	$552	$69	$413
Shares of beneficial interest[2]	460	11,244	54	9	413
Net asset value per share[1]	$10.41	$12.45	$10.29	$7.72	$1.00
Investor Class
Net assets	$120,116	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Shares of beneficial interest[2]	11,546
Net asset value per share[1]	$10.40

*	Including repurchase agreements and short-term investments.
1	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.
2	Par value $0.01 (unlimited authorizations).

The accompanying notes are an integral part of the Financial Statements.

Harbor Fixed Income Funds

STATEMENT OF OPERATIONS—Year Ended October 31, 2009

(All amounts in thousands)

	Harbor High-Yield Bond Fund	Harbor Bond Fund	Harbor Real Return Fund	Harbor Short Duration Fund	Harbor Money Market Fund
Investment Income
Dividends	$166	$2,855	$—	$—	$—
Interest	26,100	223,795	4,184	1,194	1,323
Foreign taxes withheld	(1)	—	—	—	—
Total Investment Income	26,265	226,650	4,184	1,194	1,323
Operating Expenses
Management fees	1,881	22,162	527	90	423
12b-1 fees:
Administrative Class	7	275	1	—	1
Investor Class	170	N/A	N/A	N/A	N/A
Shareholder communications	44	718	53	10	24
Custodian fees	111	540	74	36	44
Transfer agent fees:
Institutional Class	210	3,671	90	35	168
Administrative Class	2	90	—	—	—
Investor Class	141	N/A	N/A	N/A	N/A
Professional fees	10	229	15	2	20
Trustees’ fees and expenses	3	85	2	1	2
Registration fees	74	228	48	43	48
Miscellaneous	8	67	7	6	99
Total expenses	2,661	28,065	817	223	829
Management fees waived	(10)	(904)	—	—	(79)
Transfer agent fees waived	(54)	(594)	(14)	(5)	(23)
Other expenses waived	—	—	(142)	(47)	(277)
Custodial expense reductions	—	(2)	—	—	—
Net expenses	2,597	26,565	661	171	450
Net Investment Income/(Loss)	23,668	200,085	3,523	1,023	873
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Investments	7,564	122,358	5,209	(79)	—
Investments sold short	—	(542)	(169)	—	—
Foreign currency transactions	—	(6,404)	(774)	—	—
Swap agreements	—	(24,659)	(1,894)	—	—
Futures contracts	—	84,528	595	558	—
Written options	—	(19,992)	142	—	—
Change in net unrealized appreciation/(depreciation) of:
Investments	53,063	417,721	12,304	(1,353)	—
Investments sold short	—	(1,750)	(81)	—	—
Swap agreements	—	71,776	(83)	—	—
Futures contracts	—	(46,736)	41	(97)	—
Forwards	—	9,512	542	—	—
Written options	—	4,500	188	—	—
Translations of assets and liabilities in foreign currencies	—	2,093	23	—	—
Net gain/(loss) on investment transactions	60,627	612,405	16,043	(971)	—
Net Increase/(Decrease) in Net Assets Resulting from Operations	$84,295	$812,490	$19,566	$52	$873

The accompanying notes are an integral part of the Financial Statements.

Harbor Fixed Income Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor High-Yield Bond Fund		Harbor Bond Fund
	November 1, 2008 through October 31, 2009	November 1, 2007 through October 31, 2008	November 1, 2008 through October 31, 2009	November 1, 2007 through October 31, 2008
INCREASE/(DECREASE) IN NET ASSETS
Operations
Net investment income/(loss)	$23,668	$3,514	$200,085	$153,141
Net realized gain/(loss) on investments	7,564	(4,404)	155,289	141,656
Net unrealized appreciation/(depreciation) of investments	53,063	(9,025)	457,116	(313,427)
Net increase/(decrease) in assets resulting from operations	84,295	(9,915)	812,490	(18,630)
Distributions to Shareholders
Net investment income:
Institutional Class	(13,638)	(3,248)	(171,728)	(186,424)
Administrative Class	(149)	(38)	(3,934)	(3,018)
Investor Class	(3,527)	(233)	N/A	N/A
Net realized gain on investments:
Institutional Class	—	—	(140,258)	(4,748)
Administrative Class	—	—	(3,174)	(77)
Investor Class	—	—	N/A	N/A
Total distributions to shareholders	(17,314)	(3,519)	(319,094)	(194,267)
Net Increase/(Decrease) Derived from Capital Share Transactions	467,756	18,207	1,670,408	1,261,587
Net increase/(decrease) in net assets	534,737	4,773	2,163,804	1,048,690
Net Assets
Beginning of period	55,356	50,583	3,742,017	2,693,327
End of period*	$590,093	$55,356	$5,905,821	$3,742,017
* Includes undistributed/(accumulated) net investment income/(loss) of	$6,492	$352	$42,015	$5,151

Harbor Real Return Fund		Harbor Short Duration Fund		Harbor Money Market Fund
November 1, 2008 through October 31, 2009	November 1, 2007 through October 31, 2008	November 1, 2008 through October 31, 2009	November 1, 2007 through October 31, 2008	November 1, 2008 through October 31, 2009	November 1, 2007 through October 31, 2008

$3,523	$2,958	$1,023	$2,598	$873	$6,763
3,109	(4,610)	479	838	—	—
12,934	(7,985)	(1,450)	(3,911)	—	—
19,566	(9,637)	52	(475)	873	6,763

(1,743)	(2,813)	(1,352)	(3,007)	(872)	(6,599)
(8)	(25)	(2)	(115)	(1)	(164)
N/A	N/A	N/A	N/A	N/A	N/A

(3,157)	—	—	—	—	—
(20)	—	—	—	—	—
N/A	N/A	N/A	N/A	N/A	N/A
(4,928)	(2,838)	(1,354)	(3,122)	(873)	(6,763)
85,206	68,267	(28,420)	(525)	(51,645)	17,937
99,844	55,792	(29,722)	(4,122)	(51,645)	17,937

82,300	26,508	67,634	71,756	238,967	221,030
$182,144	$82,300	$37,912	$67,634	$187,322	$238,967
$2,694	$351	$106	$252	$35	$38

The accompanying notes are an integral part of the Financial Statements.

Harbor Fixed Income Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor High-Yield Bond Fund		Harbor Bond Fund
	November 1, 2008 through October 31, 2009	November 1, 2007 through October 31, 2008	November 1, 2008 through October 31, 2009	November 1, 2007 through October 31, 2008
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$397,950	$36,408	$2,810,423	$2,110,101
Net proceeds from redemption fees	265	55	—	—
Reinvested distributions	9,788	2,294	264,277	156,620
Cost of shares reacquired	(42,457)	(22,666)	(1,457,933)	(1,040,584)
Net increase/(decrease) in net assets	$365,546	$16,091	$1,616,767	$1,226,137
Administrative Class
Net proceeds from sale of shares	4,318	8	94,212	54,115
Net proceeds from redemption fees	3	1	—	—
Reinvested distributions	127	38	7,030	3,082
Cost of shares reacquired	(770)	(2)	(47,601)	(21,747)
Net increase/(decrease) in net assets	$3,678	$45	$53,641	$35,450
Investor Class
Net proceeds from sale of shares	119,507	6,173
Net proceeds from redemption fees	74	6	Not Applicable	Not Applicable
Reinvested distributions	2,927	228
Cost of shares reacquired	(23,976)	(4,336)
Net increase/(decrease) in net assets	$98,532	$2,071
SHARES
Institutional Class
Shares sold	42,521	3,549	238,996	176,191
Shares issued due to reinvestment of distributions	1,011	227	22,970	13,329
Shares reacquired	(4,444)	(2,222)	(125,437)	(88,129)
Net increase/(decrease) in shares outstanding	39,088	1,554	136,529	101,391
Beginning of period	5,611	4,057	326,304	224,913
End of period	44,699	5,611	462,833	326,304
Administrative Class
Shares sold	471	1	8,093	4,570
Shares issued due to reinvestment of distributions	13	4	611	263
Shares reacquired	(83)	—	(4,066)	(1,840)
Net increase/(decrease) in shares outstanding	401	5	4,638	2,993
Beginning of period	59	54	6,606	3,613
End of period	460	59	11,244	6,606
Investor Class
Shares sold	12,877	695
Shares issued due to reinvestment distributions	301	22
Shares reacquired	(2,451)	(421)	Not Applicable	Not Applicable
Net increase/(decrease) in shares outstanding	10,727	296
Beginning of period	819	523
End of period	11,546	819

Harbor Real Return Fund		Harbor Short Duration Fund		Harbor Money Market Fund
November 1, 2008 through October 31, 2009	November 1, 2007 through October 31, 2008	November 1, 2008 through October 31, 2009	November 1, 2007 through October 31, 2008	November 1, 2008 through October 31, 2009	November 1, 2007 through October 31, 2008

$124,059	$134,442	$18,063	$44,479	$322,217	$448,965
—	—	—	—	—	—
4,583	2,593	1,215	2,717	865	6,536
(43,422)	(68,168)	(47,700)	(45,549)	(375,127)	(432,215)
$85,220	$68,867	$(28,422)	$1,647	$(52,045)	$23,286

552	33	10	1,321	1,086	3,798
—	—	—	—	—	—
28	25	2	115	1	164
(594)	(658)	(10)	(3,608)	(687)	(9,311)
$(14)	$(600)	$2	$(2,172)	$400	$(5,349)

Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable

12,685	12,784	2,364	5,474	322,217	448,965
492	251	159	336	865	6,536
(4,586)	(6,526)	(6,243)	(5,609)	(375,127)	(432,215)
8,591	6,509	(3,720)	201	(52,045)	23,286
9,070	2,561	8,612	8,411	238,954	215,668
17,661	9,070	4,892	8,612	186,909	238,954

61	3	1	163	1,086	3,798
3	2	—	14	1	164
(62)	(61)	(1)	(456)	(687)	(9,311)
2	(56)	—	(279)	400	(5,349)
52	108	9	288	13	5,362
54	52	9	9	413	13

Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable

The accompanying notes are an integral part of the Financial Statements.

Harbor Fixed Income Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR HIGH-YIELD BOND FUND
	Institutional Class
Year Ended October 31	2009	2008	2007	2006	2005
Net asset value beginning of period	$8.53	$10.92	$10.98	$10.91	$11.38
Income from Investment Operations
Net investment income/(loss)	0.55 [a]	0.67 [a]	0.75 [a]	0.76 [a]	0.77 [a]
Net realized and unrealized gains/(losses) on investments	1.82	(2.37)	(0.04)	0.14	(0.42)
Total from investment operations	2.37	(1.70)	0.71	0.90	0.35
Less Distributions
Dividends from net investment income	(0.50)	(0.70)	(0.71)	(0.79)	(0.68)
Distributions from net realized capital gains[1]	—	—	(0.07)	(0.04)	(0.15)
Total distributions	(0.50)	(0.70)	(0.78)	(0.83)	(0.83)
Proceeds from redemption fees	0.01	0.01	0.01	— [f]	0.01
Net asset value end of period	10.41	8.53	10.92	10.98	10.91
Net assets end of period (000s)	$465,193	$47,862	$44,312	$28,727	$31,547
Ratios and Supplemental Data (%)
Total return	28.70%[b]	(16.37)%[b]	6.70%[b]	8.56%[b]	3.24%[b]
Ratio of total expenses to average net assets[2]	0.77	0.88	0.95	1.06	0.91
Ratio of net expenses to average net assets	0.75 [a]	0.77 [a]	0.82 [a]	0.81 [a]	0.82 [a]
Ratio of net investment income to average net assets	7.64 [a]	6.90 [a]	7.15 [a]	7.01 [a]	6.67 [a]
Portfolio turnover	58	65	66	63	42

HARBOR BOND FUND
	Institutional Class
Year Ended October 31	2009	2008	2007	2006	2005
Net asset value beginning of period	$11.24	$11.79	$11.78	$11.61	$12.24
Income from Investment Operations
Net investment income/(loss)	0.49 [a]	0.54 [a]	0.54 [a]	0.51 [a]	0.45 [a]
Net realized and unrealized gains/(losses) on investments	1.59	(0.41)	0.13	0.06	(0.28)
Total from investment operations	2.08	0.13	0.67	0.57	0.17
Less Distributions
Dividends from net investment income	(0.44)	(0.66)	(0.66)	(0.39)	(0.50)
Distributions from net realized capital gains[1]	(0.42)	(0.02)	—	(0.01)	(0.30)
Total distributions	(0.86)	(0.68)	(0.66)	(0.40)	(0.80)
Net asset value end of period	12.46	11.24	11.79	11.78	11.61
Net assets end of period (000s)	$5,765,886	$3,667,809	$2,650,770	$2,307,286	$1,931,651
Ratios and Supplemental Data (%)
Total return	19.44%[b]	0.95%[b]	5.97%[b]	5.10%[b]	1.42%[b]
Ratio of total expenses to average net assets[2]	0.60	0.58	0.57	0.60	0.60
Ratio of net expenses to average net assets	0.57 [a]	0.55 [a]	0.56 [a]	0.58 [a]	0.58 [a]
Ratio of net investment income to average net assets	4.34 [a]	4.47 [a]	4.73 [a]	4.34 [a]	3.39 [a]
Portfolio turnover	574	514	213	312	332

See page 66 for notes to the Financial Highlights.

Administrative Class							Investor Class
2009		2008	2007	2006	2005		2009		2008	2007	2006		2005
$8.53		$10.92	$10.97	$10.91	$11.38		$8.53		$10.92	$10.98	$10.91		$11.39

0.61	[a]	0.69 [a]	0.79 [a]	0.89 [a]	1.24	[a]	0.57	[a]	0.67 [a]	0.75 [a]	0.71	[a]	0.70 [a]
1.74		(2.43)	(0.09)	(0.02)	(0.90)		1.76		(2.43)	(0.07)	0.14		(0.40)
2.35		(1.74)	0.70	0.87	0.34		2.33		(1.76)	0.68	0.85		0.30

(0.48)		(0.67)	(0.68)	(0.77)	(0.66)		(0.47)		(0.65)	(0.67)	(0.74)		(0.63)
—		—	(0.07)	(0.04)	(0.15)		—		—	(0.07)	(0.04)		(0.15)
(0.48)		(0.67)	(0.75)	(0.81)	(0.81)		(0.47)		(0.65)	(0.74)	(0.78)		(0.78)
0.01		0.02	— [f]	— [f]	—	[f]	0.01		0.02	— [f]	—	[f]	— [f]
10.41		8.53	10.92	10.97	10.91		10.40		8.53	10.92	10.98		10.91
$4,784		$501	$595	$524	$2		$120,116		$6,993	$5,711	$4,662		$4,047

28.41%[b]		(16.59)%[b]	6.54%[b]	8.22%[b]	3.05%[b]		28.21%[b]		(16.72)%[b]	6.31%[b]	8.15%[b]		2.71%[b]
1.02		1.12	1.20	1.30	—	[e]	1.13		1.25	1.33	1.46		1.34
1.00	[a]	1.02 [a]	1.07 [a]	1.05 [a]	—	[a,e]	1.12	[a]	1.14 [a]	1.20 [a]	1.21	[a]	1.25 [a]
7.32	[a]	6.67 [a]	6.89 [a]	6.79 [a]	—	[a,e]	7.24	[a]	6.60 [a]	6.76 [a]	6.63	[a]	6.26 [a]
58		65	66	63	42		58		65	66	63		42

Administrative Class
2009	2008	2007		2006	2005
$11.23	$11.78	$11.77		$11.61	$12.24

0.46 [a]	0.53 [a]	0.53	[a]	0.49 [a]	0.46 [a]
1.60	(0.43)	0.12		0.05	(0.31)
2.06	0.10	0.65		0.54	0.15

(0.42)	(0.63)	(0.64)		(0.37)	(0.48)
(0.42)	(0.02)	—		(0.01)	(0.30)
(0.84)	(0.65)	(0.64)		(0.38)	(0.78)
12.45	11.23	11.78		11.77	11.61
$139,935	$74,208	$42,557		$38,590	$31,953

19.18%[b]	0.71%[b]	5.71%[b]		4.76%[b]	1.18%[b]
0.85	0.83	0.82		0.85	0.85
0.82 [a]	0.80 [a]	0.81	[a]	0.83 [a]	0.83 [a]
4.08 [a]	4.22 [a]	4.50	[a]	4.10 [a]	3.17 [a]
574	514	213		312	332

The accompanying notes are an integral part of the Financial Statements.

Harbor Fixed Income Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR REAL RETURN FUND
	Institutional Class
Year Ended October 31	2009	2008	2007	2006[g]
Net asset value beginning of period	$9.02	$9.93	$9.83	$10.00
Income from Investment Operations
Net investment income/(loss)	0.24 [a]	0.40 [a]	0.47 [a]	0.39	[a]
Net realized and unrealized gains/(losses) on investments	1.57	(0.93)	0.13	(0.22)
Total from investment operations	1.81	(0.53)	0.60	0.17
Less Distributions
Dividends from net investment income	(0.16)	(0.38)	(0.47)	(0.34)
Distributions from net realized capital gains[1]	(0.39)	—	(0.03)	—
Total distributions	(0.55)	(0.38)	(0.50)	(0.34)
Net asset value end of period	10.28	9.02	9.93	9.83
Net assets end of period (000s)	$181,592	$81,832	$25,431	$12,057
Ratios and Supplemental Data (%)
Total return	20.73%[b]	(5.80)%[b]	6.31%[b]	1.77%[b,d]
Ratio of total expenses to average net assets[2]	0.74	0.74	1.12	1.83
Ratio of net expenses to average net assets	0.60 [a]	0.57 [a]	0.56 [a]	0.57	[a,c]
Ratio of net investment income to average net assets	3.21 [a]	3.93 [a]	4.62 [a]	5.09	[a,c]
Portfolio turnover	496	1,334	661	410	[d]

HARBOR SHORT DURATION FUND
	Institutional Class
Year Ended October 31	2009		2008	2007		2006		2005
Net asset value beginning of period	$7.85		$8.25	$8.24		$8.27		$8.41
Income from Investment Operations
Net investment income/(loss)	0.17	[a]	0.31 [a]	0.40	[a]	0.30	[a]	0.35	[a]
Net realized and unrealized gains/(losses) on investments	(0.07)		(0.34)	(0.04)		0.08		(0.17)
Total from investment operations	0.10		(0.03)	0.36		0.38		0.18
Less Distributions
Dividends from net investment income	(0.21)		(0.37)	(0.35)		(0.39)		(0.32)
Distributions from net realized capital gains[1]	—		—	—		—		—
Return of capital	—		—	—		(0.02)		—
Total distributions	(0.21)		(0.37)	(0.35)		(0.41)		(0.32)
Net asset value end of period	7.74		7.85	8.25		8.24		8.27
Net assets end of period (000s)	$37,843		$67,566	$69,379		$77,264		$53,353
Ratios and Supplemental Data (%)
Total return	1.40%[b]		(0.37)%[b]	4.43%[b]		4.82%[b]		2.17%[b]
Ratio of total expenses to average net assets[2,3]	0.49		0.42	0.58		0.53		0.52
Ratio of net expenses to average net assets[3]	0.38	[a]	0.41 [a]	0.49	[a]	0.39	[a]	0.40	[a]
Ratio of net expenses excluding interest expense to average net assets	0.38	[a]	0.38 [a]	0.39	[a]	0.39	[a]	0.39	[a]
Ratio of net investment income to average net assets	2.27	[a]	3.72 [a]	4.69	[a]	4.21	[a]	3.41	[a]
Portfolio turnover	52		78	59		79		159

See page 66 for notes to the Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

Administrative Class
2009	2008	2007	2006[g]
$9.02	$9.93	$9.83	$10.00

0.25 [a]	0.54 [a]	0.48 [a]	0.40	[a]
1.54	(1.11)	0.09	(0.25)
1.79	(0.57)	0.57	0.15

(0.13)	(0.34)	(0.44)	(0.32)
(0.39)	—	(0.03)	—
(0.52)	(0.34)	(0.47)	(0.32)
10.29	9.02	9.93	9.83
$552	$468	$1,077	$1,015

20.52%[b]	(6.10)%[b]	6.05%[b]	1.56%[b,d]
0.99	1.03	1.35	2.08	[c]
0.86 [a]	0.82 [a]	0.82 [a]	0.82	[a,c]
2.40 [a]	3.69 [a]	4.13 [a]	4.28	[a,c]
496	1,334	661	410	[d]

Administrative Class
2009		2008	2007		2006		2005
$7.83		$8.24	$8.23		$8.26		$8.41

0.15	[a]	(0.84)[a]	0.37	[a]	0.28	[a]	0.33	[a]
(0.07)		0.78	(0.03)		0.09		(0.18)
0.08		(0.06)	0.34		0.37		0.15

(0.19)		(0.35)	(0.33)		(0.37)		(0.30)
—		—	—		—		—
—		—	—		(0.03)		—
(0.19)		(0.35)	(0.33)		(0.40)		(0.30)
7.72		7.83	8.24		8.23		8.26
$69		$68	$2,377		$1,789		$1,556

1.13%[b]		(0.73)%[b]	4.20%[b]		4.59%[b]		1.82%[b]
0.77		0.68	0.84		0.78		0.76
0.63	[a]	0.66 [a]	0.75	[a]	0.64	[a]	0.64	[a]
0.63	[a]	0.63 [a]	0.64	[a]	0.64	[a]	0.64	[a]
1.86	[a]	3.47 [a]	4.45	[a]	3.95	[a]	3.20	[a]
52		78	59		79		159

Harbor Fixed Income Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR MONEY MARKET FUND
	Institutional Class
Year Ended October 31	2009		2008		2007		2006		2005
Net asset value beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income from Investment Operations
Net investment income/(loss)	—	[a,f]	0.03	[a]	0.05	[a]	0.04	[a]	0.03	[a]
Net realized and unrealized gains/(losses) on investments	—		—		—		—		—
Total from investment operations	—	[f]	0.03		0.05		0.04		0.03
Less Distributions
Dividends from net investment income	—	[f]	(0.03)		(0.05)		(0.04)		(0.03)
Distributions from net realized capital gains[1]	—		—		—		—		—
Total distributions	—	[f]	(0.03)		(0.05)		(0.04)		(0.03)
Net asset value end of period	1.00		1.00		1.00		1.00		1.00
Net assets end of period (000s)	$186,909		$238,954		$215,668		$187,832		$120,041
Ratios and Supplemental Data (%)
Total return	0.39%[b]		3.04%[b]		5.18%[b]		4.60%[b]		2.55%[b]
Ratio of total expenses to average net assets[2]	0.39		0.32		0.35		0.44		0.47
Ratio of net expenses to average net assets	0.21	[a]	0.28	[a]	0.28	[a]	0.32	[a]	0.35	[a]
Ratio of net investment income to average net assets	0.41	[a]	2.97	[a]	5.06	[a]	4.59	[a]	2.52	[a]

1	Includes both short-term and long-term capital gains.

2	Percentage does not reflect reduction for credit balance arrangements. (See Note 2 to Financial Statements).

3	Includes interest expense for all periods presented, where applicable.

a	Reflects the Adviser’s waiver, if any, of its management fees and/or other operating expenses.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Annualized.

d	Unannualized.

e	Assets in this class were too small to incur any income or expense.

f	Less than $0.01.

g	For the period December 1, 2005 (inception) through October 31, 2006.

The accompanying notes are an integral part of the Financial Statements.

Administrative Class
2009		2008		2007		2006		2005
$1.00		$1.00		$1.00		$1.00		$1.00

—	[a,f]	0.03	[a]	0.05	[a]	0.04	[a]	0.02	[a]
—		—		—		—		—
—	[f]	0.03		0.05		0.04		0.02

—	[f]	(0.03)		(0.05)		(0.04)		(0.02)
—		—		—		—		—
—	[f]	(0.03)		(0.05)		(0.04)		(0.02)
1.00		1.00		1.00		1.00		1.00
$413		$13		$5,362		$4,602		$3,896

0.31%[b]		2.79%[b]		4.92%[b]		4.34%[b]		2.29%[b]
0.43		0.56		0.60		0.69		0.72
0.25	[a]	0.53	[a]	0.53	[a]	0.57	[a]	0.60	[a]
0.14	[a]	2.73	[a]	4.82	[a]	4.29	[a]	2.30	[a]

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—October 31, 2009

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as an open-end management investment company. The Trust consists of 27 separate portfolios. The portfolios covered by this report include Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, Harbor Short Duration Fund and Harbor Money Market Fund (individually or collectively referred to as a “Fund” or the “Funds,” respectively). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds.

The Funds of the Trust may offer up to three classes of shares, designated as Institutional Class, Administrative Class, and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The Funds have adopted FASB ASC 105, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles (the Codification) which is a single source of authoritative nongovernmental U.S generally accepted accounting standards (US GAAP). All previous US GAAP standards issued by a standard setter are superseded by the Codification. The adoption of ASC 105 had no impact on the Funds’ net assets or results of operations.

Security Valuation

Except in the case of Harbor Money Market Fund, debt securities, other than short-term securities with a remaining maturity of less than 60 days at the time they are acquired, are valued using evaluated prices furnished by a pricing service selected by the Adviser and approved by the Board of Trustees. An evaluated price represents an assessment by the pricing service using various market inputs of what the pricing service believes is the fair market value of a security at a particular point in time. The pricing service determines evaluated prices for debt securities that would be transacted at institutional-size quantities using inputs including, but not limited to, (i) recent transaction prices and dealer quotes, (ii) transaction prices for what the pricing service believes are securities with similar characteristics, (iii) the pricing vendor’s assessment of the risk inherent in the security taking into account criteria such as credit quality, payment history, liquidity and market conditions, and (iv) various correlations and relationships between security price movements and other factors, such as interest rate changes, which are recognized by institutional traders. Because many debt securities trade infrequently, the pricing vendor will often not have current transaction price information available as an input in determining an evaluated price for a particular security. When current transaction price information is available, it is one input into the pricing service’s evaluation process, which means that the evaluated price supplied by the pricing service will frequently differ from that transaction price. Short-term securities with a remaining maturity of less than 60 days at the time they are acquired are stated at amortized cost which approximates fair value.

Equity securities, except securities listed on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system and United Kingdom securities, are valued at the last sale price on a national exchange or system on which they are principally traded as of the valuation date. Securities listed on NASDAQ system or a United Kingdom exchange are valued at the official closing price of those securities. In the case of securities for which there were no sales on the valuation day, securities traded principally: (i) on a U.S. exchange, including NASDAQ, will be valued at the mean between the closing bid and asked price; (ii) on a foreign exchange, including United Kingdom securities, will be valued at the official bid price determined as of the close of the primary exchange.

When reliable market quotations or evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, securities are priced at their fair value, determined by the Trust’s Valuation

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Committee pursuant to procedures adopted by the Board of Trustees. A Fund may also use fair value pricing if the value of some or all of the Fund’s securities have been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from market quotations, official closing prices or evaluated prices for the same securities, which means the Fund may value those securities higher or lower than another fund that uses market quotations, official closing prices or evaluated prices supplied by a pricing vendor.

Securities of Harbor Money Market Fund are valued utilizing the amortized cost method as set forth in Rule 2a-7 under the Investment Company Act and the Fund’s Rule 2a-7 procedures.

Fair Value Measurements

In September 2006, the Financial Accounting Standards Board (FASB) issued Accounting Standards Codification (ASC) 820, Fair Value Measurements and Disclosures. ASC 820 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements, effective for the Funds’ current fiscal year.

The various inputs that may be used to determine the value of each Fund’s investments are summarized in three categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs are used in situations where quoted prices or observable inputs are not available.

For fair valuations using significant unobservable inputs, ASC 820 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. A fair value hierarchy and Level 3 reconciliation, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

ASC 820 also provides guidance on determining when there has been a significant decrease in the trading volume and level of activity for a holding, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement. ASC 820 emphasizes that even if there has been a significant decrease in the trading volume and level of activity for a holding and regardless of the valuation techniques used, the objective of a fair value measurement remains the same. The adoption of ASC 820 had no impact on the Funds’ net assets or results of operations.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

Futures Contracts

To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, each Fund (except Harbor Money Market Fund) may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. Harbor High-Yield Bond Fund is not authorized to enter into currency futures contracts and options on such contracts. Futures contracts tend to increase or decrease a Fund’s exposure to the underlying instrument or hedge other Fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the contracts’ terms. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. Open futures contracts are valued based on the official daily closing price of futures contracts set by the exchange for the purpose of settling margin accounts, which is referred to as the settlement price. There is minimal counterparty risk with futures

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

contracts as they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by a Fund as unrealized gains or losses. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may suffer losses if it is unable to close out its position because of an illiquid secondary market and there is no assurance that a portfolio manager will be able to close out its position when the portfolio manager considers it appropriate or desirable to do so. In the event of adverse price movements, a Fund may be required to continue making daily cash payments to maintain its required margin. If a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when the portfolio manager would not otherwise elect to do so. In addition, a Fund may be required to deliver or take delivery of instruments.

See the Portfolio of Investments for each Fund for open futures contracts held as of October 31, 2009.

Options

Consistent with its investment policies, each Fund (excluding Harbor Money Market Fund) may use options contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Harbor High-Yield Bond Fund is not authorized to engage in options transactions on currencies. Harbor Bond Fund, Harbor Real Return Fund, and Harbor Short Duration Fund may use options on currencies for cross-hedging purposes. Call options tend to decrease a Fund’s exposure to the underlying instrument. Put options tend to increase a Fund’s exposure to the underlying instrument.

When a Fund purchases an option, the premium paid by the Fund is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the option’s current market value. Purchased options on futures contracts are valued based on the settlement price for the underlying futures contract. If the purchased option expires, a Fund realizes a loss in the amount of the premium. If a Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If a call option is exercised by a Fund, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a put option is exercised by a Fund, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. A Fund’s maximum risk of loss from counterparty credit risk is also limited to the premium paid.

When a Fund writes an option, the premium received by the Fund is presented in the Fund’s Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. Written options on equity securities are valued at the last sale price or, in the absence of a sale, the last offering price on the market on which they are principally traded. Written options on futures contracts are valued based on the settlement price for the underlying futures contract. If an option expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, such Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which a Fund purchases upon exercise of the option.

The risk in writing a call option is that a Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, a Fund assumes the risk of incurring a loss if the

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

market price of the underlying security decreases and the option is exercised. In addition, there is a risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not perform under the contracts’ terms.

See Note 3 for transactions in written options as of October 31, 2009.

Swap Agreements

Each Fund, except Harbor Money Market Fund, may invest in swap agreements to help manage interest rate risk or credit risk these Fund are subject to in the normal course of pursuing its investment objectives. These Funds may use swaps to manage exposure to changes in interest rates or credit quality, to create or adjust exposure to certain markets, to enhance total return or hedge the value of portfolio securities, or to adjust overall portfolio duration and credit exposure. A swap is a privately negotiated agreement between two parties to exchange cash flows at specified intervals (payment dates) during the agreed-upon life of the contract. Swaps are valued using evaluated prices furnished by a pricing service selected by the Board of Trustees. When evaluated prices supplied by a pricing vendor are not readily available or are not believed to accurately reflect fair value, swaps are priced at their fair value determined by the Valuation Committee pursuant to procedures adopted by the Board of Trustees. In those instances, the procedures provide that swaps would be valued using prices supplied by the Fund’s subadviser using its own internal valuation models that are based upon correlations and relationships between swap price movements and other factors, such as changes in swap curves and interest rates, which are recognized by institutional traders.

Each Fund, except the Harbor Money Market Fund, may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) is entitled to receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. The maximum exposure to loss of the notional value of credit default swaps outstanding at October 31, 2009 for the Harbor Bond Fund and Harbor Real Return Fund is $174,428 and $0, respectively. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.

A Fund will only enter into currency swap, interest rate swap, mortgage swap, cap or floor transactions with counterparties to such transactions that meet the minimum credit quality requirements applicable to the Fund generally and meet any other appropriate counterparty criteria as determined by the Fund’s Subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities generally such that if the Fund is permitted to only purchase securities which are rated investment grade (or the equivalent if unrated), the Fund could only enter into one of the above referenced transactions with counterparties that have debt outstanding that is rated investment grade (or the equivalent if unrated).

Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk, and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in market conditions or interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from/paid to the counterparty over the contract’s remaining life or the fair value of the contract. This risk is mitigated by entering into swap agreements with only highly-rated counterparties, the existence of a master netting arrangement with the fund and the counterparty, and the posting of collateral by the counterparty.

Swap agreements outstanding at the year end, if any, are listed after the Funds’ portfolio.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Loan Participations and Assignments

Each Fund, except the Harbor Money Market Fund, may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

At the year ended October 31, 2009 there were no unfunded loan commitments.

Inflation-Indexed Bonds

Harbor Real Return Fund invests primarily in inflation-indexed bonds. Harbor Bond Fund and Harbor Short Duration Fund also may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities

Each Fund, except Harbor Money Market Fund, may invest in mortgage- or other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

U.S. Government Securities

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac in conservatorship, while the Treasury agreed to purchase preferred stock as needed to ensure that both Fannie Mae and Freddie Mac maintain a positive net worth (guaranteeing up to $100 billion for each entity). As a consequence, certain fixed income securities of Fannie Mae and Freddie Mac have more explicit U.S. Government support.

Forward Commitments and When-Issued Securities

Each Fund may purchase securities on a when-issued or purchase or sell securities on a forward commitment basis including “TBA” (to be announced) purchase and sale commitments. Purchasing securities on a when-issued or forward

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a Fund’s other assets. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, such Fund may dispose of a when-issued security or forward commitment prior to settlement if the Subadviser deems it appropriate to do so. Each Fund may enter into a forward-commitment sale to hedge its portfolio positions or to sell securities it owned under delayed delivery arrangement. Proceeds of such a sale are not received until the contractual settlement date. While such a contract is outstanding, a Fund must segregate equivalent deliverable securities or hold an offsetting purchase commitment. A Fund may realize short-term gains or losses upon such purchases and sales. These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s net asset value starting on the date of the agreement to purchase the securities. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in a Fund’s net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but a Fund may agree to a longer settlement period.

A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions.

When a Fund purchases securities on a when-issued or forward commitment basis, the Fund will maintain in a segregated account with the Fund’s custodian or set aside in the Fund’s records, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. In the case of a forward commitment to sell portfolio securities, portfolio holdings will be held in a segregated account with a Fund’s custodian or set aside on the Fund’s records while the commitment is outstanding.

See the Portfolio of Investments for each Fund for outstanding forward commitments or when-issued securities as of October 31, 2009, if any.

Short Sales

Each Fund, except Harbor Money Market Fund, may engage in short-selling which obligates a Fund to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, such Fund is required to pay to the lender any accrued interest or dividends, and may be required to pay a premium. A Fund would realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until a Fund replaces the borrowed security, it will maintain in a segregated account or set aside in such Fund’s records, cash or liquid securities sufficient to cover its short position. Short sales involve the risk of an unlimited increase in the market price of the borrowed security.

See Portfolio of Investments for each Fund for outstanding short sales as of October 31, 2009, if any.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Foreign Forward Currency Contracts

Each Fund, except Harbor High-Yield Bond Fund and Harbor Money Market Fund, may enter into foreign forward currency contracts to facilitate transactions in foreign securities or as a hedge against foreign exchange risk related to specific transactions or portfolio positions. A foreign forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. The U.S. dollar value of the contracts is determined using forward currency exchange rates supplied by a pricing service selected by Harbor Capital. The contract is marked-to-market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened; however, management of the Fund believes the likelihood of such loss is remote. There is minimal counterparty risk with foreign forward currency contracts as they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded foreign forward currency contracts, guarantees the contracts against default.

See Portfolio of Investments for outstanding foreign forward currency contracts as of October 31, 2009.

Foreign Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end. Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not isolated in the Statement of Operations from the effects of changes in market prices of these securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with domestic or foreign banks or with any member firm of the Financial Industry Regulatory Authority, Inc. (“FINRA”), or any affiliate of a member firm which is a primary dealer in U.S. government securities. Each repurchase agreement counterparty must meet the minimum credit quality requirements applicable to the respective Fund generally and meet any other appropriate counterparty criteria as determined by the Fund’s Subadviser. The minimum credit quality requirements are those applicable to a Fund’s purchase of securities generally such that if a Fund is permitted to only purchase securities which are rated investment grade (or the equivalent if unrated), that Fund could only enter into repurchase agreements with counterparties that have debt outstanding that is rated investment grade (or the equivalent if unrated). In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be adequately collateralized to cover the counterparty’s obligation to the Fund to close out the repurchase agreement. The securities will be regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.

Reverse Repurchase Agreements

Harbor Short Duration Fund may enter into reverse repurchase agreements with banks and third party broker-dealers. The Fund may use reverse repurchase agreements to borrow short term funds. Interest on the value of reverse repurchase

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid high-grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the market value of securities bought may decline below the repurchase price of securities sold. Activity in reverse repurchase agreements by the Harbor Short Duration Fund for the year ended October 31, 2009 is as follows:

Category of Aggregate Short-Term Borrowings	Balance at End of Period	Average Interest Rate	Maximum Amount Outstanding During the Period	Average Daily Amount Outstanding During the Period	Average Interest Rate During the Period
Reverse repurchase agreements	$—	N/A	$573	$23	0.179%

Average debt outstanding and average interest rate during the period is calculated based on calendar days.

Securities Transactions

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

Investment Income

Dividends declared on portfolio securities are accrued on the ex-dividend date. For foreign securities held, certain dividends are recorded after the ex-dividend date, but as soon as the respective Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

Distribution to Shareholders

Distributions on Fund shares are recorded on the ex-dividend date.

Expenses

Expenses incurred by the Trust with respect to any two or more Harbor funds are allocated in proportion to the average net assets or the number of shareholders of each fund, except where allocations of direct expense to each fund can be otherwise fairly made.

Custodian

The Funds have credit balance arrangements with the Custodian whereby uninvested cash is invested in a short-term investment vehicle and amounts earned constitute an expense credit which is applied against gross custody expenses. Such custodial expense reductions are reflected on the accompanying Statement of Operations for the year ended October 31, 2009. If the Funds had not entered into such arrangements, the Funds could have invested a portion of the assets in an income-producing asset.

Class Allocations

Income, common expenses and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, and transfer agent fees are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

Federal Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

The Funds have adopted ASC 740 Income Taxes. ASC 740 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the Funds’ current fiscal year. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. Management has analyzed each Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2006-2008), including positions expected to be taken upon filing the 2009 tax return, for purposes of implementing ASC 740, and has concluded that no provision for income tax is required in any Fund’s financial statements.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 2009 are as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
Harbor High-Yield Bond Fund	$—	679,831	$—	213,736
Harbor Bond Fund	30,161,482	1,040,388	30,371,562	949,398
Harbor Real Return Fund	719,564	16,816	693,105	14,053
Harbor Short Duration Fund	23,182	—	33,953	15,527

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

Written Options

Transactions in written options for the year ended October 31, 2009 are summarized as follows:

	Options Written		Options Written		Options Written
	Swap Options-US		U. S. Treasury Futures		Eurodollar Future
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Harbor Bond Fund
Options outstanding at beginning of year	393,300,000	$10,828	1,549	$1,156	—	$—
Options opened	2,056,400,000	17,048	3,424	1,632	1,555	396
Options closed	(400,600,000)	(10,829)	(810)	(470)	—	—
Options exercised	—	—	—	—	—	—
Options expired	(318,700,000)	(1,877)	(2,648)	(1,847)	(1,555)	(396)

Open at 10/31/2009	1,730,400,000	$15,170	1,515	$471	—	$—

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS—Continued

Written Options—Continued

	Options Written		Options Written		Options Written
	Swap Options - U.S.		U. S. Treasury Futures		Eurodollar Futures
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Harbor Real Return Fund
Options outstanding at beginning of year	—	$—	32	$21	—	$—
Options opened	52,900,000	399	84	28	16	3
Options closed	(15,500,000)	(107)	—	—	(11)	(2)
Options exercised	—		(19)	(14)	—	—
Options expired	(5,500,000)	(22)	(97)	(35)	(5)	(1)

Open at 10/31/2009	31,900,000	$270	—	$—	—	$—

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect wholly-owned subsidiary of Robeco Groep, N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boevenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. Separate advisory agreements for each Fund were in effect during the year ended October 31, 2009. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

	Contractual Rate	Voluntary Waiver		Actual Rate
Harbor High-Yield Bond Fund	0.60%	0.02%		0.58%
Harbor Bond Fund	0.48	0.025	[a]	0.47
Harbor Real Return Fund	0.48	—		0.48
Harbor Short Duration Fund	0.20	—		0.20
Harbor Money Market Fund	0.20	0.02		0.18

a	The voluntary waiver is 0.025% on assets in excess of $1 billion.

Harbor Capital has from time to time voluntarily agreed not to impose a portion of its management fees and to bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. Such waivers are reflected on the accompanying Statements of Operations for the respective Funds.

Distributor

Harbor Funds Distributors, Inc., a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to each Fund’s Administrative Class shares and Investor Class shares (collectively, the “12b-1 Plans”), each Fund pays Harbor Funds Distributors compensation at the annual rate of 0.25% of the average daily net assets of Administrative Class shares and of the Investor Class shares. The 12b-1 Plans compensate Harbor Funds Distributors for the purpose of financing any activity which is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for servicing of shareholder accounts in the Administrative and Investor Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by Harbor Funds Distributors on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse Harbor Funds Distributors for the actual expenses Harbor Funds Distributors may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if Harbor Funds Distributors’ actual expenses exceed the fee payable to Harbor Funds Distributors at any given time, the Funds will not be obligated to pay more than that fee. Conversely, if Harbor Funds Distributors’ expenses are less than the fee it receives, Harbor Funds Distributors will retain the difference.

The fees allocated to each Fund’s respective class are shown on the accompanying Statement of Operations.

Transfer Agent

Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital, is the shareholder servicing agent for the Funds. The shareholder servicing agreement is reviewed and approved annually by the Trustees of the Funds and currently provides for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.09% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.09% of the average daily net assets of all Administrative Class shares.
Investor Class	0.21% of the average daily net assets of all Investor Class shares.

Effective March 1, 2009, the transfer agent fees for the Institutional and Administrative Class shares increased from 0.06% to 0.09% and increased from 0.18% to 0.21% for the Investor Class shares. Harbor Services Group, Inc. has voluntarily waived a portion of its transfer agent fees during the year ended October 31, 2009. Fees incurred for these transfer agent services are shown on each Fund’s Statement of Operations.

Shareholders

On October 31, 2009, Harbor Capital, Harbor Funds Distributors, Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:

Harbor Capital, Harbor Funds Distributors, and Harbor Services Group
Harbor High-Yield Bond Fund	78,154
Harbor Bond Fund	19,035
Harbor Real Return Fund	65,686
Harbor Short Duration Fund	12
Harbor Money Market Fund	78,401,710

Independent Trustees

The fees and expenses of the Independent Trustees allocated to each Fund are shown on the accompanying Statement of Operations. The Independent Trustees’ remuneration for all Fixed Income Funds totaled $73 for the year ended October 31, 2009.

The Board of Trustees has adopted a Deferred Compensation Plan for Independent Trustees (the “Plan”) which enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Trust (with the exception of the Harbor Money Market Fund). For purposes of determining the amount owed to a Trustee under the plan, deferred amounts are treated as though they had been invested in shares of the Fund(s) selected by the Trustee. The outstanding deferred compensation liability is included as a component of “Trustees’ fees and expenses” in the Statement of Assets and Liabilities and fluctuates with changes in the market value of the selected security. The market value adjustment for all Fixed Income Funds was $3 for the year ended October 31, 2009. The deferred compensation and related mark-to-market impact will be a liability of the Funds until distributed in accordance with the Plan.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Redemption Fee

A 1% redemption fee is charged on shares of Harbor High-Yield Bond Fund that are redeemed within nine months from their date of purchase. All redemption fees are recorded by the Fund as paid-in capital. For the year ended October 31, 2009 the redemption fee proceeds are as follows:

Amount
Harbor High-Yield Bond Fund	$342

NOTE 5—TAX INFORMATION

The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to the Funds’ capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. The amounts reclassified on the Statement of Assets and Liabilities for the year ended October 31, 2009 are as follows:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
Harbor High-Yield Bond Fund	$(214)	$—	$(214)
Harbor Bond Fund	12,441	(15,289)	2,848
Harbor Real Return Fund	571	(571)	—
Harbor Short Duration Fund	185	(185)	—
Harbor Money Market Fund	(3)	3	—

The tax composition of distributions are as follows:

	As of October 31, 2008			As of October 31, 2009
	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Harbor High-Yield Bond Fund	$3,519	$—	$3,519	$17,314	$—	$17,314
Harbor Bond Fund	194,567	—	194,567	256,534	62,560	319,094
Harbor Real Return Fund	2,838	—	2,838	4,347	581	4,928
Harbor Short Duration Fund	3,122	—	3,122	1,354	—	1,354
Harbor Money Market Fund	6,763	—	6,763	873	—	873

As of October 31, 2009, the components of distributable earnings on a tax basis are as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)
Harbor High-Yield Bond Fund	$9,645	$—	$43,544
Harbor Bond Fund	117,333	22,470	156,462
Harbor Real Return Fund	2,738	—	2,092
Harbor Short Duration Fund	106	—	(7,607)
Harbor Money Market Fund	35	—	—

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 5—TAX INFORMATION—Continued

At October 31, 2009, the following Funds had capital loss carryforwards for federal tax purposes, which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve each Fund of any liability for federal tax. Pursuant to the Internal Revenue Code, such capital loss carryforwards will expire as listed below:

	Capital Loss Carryforwards to Expire In:
	2012	2013	2014	2017	Total
Harbor Real Return Fund	$—	$—	$—	$2,428	$2,428
Harbor Short Duration Fund	1,164	1,359	153	—	2,676

The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at October 31, 2009 are as follows:

		Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
	Identified Cost	Appreciation	(Depreciation)
Harbor High-Yield Bond Fund	$546,466	$44,638	$(1,094)	$43,544
Harbor Bond Fund	5,918,968	194,560	(98,081)	96,479
Harbor Real Return Fund*	184,614	2,382	(587)	1,795
Harbor Short Duration Fund*	44,778	294	(7,900)	(7,606)
Harbor Money Market Fund	186,313	—	—	—

*	Capital loss carryforwards are available which may reduce taxable income from future net realized gain on investments.

NOTE 6—DERIVATIVES

ASC 815

Effective for the current fiscal year, the Funds have adopted ASC 815, Derivatives and Hedging. ASC 815 requires disclosure for (1) the nature and term of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (2) the maximum potential amount of future undiscounted payments the seller could be required to make under the credit derivative, (3) the fair value of the credit derivative, and (4) the nature of any recourse provisions and assets held either as collateral or by third parties. ASC 815 requires additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with ASC 815 and incorporated for the current year as part of the credit default swap agreements disclosure following the applicable Portfolios of Investments.

ASC 815 also requires qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair values of derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. For a detailed discussion of risks related to these investments please refer to the descriptions of each derivative in Note 2—Significant Accounting Policies. The disclosure requirements of ASC 815 distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. The Funds’ derivative holdings do not qualify for hedge accounting treatment and as such are recorded at fair value. The adoption of ASC 815 had no impact on the Funds’ net assets or results of operations.

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES—Continued

At October 31, 2009, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

Harbor Bond Fund
Statement of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total

Assets
Open forward currency contracts[a]	$—	$1,661	$—	$1,661
Unrealized appreciation/(depreciation) on swap agreements[a]	46,476	—	1,809	48,285
Variation margin on futures contracts[b]	27,267	—	—	27,267

Liabilities
Open forward currency contracts[a]	$—	$(935)	$—	$(935)
Unrealized appreciation/(depreciation) on swap agreements[a,c]	(949)	—	(3,164)	(4,113)
Variation margin on futures contracts[b]	(1,030)	—	—	(1,030)
Written options, at value	(8,912)	—	—	(8,912)

Harbor Real Return Fund
Statement of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total

Assets
Open forward currency contracts[a]	$—	$78	$—	$78
Unrealized appreciation/(depreciation) on swap agreements[a]	51	—	40	91
Variation margin on futures contracts[b]	329	—	—	329

Liabilities
Open forward currency contracts[a]	$—	$(28)	$—	$(28)
Unrealized appreciation/(depreciation) on swap agreements[a,c]	(11)	—	(1)	(12)
Written options, at value	(78)	—	—	(78)

Harbor Short Duration Fund
Statement of Assets and Liabilities Caption	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total

Assets
Variation margin on futures contracts[b]	$53	$—	$—	$53

a	These captions are presented at their respective net balance on the Statement of Assets and Liabilities due to the existence of master netting agreements.

b	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets & Liabilities.

c	Net of premiums paid of $14,939 and $72, respectively.

Realized net gain/(loss) and the change in unrealized appreciation/(depreciation) on derivatives for the year ended October 31, 2009, were:

Harbor Bond Fund
Realized Net Gain/(Loss) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward Currency Contracts	$—	$(3,566)	$—	$(3,566)
Future Contracts	84,528	—	—	84,528
Option Contracts-Purchased	(3,329)	—	—	(3,329)
Option Contracts-Written	(19,992)	—	—	(19,992)
Swaps Agreements	(21,926)	—	(2,733)	(24,659)

Realized Net Gain/(Loss) on Derivatives	$39,281	$(3,566)	$(2,733)	$32,982

Harbor Fixed Income Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—DERIVATIVES—Continued

Harbor Bond Fund—Continued
Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward Currency Contracts	$—	$9,512	$—	$9,512
Future Contracts	(46,736)	—	—	(46,736)
Option Contracts-Purchased	(2,250)	—	—	(2,250)
Option Contracts-Written	4,500	—	—	4,500
Swap Agreements	52,425	—	19,351	71,776

Change in Unrealized Appreciation/(Depreciation) on Derivatives	$7,939	$9,512	$19,351	$36,802

Harbor Real Return Fund
Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward Currency Contracts	$—	$(808)	$—	$(808)
Future Contracts	595	—	—	595
Option Contracts-Purchased	(6)	—	—	(6)
Option Contracts-Written	142	—	—	142
Swap Agreements	(2,102)	—	208	(1,894)

Net Realized Gain/(Loss) on Derivatives	$(1,371)	$(808)	$208	$(1,971)

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Forward Currency Contracts	$—	$542	$—	$542
Future Contracts	41	—	—	41
Option Contracts-Purchased	—	—	—	—
Option Contracts-Written	188	—	—	188
Swap Agreements	276	—	(359)	(83)

Change in Unrealized Appreciation/(Depreciation) on Derivatives	$505	$542	$(359)	$688

Harbor Short Duration Fund
Net Realized Gain/(Loss) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Future Contracts	$558	$—	$—	$558

Change in Unrealized Appreciation/(Depreciation) on Derivatives	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Total
Future Contracts	$(97)	$—	$—	$(97)

NOTE 7—SUBSEQUENT EVENTS

ASC 855

Through December 21, 2009, the date the financial statements were available to be issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as of October 31, 2009 as presented herein.

Harbor Fixed Income Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Harbor Funds

We have audited the accompanying statements of assets and liabilities of Harbor Funds (the Trust) (portfolios comprising of, respectively, Harbor High-Yield Bond Fund, Harbor Bond Fund, Harbor Real Return Fund, Harbor Short Duration Fund, and Harbor Money Market Fund), including the portfolios of investments, as of October 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Harbor Funds at October 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 21, 2009

Harbor Fixed Income Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 through October 31, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Expenses Paid During Period*	Beginning Account Value (May 1, 2009)	Ending Account Value (October 31, 2009)
Harbor High-Yield Bond Fund
Institutional Class	0.75%
Actual		$4.05	$1,000.00	$1,144.98
Hypothetical (5% return)		3.82	1,000.00	1,021.33
Administrative Class	1.00%
Actual		$5.40	$1,000.00	$1,143.62
Hypothetical (5% return)		5.09	1,000.00	1,020.04
Investor Class	1.12%
Actual		$6.05	$1,000.00	$1,142.08
Hypothetical (5% return)		5.70	1,000.00	1,019.42
Harbor Bond Fund
Institutional Class	0.57%
Actual		$3.02	$1,000.00	$1,105.10
Hypothetical (5% return)		2.91	1,000.00	1,022.26
Administrative Class	0.82%
Actual		$4.34	$1,000.00	$1,103.89
Hypothetical (5% return)		4.18	1,000.00	1,020.97

Harbor Fixed Income Funds

FEES AND EXPENSE EXAMPLE—Continued

	Annualized Expense Ratio	Expenses Paid During Period*	Beginning Account Value (May 1, 2009)	Ending Account Value (October 31, 2009)
Harbor Real Return Fund
Institutional Class	0.60%
Actual		$3.14	$1,000.00	$1,079.12
Hypothetical (5% return)		3.06	1,000.00	1,022.10
Administrative Class	0.85%
Actual		$4.45	$1,000.00	$1,078.85
Hypothetical (5% return)		4.33	1,000.00	1,020.81
Harbor Short Duration Fund
Institutional Class	0.38%
Actual		$1.95	$1,000.00	$1,035.64
Hypothetical (5% return)		1.94	1,000.00	1,023.24
Administrative Class	0.63%
Actual		$3.23	$1,000.00	$1,033.18
Hypothetical (5% return)		3.21	1,000.00	1,021.95
Harbor Money Market Fund
Institutional Class	0.21%
Actual		$1.06	$1,000.00	$1,000.58
Hypothetical (5% return)		1.07	1,000.00	1,024.12
Administrative Class	0.25%
Actual		$1.26	$1,000.00	$1,000.57
Hypothetical (5% return)		1.28	1,000.00	1,023.91
*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Harbor Fixed Income Funds

ADDITIONAL INFORMATION (Unaudited)

ADDITIONAL TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, the Funds designated the following capital gain dividends for the year ended October 31, 2009:

Amount (000s)
Harbor Bond Fund	$62,786

For the fiscal year ended October 31, 2009, the Funds designate up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2009, complete information will be reported in conjunction with Form 1099-DIV.

Shareholders who own a taxable Harbor Funds account and that received distributions from a Fund during calendar year 2009 will receive a Form 1099-DIV in January 2010 that will show the tax character of those distributions.

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds website at www.harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at www.harborfunds.com, and (iii) on the SEC’s website at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of December 2009)

The business and affairs of the Trust is managed by or under the direction of the Trustees, and they have all powers necessary or desirable to carry out that responsibility. The Trustees have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the best interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. Except as noted, the address of each Trustee and Officer is 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INDEPENDENT TRUSTEES
Raymond J. Ball (65) Trustee University of Chicago Graduate School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 2006	Sidney Davidson Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Advisor, Sensory Networks (computer security firm) (2001-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); and Professor, European Institute of Advanced Studies in Management (1998-Present).	27	None

Howard P. Colhoun (74) Trustee 14114 Mantua Mill Road Glyndon, MD 21071	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	27	None

John P. Gould (70) Trustee University of Chicago Graduate School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-Present); Director of Unext.com (Internet based education company) (1999-2006); and Principal and Executive Vice President of Lexecon Inc. (economics consulting firm) (1994-2004).	27	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Rodger F. Smith (68) Trustee 6 High Ridge Park Stamford, CT 06905	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); Director of Arlington Capital Management (CI) Limited (investment advisory firm) (1992-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	27	None
INTERESTED TRUSTEE
David G. Van Hooser (63)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), President (2003-2007) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director, Harbor Services Group, Inc. (2000-Present).	27	None

Harbor Fixed Income Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS**
Charles F. McCain (40) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.; and Junior Partner, Wilmer Cutler Pickering Hale and Dorr LLP (law firm) (1996-2004).

Anmarie S. Kolinski (38) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Vice President – Internal Audit (2005-2007), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc., and Audit Senior Manager (2002-2005), Ernst & Young LLP.

Erik D. Ojala (34) Vice President and Secretary	Since 2007	Senior Vice President and Associate General Counsel (2007-Present), Harbor Capital Advisors, Inc.; Vice President and Assistant General Counsel (2003-2007), Corporate Secretary (2006-2007) and Compliance Officer (2003-2004), Ariel Investments, LLC; and Vice President and Secretary (2003-2007), Ariel Investment Trust (mutual funds).

Brian L. Collins (41) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.; and Director, U.S. Investment Management Research (1998-2004), Mercer Investment Consulting, Inc.

Charles P. Ragusa (50) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; Executive Vice President (2007-Present), Harbor Funds Distributors, Inc.; Vice President, Mutual Fund Operations (2005-2007) Boston Financial Data Services, Inc.; and Senior Vice President (2002-2005), IXIS Asset Management Services Co.

Jodie L. Crotteau (37) Assistant Secretary	Since 2005	Vice President, Secretary and Compliance Director (2007-Present), Assistant Secretary (2005-2007), Compliance Manager (2005-2006), and Regulatory Compliance Specialist (2004-2005), Harbor Capital Advisors, Inc.; Assistant Secretary (2005-Present), Harbor Services Group, Inc.; and Assistant Secretary (2007-Present), Harbor Funds Distributors, Inc.

Susan A. DeRoche (57) Assistant Secretary 33 Arch Street Suite 2001 Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Secretary (2007-Present) Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

(This document must be preceded or accompanied by a Prospectus.)

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information

It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”) and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing

We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information

Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security

We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

For customers accessing information through our web site, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at www.harborfunds.com.

We recommend that you read and retain this notice for your personal files

Glossary

Russell 1000® Growth Index—An unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. Measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth value.

Standard & Poor’s 500 Stock Index (S&P 500)—An unmanaged index generally representative of the U.S. stock market.

Russell Midcap® Growth Index—An unmanaged index generally representative of the U.S. market for medium capitalization growth stocks.

Russell 2000® Growth Index—An unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings according to the Frank Russell Company.

Russell 1000® Value Index—An unmanaged index generally representative of the U.S. market for larger capitalization value stocks.

Russell Midcap® Value Index—An unmanaged index generally representative of the U.S. market for medium capitalization value stocks.

Russell 2000® Value Index—An unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings according to the Frank Russell Company.

MSCI EAFE Index (Morgan Stanley Capital International—Europe, Australasia, Far East)—An unmanaged index generally representative of major overseas stock markets that is designed to measure developed market equity performance, excluding the U.S. and Canada.

MSCI EAFE Growth Index (Morgan Stanley Capital International—Europe, Australasia, Far East Growth)—An unmanaged index generally representative of growth stocks within the major overseas stock markets.

MSCI (Morgan Stanley Capital International) World Index—A free float-adjusted market capitalization index that is designed to measure global developed market equity performance.

BofA Merrill Lynch US High Yield Index—An unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.

Barclays Capital U.S. Aggregate Bond Index—An unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year.

Barclays Capital U.S. TIPS Index—An unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), having at least one year to final maturity, and at least $250 million par amount outstanding.

BofA Merrill Lynch 1-3 Year US Treasury Index—An unmanaged index consisting of all public U.S. Treasury obligations having maturities from 1 to 2.99 years and reflects total return.

BofA Merrill Lynch 3-Month Treasury Bills—90-day Treasury Bills are debt obligations issued by the U.S. government with a maturity of 90 days.

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

Glossary—Continued

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than .25 percent per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). An indication of a fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

Glossary—Continued

R-Squared—R-Squared is the measure of correlation between a fund and the market (benchmark). It is calculated by regressing the fund against an appropriate index over time. Values range between 0 and 1. The higher the value of R-Square, the greater the correlation between the two. R-Squared is calculated over the last 36 months. An R-squared of 1 means that all movements of a fund are completely explained by movements in the index. Conversely, a low R-squared indicates that very few of the fund’s movements are explained by movements in its benchmark index. An R-squared measure of 0.35, for example, means that only 35% of the fund’s movements can be explained by movements in its benchmark index. Therefore, R-squared can be used to ascertain the significance of a particular beta or alpha. Generally, a higher R-squared will indicate a more useful beta figure. If the R-squared is lower, then the beta is less relevant to the fund’s performance.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

TIPS—Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

Weighted Average Credit Quality—Average credit quality gives a snapshot of the portfolio’s overall credit quality. It is an average of each bond’s credit rating, adjusted for its relative weighting in the portfolio. U.S. government bonds carry the highest credit rating, while bonds issued by speculative or bankrupt companies usually carry the lowest credit ratings. Anything at or below BB is considered a high-yield or “junk” bond.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee

John P. Gould

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President & Secretary

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Jodie L. Crotteau

Assistant Secretary

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive, 34th Floor

Chicago, IL 60606-4302

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive, 34th Floor

Chicago, IL 60606-4302

312-443-4400

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

225 Franklin Street

Boston, MA 02110

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

12/2009/133,000	FD.AR.FIF.1009

Annual Report

October 31, 2009

Target Retirement Funds

Harbor Target Retirement Income Fund

Harbor Target Retirement 2010 Fund

Harbor Target Retirement 2015 Fund

Harbor Target Retirement 2020 Fund

Harbor Target Retirement 2025 Fund

Harbor Target Retirement 2030 Fund

Harbor Target Retirement 2035 Fund

Harbor Target Retirement 2040 Fund

Harbor Target Retirement 2045 Fund

Harbor Target Retirement 2050 Fund

Harbor Target Retirement Funds

OVERVIEW

Which Fund is right for you?

Preparing for Retirement

The chart listed above shows how to select a Target Retirement Fund corresponding to your current age and the approximate number of years to retirement. The chart assumes retirement at age 65. The asset allocations of the corresponding funds are designed to correspond to the number of years until retirement. You should consider your personal situation, which may be different than the example shown above.

Investment Risks

The performance and risks of each Target Retirement Fund will correspond directly to the performance and risks of the underlying Harbor funds (the “Underlying Funds”) in which each Target Retirement Fund invests. The Funds will have partial exposure to the risks of many different market sectors and asset classes, any of which could cause an investor to lose money. The principal risk of the Funds is asset allocation risk, or the risk that the selection of the underlying Harbor funds and the allocation of the Funds’ assets to those underlying Harbor funds will cause a Fund to underperform other similar target retirement funds. Other principal risks include selection risk (a subadviser of one of the underlying Harbor funds is incorrect in its judgment regarding the attractiveness, value and potential appreciation of a particular security) and market risk.

An investment in the Funds is not guaranteed at any time, including the target date. Your actual return and principal value on an investment will fluctuate and the shares, when redeemed, may be worth more or less than their original cost.

Investors should consider a Fund’s investment objective, risks, fees and expenses carefully before investing. For this and other important information, please obtain a Harbor Funds prospectus by calling 800-422-1050 or visiting www.harborfunds.com and read it carefully before investing.

1

Harbor Target Retirement Funds

OVERVIEW—Continued

Glide Path

Investment Styles

The Harbor Target Retirement lncome Fund is designed for investors currently in retirement, and its investments are expected to remain stable over time. The other Harbor Target Retirement Funds are designed for investors who plan to retire close to the year indicated in the Funds’ names. These Funds’ asset allocations and investments in underlying Harbor funds will change according to the “glide path”.

The glide path represents the expected changes in the asset allocation of each Target Retirement Fund (except Harbor Target Retirement Income Fund, which has a stable allocation) as time progresses. The allocations are expected to shift from higher equity exposure to higher fixed income exposure as the respective Fund’s target date approaches the current date.

The glide path shown reflects the current expected asset allocation and path, but may change at any point in time at the discretion of Harbor Capital Advisors, Inc.

Harbor Target Retirement Funds – Target Allocation

Harbor Funds	Income	2010	2015	2020	2025	2030	2035	2040	2045	2050
Equity Funds
Harbor Capital Appreciation Fund	3%	4%	5%	6%	7%	8%	10%	11%	13%	13%
Harbor Mid Cap Growth Fund	1	2	2	3	3	4	5	5	6	6
Harbor Small Cap Growth Fund	1	2	2	2	3	3	4	4	5	5
Harbor Large Cap Value Fund	4	7	7	8	11	13	15	17	19	19
Harbor Mid Cap Value Fund	2	3	3	4	5	6	7	8	9	9
Harbor Small Cap Value Fund	2	2	3	3	4	5	5	6	7	7
Harbor International Fund	5	7	9	10	12	15	17	20	22	22
Harbor International Growth Fund	2	3	4	4	5	6	7	9	9	9
Total Equity Allocation	20	30	35	40	50	60	70	80	90	90
Strategic Markets Funds
Harbor Commodity Real Return Strategy Fund	0	2	3	4	5	5	4	4	3	3
Total Strategic Markets Allocation	0	2	3	4	5	5	4	4	3	3
Fixed Income Funds
Harbor High-Yield Bond Fund	2	6	8	9	10	10	9	6	3	3
Harbor Bond Fund	43	34	33	33	29	22	16	10	4	4
Harbor Real Return Fund	20	13	11	9	6	3	1	0	0	0
Total Fixed Income Allocation	65	53	52	51	45	35	26	16	7	7
Short-Term Investments
Harbor Money Market Fund	15	15	10	5	0	0	0	0	0	0
Total Short-Term Investments Allocation	15	15	10	5	0	0	0	0	0	0
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

2

Letter from the Chairman

David G. Van Hooser

Chairman

Dear Fellow Shareholder:

This is the first annual report for the Harbor Target Retirement Funds, which were introduced on January 2, 2009. The introduction of the Harbor Target Retirement Funds came during one of the most remarkable periods in the history of the financial markets.

Domestic Equity Markets

As fiscal 2009 began, domestic equity markets were experiencing declines of a magnitude last seen over 70 years ago. Certain segments of the credit markets had very limited liquidity and fixed income investors were seeking the safety of U.S. Treasury securities. The financial crisis broadened into an economic crisis with declines in domestic spending and consumer confidence and an increase in unemployment. These conditions were not confined to the U.S. Almost every market and economy in the world was experiencing a similar or related crisis.

The financial and economic crisis had a severe impact on domestic equity markets early in fiscal 2009. The domestic equity market, as measured by the Wilshire 5000 Total Market Index was down 29.01% from the end of fiscal 2008 (October 31, 2008) to March 9, 2009. Then, when many prognosticators thought the equity market could only get worse, equity markets around the world staged a stunning recovery as investors began to focus on early indications suggesting that financial and economic conditions were starting to improve. The Wilshire 5000 rose 56.81% from March 9 to October 31 to finish up 11.32% for fiscal 2009.

International, Commodity and Fixed Income Markets

While domestic equity markets were improving, international equity markets were showing even stronger results. The MSCI EAFE Index of stocks in developed overseas markets had a return of 27.71% (in U.S. dollars). For U.S.-based investors, international returns as measured by the MSCI EAFE Index were aided by almost 1,400 basis points due to the weaker U.S. dollar in fiscal 2009. Emerging markets staged a robust recovery, with the MSCI Emerging Markets Index posting a gain of 64.13%.

Commodity prices began the year on a downward trend but later recovered as the global economic outlook showed signs of improvement. The Dow Jones-UBS Commodity Index Total ReturnSM was virtually unchanged for the fiscal year.

The broad based U.S. investment-grade bond market, as measured by the Barclays Capital U.S Aggregate Bond Index, was up 13.79% as investors became more comfortable with riskier fixed income investments during fiscal 2009. The high-yield bond market, down by more than 25% in the prior fiscal year, was the best overall performing fixed income asset class, with a return of more than 48% in fiscal 2009. The yield of the 10-Year Treasury Note was 3.39% on October 31, 2009, down from 3.97% at the end of fiscal 2008. Money market yields were only a few basis points at fiscal year end as the Federal Reserve in December 2008 reduced the federal funds target rate to a range of 0% to 0.25%.

	RETURNS FOR PERIODS ENDED OCTOBER 31, 2009
		Annualized
Domestic Equities	1 Year	5 Years	10 Years	30 Years
Dow Jones Wilshire 5000 (entire U.S. stock market)	11.34%	1.06%	0.06%	11.05%
S&P 500 (large cap stocks)	9.80	0.33	-0.95	11.20
Russell Midcap® (mid cap stocks)	18.75	2.40	5.09	12.65
Russell 2000® (small cap stocks)	6.46	0.59	4.11	10.52
Russell 3000® Growth	17.04	1.26	-3.14	9.91
Russell 3000® Value	4.56	-0.05	2.11	11.79

International & Global
MSCI EAFE (foreign stocks)	27.71%	5.10%	2.04%	9.75%
MSCI World (global stocks)	18.42	2.64	0.23	9.69
MSCI Emerging Markets	64.13	16.78	11.16	N/A

Strategic Markets
Dow Jones-UBS Commodity Index Total ReturnSM	0.10%	-0.39%	7.10%	N/A

Fixed Income
BofA Merrill Lynch US High Yield (high-yield bonds)	48.79%	6.02%	6.28%	N/A
Barclays Capital U.S. Aggregate Bond (domestic bonds)	13.79	5.05	6.31	8.91%
BofA Merrill Lynch 3-Month Treasury Bills (proxy for money market returns)	0.30	3.09	3.07	6.11

3

Harbor Target Retirement Funds

In the ten months from the Harbor Target Retirement Funds’ inception on January 2, 2009 through the end of the fiscal year on October 31, 2009, all major asset classes posted positive returns, with equities leading the way. The Russell 3000® Index, a broad measure of the U.S. stock market, returned 18.07%, while the MSCI EAFE Index of stocks in developed international markets returned 27.36% in U.S. dollar terms. The Barclays Capital U.S. Aggregate Bond Index, a broad measure of the U.S. taxable bond market, returned 6.24%, while shorter-term fixed income investments had positive but unusually low returns as central banks around the world continued their programs of aggressive monetary easing. Commodities, as measured by the Dow Jones-UBS Commodity Index Total ReturnSM, returned 12.64%.

The Harbor Target Retirement Funds posted returns ranging from 11.42% to 19.40%, consistent with the asset allocations for the funds. The higher returns came from the longer-dated portfolios, which are more heavily weighted to equities. Relative to the broader markets, the Harbor Target Retirement Funds benefited from the performance of the actively managed Harbor funds making up their portfolios, as many of the underlying Harbor funds outperformed their various benchmarks.

The best absolute performances among the underlying funds for the ten months ended October 31, 2009 included the Harbor Capital Appreciation Fund, up 30.04% (Institutional Class), the Harbor International Growth Fund, up 29.96% (Institutional Class), the Harbor International Fund, up 28.91% (Institutional Class), and the Harbor Mid Cap Value Fund, up 27.93% (Institutional Class). All four of these funds outpaced their benchmarks in the ten months of the fiscal year since the introduction of the Harbor Target Retirement Funds. The Harbor Bond Fund, the largest fixed-income allocation in each of the portfolios, was up 13.48% (Institutional Class), outperforming its Barclays Capital U.S. Aggregate Bond Index benchmark by more than 7 percentage points. The Harbor Money Market Fund, which was a component of five of the Target Retirement Funds, had a return of only 0.18% (Institutional Class) in the ten months since the Harbor Target Retirement Funds were introduced. Given the expectation that money market yields would remain at historically low levels for an extended time, the five portfolios (the Retirement Income Fund and Funds 2010 through 2025) were adjusted in September to increase exposure to the Harbor Bond Fund and Harbor Real Return Fund and reduce their exposure to the Harbor Money Market Fund.

Investing for the Long Term

The dramatic market declines in late fiscal 2008 and early fiscal 2009, followed by the sharp increase in the markets since March 2009, caused even the most experienced investors to reconsider the level of risk they are willing to accept. Investing in equity and debt markets involves taking risks. Markets are uncertain and no one can predict consistently how the equity and debt markets will perform in the shorter term.

Over the years, experienced investors have learned that a diversified portfolio of stocks, bonds, and cash in an asset allocation that is consistent with their investment objectives and risk tolerance can be helpful in managing the risk and uncertainty of the markets.

The Harbor Target Retirement Funds incorporate asset allocations that change over time as the expected retirement date gets closer. Shareholders who contribute regularly to their plan-sponsored retirement plan can use the pre-established asset allocations in the Harbor Target Retirement Funds to help achieve their financial objectives in retirement.

Thank you for your investment in Harbor Funds.

December 21, 2009

David G. Van Hooser

Chairman

4

Underlying Harbor Funds

PERFORMANCE SUMMARY (Unaudited)

The performance figures for the Institutional Class shares of each of the underlying Harbor Funds shown below assume the reinvestment of dividends and capital gains, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of shares of the funds. Returns for periods less than one year are not annualized. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The waivers may be discontinued at any time without notice.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

	Total Returns for Periods Ended 10/31/2009					Expense Ratios
Equity Funds	One Year	Five Years	Ten Years	Since Inception	Inception Date	Net	Gross
Harbor Capital Appreciation Fund	22.31%	2.83%	-1.58%	10.44%	12/29/1987	0.70%	0.70%
Harbor Mid Cap Growth Fund	10.12%	3.61%	N/A	-3.37%	11/01/2000	0.90%	0.90%
Harbor Small Cap Growth Fund	14.50%	0.87%	N/A	3.30%	11/01/2000	0.87%	0.87%
Harbor Large Cap Value Fund	3.01%	0.70%	1.99%	8.78%	12/29/1987	0.71%[a]	0.76%
Harbor Mid Cap Value Fund	25.53%	1.15%	N/A	2.13%	03/01/2002	0.98%[a]	1.00%
Harbor Small Cap Value Fund	8.28%	0.07%	N/A	6.68%	12/14/2001	0.87%	0.87%
Harbor International Fund	28.85%	9.74%	7.69%	12.48%	12/29/1987	0.81%	0.81%
Harbor International Growth Fund	29.90%	5.39%	-3.44%	2.57%	11/01/1993	0.92%	0.92%
Strategic Markets Funds
Harbor Commodity Real Return Strategy Fund	16.55%	N/A	N/A	-23.11%	09/02/2008	0.94%[b]	3.13%
Fixed Income Funds
Harbor High-Yield Bond Fund	28.70%	5.18%	N/A	7.59%	12/01/2002	0.80%[a]	0.90%
Harbor Bond Fund	19.44%	6.37%	7.29%	8.23%	12/29/1987	0.60%	0.60%
Harbor Real Return Fund	20.73%	N/A	N/A	5.43%	12/01/2005	0.60%[a]	0.76%

						Current 7-day SEC Yield for Period Ended 10/31/2009
Short-Term Investments
Harbor Money Market Fund	0.39%	3.14%	2.98%	4.33%	12/29/1987	0.13%

About Expense Ratios: All mutual funds have expense ratios which represent what shareholders pay for operating expenses and management fees. Expense ratios are expressed as an annualized percentage of a fund’s average net assets paid out in expenses. Net expense ratios reflect adjustments due to voluntary or contractual fee waivers or expense reimbursements. Expense ratio information is as of the fund’s current prospectus, as revised and supplemented to date.

a	Voluntary. Waivers may be discontinued at any time without notice, although the Adviser has no present intention to do so.

b	Contractual until 02/28/2010.

5

Harbor Target Retirement Income Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Saumen Chattopadhyay

Since 2009

Brian L. Collins

Since 2009

Paul C. Herbert

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Current income and some capital appreciation consistent with the Fund’s current asset allocation.

Management’s Discussion of Fund Performance

MARKET REVIEW

The Harbor Target Retirement Income Fund was introduced on January 2, 2009. Over the ten months from the Fund’s inception through the end of the fiscal year on October 31, 2009, equities, fixed income investments, and commodities all posted positive returns.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 18.07%. Growth stocks outperformed their value-oriented counterparts, primarily due to strong returns by technology names, which are more heavily weighted in growth indices, and a weak performance by financials, typically the largest component of value-oriented indices. Among capitalization ranges, mid cap stocks had the highest returns, followed by large caps and then small caps. The MSCI EAFE Index of stocks in developed international markets returned 27.71% in U.S. dollar terms. For U.S.-based investors, returns of foreign equities were augmented by a weakening U.S. dollar, which improved the performance of the MSCI EAFE Index by about nine percentage points.

The Barclays Capital U.S. Aggregate Bond Index, a broad measure of the U.S. taxable bond market, returned 6.24%. High-yield bonds were the best-performing category, not only among fixed income investments but in all major asset class, with the BofA Merrill Lynch US High Yield Index posting a return of 51.19%. Shorter-term fixed income investments had positive but unusually low returns as central banks around the world held target short-term interest rates at historically low levels in their continuing efforts to support credit markets and encourage economic growth. The Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on 19 physical commodities, returned 12.64%.

PERFORMANCE

The Harbor Target Retirement Income Fund posted a return of 11.42% from its January 2, 2009, inception through October 31, 2009.

Overall returns of the Harbor Target Retirement Income Fund benefited from the performances of the Underlying Funds, as eight of the twelve constituent Harbor funds outperformed their respective benchmarks. Each of the Harbor funds making up the portfolio had positive returns.

The Harbor Bond Fund, the largest component of the portfolio as of October 31, 2009, returned 13.48% (Institutional Class) for the ten months and was the biggest single contributor to the Harbor Target Retirement Income Fund’s returns. Other important contributors included the Harbor Real Return Fund, up 14.47% (Institutional Class), and the Harbor International Fund, up 28.91% (Institutional Class). The Harbor Money Market Fund returned only 0.18% (Institutional Class) and was the smallest contributor.

With yields of money market investments having declined to slightly above zero and given the expectation that they would remain in an unusually low range for an extended period, the Fund’s fixed income allocations were adjusted in September. The portfolio’s allocation to the Harbor Money Market Fund was reduced from approximately 33% to 15%, while exposure to the Harbor Bond Fund was increased from 31% to 43% and the allocation to the Harbor Real Return Fund was raised from 14% to 20%. These adjustments had a positive impact on Fund returns.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

6

Harbor Target Retirement Income Fund

FUND SUMMARY—October 31, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2600

Cusip	411511371

Ticker	HARAX

Inception Date	01/02/2009

Net Expense Ratio	0.52%[a]

Total Net Assets (000s)	$16,386

ADMINISTRATIVE CLASS

Fund #	2700

Cusip	411511363

Ticker	HARBX

Inception Date	01/02/2009

Net Expense Ratio	0.52%[a]

Total Net Assets (000s)	$11

INVESTOR CLASS

Fund #	2800

Cusip	411511355

Ticker	HARCX

Inception Date	01/02/2009

Net Expense Ratio	0.52%[a]

Total Net Assets (000s)	$11

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	4.8%

Harbor Large Cap Value Fund	4.2%

Harbor Capital Appreciation Fund	2.8%

Harbor International Growth Fund	2.0%

Harbor Mid Cap Value Fund	1.9%

Harbor Small Cap Value Fund	1.5%

Harbor Mid Cap Growth Fund	1.3%

Harbor Small Cap Growth Fund	1.0%

Fixed Income

Harbor Bond Fund	43.2%

Harbor Real Return Fund	20.0%

Harbor High-Yield Bond Fund	2.3%

Short-Term Investments

Harbor Money Market Fund	15.0%

a	Annualized for the period January 2, 2009 (inception) through October 31, 2009. The Adviser has contractually agreed to limit the Fund’s operating expense to the amount of the acquired funds’ fees and expenses plus, for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

7

Harbor Target Retirement Income Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2009

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2009
Harbor Target Retirement Income Fund
Institutional Class	N/A	N/A	11.42%	01/02/2009	$55,710
Comparative Indices
Russell 3000®	10.83%	0.71%	18.07%	—	$59,037
MSCI EAFE	27.71%	5.10%	27.36%	—	$63,678
Barclays Capital U.S. Aggregate Bond	13.79%	5.05%	6.24%	—	$53,119

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2009

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2009
Harbor Target Retirement Income Fund
Administrative Class	N/A	N/A	11.42%	01/02/2009	$11,142
Investor Class	N/A	N/A	11.42%	01/02/2009	$11,142
Comparative Indices
Russell 3000®	10.83%	0.71%	18.07%	—	$11,807
MSCI EAFE	27.71%	5.10%	27.36%	—	$12,736
Barclays Capital U.S. Aggregate Bond	13.79%	5.05%	6.24%	—	$10,624

As stated in the Fund’s current prospectus, the expense ratios were 0.53% (Institutional Class), 0.78% (Administrative Class) and 0.90% (Investor Class). The Adviser has contractually agreed to limit the Fund’s annual fund operating expenses to the amount of the acquired funds’ fees and expenses, plus for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

b	Unannualized.

8

Harbor Target Retirement Income Fund †

PORTFOLIO OF INVESTMENTS—October 31, 2009

HARBOR EQUITY FUNDS—19.5%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—12.7%
15,194	Harbor Capital Appreciation Fund	$460
33,264	Harbor Mid Cap Growth Fund	206
18,473	Harbor Small Cap Growth Fund	164
104,262	Harbor Large Cap Value Fund	691
34,235	Harbor Mid Cap Value Fund	311
16,612	Harbor Small Cap Value Fund	247

		2,079

HARBOR INTERNATIONAL EQUITY FUNDS—6.8%
15,088	Harbor International Fund	780
31,665	Harbor International Growth Fund	334

		1,114

TOTAL HARBOR EQUITY FUNDS (Cost $2,342)		3,193

HARBOR FIXED INCOME FUNDS—65.5%

Shares		Value (000s)

37,039	Harbor High-Yield Bond Fund	$385
568,022	Harbor Bond Fund	7,078
319,166	Harbor Real Return Fund	3,281

TOTAL HARBOR FIXED INCOME FUNDS (Cost $9,973)		10,744

SHORT-TERM INVESTMENTS—15.0%
(Cost $2,471)
2,470,907	Harbor Money Market Fund	2,471

TOTAL INVESTMENTS—100.0% (Cost $14,786)		16,408

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$16,408

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2009 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at any point during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement Income Fund invests in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

9

Harbor Target Retirement 2010 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Saumen Chattopadhyay

Since 2009

Brian L. Collins

Since 2009

Paul C. Herbert

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation.

Management’s Discussion of Fund Performance

MARKET REVIEW

The Harbor Target Retirement 2010 Fund was introduced on January 2, 2009. Over the ten months from the Fund’s inception through the end of the fiscal year on October 31, 2009, equities, fixed income investments, and commodities all posted positive returns.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 18.07%. Growth stocks outperformed their value-oriented counterparts, primarily due to strong returns by technology names, which are more heavily weighted in growth indices, and a weak performance by financials, typically the largest component of value-oriented indices. Among capitalization ranges, mid cap stocks had the highest returns, followed by large caps and then small caps. The MSCI EAFE Index of stocks in developed international markets returned 27.36% in U.S. dollar terms. For U.S.-based investors, returns of foreign equities were augmented by a weakening U.S. dollar, which improved the performance of the MSCI EAFE Index by about nine percentage points.

The Barclays Capital U.S. Aggregate Bond Index, a broad measure of the U.S. taxable bond market, returned 6.24%. High-yield bonds were the best-performing category, not only among fixed income investments but in all major asset class, with the BofA Merrill Lynch US High Yield Index posting a return of 51.19%. Shorter-term fixed income investments had positive but unusually low returns as central banks around the world held target short-term interest rates at historically low levels in their continuing efforts to support credit markets and encourage economic growth. The Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on 19 physical commodities, returned 12.64%.

PERFORMANCE

The Harbor Target Retirement 2010 Fund posted a return of 14.10% from its January 2, 2009, inception through October 31, 2009.

The overall performance of the Harbor Target Retirement 2010 Fund benefited from the returns of the Underlying Funds, as nine of the thirteen constituent Harbor funds outperformed their respective benchmarks. Each of the Harbor funds making up the portfolio had positive returns.

The Harbor Bond Fund, representing almost a third of the portfolio, returned 13.48% (Institutional Class) for the ten months and was the biggest single contributor to the Harbor Target Retirement 2010 Fund’s returns. Other important contributors included the Harbor International Fund, up 28.91% (Institutional Class), the Harbor High-Yield Bond Fund, up 26.79% (Institutional Class), and the Harbor Real Return Fund, up 14.47% (Institutional Class). The Harbor Money Market Fund returned only 0.18% (Institutional Class) and was the smallest contributor.

With yields of money market investments having declined to slightly above zero and given the expectation that they would remain in an unusually low range for an extended period, the Fund’s fixed income allocations were adjusted in September. The portfolio’s allocation to the Harbor Money Market Fund was reduced from approximately 21% to 15%, while exposure to the Harbor Bond Fund was increased from 30% to 34% and the allocation to the Harbor Real Return Fund was raised from 11% to 13%. These adjustments had a positive impact on Fund returns.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

10

Harbor Target Retirement 2010 Fund

FUND SUMMARY—October 31, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2601

Cusip	411511348

Ticker	HARDX

Inception Date	01/02/2009

Net Expense Ratio	0.60%[a]

Total Net Assets (000s)	$1,403

ADMINISTRATIVE CLASS

Fund #	2701

Cusip	411511330

Ticker	HAIIX

Inception Date	01/02/2009

Net Expense Ratio	0.60%[a]

Total Net Assets (000s)	$11

INVESTOR CLASS

Fund #	2801

Cusip	411511322

Ticker	HARFX

Inception Date	01/02/2009

Net Expense Ratio	0.60%[a]

Total Net Assets (000s)	$11

a	Annualized for the period January 2, 2009 (inception) through October 31, 2009. The Adviser has contractually agreed to limit the Fund’s operating expense to the amount of the acquired funds’ fees and expenses plus, for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	7.4%

Harbor Large Cap Value Fund	6.4%

Harbor Capital Appreciation Fund	4.3%

Harbor International Growth Fund	3.1%

Harbor Mid Cap Value Fund	2.9%

Harbor Small Cap Value Fund	2.3%

Harbor Mid Cap Growth Fund	2.0%

Harbor Small Cap Growth Fund	1.5%

Fixed Income

Harbor Bond Fund	34.5%

Harbor Real Return Fund	13.0%

Harbor High-Yield Bond Fund	5.6%

Short-Term Investments

Harbor Money Market Fund	15.0%

Strategic Markets

Harbor Commodity Real Return Strategy Fund	2.0%

11

Harbor Target Retirement 2010 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2009

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2009
Harbor Target Retirement 2010 Fund
Institutional Class	N/A	N/A	14.10%	01/02/2009	$57,050
Comparative Indices
Russell 3000®	10.83%	0.71%	18.07%	—	$59,037
MSCI EAFE	27.71%	5.10%	27.36%	—	$63,678
Barclays Capital U.S. Aggregate Bond	13.79%	5.05%	6.24%	—	$53,119

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2009

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2009
Harbor Target Retirement 2010 Fund
Administrative Class	N/A	N/A	14.10%	01/02/2009	$11,410
Investor Class	N/A	N/A	14.10%	01/02/2009	$11,410
Comparative Indices
Russell 3000®	10.83%	0.71%	18.07%	—	$11,807
MSCI EAFE	27.71%	5.10%	27.36%	—	$12,736
Barclays Capital U.S. Aggregate Bond	13.79%	5.05%	6.24%	—	$10,624

As stated in the Fund’s current prospectus, the expense ratios were 0.60% (Institutional Class), 0.85% (Administrative Class) and 0.97% (Investor Class). The Adviser has contractually agreed to limit the Fund’s annual fund operating expenses to the amount of the acquired funds’ fees and expenses, plus for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

b	Unannualized.

12

Harbor Target Retirement 2010 Fund †

PORTFOLIO OF INVESTMENTS—October 31, 2009

HARBOR EQUITY FUNDS—29.9%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—19.4%
2,010	Harbor Capital Appreciation Fund	$61
4,465	Harbor Mid Cap Growth Fund	28
2,489	Harbor Small Cap Growth Fund	22
13,755	Harbor Large Cap Value Fund	91
4,575	Harbor Mid Cap Value Fund	41
2,225	Harbor Small Cap Value Fund	33

		276

HARBOR INTERNATIONAL EQUITY FUNDS—10.5%
2,022	Harbor International Fund	105
4,245	Harbor International Growth Fund	44

		149

TOTAL HARBOR EQUITY FUNDS (Cost $361)		425

HARBOR STRATEGIC MARKETS FUNDS—2.0%
(Cost $25)
3,939	Harbor Commodity Real Return Strategy Fund	29

HARBOR FIXED INCOME FUNDS—53.1%

Shares		Value (000s)

7,719	Harbor High-Yield Bond Fund	$80
39,453	Harbor Bond Fund	492
18,005	Harbor Real Return Fund	185

TOTAL HARBOR FIXED INCOME FUNDS (Cost $709)		757

SHORT-TERM INVESTMENTS—15.0%
(Cost $214)
213,938	Harbor Money Market Fund	214

TOTAL INVESTMENTS—100.0% (Cost $1,309)		1,425

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$1,425

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2009 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at any point during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2010 Fund invests in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

13

Harbor Target Retirement 2015 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Saumen Chattopadhyay

Since 2009

Brian L. Collins

Since 2009

Paul C. Herbert

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation.

Management’s Discussion of Fund Performance

MARKET REVIEW

The Harbor Target Retirement 2015 Fund was introduced on January 2, 2009. Over the ten months from the funds’ inception through the end of the fiscal year on October 31, 2009, equities, fixed income investments, and commodities all posted positive returns.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 18.07%. Growth stocks outperformed their value-oriented counterparts, primarily due to strong returns by technology names, which are more heavily weighted in growth indices, and a weak performance by financials, typically the largest component of value-oriented indices. Among capitalization ranges, mid cap stocks had the highest returns, followed by large caps and then small caps. The MSCI EAFE Index of stocks in developed international markets returned 27.36% in U.S. dollar terms. For U.S.-based investors, returns of foreign equities were augmented by a weakening U.S. dollar, which improved the performance of the MSCI EAFE Index by about nine percentage points.

The Barclays Capital U.S. Aggregate Bond Index, a broad measure of the U.S. taxable bond market, returned 6.24%. High-yield bonds were the best-performing category, not only among fixed income investments but in all major asset class, with the BofA Merrill Lynch US High Yield Index posting a return of 51.19%. Shorter-term fixed income investments had positive but unusually low returns as central banks around the world held target short-term interest rates at historically low levels in their continuing efforts to support credit markets and encourage economic growth. The Dow Jones-UBS Commodity Index Total ReturnSM , an unmanaged index of futures contracts on 19 physical commodities, returned 12.64%.

PERFORMANCE

The Harbor Target Retirement 2015 Fund posted a return of 15.60% from its January 2, 2009, inception through October 31, 2009.

The overall performance of the Harbor Target Retirement 2015 Fund benefited from the returns of the Underlying Funds, as nine of the thirteen constituent Harbor funds outperformed their respective benchmarks. Each of the Harbor funds making up the portfolio had positive returns.

The Harbor Bond Fund, representing almost a third of the portfolio, returned 13.48% (Institutional Class) for the ten months and was the biggest single contributor to the Harbor Target Retirement 2015 Fund’s returns. Other important contributors included the Harbor International Fund, up 28.91% (Institutional Class) and the Harbor High-Yield Bond Fund, up 26.79% (Institutional Class). The Harbor Money Market Fund returned only 0.18% (Institutional Class) and was the smallest contributor.

With yields of money market investments having declined to slightly above zero and given the expectation that they would remain in an unusually low range for an extended period, the Fund’s fixed income allocations were adjusted in September. The portfolio’s allocation to the Harbor Money Market Fund was reduced from approximately 15% to 10%, while exposure to the Harbor Bond Fund was increased from 30% to 33% and the allocation to the Harbor Real Return Fund was raised from 9% to 11%. These adjustments had a positive impact on Fund returns.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

14

Harbor Target Retirement 2015 Fund

FUND SUMMARY—October 31, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2602

Cusip	411511314

Ticker	HARGX

Inception Date	01/02/2009

Net Expense Ratio	0.63%[a]

Total Net Assets (000s)	$4,765

ADMINISTRATIVE CLASS

Fund #	2702

Cusip	411511298

Ticker	HARHX

Inception Date	01/02/2009

Net Expense Ratio	0.63%[a]

Total Net Assets (000s)	$12

INVESTOR CLASS

Fund #	2802

Cusip	411511280

Ticker	HARIX

Inception Date	01/02/2009

Net Expense Ratio	0.63%[a]

Total Net Assets (000s)	$12

a	Annualized for the period January 2, 2009 (inception) through October 31, 2009. The Adviser has contractually agreed to limit the Fund’s operating expense to the amount of the acquired funds’ fees and expenses plus, for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	8.5%

Harbor Large Cap Value Fund	7.5%

Harbor Capital Appreciation Fund	5.0%

Harbor International Growth Fund	3.7%

Harbor Mid Cap Value Fund	3.4%

Harbor Small Cap Value Fund	2.7%

Harbor Mid Cap Growth Fund	2.3%

Harbor Small Cap Growth Fund	1.8%

Fixed Income

Harbor Bond Fund	33.4%

Harbor Real Return Fund	10.7%

Harbor High-Yield Bond Fund	8.0%

Short-Term Investments

Harbor Money Market Fund	10.0%

Strategic Markets

Harbor Commodity Real Return Strategy Fund	3.0%

15

Harbor Target Retirement 2015 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2009

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2009
Harbor Target Retirement 2015 Fund
Institutional Class	N/A	N/A	15.60%	01/02/2009	$57,800
Comparative Indices
Russell 3000®	10.83%	0.71%	18.07%	—	$59,037
MSCI EAFE	27.71%	5.10%	27.36%	—	$63,678
Barclays Capital U.S. Aggregate Bond	13.79%	5.05%	6.24%	—	$53,119

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2009

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2009
Harbor Target Retirement 2015 Fund
Administrative Class	N/A	N/A	15.60%	01/02/2009	$11,560
Investor Class	N/A	N/A	15.60%	01/02/2009	$11,560
Comparative Indices
Russell 3000®	10.83%	0.71%	18.07%	—	$11,807
MSCI EAFE	27.71%	5.10%	27.36%	—	$12,736
Barclays Capital U.S. Aggregate Bond	13.79%	5.05%	6.24%	—	$10,624

As stated in the Fund’s current prospectus, the expense ratios were 0.63% (Institutional Class), 0.88% (Administrative Class) and 1.00% (Investor Class). The Adviser has contractually agreed to limit the Fund’s annual fund operating expenses to the amount of the acquired funds’ fees and expenses, plus for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

b	Unannualized.

16

Harbor Target Retirement 2015 Fund †

PORTFOLIO OF INVESTMENTS—October 31, 2009

HARBOR EQUITY FUNDS—34.9%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—22.7%
7,880	Harbor Capital Appreciation Fund	$238
17,509	Harbor Mid Cap Growth Fund	109
9,759	Harbor Small Cap Growth Fund	86
53,935	Harbor Large Cap Value Fund	358
17,940	Harbor Mid Cap Value Fund	163
8,723	Harbor Small Cap Value Fund	130

		1,084

HARBOR INTERNATIONAL EQUITY FUNDS—12.2%
7,929	Harbor International Fund	410
16,646	Harbor International Growth Fund	176

		586

TOTAL HARBOR EQUITY FUNDS (Cost $1,432)		1,670

HARBOR STRATEGIC MARKETS FUNDS—3.0%
(Cost $126)
19,855	Harbor Commodity Real Return Strategy Fund	145

HARBOR FIXED INCOME FUNDS—52.1%

Shares		Value (000s)

36,749	Harbor High-Yield Bond Fund	$382
128,587	Harbor Bond Fund	1,602
49,680	Harbor Real Return Fund	511

TOTAL HARBOR FIXED INCOME FUNDS (Cost $2,354)		2,495

SHORT-TERM INVESTMENTS—10.0%
(Cost $479)
479,310	Harbor Money Market Fund	479

TOTAL INVESTMENTS—100.0% (Cost $4,391)		4,789

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$4,789

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2009 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at any point during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2015 Fund invests in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

17

Harbor Target Retirement 2020 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Saumen Chattopadhyay

Since 2009

Brian L. Collins

Since 2009

Paul C. Herbert

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation.

Management’s Discussion of Fund Performance

MARKET REVIEW

The Harbor Target Retirement 2020 Fund was introduced on January 2, 2009. Over the ten months from the Fund’s inception through the end of the fiscal year on October 31, 2009, equities, fixed income investments, and commodities all posted positive returns.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 18.07%. Growth stocks outperformed their value-oriented counterparts, primarily due to strong returns by technology names, which are more heavily weighted in growth indices, and a weak performance by financials, typically the largest component of value-oriented indices. Among capitalization ranges, mid cap stocks had the highest returns, followed by large caps and then small caps. The MSCI EAFE Index of stocks in developed international markets returned 27.36% in U.S. dollar terms. For U.S.-based investors, returns of foreign equities were augmented by a weakening U.S. dollar, which improved the performance of the MSCI EAFE Index by about nine percentage points.

The Barclays Capital U.S. Aggregate Bond Index, a broad measure of the U.S. taxable bond market, returned 6.24%. High-yield bonds were the best-performing category, not only among fixed income investments but in all major asset class, with the BofA Merrill Lynch US High Yield Index posting a return of 51.19%. Shorter-term fixed income investments had positive but unusually low returns as central banks around the world held target short-term interest rates at historically low levels in their continuing efforts to support credit markets and encourage economic growth. The Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on 19 physical commodities, returned 12.64%.

PERFORMANCE

The Harbor Target Retirement 2020 Fund posted a return of 16.80% from its January 2, 2009, inception through October 31, 2009.

The overall performance of the Harbor Target Retirement 2020 Fund benefited from the returns of the Underlying Funds, as nine of the thirteen constituent Harbor funds outperformed their respective benchmarks. Each of the Harbor funds making up the portfolio had positive returns.

The Harbor Bond Fund, representing almost a third of the portfolio, returned 13.48% (Institutional Class) for the ten months and was the biggest single contributor to the Harbor Target Retirement 2020 Fund’s returns. Other important contributors included the Harbor International Fund, up 28.91% (Institutional Class), the Harbor High-Yield Bond Fund, up 26.79% (Institutional Class), and the Harbor Capital Appreciation Fund, up 30.04% (Institutional Class). The Harbor Money Market Fund returned only 0.18% (Institutional Class) and was the smallest contributor.

With yields of money market investments having declined to slightly above zero and given the expectation that they would remain in an unusually low range for an extended period, the Fund’s fixed income allocations were adjusted in September. The portfolio’s allocation to the Harbor Money Market Fund was reduced from approximately 10% to 5%, while exposure to the Harbor Bond Fund was increased from 29% to 33% and the allocation to the Harbor Real Return Fund was raised from 8% to 9%. These adjustments had a positive impact on Fund returns.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

18

Harbor Target Retirement 2020 Fund

FUND SUMMARY—October 31, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2603

Cusip	411511272

Ticker	HARJX

Inception Date	01/02/2009

Net Expense Ratio	0.67%[a]

Total Net Assets (000s)	$19,299

ADMINISTRATIVE CLASS

Fund #	2703

Cusip	411511264

Ticker	HARKX

Inception Date	01/02/2009

Net Expense Ratio	0.67%[a]

Total Net Assets (000s)	$12

INVESTOR CLASS

Fund #	2803

Cusip	411511256

Ticker	HARLX

Inception Date	01/02/2009

Net Expense Ratio	0.67%[a]

Total Net Assets (000s)	$12

a	Annualized for the period January 2, 2009 (inception) through October 31, 2009. The Adviser has contractually agreed to limit the Fund’s operating expense to the amount of the acquired funds’ fees and expenses plus, for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	9.6%

Harbor Large Cap Value Fund	8.5%

Harbor Capital Appreciation Fund	5.7%

Harbor International Growth Fund	4.1%

Harbor Mid Cap Value Fund	3.8%

Harbor Small Cap Value Fund	3.0%

Harbor Mid Cap Growth Fund	2.5%

Harbor Small Cap Growth Fund	2.0%

Fixed Income

Harbor Bond Fund	33.3%

Harbor High-Yield Bond Fund	9.3%

Harbor Real Return Fund	9.1%

Short-Term Investments

Harbor Money Market Fund	5.1%

Strategic Markets

Harbor Commodity Real Return Strategy Fund	4.0%

19

Harbor Target Retirement 2020 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2009

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2009
Harbor Target Retirement 2020 Fund
Institutional Class	N/A	N/A	16.80%	01/02/2009	$58,400
Comparative Indices
Russell 3000®	10.83%	0.71%	18.07%	—	$59,037
MSCI EAFE	27.71%	5.10%	27.36%	—	$63,678
Barclays Capital U.S. Aggregate Bond	13.79%	5.05%	6.24%	—	$53,119

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2009

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2009
Harbor Target Retirement 2020 Fund
Administrative Class	N/A	N/A	16.80%	01/02/2009	$11,680
Investor Class	N/A	N/A	16.80%	01/02/2009	$11,680
Comparative Indices
Russell 3000®	10.83%	0.71%	18.07%	—	$11,807
MSCI EAFE	27.71%	5.10%	27.36%	—	$12,736
Barclays Capital U.S. Aggregate Bond	13.79%	5.05%	6.24%	—	$10,624

As stated in the Fund’s current prospectus, the expense ratios were 0.66% (Institutional Class), 0.91% (Administrative Class) and 1.03% (Investor Class). The Adviser has contractually agreed to limit the Fund’s annual fund operating expenses to the amount of the acquired funds’ fees and expenses, plus for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

b	Unannualized.

20

Harbor Target Retirement 2020 Fund †

PORTFOLIO OF INVESTMENTS—October 31, 2009

HARBOR EQUITY FUNDS—39.2%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—25.5%
36,077	Harbor Capital Appreciation Fund	$1,093
78,953	Harbor Mid Cap Growth Fund	490
43,859	Harbor Small Cap Growth Fund	389
247,574	Harbor Large Cap Value Fund	1,641
81,292	Harbor Mid Cap Value Fund	737
39,442	Harbor Small Cap Value Fund	587

		4,937

HARBOR INTERNATIONAL EQUITY FUNDS—13.7%
35,825	Harbor International Fund	1,852
75,173	Harbor International Growth Fund	792

		2,644

TOTAL HARBOR EQUITY FUNDS (Cost $5,519)		7,581

HARBOR STRATEGIC MARKETS FUNDS—4.0%
(Cost $604)
105,567	Harbor Commodity Real Return Strategy Fund	769

HARBOR FIXED INCOME FUNDS—51.7%

Shares		Value (000s)

172,167	Harbor High-Yield Bond Fund	$1,793
517,936	Harbor Bond Fund	6,453
170,148	Harbor Real Return Fund	1,749

TOTAL HARBOR FIXED INCOME FUNDS (Cost $9,156)		9,995

SHORT-TERM INVESTMENTS—5.1%
(Cost $979)
977,962	Harbor Money Market Fund	978

TOTAL INVESTMENTS—100.0% (Cost $16,258)		19,323

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$19,323

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2009 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at any point during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2020 Fund invests in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

21

Harbor Target Retirement 2025 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Saumen Chattopadhyay

Since 2009

Brian L. Collins

Since 2009

Paul C. Herbert

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation.

Management’s Discussion of Fund Performance

MARKET REVIEW

The Harbor Target Retirement 2025 Fund was introduced on January 2, 2009. Over the ten months from the Fund’s inception through the end of the fiscal year on October 31, 2009, equities, fixed income investments, and commodities all posted positive returns.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 18.07%. Growth stocks outperformed their value-oriented counterparts, primarily due to strong returns by technology names, which are more heavily weighted in growth indices, and a weak performance by financials, typically the largest component of value-oriented indices. Among capitalization ranges, mid cap stocks had the highest returns, followed by large caps and then small caps. The MSCI EAFE Index of stocks in developed international markets returned 27.36% in U.S. dollar terms. For U.S.-based investors, returns of foreign equities were augmented by a weakening U.S. dollar, which improved the performance of the MSCI EAFE Index by about nine percentage points.

The Barclays Capital U.S. Aggregate Bond Index, a broad measure of the U.S. taxable bond market, returned 6.24%. High-yield bonds were the best-performing category, not only among fixed income investments but in all major asset class, with the BofA Merrill Lynch US High Yield Index posting a return of 51.19%. Shorter-term fixed income investments had positive but unusually low returns as central banks around the world held target short-term interest rates at historically low levels in their continuing efforts to support credit markets and encourage economic growth. The Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on 19 physical commodities, returned 12.64%.

PERFORMANCE

The Harbor Target Retirement 2025 Fund posted a return of 18.10% from its January 2, 2009, inception through October 31, 2009.

The overall performance of the Harbor Target Retirement 2025 Fund benefited from the returns of the Underlying Funds, as nine of the thirteen constituent Harbor funds outperformed their respective benchmarks. Each of the Harbor funds making up the portfolio had positive returns.

The Harbor International Fund, up 28.91% (Institutional Class), and the Harbor Bond Fund, up 13.48% (Institutional Class) were the biggest contributors to the Harbor Target Retirement 2025 Fund’s returns. Other important contributors included the Harbor High-Yield Bond Fund, up 26.79% (Institutional Class), and the Harbor Capital Appreciation Fund, up 30.04% (Institutional Class). The Harbor Money Market Fund returned only 0.18% (Institutional Class) and was the smallest contributor.

With yields of money market investments having declined to slightly above zero and given the expectation that they would remain in an unusually low range for an extended period, the Fund’s fixed income allocations were adjusted in September. The Harbor Money Market Fund, which previously had a 5% allocation, was removed from the portfolio, while exposure to the Harbor Bond Fund was increased from 25% to 29% and the allocation to the Harbor Real Return Fund was raised from 5% to 6%. These adjustments had a positive impact on Fund returns.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

22

Harbor Target Retirement 2025 Fund

FUND SUMMARY—October 31, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2604

Cusip	411511249

Ticker	HARMX

Inception Date	01/02/2009

Net Expense Ratio	0.72%[a]

Total Net Assets (000s)	$1,855

ADMINISTRATIVE CLASS

Fund #	2704

Cusip	411511231

Ticker	HARNX

Inception Date	01/02/2009

Net Expense Ratio	0.72%[a]

Total Net Assets (000s)	$12

INVESTOR CLASS

Fund #	2804

Cusip	411511223

Ticker	HAROX

Inception Date	01/02/2009

Net Expense Ratio	0.72%[a]

Total Net Assets (000s)	$12

a	Annualized for the period January 2, 2009 (inception) through October 31, 2009. The Adviser has contractually agreed to limit the Fund’s operating expense to the amount of the acquired funds’ fees and expenses plus, for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	12.3%

Harbor Large Cap Value Fund	10.8%

Harbor Capital Appreciation Fund	7.1%

Harbor International Growth Fund	5.2%

Harbor Mid Cap Value Fund	4.8%

Harbor Small Cap Value Fund	3.9%

Harbor Mid Cap Growth Fund	3.2%

Harbor Small Cap Growth Fund	2.6%

Fixed Income

Harbor Bond Fund	29.5%

Harbor High-Yield Bond Fund	10.0%

Harbor Real Return Fund	5.6%

Strategic Markets

Harbor Commodity Real Return Strategy Fund	5.0%

23

Harbor Target Retirement 2025 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2009

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2009
Harbor Target Retirement 2025 Fund
Institutional Class	N/A	N/A	18.10%	01/02/2009	$59,050
Comparative Indices
Russell 3000®	10.83%	0.71%	18.07%	—	$59,037
MSCI EAFE	27.71%	5.10%	27.36%	—	$63,678
Barclays Capital U.S. Aggregate Bond	13.79%	5.05%	6.24%	—	$53,119

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2009

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2009
Harbor Target Retirement 2025 Fund
Administrative Class	N/A	N/A	18.10%	01/02/2009	$11,810
Investor Class	N/A	N/A	18.10%	01/02/2009	$11,810
Comparative Indices
Russell 3000®	10.83%	0.71%	18.07%	—	$11,807
MSCI EAFE	27.71%	5.10%	27.36%	—	$12,736
Barclays Capital U.S. Aggregate Bond	13.79%	5.05%	6.24%	—	$10,624

As stated in the Fund’s current prospectus, the expense ratios were 0.70% (Institutional Class), 0.95% (Administrative Class) and 1.07% (Investor Class). The Adviser has contractually agreed to limit the Fund’s annual fund operating expenses to the amount of the acquired funds’ fees and expenses, plus for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized.
b	Unannualized.

24

Harbor Target Retirement 2025 Fund †

PORTFOLIO OF INVESTMENTS—October 31, 2009

HARBOR EQUITY FUNDS—49.9%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—32.4%
4,422	Harbor Capital Appreciation Fund	$134
9,819	Harbor Mid Cap Growth Fund	61
5,472	Harbor Small Cap Growth Fund	48
30,254	Harbor Large Cap Value Fund	201
10,061	Harbor Mid Cap Value Fund	91
4,893	Harbor Small Cap Value Fund	73

		608

HARBOR INTERNATIONAL EQUITY FUNDS—17.5%
4,447	Harbor International Fund	230
9,336	Harbor International Growth Fund	98

		328

TOTAL HARBOR EQUITY FUNDS (Cost $811)		936

HARBOR STRATEGIC MARKETS FUNDS—5.0%
(Cost $83)
12,997	Harbor Commodity Real Return Strategy Fund	95

HARBOR FIXED INCOME FUNDS—45.1%

Shares		Value (000s)

18,063	Harbor High-Yield Bond Fund	$188
44,445	Harbor Bond Fund	554
10,303	Harbor Real Return Fund	106

TOTAL HARBOR FIXED INCOME FUNDS (Cost $804)		848

TOTAL INVESTMENTS—100.0% (Cost $1,698)		1,879

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$1,879

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2009 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at any point during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2025 Fund invests in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

25

Harbor Target Retirement 2030 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Saumen Chattopadhyay

Since 2009

Brian L. Collins

Since 2009

Paul C. Herbert

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation.

Management’s Discussion of Fund Performance

MARKET REVIEW

The Harbor Target Retirement 2030 Fund was introduced on January 2, 2009. Over the ten months from the Fund’s inception through the end of the fiscal year on October 31, 2009, equities, fixed income investments, and commodities all posted positive returns.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 18.07%. Growth stocks outperformed their value-oriented counterparts, primarily due to strong returns by technology names, which are more heavily weighted in growth indices, and a weak performance by financials, typically the largest component of value-oriented indices. Among capitalization ranges, mid cap stocks had the highest returns, followed by large caps and then small caps. The MSCI EAFE Index of stocks in developed international markets returned 27.36% in U.S. dollar terms. For U.S.-based investors, returns of foreign equities were augmented by a weakening U.S. dollar, which improved the performance of the MSCI EAFE Index by about nine percentage points.

The Barclays Capital U.S. Aggregate Bond Index, a broad measure of the U.S. taxable bond market, returned 6.24%. High-yield bonds were the best-performing category, not only among fixed income investments but in all major asset class, with the BofA Merrill Lynch US High Yield Index posting a return of 51.19%. Shorter-term fixed income investments had positive but unusually low returns as central banks around the world held target short-term interest rates at historically low levels in their continuing efforts to support credit markets and encourage economic growth. The Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on 19 physical commodities, returned 12.64%.

PERFORMANCE

The Harbor Target Retirement 2030 Fund posted a return of 19.20% (Institutional Class) and 19.10% (Administrative Class and Investor Class) from its January 2, 2009, inception through October 31, 2009.

The overall performance of the Harbor Target Retirement 2030 Fund benefited from the returns of the Underlying Funds, as nine of the twelve constituent Harbor funds outperformed their respective benchmarks. Each of the Harbor funds making up the portfolio had positive returns.

The Harbor International Fund returned 28.91% (Institutional Class) and was the biggest contributor to the Harbor Target Retirement 2030 Fund’s performance. Other important contributors included the Harbor Bond Fund, up 13.48% (Institutional Class), the Harbor High-Yield Bond Fund, up 26.79% (Institutional Class), and the Harbor Capital Appreciation Fund, up 30.04% (Institutional Class). The Harbor Real Return Fund had a return of 14.47% (Institutional Class) but, with a portfolio weight of only about 3%, was the least significant contributor to the Fund’s overall performance.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

26

Harbor Target Retirement 2030 Fund

FUND SUMMARY—October 31, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2605

Cusip	411512700

Ticker	HARPX

Inception Date	01/02/2009

Net Expense Ratio	0.76%[a]

Total Net Assets (000s)	$23,695

ADMINISTRATIVE CLASS

Fund #	2705

Cusip	411512882

Ticker	HARQX

Inception Date	01/02/2009

Net Expense Ratio	0.76%[a]

Total Net Assets (000s)	$12

INVESTOR CLASS

Fund #	2805

Cusip	411512809

Ticker	HARTX

Inception Date	01/02/2009

Net Expense Ratio	0.76%[a]

Total Net Assets (000s)	$12

a	Annualized for the period January 2, 2009 (inception) through October 31, 2009. The Adviser has contractually agreed to limit the Fund’s operating expense to the amount of the acquired funds’ fees and expenses plus, for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	14.7%

Harbor Large Cap Value Fund	12.8%

Harbor Capital Appreciation Fund	8.6%

Harbor International Growth Fund	6.3%

Harbor Mid Cap Value Fund	5.8%

Harbor Small Cap Value Fund	4.7%

Harbor Mid Cap Growth Fund	3.9%

Harbor Small Cap Growth Fund	3.1%

Fixed Income

Harbor Bond Fund	21.8%

Harbor High-Yield Bond Fund	10.5%

Harbor Real Return Fund	2.8%

Strategic Markets

Harbor Commodity Real Return Strategy Fund	5.0%

27

Harbor Target Retirement 2030 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2009

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2009
Harbor Target Retirement 2030 Fund
Institutional Class	N/A	N/A	19.20%	01/02/2009	$59,600
Comparative Indices
Russell 3000®	10.83%	0.71%	18.07%	—	$59,037
MSCI EAFE	27.71%	5.10%	27.36%	—	$63,678
Barclays Capital U.S. Aggregate Bond	13.79%	5.05%	6.24%	—	$53,119

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2009

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2009
Harbor Target Retirement 2030 Fund
Administrative Class	N/A	N/A	19.10%	01/02/2009	$11,910
Investor Class	N/A	N/A	19.10%	01/02/2009	$11,910
Comparative Indices
Russell 3000®	10.83%	0.71%	18.07%	—	$11,807
MSCI EAFE	27.71%	5.10%	27.36%	—	$12,736
Barclays Capital U.S. Aggregate Bond	13.79%	5.05%	6.24%	—	$10,624

As stated in the Fund’s current prospectus, the expense ratios were 0.74% (Institutional Class), 0.99% (Administrative Class) and 1.11% (Investor Class). The Adviser has contractually agreed to limit the Fund’s annual fund operating expenses to the amount of the acquired funds’ fees and expenses, plus for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized.
b	Unannualized.

28

Harbor Target Retirement 2030 Fund †

PORTFOLIO OF INVESTMENTS—October 31, 2009

HARBOR EQUITY FUNDS—59.9%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—38.9%
67,042	Harbor Capital Appreciation Fund	$2,031
148,906	Harbor Mid Cap Growth Fund	924
83,006	Harbor Small Cap Growth Fund	735
458,716	Harbor Large Cap Value Fund	3,041
152,589	Harbor Mid Cap Value Fund	1,384
74,202	Harbor Small Cap Value Fund	1,104

		9,219

HARBOR INTERNATIONAL EQUITY FUNDS—21.0%
67,431	Harbor International Fund	3,488
141,548	Harbor International Growth Fund	1,491

		4,979

TOTAL HARBOR EQUITY FUNDS (Cost $10,515)		14,198

HARBOR STRATEGIC MARKETS FUNDS—5.0%
(Cost $965)
164,120	Harbor Commodity Real Return Strategy Fund	1,195

HARBOR FIXED INCOME FUNDS—35.1%

Shares		Value (000s)

HARBOR FIXED INCOME FUNDS—35.1%
239,568	Harbor High-Yield Bond Fund	$2,494
414,354	Harbor Bond Fund	5,163
65,069	Harbor Real Return Fund	669

TOTAL HARBOR FIXED INCOME FUNDS (Cost $7,593)		8,326

TOTAL INVESTMENTS—100.0% (Cost $19,073)		23,719

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$23,719

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2009 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at any point during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2030 Fund invests in Institutional shares of affiliated Harbor Funds.

a	Round to less than a $1,000.

The accompanying notes are an integral part of the Financial Statements.

29

Harbor Target Retirement 2035 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Saumen Chattopadhyay

Since 2009

Brian L. Collins

Since 2009

Paul C. Herbert

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation.

Management’s Discussion of Fund Performance

MARKET REVIEW

The Harbor Target Retirement 2035 Fund was introduced on January 2, 2009. Over the ten months from the funds’ inception through the end of the fiscal year on October 31, 2009, equities, fixed income investments, and commodities all posted positive returns.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 18.07%. Growth stocks outperformed their value-oriented counterparts, primarily due to strong returns by technology names, which are more heavily weighted in growth indices, and a weak performance by financials, typically the largest component of value-oriented indices. Among capitalization ranges, mid cap stocks had the highest returns, followed by large caps and then small caps. The MSCI EAFE Index of stocks in developed international markets returned 27.36% in U.S. dollar terms. For U.S.-based investors, returns of foreign equities were augmented by a weakening U.S. dollar, which improved the performance of the MSCI EAFE Index by about nine percentage points.

The Barclays Capital U.S. Aggregate Bond Index, a broad measure of the U.S. taxable bond market, returned 6.24%. High-yield bonds were the best-performing category, not only among fixed income investments but in all major asset class, with the BofA Merrill Lynch US High Yield Index posting a return of 51.19%. Shorter-term fixed income investments had positive but unusually low returns as central banks around the world held target short-term interest rates at historically low levels in their continuing efforts to support credit markets and encourage economic growth. The Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on 19 physical commodities, returned 12.64%.

PERFORMANCE

The Harbor Target Retirement 2035 Fund posted a return of 19.40% (Institutional Class) and 19.30% (Administrative Class and Investor Class) from its January 2, 2009, inception through October 31, 2009.

The overall performance of the Harbor Target Retirement 2035 Fund benefited from the returns of the Underlying Funds, as nine of the twelve constituent Harbor funds outperformed their respective benchmarks. Each of the Harbor funds making up the portfolio had positive returns.

International stocks made an important contribution to performance, as the combined returns of the Harbor International Fund and the Harbor International Growth Fund accounted for about a third of the Harbor Target Retirement 2035 Fund’s total return. The Harbor International Fund, the largest component of the portfolio, was up 28.91% (Institutional Class), while the Harbor International Growth Fund returned 29.96% (Institutional Class). Other important contributors included the Harbor Capital Appreciation Fund, up 30.04% (Institutional Class), the Harbor High-Yield Bond Fund, up 26.79% (Institutional Class), and the Harbor Bond Fund, up 13.48% (Institutional Class). The Harbor Real Return Fund had a return of 14.47% (Institutional Class) but, with a portfolio weight of only about 1%, was the least significant contributor to the Fund’s overall performance.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

30

Harbor Target Retirement 2035 Fund

FUND SUMMARY—October 31, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2606

Cusip	411512106

Ticker	HARUX

Inception Date	01/02/2009

Net Expense Ratio	0.78%[a]

Total Net Assets (000s)	$544

ADMINISTRATIVE CLASS

Fund #	2706

Cusip	411512304

Ticker	HARVX

Inception Date	01/02/2009

Net Expense Ratio	0.78%[a]

Total Net Assets (000s)	$12

INVESTOR CLASS

Fund #	2806

Cusip	411512205

Ticker	HARWX

Inception Date	01/02/2009

Net Expense Ratio	0.78%[a]

Total Net Assets (000s)	$12

a	Annualized for the period January 2, 2009 (inception) through October 31, 2009. The Adviser has contractually agreed to limit the Fund’s operating expense to the amount of the acquired funds’ fees and expenses plus, for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	16.8%

Harbor Large Cap Value Fund	15.0%

Harbor Capital Appreciation Fund	10.0%

Harbor International Growth Fund	7.0%

Harbor Mid Cap Value Fund	6.7%

Harbor Small Cap Value Fund	5.5%

Harbor Mid Cap Growth Fund	4.4%

Harbor Small Cap Growth Fund	3.5%

Fixed Income

Harbor Bond Fund	16.2%

Harbor High-Yield Bond Fund	9.5%

Harbor Real Return Fund	1.4%

Strategic Markets

Harbor Commodity Real Return Strategy Fund	4.0%

31

Harbor Target Retirement 2035 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2009

The graph compares a $50,000 investment in the Fund with the performance of broad based indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2009
Harbor Target Retirement 2035 Fund
Institutional Class	N/A	N/A	19.40%	01/02/2009	$59,700
Comparative Indices
Russell 3000®	10.83%	0.71%	18.07%	—	$59,037
MSCI EAFE	27.71%	5.10%	27.36%	—	$63,678
Barclays Capital U.S. Aggregate Bond	13.79%	5.05%	6.24%	—	$53,119

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2009

The graph compares a $10,000 investment in the Fund with the performance of broad based indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2009
Harbor Target Retirement 2035 Fund
Administrative Class	N/A	N/A	19.30%	01/02/2009	$11,930
Investor Class	N/A	N/A	19.30%	01/02/2009	$11,930
Comparative Indices
Russell 3000®	10.83%	0.71%	18.07%	—	$11,807
MSCI EAFE	27.71%	5.10%	27.36%	—	$12,736
Barclays Capital U.S. Aggregate Bond	13.79%	5.05%	6.24%	—	$10,624

As stated in the Fund’s current prospectus, the expense ratios were 0.76% (Institutional Class), 1.01% (Administrative Class) and 1.13% (Investor Class). The Adviser has contractually agreed to limit the Fund’s annual fund operating expenses to the amount of the acquired funds’ fees and expenses, plus for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized.

b	Unannualized.

32

Harbor Target Retirement 2035 Fund †

PORTFOLIO OF INVESTMENTS—October 31, 2009

HARBOR EQUITY FUNDS—68.9%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—45.1%
1,889	Harbor Capital Appreciation Fund	$57
4,008	Harbor Mid Cap Growth Fund	25
2,263	Harbor Small Cap Growth Fund	20
12,822	Harbor Large Cap Value Fund	85
4,199	Harbor Mid Cap Value Fund	38
2,053	Harbor Small Cap Value Fund	31

		256

HARBOR INTERNATIONAL EQUITY FUNDS—23.8%
1,840	Harbor International Fund	95
3,815	Harbor International Growth Fund	40

		135

TOTAL HARBOR EQUITY FUNDS (Cost $303)		391

HARBOR STRATEGIC MARKETS FUNDS—4.0%
(Cost $19)
Shares		Value (000s)

3,096	Harbor Commodity Real Return Strategy Fund	$23

HARBOR FIXED INCOME FUNDS—27.1%
5,153	Harbor High-Yield Bond Fund	54
7,423	Harbor Bond Fund	92
750	Harbor Real Return Fund	8

TOTAL HARBOR FIXED INCOME FUNDS (Cost $142)		154

TOTAL INVESTMENTS–100.0% (Cost $464)		568

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$568

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2009 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at any point during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2035 Fund invests in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

33

Harbor Target Retirement 2040 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Saumen Chattopadhyay

Since 2009

Brian L. Collins

Since 2009

Paul C. Herbert

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation.

Management’s Discussion of Fund Performance

MARKET REVIEW

The Harbor Target Retirement 2040 Fund was introduced on January 2, 2009. Over the ten months from the Fund’s inception through the end of the fiscal year on October 31, 2009, equities, fixed income investments, and commodities all posted positive returns.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 18.07%. Growth stocks outperformed their value-oriented counterparts, primarily due to strong returns by technology names, which are more heavily weighted in growth indices, and a weak performance by financials, typically the largest component of value-oriented indices. Among capitalization ranges, mid cap stocks had the highest returns, followed by large caps and then small caps. The MSCI EAFE Index of stocks in developed international markets returned 27.36% in U.S. dollar terms. For U.S.-based investors, returns of foreign equities were augmented by a weakening U.S. dollar, which improved the performance of the MSCI EAFE Index by about nine percentage points.

The Barclays Capital U.S. Aggregate Bond Index, a broad measure of the U.S. taxable bond market, returned 6.24%. High-yield bonds were the best-performing category, not only among fixed income investments but in all major asset class, with the BofA Merrill Lynch US High Yield Index posting a return of 51.19%. Shorter-term fixed income investments had positive but unusually low returns as central banks around the world held target short-term interest rates at historically low levels in their continuing efforts to support credit markets and encourage economic growth. The Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on 19 physical commodities, returned 12.64%.

PERFORMANCE

The Harbor Target Retirement 2040 Fund posted returns of 19.40% (Institutional Class) and 19.50% (Administrative Class and Investor Class) from its January 2, 2009, inception through October 31, 2009.

Overall returns of the Harbor Target Retirement 2040 Fund benefited from the performances of the Underlying Funds, as eight of the eleven constituent Harbor funds outperformed their respective benchmarks.

International stocks made an important contribution to performance, as the combined returns of the Harbor International Fund and the Harbor International Growth Fund accounted for more than a third of the Harbor Target Retirement 2040 Fund’s total return. The Harbor International Fund, the largest component of the portfolio, was up 28.91% (Institutional Class), while the Harbor International Growth Fund returned 29.96% (Institutional Class). Other important contributors included the Harbor Capital Appreciation Fund, up 30.04%, and the Harbor Mid Cap Value Fund, up 27.93% (Institutional Class). The Harbor Small Cap Value Fund, up 12.22% (Institutional Class), and the Harbor Mid Cap Growth Fund, up 15.89% (Institutional Class), were the least significant contributors to the Fund’s overall performance due to their relatively small weights in the portfolio.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

34

Harbor Target Retirement 2040 Fund

FUND SUMMARY—October 31, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2607

Cusip	411512403

Ticker	HARYX

Inception Date	01/02/2009

Net Expense Ratio	0.79%[a]

Total Net Assets (000s)	$13,970

ADMINISTRATIVE CLASS

Fund #	2707

Cusip	411512601

Ticker	HARZX

Inception Date	01/02/2009

Net Expense Ratio	0.79%[a]

Total Net Assets (000s)	$12

INVESTOR CLASS

Fund #	2807

Cusip	411512502

Ticker	HABBX

Inception Date	01/02/2009

Net Expense Ratio	0.79%[a]

Total Net Assets (000s)	$12

a	Annualized for the period January 2, 2009 (inception) through October 31, 2009. The Adviser has contractually agreed to limit the Fund’s operating expense to the amount of the acquired funds’ fees and expenses plus, for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	19.3%

Harbor Large Cap Value Fund	17.2%

Harbor Capital Appreciation Fund	11.6%

Harbor International Growth Fund	8.1%

Harbor Mid Cap Value Fund	7.7%

Harbor Small Cap Value Fund	6.2%

Harbor Mid Cap Growth Fund	5.0%

Harbor Small Cap Growth Fund	4.1%

Fixed Income

Harbor Bond Fund	10.1%

Harbor High-Yield Bond Fund	6.7%

Strategic Markets

Harbor Commodity Real Return Strategy Fund	4.0%

35

Harbor Target Retirement 2040 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2009

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2009
Harbor Target Retirement 2040 Fund
Institutional Class	N/A	N/A	19.40%	01/02/2009	$59,700
Comparative Indices
Russell 3000®	10.83%	0.71%	18.07%	—	$59,037
MSCI EAFE	27.71%	5.10%	27.36%	—	$63,678
Barclays Capital U.S. Aggregate Bond	13.79%	5.05%	6.24%	—	$53,119

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2009

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2009
Harbor Target Retirement 2040 Fund
Administrative Class	N/A	N/A	19.50%	01/02/2009	$11,950
Investor Class	N/A	N/A	19.50%	01/02/2009	$11,950
Comparative Indices
Russell 3000®	10.83%	0.71%	18.07%	—	$11,807
MSCI EAFE	27.71%	5.10%	27.36%	—	$12,736
Barclays Capital U.S. Aggregate Bond	13.79%	5.05%	6.24%	—	$10,624

As stated in the Fund’s current prospectus, the expense ratios were 0.78% (Institutional Class), 1.03% (Administrative Class) and 1.15% (Investor Class). The Adviser has contractually agreed to limit the Fund’s annual fund operating expenses to the amount of the acquired funds’ fees and expenses, plus for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized.
b	Unannualized.

36

Harbor Target Retirement 2040 Fund †

PORTFOLIO OF INVESTMENTS—October 31, 2009

HARBOR EQUITY FUNDS—79.2%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—51.8%
53,545	Harbor Capital Appreciation Fund	$1,622
113,589	Harbor Mid Cap Growth Fund	704
64,139	Harbor Small Cap Growth Fund	568
363,455	Harbor Large Cap Value Fund	2,410
119,022	Harbor Mid Cap Value Fund	1,080
58,197	Harbor Small Cap Value Fund	866

		7,250

HARBOR INTERNATIONAL EQUITY FUNDS—27.4%
52,148	Harbor International Fund	2,697
108,137	Harbor International Growth Fund	1,140

		3,837

TOTAL HARBOR EQUITY FUNDS (Cost $7,617)		11,087

HARBOR STRATEGIC MARKETS FUNDS—4.0%
(Cost $443)
Shares		Value (000s)

76,785	Harbor Commodity Real Return Strategy Fund	$559

HARBOR FIXED INCOME FUNDS—16.8%
89,893	Harbor High-Yield Bond Fund	936
113,308	Harbor Bond Fund	1,412

TOTAL HARBOR FIXED INCOME FUNDS (Cost $2,131)		2,348

TOTAL INVESTMENTS—100.0% (Cost $10,191)		13,994

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$13,994

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2009 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at any point during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2040 Fund invests in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

37

Harbor Target Retirement 2045 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Saumen Chattopadhyay

Since 2009

Brian L. Collins

Since 2009

Paul C. Herbert

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation.

Management’s Discussion of Fund Performance

MARKET REVIEW

The Harbor Target Retirement 2045 Fund was introduced on January 2, 2009. Over the ten months from the Fund’s inception through the end of the fiscal year on October 31, 2009, equities, fixed income investments, and commodities all posted positive returns.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 18.07%. Growth stocks outperformed their value-oriented counterparts, primarily due to strong returns by technology names, which are more heavily weighted in growth indices, and a weak performance by financials, typically the largest component of value-oriented indices. Among capitalization ranges, mid cap stocks had the highest returns, followed by large caps and then small caps. The MSCI EAFE Index of stocks in developed international markets returned 27.36% in U.S. dollar terms. For U.S.-based investors, returns of foreign equities were augmented by a weakening U.S. dollar, which improved the performance of the MSCI EAFE Index by about nine percentage points.

The Barclays Capital U.S. Aggregate Bond Index, a broad measure of the U.S. taxable bond market, returned 6.24%. High-yield bonds were the best-performing category, not only among fixed income investments but in all major asset class, with the BofA Merrill Lynch US High Yield Index posting a return of 51.19%. Shorter-term fixed income investments had positive but unusually low returns as central banks around the world held target short-term interest rates at historically low levels in their continuing efforts to support credit markets and encourage economic growth. The Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on 19 physical commodities, returned 12.64%.

PERFORMANCE

The Harbor Target Retirement 2045 Fund posted a return of 19.10% from its January 2, 2009, inception through October 31, 2009.

Overall returns of the Harbor Target Retirement 2045 Fund benefited from the performances of the Underlying Funds, as eight of the eleven constituent Harbor funds outperformed their respective benchmarks.

International stocks made an important contribution to performance, as the combined returns of the Harbor International Fund and the Harbor International Growth Fund accounted for about 40% of the Harbor Target Retirement 2045 Fund’s total return. The Harbor International Fund, the largest component of the portfolio, was up 28.91% (Institutional Class), while the Harbor International Growth Fund returned 29.96% (Institutional Class). Other important contributors included the Harbor Capital Appreciation Fund, up 30.04% (Institutional Class), and the Harbor Mid Cap Value Fund, up 27.93% (Institutional Class). The Harbor Bond Fund, up 14.47% (Institutional Class), and the Harbor Commodity Real Return Strategy Fund, up 23.10% (Institutional Class), were the least significant contributors to the Fund’s overall performance due to their relatively small weights in the portfolio.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

38

Harbor Target Retirement 2045 Fund

FUND SUMMARY—October 31, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2608

Cusip	411511181

Ticker	HACCX

Inception Date	01/02/2009

Net Expense Ratio	0.81%[a]

Total Net Assets (000s)	$487

ADMINISTRATIVE CLASS

Fund #	2708

Cusip	411511173

Ticker	HADDX

Inception Date	01/02/2009

Net Expense Ratio	0.81%[a]

Total Net Assets (000s)	$12

INVESTOR CLASS

Fund #	2808

Cusip	411511165

Ticker	HAEEX

Inception Date	01/02/2009

Net Expense Ratio	0.81%[a]

Total Net Assets (000s)	$12

a	Annualized for the period January 2, 2009 (inception) through October 31, 2009. The Adviser has contractually agreed to limit the Fund’s operating expense to the amount of the acquired funds’ fees and expenses plus, for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	22.2%

Harbor Large Cap Value Fund	19.1%

Harbor Capital Appreciation Fund	12.9%

Harbor International Growth Fund	9.4%

Harbor Mid Cap Value Fund	8.8%

Harbor Small Cap Value Fund	7.0%

Harbor Mid Cap Growth Fund	5.9%

Harbor Small Cap Growth Fund	4.7%

Fixed Income

Harbor Bond Fund	4.3%

Harbor High-Yield Bond Fund	2.8%

Strategic Markets

Harbor Commodity Real Return Strategy Fund	2.9%

39

Harbor Target Retirement 2045 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2009

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2009
Harbor Target Retirement 2045 Fund
Institutional Class	N/A	N/A	19.10%	01/02/2009	$59,550
Comparative Indices
Russell 3000®	10.83%	0.71%	18.07%	—	$59,037
MSCI EAFE	27.71%	5.10%	27.36%	—	$63,678
Barclays Capital U.S. Aggregate Bond	13.79%	5.05%	6.24%	—	$53,119

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2009

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2009
Harbor Target Retirement 2045 Fund
Administrative Class	N/A	N/A	19.10%	01/02/2009	$11,910
Investor Class	N/A	N/A	19.10%	01/02/2009	$11,910
Comparative Indices
Russell 3000®	10.83%	0.71%	18.07%	—	$11,807
MSCI EAFE	27.71%	5.10%	27.36%	—	$12,736
Barclays Capital U.S. Aggregate Bond	13.79%	5.05%	6.24%	—	$10,624

As stated in the Fund’s current prospectus, the expense ratios were 0.79% (Institutional Class), 1.04% (Administrative Class) and 1.16% (Investor Class). The Adviser has contractually agreed to limit the Fund’s annual fund operating expenses to the amount of the acquired funds’ fees and expenses, plus for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized.
b	Unannualized.

40

Harbor Target Retirement 2045 Fund †

PORTFOLIO OF INVESTMENTS—October 31, 2009

HARBOR EQUITY FUNDS–90.0%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—58.4%
2,168	Harbor Capital Appreciation Fund	$66
4,817	Harbor Mid Cap Growth Fund	30
2,685	Harbor Small Cap Growth Fund	24
14,837	Harbor Large Cap Value Fund	98
4,936	Harbor Mid Cap Value Fund	45
2,400	Harbor Small Cap Value Fund	36

		299

HARBOR INTERNATIONAL EQUITY FUNDS—31.6%
2,181	Harbor International Fund	113
4,579	Harbor International Growth Fund	48

		161

TOTAL HARBOR EQUITY FUNDS (Cost $383)		460

HARBOR STRATEGIC MARKETS FUNDS—2.9%
(Cost $13)
Shares		Value (000s)

2,123	Harbor Commodity Real Return Strategy Fund	$15

HARBOR FIXED INCOME FUNDS—7.1%
1,377	Harbor High-Yield Bond Fund	14
1,729	Harbor Bond Fund	22

TOTAL HARBOR FIXED INCOME FUNDS (Cost $33)		36

TOTAL INVESTMENTS–100.0% (Cost $429)		511

CASH AND OTHER ASSETS, LESS LIABILITIES–0.0%		—	[a]

TOTAL NET ASSETS–100.0%		$511

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2009 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at any point during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2045 Fund invests in Institutional shares of affiliated Harbor Funds.

a	Round to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

41

Harbor Target Retirement 2050 Fund

MANAGERS’ COMMENTARY (Unaudited)

ADVISER

Harbor Capital

Advisors, Inc.

111 South Wacker Drive

34th Floor

Chicago, IL 60606

PORTFOLIO MANAGERS

Saumen Chattopadhyay

Since 2009

Brian L. Collins

Since 2009

Paul C. Herbert

Since 2009

Linda M. Molenda

Since 2009

David G. Van Hooser

Since 2009

Harbor Capital has

managed the Fund since its inception in 2009.

INVESTMENT GOAL

Capital appreciation and current income consistent with the Fund’s current asset allocation.

Management’s Discussion of Fund Performance

MARKET REVIEW

The Harbor Target Retirement 2050 Fund was introduced on January 2, 2009. Over the ten months from the Fund’s inception through the end of the fiscal year on October 31, 2009, equities, fixed income investments, and commodities all posted positive returns.

The Russell 3000® Index, a broad measure of the U.S. stock market, returned 18.07%. Growth stocks outperformed their value-oriented counterparts, primarily due to strong returns by technology names, which are more heavily weighted in growth indices, and a weak performance by financials, typically the largest component of value-oriented indices. Among capitalization ranges, mid cap stocks had the highest returns, followed by large caps and then small caps. The MSCI EAFE Index of stocks in developed international markets returned 27.36% in U.S. dollar terms. For U.S.-based investors, returns of foreign equities were augmented by a weakening U.S. dollar, which improved the performance of the MSCI EAFE Index by about nine percentage points.

The Barclays Capital U.S. Aggregate Bond Index, a broad measure of the U.S. taxable bond market, returned 6.24%. High-yield bonds were the best-performing category, not only among fixed income investments but in all major asset class, with the BofA Merrill Lynch US High Yield Index posting a return of 51.19%. Shorter-term fixed income investments had positive but unusually low returns as central banks around the world held target short-term interest rates at historically low levels in their continuing efforts to support credit markets and encourage economic growth. The Dow Jones-UBS Commodity Index Total ReturnSM, an unmanaged index of futures contracts on 19 physical commodities, returned 12.64%.

PERFORMANCE

The Harbor Target Retirement 2050 Fund posted a return of 19.10% from its January 2, 2009, inception through October 31, 2009.

Overall returns of the Harbor Target Retirement 2050 Fund benefited from the performances of the Underlying Funds, as eight of the eleven constituent Harbor funds outperformed their respective benchmarks.

International stocks made an important contribution to performance, as the combined returns of the Harbor International Fund and the Harbor International Growth Fund accounted for about 40% of the Harbor Target Retirement 2050 Fund’s total return. The Harbor International Fund, the largest component of the portfolio, was up 28.91% (Institutional Class), while the Harbor International Growth Fund returned 29.96% (Institutional Class). Other important contributors included the Harbor Capital Appreciation Fund, up 30.04% (Institutional Class), and the Harbor Mid Cap Value Fund, up 27.93% (Institutional Class). The Harbor Bond Fund, up 14.47% (Institutional Class), and the Harbor Commodity Real Return Strategy Fund, up 23.10% (Institutional Class), were the least significant contributors to the Fund’s overall performance due to their relatively small weights in the portfolio.

This report contains the current opinions of Harbor Capital Advisors, Inc. at the time of its publication and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

For information on the different share classes and the risks associated with an investment in the Fund, please refer to the current prospectus.

42

Harbor Target Retirement 2050 Fund

FUND SUMMARY—October 31, 2009 (Unaudited)

INSTITUTIONAL CLASS

Fund #	2609

Cusip	411511157

Ticker	HAFFX

Inception Date	01/02/2009

Net Expense Ratio	0.81%[a]

Total Net Assets (000s)	$13,852

ADMINISTRATIVE CLASS

Fund #	2709

Cusip	411511140

Ticker	HAGGX

Inception Date	01/02/2009

Net Expense Ratio	0.81%[a]

Total Net Assets (000s)	$12

INVESTOR CLASS

Fund #	2809

Cusip	411511132

Ticker	HAHHX

Inception Date	01/02/2009

Net Expense Ratio	0.81%[a]

Total Net Assets (000s)	$12

a	Annualized for the period January 2, 2009 (inception) through October 31, 2009. The Adviser has contractually agreed to limit the Fund’s operating expense to the amount of the acquired funds’ fees and expenses plus, for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The net expense ratio shown will not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the acquired funds’ fees and expenses.

ASSET ALLOCATION (% of Investments)

Equity

Harbor International Fund	22.1%

Harbor Large Cap Value Fund	19.1%

Harbor Capital Appreciation Fund	12.9%

Harbor International Growth Fund	9.5%

Harbor Mid Cap Value Fund	8.8%

Harbor Small Cap Value Fund	7.0%

Harbor Mid Cap Growth Fund	5.9%

Harbor Small Cap Growth Fund	4.7%

Fixed Income

Harbor Bond Fund	4.2%

Harbor High-Yield Bond Fund	2.8%

Strategic Markets

Harbor Commodity Real Return Strategy Fund	3.0%

43

Harbor Target Retirement 2050 Fund

FUND PERFORMANCE SUMMARY (Unaudited)

Institutional Class

CHANGE IN A $50,000 INVESTMENT

For the period 01/02/2009 through 10/31/2009

The graph compares a $50,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2009
Harbor Target Retirement 2050 Fund
Institutional Class	N/A	N/A	19.10%	01/02/2009	$59,550
Comparative Indices
Russell 3000®	10.83%	0.71%	18.07%	—	$59,037
MSCI EAFE	27.71%	5.10%	27.36%	—	$63,678
Barclays Capital U.S. Aggregate Bond	13.79%	5.05%	6.24%	—	$53,119

Administrative and Investor Classes

CHANGE IN A $10,000 INVESTMENT

For the period 01/02/2009 through 10/31/2009

The graph compares a $10,000 investment in the Fund with the performance of broad based market indices. The Fund’s performance includes the reinvestment of all dividend and capital gain distributions.

Total Returns For the periods ended 10/31/2009
Harbor Target Retirement 2050 Fund
Administrative Class	N/A	N/A	19.10%	01/02/2009	$11,910
Investor Class	N/A	N/A	19.10%	01/02/2009	$11,910
Comparative Indices
Russell 3000®	10.83%	0.71%	18.07%	—	$11,807
MSCI EAFE	27.71%	5.10%	27.36%	—	$12,736
Barclays Capital U.S. Aggregate Bond	13.79%	5.05%	6.24%	—	$10,624
As stated in the Fund’s current prospectus, the expense ratios were 0.79% (Institutional Class), 1.04% (Administrative Class) and 1.16% (Investor Class). The Adviser has contractually agreed to limit the Fund’s annual fund operating expenses to the amount of the acquired funds’ fees and expenses, plus for the Administrative and Investor Classes, distribution and service (12b-1) fees and, for the Investor Class, certain transfer agent fees. The expense ratios in the prospectus may differ from the actual expense ratios for the period disclosed within this report.

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. Actual return and principal value on an investment will fluctuate and the shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. From time to time, certain fees and/or expenses have been voluntarily waived, which has resulted in higher returns. Without these waivers, the returns would have been lower. The voluntary waivers may be discontinued at any time without notice.

You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 800-422-1050 or visiting www.harborfunds.com.

a	Annualized.
b	Unannualized.

44

Harbor Target Retirement 2050 Fund †

PORTFOLIO OF INVESTMENTS—October 31, 2009

HARBOR EQUITY FUNDS—90.0%

Shares		Value (000s)

HARBOR DOMESTIC EQUITY FUNDS—58.4%
58,925	Harbor Capital Appreciation Fund	$1,785
130,888	Harbor Mid Cap Growth Fund	812
72,961	Harbor Small Cap Growth Fund	646
403,171	Harbor Large Cap Value Fund	2,673
134,129	Harbor Mid Cap Value Fund	1,217
65,223	Harbor Small Cap Value Fund	971

		8,104

HARBOR INTERNATIONAL EQUITY FUNDS—31.6%
59,279	Harbor International Fund	3,066
124,422	Harbor International Growth Fund	1,311

		4,377

TOTAL HARBOR EQUITY FUNDS (Cost $8,511)		12,481

HARBOR STRATEGIC MARKETS FUNDS—3.0%
(Cost $328)
Shares		Value (000s)

57,701	Harbor Commodity Real Return Strategy Fund	$420

HARBOR FIXED INCOME FUNDS—7.0%
37,421	Harbor High-Yield Bond Fund	390
46,976	Harbor Bond Fund	585

TOTAL HARBOR FIXED INCOME FUNDS (Cost $881)		975

TOTAL INVESTMENTS—100.0% (Cost $9,720)		13,876

CASH AND OTHER ASSETS, LESS LIABILITIES—0.0%		—	[a]

TOTAL NET ASSETS—100.0%		$13,876

FAIR VALUE MEASUREMENTS

All holdings at October 31, 2009 (as disclosed in the preceding Portfolio of Investments) are classified as Level 1. There were no Level 3 holdings at any point during the period.

For more information on valuation inputs and their aggregation into the levels identified above, please refer to the Fair Value Measurements section in Note 2 of the accompanying Notes to Financial Statements.

†	The Harbor Target Retirement 2050 Fund invests in Institutional shares of affiliated Harbor Funds.

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

45

[THIS PAGE INTENTIONALLY LEFT BLANK]

46

Harbor Target Retirement Funds

STATEMENT OF ASSETS AND LIABILITIES—October 31, 2009

(All amounts in thousands, except per share amounts)

	Harbor Target Retirement Income Fund	Harbor Target Retirement 2010 Fund	Harbor Target Retirement 2015 Fund	Harbor Target Retirement 2020 Fund	Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund
ASSETS
Investments, at identified cost	$14,786	$1,309	$4,391	$16,258	$1,698	$19,073	$464	$10,191	$429	$9,720
Investments in affiliated funds, at value	$16,408	$1,425	$4,789	$19,323	$1,879	$23,719	$568	$13,994	$511	$13,876
Receivables for:
Investments in affiliated funds sold	—	—	—	19	—	—	—	—	—	—
Capital shares sold	9	1	4	21	6	23	2	18	6	17
Total Assets	16,417	1,426	4,793	19,363	1,885	23,742	570	14,012	517	13,893
LIABILITIES
Payables for:
Investments in affiliated funds purchased	9	1	4	—	6	23	2	17	6	3
Capital shares reacquired	—	—	—	40	—	—	—	1	—	14
Total Liabilities	9	1	4	40	6	23	2	18	6	17
NET ASSETS	$16,408	$1,425	$4,789	$19,323	$1,879	$23,719	$568	$13,994	$511	$13,876
Net Assets Consist of
Paid-in capital	$13,992	$1,247	$4,115	$14,765	$1,654	$16,731	$456	$8,219	$424	$8,918
Undistributed/(accumulated) net investment income/(loss)	20	14	50	251	16	269	4	97	2	55
Accumulated net realized gain/(loss)	774	48	226	1,242	28	2,073	4	1,875	3	747
Unrealized appreciation/(depreciation) of investments	1,622	116	398	3,065	181	4,646	104	3,803	82	4,156
	$16,408	$1,425	$4,789	$19,323	$1,879	$23,719	$568	$13,994	$511	$13,876
NET ASSETS VALUE PER SHARE BY CLASS
Institutional Class
Net assets	$16,386	$1,403	$4,765	$19,299	$1,855	$23,695	$544	$13,970	$487	$13,852
Shares of beneficial interest[2]	1,488	123	412	1,652	157	1,989	46	1,170	41	1,164
Net asset value per share[1]	$11.01	$11.41	$11.56	$11.68	$11.81	$11.92	$11.94	$11.94	$11.91	$11.91
Administrative Class
Net assets	$11	$11	$12	$12	$12	$12	$12	$12	$12	$12
Shares of beneficial interest[2]	1	1	1	1	1	1	1	1	1	1
Net asset value per share[1]	$11.01	$11.41	$11.56	$11.68	$11.81	$11.91	$11.93	$11.95	$11.91	$11.91
Investor Class
Net assets	$11	$11	$12	$12	$12	$12	$12	$12	$12	$12
Shares of beneficial interest[2]	1	1	1	1	1	1	1	1	1	1
Net asset value per share[1]	$11.01	$11.41	$11.56	$11.68	$11.81	$11.91	$11.93	$11.95	$11.91	$11.91

1	Per share amounts can be recalculated to the amounts disclosed herein when total net assets and shares of beneficial interest are not rounded to thousands.

2	Par value $0.01 (unlimited authorizations).

The accompanying notes are an integral part of the Financial Statements.

47

Harbor Target Retirement Funds

STATEMENT OF OPERATIONS—For the Period January 2, 2009 (Inception) Through October 31, 2009

(All amounts in thousands)

	Harbor Target Retirement Income Fund	Harbor Target Retirement 2010 Fund	Harbor Target Retirement 2015 Fund	Harbor Target Retirement 2020 Fund	Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund
Investment Income
Dividends from affiliated funds	$202	$14	$50	$251	$16	$269	$4	$97	$2	$55
Total Investment Income	202	14	50	251	16	269	4	97	2	55
Operating Expenses
12b-1 fees:
Administrative Class[a]	—	—	—	—	—	—	—	—	—	—
Investor Class[a]	—	—	—	—	—	—	—	—	—	—
Transfer agent fees:
Investor Class[a]	—	—	—	—	—	—	—	—	—	—
Total expenses[a]	—	—	—	—	—	—	—	—	—	—
Other expenses waived[a]	—	—	—	—	—	—	—	—	—	—
Net Investment Income/(Loss)	202	14	50	251	16	269	4	97	2	55
Realized and Unrealized Gain/(Loss) on Investment Transactions
Net realized gain/(loss) on:
Affiliated funds	774	48	226	1,242	28	2,073	4	1,875	3	747
Change in net unrealized appreciation/(depreciation) of:
Affiliated funds	1,622	116	398	3,065	181	4,646	104	3,803	82	4,156
Net gain/(loss) on investment transactions	2,396	164	624	4,307	209	6,719	108	5,678	85	4,903
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,598	$178	$674	$4,558	$225	$6,988	$112	$5,775	$87	$4,958

a	Rounds to less than $1,000.

The accompanying notes are an integral part of the Financial Statements.

48

Harbor Target Retirement Funds

STATEMENT OF CHANGES IN NET ASSETS

(All amounts in thousands)

	Harbor Target Retirement Income Fund	Harbor Target Retirement 2010 Fund	Harbor Target Retirement 2015 Fund	Harbor Target Retirement 2020 Fund
	January 2, 2009[a] through October 31, 2009	January 2, 2009[a] through October 31, 2009	January 2, 2009[a] through October 31, 2009	January 2, 2009[a] through October 31, 2009
INCREASE/(DECREASE) IN NET ASSETS
Operations
Net investment income/(loss)	$202	$14	$50	$251
Net realized gain/(loss) on affiliated funds	774	48	226	1,242
Net unrealized appreciation/ (depreciation) of affiliated funds	1,622	116	398	3,065
Net increase/(decrease) in assets resulting from operations	2,598	178	674	4,558
Distributions to Shareholders
Net investment income:
Institutional Class	(182)	—	—	—
Administrative Class	—	—	—	—
Investor Class	—	—	—	—
Total distributions to shareholders	(182)	—	—	—
Net Increase/(Decrease) Derived from Capital Share Transactions	13,992	1,247	4,115	14,765
Net increase/(decrease) in net assets	16,408	1,425	4,789	19,323
Net Assets
Beginning of period	—	—	—	—
End of period*	$16,408	$1,425	$4,789	$19,323
* Includes undistributed/(accumulated) net investment income/(loss) of :	$20	$14	$50	$251

a	Commencement of operations.

The accompanying notes are an integral part of the Financial Statements.

49

Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund
January 2, 2009[a] through October 31, 2009	January 2, 2009[a] through October 31, 2009	January 2, 2009[a] through October 31, 2009	January 2, 2009[a] through October 31, 2009	January 2, 2009[a] through October 31, 2009	January 2, 2009[a] through October 31, 2009

$16	$269	$4	$97	$2	$55
28	2,073	4	1,875	3	747

181	4,646	104	3,803	82	4,156
225	6,988	112	5,775	87	4,958

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

1,654	16,731	456	8,219	424	8,918
1,879	23,719	568	13,994	511	13,876

—	—	—	—	—	—
$1,879	$23,719	$568	$13,994	$511	$13,876
$16	$269	$4	$97	$2	$55

50

Harbor Target Retirement Funds

STATEMENT OF CHANGES IN NET ASSETS—CAPITAL STOCK ACTIVITY

(All amounts in thousands)

	Harbor Target Retirement Income Fund	Harbor Target Retirement 2010 Fund	Harbor Target Retirement 2015 Fund	Harbor Target Retirement 2020 Fund
	January 2, 2009[a] through October 31, 2009	January 2, 2009[a] through October 31, 2009	January 2, 2009[a] through October 31, 2009	January 2, 2009[a] through October 31, 2009
AMOUNT ($)
Institutional Class
Net proceeds from sale of shares	$17,927	$1,375	$5,273	$18,497
Reinvested distributions	182	—	—	—
Cost of shares reacquired	(4,137)	(148)	(1,178)	(3,752)
Net increase/(decrease) in net assets	$13,972	$1,227	$4,095	$14,745
Administrative Class
Net proceeds from sale of shares	$10	$10	$10	$10
Cost of shares reacquired	—	—	—	—
Net increase/(decrease) in net assets	$10	$10	$10	$10
Investor Class
Net proceeds from sale of shares	$10	$10	$10	$10
Cost of shares reacquired	—	—	—	—
Net increase/(decrease) in net assets	$10	$10	$10	$10
SHARES
Institutional Class
Shares sold	1,878	138	522	2,006
Shares issued due to reinvestment of distributions	17	—	—	—
Shares reacquired	(407)	(15)	(110)	(354)
Net increase/(decrease) in shares outstanding	1,488	123	412	1,652
Beginning of period	—	—	—	—
End of period	1,488	123	412	1,652
Administrative Class
Shares sold	1	1	1	1
Net increase/(decrease) in shares outstanding	1	1	1	1
Beginning of period	—	—	—	—
End of period	1	1	1	1
Investor Class
Shares sold	1	1	1	1
Net increase/(decrease) in shares outstanding	1	1	1	1
Beginning of period	—	—	—	—
End of period	1	1	1	1

a	Commencement of operations.

The accompanying notes are an integral part of the Financial Statements.

51

Harbor Target Retirement 2025 Fund	Harbor Target Retirement 2030 Fund	Harbor Target Retirement 2035 Fund	Harbor Target Retirement 2040 Fund	Harbor Target Retirement 2045 Fund	Harbor Target Retirement 2050 Fund
January 2, 2009[a] through October 31, 2009	January 2, 2009[a] through October 31, 2009	January 2, 2009[a] through October 31, 2009	January 2, 2009[a] through October 31, 2009	January 2, 2009[a] through October 31, 2009	January 2, 2009[a] through October 31, 2009

$1,652	$24,819	$437	$13,819	$413	$10,874
—	—	—	—	—	—
(18)	(8,108)	(1)	(5,620)	(9)	(1,976)
$1,634	$16,711	$436	$8,199	$404	$8,898

$10	$10	$10	$10	$10	$10
—	—	—	—	—	—
$10	$10	$10	$10	$10	$10

$10	$10	$10	$10	$10	$10
—	—	—	—	—	—
$10	$10	$10	$10	$10	$10

159	2,783	46	1,698	42	1,357
—	—	—	—	—	—
(2)	(794)	—	(528)	(1)	(193)
157	1,989	46	1,170	41	1,164
—	—	—	—	—	—
157	1,989	46	1,170	41	1,164

1	1	1	1	1	1
1	1	1	1	1	1
—	—	—	—	—	—
1	1	1	1	1	1

1	1	1	1	1	1
1	1	1	1	1	1
—	—	—	—	—	—
1	1	1	1	1	1

52

Harbor Target Retirement Funds Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT INCOME FUND
	Institutional Class		Administrative Class		Investor Class
Period Ended October 31	2009[e]		2009[e]		2009[e]
Net asset value beginning of period	$10.00		$10.00		$10.00
Income from Investment Operations
Net investment income/(loss)	0.14	[a]	0.14	[a]	0.14	[a]
Net realized and unrealized gains/(losses) on investments	1.00		1.00		1.00
Total from investment operations	1.14		1.14		1.14
Less Distributions
Dividends from net investment income	(0.13)		(0.13)		(0.13)
Distributions from net realized capital gains[1]	—		—		—
Total distributions	(0.13)		(0.13)		(0.13)
Net asset value end of period	11.01		11.01		11.01
Net assets end of period (000s)	$16,386		$11		$11
Ratios and Supplemental Data (%)
Total return	11.42%[b,d]		11.42%[b,d]		11.42%[b,d]
Ratio of total expenses to average net assets[f]	—		0.30	[c]	0.45	[c]
Ratio of net expenses to average net assets[f]	—		—	[c]	—	[c]
Ratio of net investment income to average net assets[f]	1.99	[a,c]	1.66	[a,c]	1.66	[a,c]
Portfolio turnover[g]	77	[d]	77	[d]	77	[d]

HARBOR TARGET RETIREMENT 2010 FUND
	Institutional Class		Administrative Class		Investor Class
Period Ended October 31	2009[e]		2009[e]		2009[e]
Net asset value beginning of period	$10.00		$10.00		$10.00
Income from Investment Operations
Net investment income/(loss)	0.11	[a]	0.14	[a]	0.14	[a]
Net realized and unrealized gains/(losses) on investments	1.30		1.27		1.27
Total from investment operations	1.41		1.41		1.41
Less Distributions
Dividends from net investment income	—		—		—
Distributions from net realized capital gains[1]	—		—		—
Total distributions	—		—		—
Net asset value end of period	11.41		11.41		11.41
Net assets end of period (000s)	$1,403		$11		$11
Ratios and Supplemental Data (%)
Total return	14.10%[b,d]		14.10%[b,d]		14.10%[b,d]
Ratio of total expenses to average net assets[f]	—		0.30	[c]	0.45	[c]
Ratio of net expenses to average net assets[f]	—		—	[c]	—	[c]
Ratio of net investment income to average net assets[f]	2.06	[a,c]	1.66	[a,c]	1.66	[a,c]
Portfolio turnover[g]	49	[d]	49	[d]	49	[d]

See page 57 for notes to the Target Retirement Funds Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

53

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT 2015 FUND
	Institutional Class		Administrative Class		Investor Class
Period Ended October 31	2009[e]		2009[e]		2009[e]
Net asset value beginning of period	$10.00		$10.00		$10.00
Income from Investment Operations
Net investment income/(loss)	0.12	[a]	0.15	[a]	0.15	[a]
Net realized and unrealized gains/(losses) on investments	1.44		1.41		1.41
Total from investment operations	1.56		1.56		1.56
Less Distributions
Dividends from net investment income	—		—		—
Distributions from net realized capital gains[1]	—		—		—
Total distributions	—		—		—
Net asset value end of period	11.56		11.56		11.56
Net assets end of period (000s)	$4,765		$12		$12
Ratios and Supplemental Data (%)
Total return	15.60%[b,d]		15.60%[b,d]		15.60%[b,d]
Ratio of total expenses to average net assets[f]	—		0.30	[c]	0.45	[c]
Ratio of net expenses to average net assets[f]	—		—	[c]	—	[c]
Ratio of net investment income to average net assets[f]	2.06	[a,c]	1.75	[a,c]	1.75	[a,c]
Portfolio turnover[g]	63	[d]	63	[d]	63	[d]

HARBOR TARGET RETIREMENT 2020 FUND
	Institutional Class		Administrative Class		Investor Class
Period Ended October 31	2009[e]		2009[e]		2009[e]
Net asset value beginning of period	$10.00		$10.00		$10.00
Income from Investment Operations
Net investment income/(loss)	0.15	[a]	0.15	[a]	0.15	[a]
Net realized and unrealized gains/(losses) on investments	1.53		1.53		1.53
Total from investment operations	1.68		1.68		1.68
Less Distributions
Dividends from net investment income	—		—		—
Distributions from net realized capital gains[1]	—		—		—
Total distributions	—		—		—
Net asset value end of period	11.68		11.68		11.68
Net assets end of period (000s)	$19,299		$12		$12
Ratios and Supplemental Data (%)
Total return	16.80%[b,d]		16.80%[b,d]		16.80%[b,d]
Ratio of total expenses to average net assets[f]	—		0.30	[c]	0.45	[c]
Ratio of net expenses to average net assets[f]	—		—	[c]	—	[c]
Ratio of net investment income to average net assets[f]	2.17	[a,c]	1.77	[a,c]	1.77	[a,c]
Portfolio turnover[g]	56	[d]	56	[d]	56	[d]

The accompanying notes are an integral part of the Financial Statements.

54

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT 2025 FUND
	Institutional Class		Administrative Class		Investor Class
Period Ended October 31	2009[e]		2009[e]		2009[e]
Net asset value beginning of period	$10.00		$10.00		$10.00
Income from Investment Operations
Net investment income/(loss)	0.10	[a]	0.15	[a]	0.15	[a]
Net realized and unrealized gains/(losses) on investments	1.71		1.66		1.66
Total from investment operations	1.81		1.81		1.81
Less Distributions
Dividends from net investment income	—		—		—
Distributions from net realized capital gains[1]	—		—		—
Total distributions	—		—		—
Net asset value end of period	11.81		11.81		11.81
Net assets end of period (000s)	$1,855		$12		$12
Ratios and Supplemental Data (%)
Total return	18.10%[b,d]		18.10%[b,d]		18.10%[b,d]
Ratio of total expenses to average net assets[f]	—		0.30	[c]	0.45	[c]
Ratio of net expenses to average net assets[f]	—		—	[c]	—	[c]
Ratio of net investment income to average net assets[f]	2.06	[a,c]	1.66	[a,c]	1.66	[a,c]
Portfolio turnover[g]	29	[d]	29	[d]	29	[d]

HARBOR TARGET RETIREMENT 2030 FUND
	Institutional Class		Administrative Class		Investor Class
Period Ended October 31	2009[e]		2009[e]		2009[e]
Net asset value beginning of period	$10.00		$10.00		$10.00
Income from Investment Operations
Net investment income/(loss)	0.14	[a]	0.13	[a]	0.13	[a]
Net realized and unrealized gains/(losses) on investments	1.78		1.78		1.78
Total from investment operations	1.92		1.91		1.91
Less Distributions
Dividends from net investment income	—		—		—
Distributions from net realized capital gains[1]	—		—		—
Total distributions	—		—		—
Net asset value end of period	11.92		11.91		11.91
Net assets end of period (000s)	$23,695		$12		$12
Ratios and Supplemental Data (%)
Total return	19.20%[b,d]		19.10%[b,d]		19.10%[b,d]
Ratio of total expenses to average net assets[f]	—		0.30	[c]	0.45	[c]
Ratio of net expenses to average net assets[f]	—		—	[c]	—	[c]
Ratio of net investment income to average net assets[f]	1.92	[a,c]	1.51	[a,c]	1.51	[a,c]
Portfolio turnover[g]	66	[d]	66	[d]	66	[d]

See page 57 for notes to the Target Retirement Funds Financial Highlights.

The accompanying notes are an integral part of the Financial Statements.

55

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT 2035 FUND
	Institutional Class		Administrative Class		Investor Class
Period Ended October 31	2009[e]		2009[e]		2009[e]
Net asset value beginning of period	$10.00		$10.00		$10.00
Income from Investment Operations
Net investment income/(loss)	0.08	[a]	0.11	[a]	0.11	[a]
Net realized and unrealized gains/(losses) on investments	1.86		1.82		1.82
Total from investment operations	1.94		1.93		1.93
Less Distributions
Dividends from net investment income	—		—		—
Distributions from net realized capital gains[1]	—		—		—
Total distributions	—		—		—
Net asset value end of period	11.94		11.93		11.93
Net assets end of period (000s)	$544		$12		$12
Ratios and Supplemental Data (%)
Total return	19.40%[b,d]		19.30%[b,d]		19.30%[b,d]
Ratio of total expenses to average net assets[f]	—		0.30	[c]	0.45	[c]
Ratio of net expenses to average net assets[f]	—		—	[c]	—	[c]
Ratio of net investment income to average net assets[f]	1.47	[a,c]	1.24	[a,c]	1.24	[a,c]
Portfolio turnover[g]	17	[d]	17	[d]	17	[d]

HARBOR TARGET RETIREMENT 2040 FUND
	Institutional Class		Administrative Class		Investor Class
Period Ended October 31	2009[e]		2009[e]		2009[e]
Net asset value beginning of period	$10.00		$10.00		$10.00
Income from Investment Operations
Net investment income/(loss)	0.08	[a]	0.08	[a]	0.08	[a]
Net realized and unrealized gains/(losses) on investments	1.86		1.87		1.87
Total from investment operations	1.94		1.95		1.95
Less Distributions
Dividends from net investment income	—		—		—
Distributions from net realized capital gains[1]	—		—		—
Total distributions	—		—		—
Net asset value end of period	11.94		11.95		11.95
Net assets end of period (000s)	$13,970		$12		$12
Ratios and Supplemental Data (%)
Total return	19.40%[b,d]		19.50%[b,d]		19.50%[b,d]
Ratio of total expenses to average net assets[f]	—		0.30	[c]	0.45	[c]
Ratio of net expenses to average net assets[f]	—		—	[c]	—	[c]
Ratio of net investment income to average net assets[f]	1.06	[a,c]	0.91	[a,c]	0.91	[a,c]
Portfolio turnover[g]	70	[d]	70	[d]	70	[d]

The accompanying notes are an integral part of the Financial Statements.

56

Harbor Target Retirement Funds Financial Highlights—Continued

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

HARBOR TARGET RETIREMENT 2045 FUND
	Institutional Class		Administrative Class		Investor Class
Period Ended October 31	2009[e]		2009[e]		2009[e]
Net asset value beginning of period	$10.00		$10.00		$10.00
Income from Investment Operations
Net investment income/(loss)	0.04	[a]	0.05	[a]	0.05	[a]
Net realized and unrealized gains/(losses) on investments	1.87		1.86		1.86
Total from investment operations	1.91		1.91		1.91
Less Distributions
Dividends from net investment income	—		—		—
Distributions from net realized capital gains[1]	—		—		—
Total distributions	—		—		—
Net asset value end of period	11.91		11.91		11.91
Net assets end of period (000s)	$487		$12		$12
Ratios and Supplemental Data (%)
Total return	19.10%[b,d]		19.10%[b,d]		19.10%[b,d]
Ratio of total expenses to average net assets[f]	—		0.30	[c]	0.45	[c]
Ratio of net expenses to average net assets[f]	—		—	[c]	—	[c]
Ratio of net investment income to average net assets[f]	0.68	[a,c]	0.55	[a,c]	0.55	[a,c]
Portfolio turnover[g]	15	[d]	15	[d]	15	[d]

HARBOR TARGET RETIREMENT 2050 FUND
	Institutional Class		Administrative Class		Investor Class
Period Ended October 31	2009[e]		2009[e]		2009[e]
Net asset value beginning of period	$10.00		$10.00		$10.00
Income from Investment Operations
Net investment income/(loss)	0.05	[a]	0.05	[a]	0.05	[a]
Net realized and unrealized gains/(losses) on investments	1.86		1.86		1.86
Total from investment operations	1.91		1.91		1.91
Less Distributions
Dividends from net investment income	—		—		—
Distributions from net realized capital gains[1]	—		—		—
Total distributions	—		—		—
Net asset value end of period	11.91		11.91		11.91
Net assets end of period (000s)	$13,852		$12		$12
Ratios and Supplemental Data (%)
Total return	19.10%[b,d]		19.10%[b,d]		19.10%[b,d]
Ratio of total expenses to average net assets[f]	—		0.30	[c]	0.45	[c]
Ratio of net expenses to average net assets[f]	—		—	[c]	—	[c]
Ratio of net investment income to average net assets[f]	0.68	[a,c]	0.56	[a,c]	0.56	[a,c]
Portfolio turnover[g]	32	[d]	32	[d]	32	[d]

1	Includes both short-term and long-term capital gains.

a	Reflects the Distributor’s and Transfer Agent’s waiver, if any, of its 12b-1 and transfer agent fees, respectively.

b	The total returns would have been lower had certain expenses not been waived during the periods shown.

c	Annualized.

d	Unannualized.

e	For the period January 2, 2009 (inception) through October 31, 2009.

f	Ratio of net expenses to average net assets represents the net expenses paid by the Fund but does not include the acquired fund fees and expenses.

g	Amounts do not include the activity of the underlying funds.

The accompanying notes are an integral part of the Financial Statements.

57

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—October 31, 2009

(Currency in thousands)

NOTE 1—ORGANIZATIONAL MATTERS

Harbor Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust consists of 27 separate portfolios. The portfolios covered by this report include a series of ten target retirement funds: Harbor Target Retirement Income Fund, Harbor Target Retirement 2010 Fund, Harbor Target Retirement 2015 Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund and Harbor Target Retirement 2050 Fund; (individually referred to as a “Fund” and collectively referred to as the “Funds” or the “Target Retirement Funds”). The Funds invest in a combination of other funds of the Trust (the “Underlying Funds”). Harbor Capital Advisors, Inc. (the “Adviser” or “Harbor Capital”) is the investment adviser for the Funds and the Underlying Funds. The Underlying Funds are managed by subadvisers, none of which are affiliated with the Adviser.

The Funds may offer up to three classes of shares, designated as Institutional Class, Administrative Class, and Investor Class. The shares of each class represent an interest in the same portfolio of investments of the respective Fund and have equal rights to voting, redemptions, dividends, and liquidations, except that: (i) certain expenses, subject to the approval of the Trust’s Board of Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service; and (ii) shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights as to that distribution plan.

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The Funds have adopted FASB ASC 105, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles (the Codification) which is a single source of authoritative nongovernmental U.S. generally accepted accounting standards (US GAAP). All previous US GAAP standards issued by a standard setter are superseded by the Codification. The adoption of ASC 105 had no impact on the Funds’ net assets or results of operations.

Security Valuation

The assets of each Target Retirement Fund consist primarily of Institutional Class shares of the underlying Harbor Funds, which are valued at their respective net asset values.

Each Underlying Fund normally values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services.

When reliable market quotations are not readily available or when market quotations are considered unreliable, securities are priced at their fair value, calculated according to procedures adopted by the Board of Trustees, which may include utilizing an independent pricing service. An Underlying Fund may also use fair-value pricing if the value of some or all of the Underlying Fund’s securities have been materially affected by events occurring before the Underlying Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur with other securities as well. When fair value pricing is employed, the prices of securities used by an Underlying Fund to calculate its NAV may differ from market quotations or official closing prices for the same securities. This means the Underlying Fund may value those securities higher or lower than another fund that uses market quotations or official closing prices.

Fair Value Measurements

In September 2006, the Financial Accounting Standards Board (FASB) issued Accounting Standards Codification (ASC) 820, Fair Value Measurements and Disclosures. ASC 820 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements, effective for the Funds’ current fiscal year.

58

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

The various inputs that may be used to determine the value of each Fund’s investments are summarized in three categories defined as Level 1, Level 2 and Level 3. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The assignment of an investment to Level 1, 2 or 3 is based on the lowest level of significant inputs used to determine its fair value.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs are used in situations where quoted prices or observable inputs are not available. Valuations based on significant unobservable inputs may include the Funds’ own assumptions.

For fair valuations using significant unobservable inputs, ASC 820 requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. A fair value hierarchy and Level 3 reconciliation, when applicable, can be found at the end of each Fund’s Portfolio of Investments schedule.

The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

Description of the Underlying Funds

In pursuing its investment objectives and programs, each of the Underlying Funds is permitted to engage in a wide range of investment practices. Further information about the Underlying Funds is contained in the statement of additional information, as well as the prospectuses of each of the Underlying Funds. Because each Fund invests in the Underlying Funds, shareholders of each Fund will be affected by these investment practices of the Underlying Funds in direct proportion to the amount of assets each Fund allocates to the Underlying Funds.

Investment Transactions and Income

Securities transactions are accounted for on the trade date (the day the order to buy or sell is executed). Income and capital gain distributions received from the Underlying Funds are recorded on the ex-dividend date. Gains and losses on securities sold are determined on the basis of identified cost.

Distribution to Shareholders

Distributions are recorded on the ex-dividend date.

Expenses

Most expenses of the Trust can be directly attributed to a Fund. Expenses which cannot be directly attributed are apportioned among the Funds in the Trust. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds.

Class Allocations

Income and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. The 12b-1 and transfer agent fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

Federal Taxes

Each Fund is treated as a separate entity for federal tax purposes. Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its

59

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 2—SIGNIFICANT ACCOUNTING POLICIES—Continued

shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

The Funds have adopted ASC 740 Income Taxes. ASC 740 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the Funds’ current fiscal year. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. Management has analyzed the Funds’ tax positions expected to be taken on the 2009 federal income tax returns for purposes of implementing ASC 740. Management has concluded that no provision for income tax is required in the Funds’ financial statements.

Related Parties

The Funds do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Funds may represent a significant portion of an Underlying Fund’s net assets. At October 31, 2009, each Fund held less than 10% of the outstanding shares of any Underlying Fund.

The Funds, in aggregate, held less than 20% of the total outstanding shares of any Underlying Fund.

NOTE 3—INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of the Underlying Funds’ shares for the ten-month period ended October 31, 2009 are as follows:

	Purchases	Sales
Harbor Target Retirement Income Fund	$23,495,891	$9,483,624
Harbor Target Retirement 2010 Fund	1,700,148	439,267
Harbor Target Retirement 2015 Fund	6,165,419	1,999,934
Harbor Target Retirement 2020 Fund	22,927,056	7,911,534
Harbor Target Retirement 2025 Fund	1,971,701	301,834
Harbor Target Retirement 2030 Fund	28,255,295	11,255,278
Harbor Target Retirement 2035 Fund	518,931	58,930
Harbor Target Retirement 2040 Fund	16,090,134	7,773,863
Harbor Target Retirement 2045 Fund	473,657	47,610
Harbor Target Retirement 2050 Fund	12,136,552	3,163,271

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

Harbor Capital is an indirect wholly-owned subsidiary of Robeco Groep, N.V. (“Robeco”). Cooperatieve Centrale Raiffeisen-Boevenleenbank B.A. (“Rabobank Nederland”) owns 100% of the shares of Robeco. Harbor Capital is the Trust’s investment adviser and is also responsible for administrative and other services. The Funds do not pay any fees for the services of Harbor Capital.

An advisory agreement for the Funds was in effect during the year ended October 31, 2009. Pursuant to this agreement, Harbor Capital pays all expenses of each Fund, excluding the compensation of the independent trustees and certain other expenses such as extraordinary items and, for the Administrative and Investor Classes, 12b-1 fees and, for the Investor Class, certain transfer agent fees.

Distributor

Harbor Funds Distributors, Inc., a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Funds shares. Under the Trust’s current distribution plans pursuant to Rule 12b-1 under the Investment Company Act with respect to

60

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

each Fund’s Administrative Class shares and Investor Class shares (collectively, the “12b-1 Plans”), each Fund pays Harbor Funds Distributors compensation at the annual rate of 0.25% of the average daily net assets of Administrative Class shares and of the Investor Class shares. The 12b-1 Plans compensate Harbor Funds Distributors for the purpose of financing any activity which is primarily intended to result in the sale of Administrative and Investor Class shares of the Funds or for servicing of shareholder accounts in the Administrative and Investor Class shares of the Fund. Such activities include, but are not limited to: printing of prospectuses and statements of additional information and reports for prospective shareholders (i.e., other than existing shareholders); preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers or other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each 12b-1 Plan.

Amounts payable by a Fund under the 12b-1 Plans need not be directly related to the expenses actually incurred by Harbor Funds Distributors on behalf of each Fund. The 12b-1 Plans do not obligate the Funds to reimburse Harbor Funds Distributors for the actual expenses Harbor Funds Distributors may incur in fulfilling its obligations under the 12b-1 Plans. Thus, even if Harbor Funds Distributors’ actual expenses exceed the fee payable to Harbor Funds Distributors at any given time, the Funds will not be obligated to pay more than that fee. If Harbor Funds Distributors’ expenses are less than the fee it receives, Harbor Funds Distributors will retain the difference.

Harbor Funds Distributors voluntarily waived its 12b-1 fees for the Target Retirement Funds during the ten-month period ended October 31, 2009. Fees incurred and the related waiver for these services are shown on each Fund’s Statement of Operations.

Transfer Agent

Harbor Services Group, Inc., a wholly-owned subsidiary of Harbor Capital, is the shareholder servicing agent for the Funds. The shareholder servicing agreement is reviewed and approved annually by the Independent Trustees of the Funds and currently provides for compensation up to the following amounts per class of each Fund:

Share Class	Transfer Agent Fees
Institutional Class	0.00% of the average daily net assets of all Institutional Class shares.
Administrative Class	0.00% of the average daily net assets of all Administrative Class shares.
Investor Class	0.12% of the average daily net assets of all Investor Class shares.

Harbor Services Group voluntarily waived its transfer agent fees for the Target Retirement Funds during the ten-month period ended October 31, 2009. Fees incurred and the related waiver for these transfer agent services are shown on each Fund’s Statement of Operations.

Shareholders

On October 31, 2009, Harbor Capital, Harbor Funds Distributors, and Harbor Services Group, collectively held the following shares of beneficial interest in the Funds:

Harbor Capital, Harbor Funds Distributors, and Harbor Services Group
Harbor Target Retirement Income Fund	7,084
Harbor Target Retirement 2010 Fund	7,000
Harbor Target Retirement 2015 Fund	7,000
Harbor Target Retirement 2020 Fund	7,000
Harbor Target Retirement 2025 Fund	7,000
Harbor Target Retirement 2030 Fund	11,411
Harbor Target Retirement 2035 Fund	7,000
Harbor Target Retirement 2040 Fund	7,000
Harbor Target Retirement 2045 Fund	14,815
Harbor Target Retirement 2050 Fund	7,897

61

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 4—FEES AND OTHER TRANSACTIONS WITH AFFILIATES—Continued

Independent Trustees

The Independent Trustees received no remuneration from the Target Retirement Funds for the ten-month period ended October 31, 2009.

NOTE 5—TAX INFORMATION

The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to the Funds’ capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. For the ten-month period ended October 31, 2009, no reclassifications between the capital accounts were necessary.

The tax composition of distributions for the Funds that had distributions are as follows:

	As of October 31, 2009
	Ordinary Income	Long-Term Capital Gains	Total
Harbor Target Retirement Income Fund	$182	$—	$182

As of October 31, 2009, the components of distributable earnings on a tax basis are as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)
Harbor Target Retirement Income Fund	$794	$—	$1,622
Harbor Target Retirement 2010 Fund	62	—	116
Harbor Target Retirement 2015 Fund	276	—	398
Harbor Target Retirement 2020 Fund	1,493	—	3,065
Harbor Target Retirement 2025 Fund	44	—	181
Harbor Target Retirement 2030 Fund	2,343	—	4,645
Harbor Target Retirement 2035 Fund	8	—	104
Harbor Target Retirement 2040 Fund	1,972	—	3,803
Harbor Target Retirement 2045 Fund	6	—	81
Harbor Target Retirement 2050 Fund	802	—	4,156

At October 31, 2009, none of the Funds had capital loss carryforwards for federal tax purposes.

The identified cost for federal income tax purposes of investments owned by each Fund and their respective gross unrealized appreciation and depreciation at October 31, 2009 are as follows:

	Identified Cost	Gross Unrealized		Net Unrealized Appreciation/ (Depreciation)
		Appreciation	(Depreciation)
Harbor Target Retirement Income Fund	$14,786	$1,622	$—	$1,622
Harbor Target Retirement 2010 Fund	1,309	116	—	116
Harbor Target Retirement 2015 Fund	4,391	398	—	398
Harbor Target Retirement 2020 Fund	16,258	3,065	—	3,065
Harbor Target Retirement 2025 Fund	1,698	181	—	181
Harbor Target Retirement 2030 Fund	19,074	4,645	—	4,645
Harbor Target Retirement 2035 Fund	464	104	—	104
Harbor Target Retirement 2040 Fund	10,191	3,803	—	3,803
Harbor Target Retirement 2045 Fund	430	81	—	81
Harbor Target Retirement 2050 Fund	9,720	4,156	—	4,156

62

Harbor Target Retirement Funds

NOTES TO FINANCIAL STATEMENTS—Continued

(Currency in thousands)

NOTE 6—SUBSEQUENT EVENTS

ASC 855

Through December 21, 2009, the date the financial statements were available to be issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as of October 31, 2009 as presented herein.

63

Harbor Target Retirement Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Harbor Funds

We have audited the accompanying statements of assets and liabilities of Harbor Funds (the Trust) (portfolios comprising of, respectively, Harbor Target Retirement Income Fund, Harbor Target Retirement 2010 Fund, Harbor Target Retirement 2015 Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund, and Harbor Target Retirement 2050 Fund), including the portfolios of investments, as of October 31, 2009, and the related statements of operations, changes in net assets, and the financial highlights for the period from January 2, 2009 (commencement of operations) to October 31, 2009. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Harbor Funds at October 31, 2009, the results of their operations, the changes in their net assets, and financial highlights from January 2, 2009 (commencement of operations) to October 31, 2009, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 21, 2009

64

Harbor Target Retirement Funds

FEES AND EXPENSE EXAMPLE (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees (if any) and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2009 through October 31, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for each share class. You may use the information in the respective class line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the respective class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Each Fund, as a shareholder in the Underlying Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the Underlying Funds. These fees and expenses are not included in each Fund’s annualized expense ratio used to calculate the expense estimates in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table for each share class below provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the respective Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Each Fund, as a shareholder in the Underlying Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the Underlying Funds. These fees and expenses are not included in each Fund’s annualized expense ratio used to calculate the expense estimates in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Expenses Paid During Period*		Beginning Account Value (May 1, 2009)	Ending Account Value (October 31, 2009)
Harbor Target Retirement Income Fund
Institutional Class	0.00%
Actual		$0.00	**	$1,000.00	$1,096.60
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Administrative Class	0.00%
Actual		$0.00	**	$1,000.00	$1,096.61
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Investor Class	0.00%
Actual		$0.00	**	$1,000.00	$1,096.61
Hypothetical (5% return)		0.00		1,000.00	1,025.21

65

Harbor Target Retirement Funds

FEES AND EXPENSE EXAMPLE—(Continued)

	Annualized Expense Ratio	Expenses Paid During Period*		Beginning Account Value (May 1, 2009)	Ending Account Value (October 31, 2009)
Harbor Target Retirement 2010 Fund
Institutional Class	0.00%
Actual		$0.00	**	$1,000.00	$1,126.36
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Administrative Class	0.00%
Actual		$0.00	**	$1,000.00	$1,126.36
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Investor Class	0.00%
Actual		$0.00	**	$1,000.00	$1,126.36
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Harbor Target Retirement 2015 Fund
Institutional Class	0.00%
Actual		$0.00	**	$1,000.00	$1,141.16
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Administrative Class	0.00%
Actual		$0.00	**	$1,000.00	$1,142.29
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Investor Class	0.00%
Actual		$0.00	**	$1,000.00	$1,142.29
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Harbor Target Retirement 2020 Fund
Institutional Class	0.00%
Actual		$0.00	**	$1,000.00	$1,157.58
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Administrative Class	0.00%
Actual		$0.00	**	$1,000.00	$1,157.58
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Investor Class	0.00%
Actual		$0.00	**	$1,000.00	$1,157.58
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Harbor Target Retirement 2025 Fund
Institutional Class	0.00%
Actual		$0.00	**	$1,000.00	$1,178.64
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Administrative Class	0.00%
Actual		$0.00	**	$1,000.00	$1,178.64
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Investor Class	0.00%
Actual		$0.00	**	$1,000.00	$1,178.64
Hypothetical (5% return)		0.00		1,000.00	1,025.21

66

Harbor Target Retirement Funds

FEES AND EXPENSE EXAMPLE—(Continued)

	Annualized Expense Ratio	Expenses Paid During Period*		Beginning Account Value (May 1, 2009)	Ending Account Value (October 31, 2009)
Harbor Target Retirement 2030 Fund
Institutional Class	0.00%
Actual		$0.00	**	$1,000.00	$1,197.99
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Administrative Class	0.00%
Actual		$0.00	**	$1,000.00	$1,196.98
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Investor Class	0.00%
Actual		$0.00	**	$1,000.00	$1,196.98
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Harbor Target Retirement 2035 Fund
Institutional Class	0.00%
Actual		$0.00	**	$1,000.00	$1,209.73
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Administrative Class	0.00%
Actual		$0.00	**	$1,000.00	$1,208.71
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Investor Class	0.00%
Actual		$0.00	**	$1,000.00	$1,208.71
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Harbor Target Retirement 2040 Fund
Institutional Class	0.00%
Actual		$0.00	**	$1,000.00	$1,222.11
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Administrative Class	0.00%
Actual		$0.00	**	$1,000.00	$1,222.88
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Investor Class	0.00%
Actual		$0.00	**	$1,000.00	$1,222.88
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Harbor Target Retirement 2045 Fund
Institutional Class	0.00%
Actual		$0.00	**	$1,000.00	$1,230.37
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Administrative Class	0.00%
Actual		$0.00	**	$1,000.00	$1,230.37
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Investor Class	0.00%
Actual		$0.00	**	$1,000.00	$1,230.37
Hypothetical (5% return)		0.00		1,000.00	1,025.21

67

Harbor Target Retirement Funds

FEES AND EXPENSE EXAMPLE—(Continued)

	Annualized Expense Ratio	Expenses Paid During Period*		Beginning Account Value (May 1, 2009)	Ending Account Value (October 31, 2009)
Harbor Target Retirement 2050 Fund
Institutional Class	0.00%
Actual		$0.00	**	$1,000.00	$1,231.64
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Administrative Class	0.00%
Actual		$0.00	**	$1,000.00	$1,230.37
Hypothetical (5% return)		0.00		1,000.00	1,025.21
Investor Class	0.00%
Actual		$0.00	**	$1,000.00	$1,230.37
Hypothetical (5% return)		0.00		1,000.00	1,025.21

*	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses do not include acquired fund fees and expenses.

**	Transfer agent fees and 12b-1 fees were waived for the reporting period.

68

Harbor Target Retirement Funds

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

The Funds have adopted Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. In addition, the Funds file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. A description of the Funds’ Proxy Voting Policies and Procedures and the Funds’ proxy voting record (Form N-PX) is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050; (ii) on the Funds website at www.harborfunds.com; and (iii) on the SEC’s website at www.sec.gov.

HOUSEHOLDING

Harbor Funds has adopted a policy that allows it to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report to certain shareholders residing at the same household. This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call the Shareholder Servicing Agent at 800-422-1050. Individual copies will be sent within thirty (30) days after the Shareholder Servicing Agent receives your instructions. Your consent to householding is considered valid until revoked.

QUARTERLY PORTFOLIO DISCLOSURES

Each Fund files a complete portfolio of investments with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available (i) without charge, upon request, by calling Harbor Funds toll-free at 800-422-1050, (ii) on the Funds’ website at www.harborfunds.com, and (iii) on the SEC’s website at www.sec.gov. The form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may also be obtained by calling 800-SEC-0330.

69

Harbor Target Retirement Funds

ADDITIONAL INFORMATION—Continued

TRUSTEES AND OFFICERS

(As of December 2009)

The business and affairs of the Trust is managed by or under the direction of the Trustees, and they have all powers necessary or desirable to carry out that responsibility. The Trustees have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the best interests of the Trust shall be conclusive. Information pertaining to the Trustees and Officers of Harbor Funds is set forth below. Except as noted, the address of each Trustee and Officer is 111 South Wacker Drive, 34th Floor, Chicago, IL 60606-4302.

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships of Public Companies Held by Trustee
INDEPENDENT TRUSTEES
Raymond J. Ball (65) Trustee University of Chicago Graduate School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 2006	Sidney Davidson Professor of Accounting, University of Chicago Booth School of Business (2000-Present); Advisor, Sensory Networks (computer security firm) (2001-Present); Academic Affiliate, Analysis Group (litigation consulting firm) (2000-Present); and Professor, European Institute of Advanced Studies in Management (1998-Present).	27	None

Howard P. Colhoun (74) Trustee 14114 Mantua Mill Road Glyndon, MD 21071	Since 1986	Retired. General Partner, Emerging Growth Partners, L.P. (investing in small companies) (1982-1997); Director, Storage U.S.A. (1994-2002); and Vice President and Director of Mutual Funds, T. Rowe Price Associates, Inc. (prior to 1982).	27	None

John P. Gould (70) Trustee University of Chicago Graduate School of Business 5807 South Woodlawn Avenue Chicago, IL 60637	Since 1994	Steven G. Rothmeier Professor (1996-Present) and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (1984-Present, on faculty since 1965); Trustee of Milwaukee Insurance (1997-Present); Director of Unext.com (Internet based education company) (1999-2006); and Principal and Executive Vice President of Lexecon Inc. (economics consulting firm) (1994-2004).	27	Independent Trustee of Dimensional Fund Advisors family of mutual funds (1986-Present).

Rodger F. Smith (68) Trustee 6 High Ridge Park Stamford, CT 06905	Since 1987	Managing Director, Greenwich Associates (a research based consulting firm) (1976-Present); Director of Arlington Capital Management (CI) Limited (investment advisory firm) (1992-Present); and Chair of Trust Advisory Committee of Tau Beta Pi Association (engineering honor society) (1985-Present).	27	None
INTERESTED TRUSTEE
David G. Van Hooser (63)* Chairman, Trustee and President	Since 2000	President (2002-Present), Director and Chairman of the Board (2000-Present), Harbor Capital Advisors, Inc.; Chief Executive Officer (2007-Present), President (2003-2007) and Director (2000-Present), Harbor Funds Distributors, Inc.; and Director, Harbor Services Group, Inc. (2000-Present).	27	None

70

Harbor Target Retirement Funds

ADDITIONAL INFORMATION—Continued

Name (Age) Position(s) with Fund Address	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years
FUND OFFICERS**
Charles F. McCain (40) Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel and Chief Compliance Officer (2004-Present), Harbor Capital Advisors, Inc.; Director (2007-Present) and Chief Compliance Officer (2004-Present) Harbor Services Group, Inc.; Director, Executive Vice President and Chief Compliance Officer (2007-Present), Harbor Funds Distributors Inc.; and Junior Partner, Wilmer Cutler Pickering Hale and Dorr LLP (law firm) (1996-2004).

Anmarie S. Kolinski (38) Treasurer	Since 2007	Executive Vice President and Chief Financial Officer (2007-Present), Vice President – Internal Audit (2005-2007), Harbor Capital Advisors, Inc.; Chief Financial Officer (2007-Present), Harbor Services Group, Inc., and Audit Senior Manager (2002-2005), Ernst & Young LLP.

Erik D. Ojala (34) Vice President and Secretary	Since 2007	Senior Vice President and Associate General Counsel (2007-Present), Harbor Capital Advisors, Inc.; Vice President and Assistant General Counsel (2003-2007), Corporate Secretary (2006-2007) and Compliance Officer (2003-2004), Ariel Investments, LLC; and Vice President and Secretary (2003-2007), Ariel Investment Trust (mutual funds).

Brian L. Collins (41) Vice President	Since 2005	Executive Vice President and Chief Investment Officer (2004-Present), Harbor Capital Advisors, Inc.; and Director, U.S. Investment Management Research (1998-2004), Mercer Investment Consulting, Inc.

Charles P. Ragusa (50) Vice President	Since 2007	Executive Vice President (2007-Present), Harbor Capital Advisors, Inc.; President (2007-Present), Harbor Services Group, Inc.; Executive Vice President (2007-Present), Harbor Funds Distributors, Inc.; Vice President, Mutual Fund Operations (2005-2007) Boston Financial Data Services, Inc.; and Senior Vice President (2002-2005), IXIS Asset Management Services Co.

Jodie L. Crotteau (37) Assistant Secretary	Since 2005	Vice President, Secretary and Compliance Director (2007-Present), Assistant Secretary (2005-2007), Compliance Manager (2005-2006), and Regulatory Compliance Specialist (2004-2005), Harbor Capital Advisors, Inc.; Assistant Secretary (2005-Present), Harbor Services Group, Inc.; and Assistant Secretary (2007-Present), Harbor Funds Distributors, Inc.

Susan A. DeRoche (57) Assistant Secretary 33 Arch Street Suite 2001 Boston, MA 02110	Since 2006	Vice President and Compliance Director (2007-Present), Assistant Secretary (2006-Present) and Compliance Manager (2006), Harbor Capital Advisors, Inc.; Secretary (2007-Present) Harbor Funds Distributors, Inc.; and Securities Specialist (1981-2006), Wilmer Cutler Pickering Hale and Dorr LLP (law firm).

1	Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
*	Mr. Van Hooser is deemed an “Interested Trustee” due to his affiliation with the Adviser and Distributor of Harbor Funds.
**	Officers of the Funds are “interested persons” as defined in the Investment Company Act.

(This document must be preceded or accompanied by a Prospectus.)

71

Harbor’s Privacy Statement

The following privacy statement is issued by Harbor Funds and each series of Harbor Funds and its affiliates, Harbor Capital Advisors, Inc., Harbor Services Group, Inc. and Harbor Funds Distributors, Inc. These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

Personal Information

It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our website (including any information captured through our use of “cookies”) and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our website, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our website. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use “cookies” and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

Information Sharing

We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted or required by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms, as well as with other financial institutions. These companies may not use the information for any other purpose. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account(s).

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

Access to Information

Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your account(s), resolving problems or informing you of new products or services.

Security

We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

For customers accessing information through our website, various forms of Internet security, such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our website at www.harborfunds.com.

We recommend that you read and retain this notice for your personal files

72

Glossary

Russell 1000® Growth Index—An unmanaged index generally representative of the U.S. market for larger capitalization growth stocks. Measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth value.

Standard & Poor’s 500 Stock Index (S&P 500)—An unmanaged index generally representative of the U.S. stock market.

Russell Midcap® Growth Index—An unmanaged index generally representative of the U.S. market for medium capitalization growth stocks.

Russell 2000® Growth Index—An unmanaged index representing the smallest 2000 stocks with the highest price-to-book ratio and future earnings according to the Frank Russell Company.

Russell 1000® Value Index—An unmanaged index generally representative of the U.S. market for larger capitalization value stocks.

Russell Midcap® Value Index—An unmanaged index generally representative of the U.S. market for medium capitalization value stocks.

Russell 2000® Value Index—An unmanaged index representing the smallest 2000 stocks with the lowest price-to-book ratio and future earnings according to the Frank Russell Company.

MSCI EAFE Index (Morgan Stanley Capital International—Europe, Australasia, Far East)—An unmanaged index generally representative of major overseas stock markets that is designed to measure developed market equity performance, excluding the U.S. and Canada.

MSCI EAFE Growth Index (Morgan Stanley Capital International—Europe, Australasia, Far East Growth)—An unmanaged index generally representative of growth stocks within the major overseas stock markets.

MSCI (Morgan Stanley Capital International) World Index—A free float-adjusted market capitalization index that is designed to measure global developed market equity performance.

BofA Merrill Lynch US High Yield Index—An unmanaged index that tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.

Barclays Capital U.S. Aggregate Bond Index—An unmanaged index of investment-grade fixed-rate debt issues with maturities of at least one year.

Barclays Capital U.S. TIPS Index—An unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), having at least one year to final maturity, and at least $250 million par amount outstanding.

BofA Merrill Lynch 1-3 Year US Treasury Index—An unmanaged index consisting of all public U.S. Treasury obligations having maturities from 1 to 2.99 years and reflects total return.

BofA Merrill Lynch 3-Month Treasury Bills—90-day Treasury Bills are debt obligations issued by the U.S. government with a maturity of 90 days.

12b-1 Fee—A mutual fund fee, named for the SEC rule that permits it, used to pay for broker-dealer compensation and other distribution costs. If a fund has a 12b-1 fee, it will be disclosed in the fee table of a fund’s prospectus.

ADR—ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

Average Market Capitalization—The average market capitalization of a fund’s equity portfolio gives you a measure of the size of the companies in which the fund invests. Market capitalization is calculated by multiplying the number of a company’s shares outstanding by its price per share.

Average Weighted Coupon—A calculation from a fund’s portfolio by weighting the coupon of each bond by its relative size in the portfolio.

Beta—A measure of market-related risk. The beta of every index is 1.00, no matter how volatile the index is. A beta less than one means the portfolio is less volatile than the index. A beta higher than one indicates more volatility than the index.

Bottom-Up Equity Management Style—A management style that de-emphasizes the significance of economic and market cycles, focusing instead on the analysis of individual stocks.

73

Glossary—Continued

Capital Gains Distribution—Profits distributed to shareholders resulting from the sale of securities held in the fund’s portfolio.

Credit Risk—The possibility that a bond issuer may not be able to pay interest and repay its debt.

CUSIP Number—Identification number assigned to every stock, corporate bond and municipal bond by the Committee on Uniform Securities Identification Procedures (CUSIP), which is established by the American Bankers Association.

Diversification—The practice of investing broadly across securities of a number of issuers to reduce risk.

Duration—A common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

Emerging Markets—Emerging markets are countries with relatively young stock and bond markets. Examples include Brazil and Thailand. Typically, emerging-markets investments have the potential for losses and gains larger than those of developed-market investments.

Expense Ratio—The fund’s total annual operating expenses (including management fees, distribution (12b-1) fees and other expenses) expressed as a percentage of average net assets.

Family of Funds—A group of mutual funds, each typically with its own investment objective, managed and distributed by the same company.

GDR—GDR after the name of a holding stands for Global Depositary Receipt representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

Inception Date—The date on which the fund commenced operations.

Investment Objective—The goal that an investor and mutual fund pursue together (e.g., current income, long-term capital growth, etc.)

Median Market Cap—An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Net Asset Value (NAV)—The per share value of a mutual fund, determined by subtracting the fund’s liabilities from its assets and dividing by the number of shares outstanding. Mutual funds calculate their NAVs at least once each business day.

No-load Fund—A mutual fund whose shares are sold without a sales commission and without a 12b-1 fee of more than .25 percent per year. Harbor funds are no-load.

Open-End Investment Company—The legal name for a mutual fund, indicating that it stands ready to redeem (buy back) its shares from investors on any business day. Harbor Funds is an open-end investment company.

Operating Expenses—Business costs paid from a fund’s assets before earnings are distributed to shareholders. These include management fees and 12b-1 fees and other expenses.

Portfolio Manager—A specialist employed by a mutual fund’s adviser to invest the fund’s assets in accordance with predetermined investment objectives.

Portfolio Turnover—A measure of the trading activity in a fund’s investment portfolio (how often securities are bought and sold by a fund). An indication of a fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Price to Book Ratio (P/B)—A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value. For a fund, the weighted average price/book ratio of the stocks it holds.

Price to Earnings Ratio (P/E)—The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the market expectations are for a company’s future growth.

Prospectus—The official document that describes a mutual fund to prospective investors. The prospectus contains information required by the SEC, such as investment objectives and policies, risks, services and fees.

74

Glossary—Continued

R-Squared—R-Squared is the measure of correlation between a fund and the market (benchmark). It is calculated by regressing the fund against an appropriate index over time. Values range between 0 and 1. The higher the value of R-Square, the greater the correlation between the two. R-Squared is calculated over the last 36 months. An R-squared of 1 means that all movements of a fund are completely explained by movements in the index. Conversely, a low R-squared indicates that very few of the fund’s movements are explained by movements in its benchmark index. An R-squared measure of 0.35, for example, means that only 35% of the fund’s movements can be explained by movements in its benchmark index. Therefore, R-squared can be used to ascertain the significance of a particular beta or alpha. Generally, a higher R-squared will indicate a more useful beta figure. If the R-squared is lower, then the beta is less relevant to the fund’s performance.

Record Date—The date on which a shareholder must officially own shares in order to be entitled to a dividend.

Redemption Fee—Fee charged to shareholders by a mutual fund when they sell shares within a specified period after purchase. The time limit and size of fee vary among funds. The fee is paid to the fund, not the fund’s investment adviser. Its purpose is to protect long-term investors from the impact of short-term traders.

REITs (Real Estate Investment Trust)—REITs invest in real estate or loans secured by real estate and issue shares in such investments. A REIT is similar to a closed-end mutual fund.

Repurchase Agreement (Repo)—A form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors, usually on an overnight basis, and buys them back the following day. For the party selling the security (and agreeing to repurchase it in the future), it is a repo. For the party on the other end of the transaction (buying the security and agreeing to sell back in the future), it is a reverse repurchase agreement.

Risk/Reward (or Return)—The relationship between the degree of risk associated with an investment and its return potential. Typically, the higher the potential return of an investment, the greater the risk.

Statement of Additional Information (SAI)—The supplementary document to a prospectus that contains more detailed information about a mutual fund; also known as “Part B” of a fund’s registration statement.

TBAs—A term used to describe a forward mortgage-backed securities trade. Pass-through securities issued by Freddie Mac, Fannie Mae and Ginnie Mae trade in the TBA market. The term TBA is derived from the fact that the actual mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made. The securities are “to be announced” 48 hours prior to the established trade settlement date.

TIPS—Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

Top-Down Equity Management Style—Investment style that begins with an assessment of the overall economic environment and makes a general asset allocation decision regarding various sectors of the financial markets and various industries.

Total Return—Return on an investment over a specified period, including price appreciation (or depreciation) plus any income, expressed as an average annual compound of return.

Yield to Maturity—The term used to describe the rate of return an investor will receive if a long-term, interest-bearing security, such as a bond, is held to its maturity date. Yield to maturity is greater than the coupon rate if the bond is selling at a discount and less than the coupon rate if it is selling at a premium.

Weighted Average Credit Quality—Average credit quality gives a snapshot of the portfolio’s overall credit quality. It is an average of each bond’s credit rating, adjusted for its relative weighting in the portfolio. U.S. government bonds carry the highest credit rating, while bonds issued by speculative or bankrupt companies usually carry the lowest credit ratings. Anything at or below BB is considered a high-yield or “junk” bond.

Weighted Average Duration—Duration is a time measure of a bond’s interest-rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder. Time periods are weighted by multiplying by the present value of its cash flow divided by the bond’s price. (A bond’s cash flows consist of coupon payments and repayment of capital.) A bond’s duration will almost always be shorter than its maturity, with the exception of zero-coupon bonds, for which maturity and duration are equal.

Weighted Average Maturity—The average length of time until principal must be repaid for all bonds in a mutual fund portfolio on a dollar weighted basis.

Yield—A measure of net income (dividends and interest) earned by the securities in the fund’s portfolio less fund expenses during a specified period. A fund’s yield is expressed as a percentage of the maximum offering price per share on a specified date.

75

111 South Wacker Drive, 34th Floor	Chicago, IL 60606-4302	800-422-1050	www.harborfunds.com

Trustees & Officers

David G. Van Hooser

Chairman, President & Trustee

Raymond J. Ball

Trustee

Howard P. Colhoun

Trustee

John P. Gould

Trustee

Rodger F. Smith

Trustee

Charles F. McCain

Chief Compliance Officer

Anmarie S. Kolinski

Treasurer

Erik D. Ojala

Vice President & Secretary

Brian L. Collins

Vice President

Charles P. Ragusa

Vice President

Jodie L. Crotteau

Assistant Secretary

Susan A. DeRoche

Assistant Secretary

Investment Adviser

Harbor Capital Advisors, Inc.

111 South Wacker Drive, 34th Floor

Chicago, IL 60606-4302

Distributor & Principal Underwriter

Harbor Funds Distributors, Inc.

111 South Wacker Drive, 34th Floor

Chicago, IL 60606-4302

312-443-4400

Shareholder Servicing Agent

Harbor Services Group, Inc.

P.O. Box 804660

Chicago, IL 60680-4108

800-422-1050

Custodian

State Street Bank & Trust Company

225 Franklin Street

Boston, MA 02110

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

12/2009/200	FD.AR.T.1009

ITEM 2 – CODE OF ETHICS

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant’s Board has determined that each Howard P. Colhoun and Raymond J. Ball, both a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Howard P. Colhoun and Raymond J. Ball are each deemed “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2009: $ 535,125

Fiscal Year Ended October 31, 2008: $ 486,000

(b)	Audit-Related Fees.

Fiscal Year Ended October 31, 2009: $ 0

Fiscal Year Ended October 31, 2008: $ 0

(c)	Tax Fees.

Fiscal Year Ended October 31, 2009: $ 235,000

Fiscal Year Ended October 31, 2008: $ 212,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant.

(d)	All Other Fees.

Fiscal Year Ended October 31, 2009: $ 0

Fiscal Year Ended October 31, 2008: $ 0

(e)	(1) Pre-Approval Policies.

The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services (other than certain de minimis non-audit services) provided to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Audit Committee has delegated to its Chairman the responsibility for considering and, if appropriate, pre-approving audit or permitted non-audit services in an amount sufficient to complete services and to determine if such services would be consistent with maintaining the accountant’s independence. The Audit Committee Chairman is required to report to the full Audit Committee as to the nature and amount of such services and fees pre-approved at the next scheduled Audit Committee meeting. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Registrant.

(2)	No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)	Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2009: $ 51,691

Fiscal Year Ended October 31, 2008: $ 235,864

Includes fees billed in connection with tax compliance, planning and advice services, and regulatory compliance reviews for the Registrant, the Registrant’s Adviser and other affiliates.

(h)	For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6 – SCHEDULE OF INVESTMENTS

Included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9 – PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the date of the prior Form N-CSR.

ITEM 11 – CONTROLS AND PROCEDURES

(a)

The Principal Executive and Financial Officers concluded that the registrant’s disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12 – EXHIBITS

(a)(1)	Code of ethics referred to in Item 2 is attached hereto.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto.

Exhibit Index

Number	Description

99.CODE ETH	Code of Business Conduct and Ethics.

99.CERT1	Certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

99.CERT2	Certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

99.906CERT	Certification as required by Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed this 4th day of January, 2010 on its behalf by the undersigned, thereunto duly authorized.

HARBOR FUNDS

By:	/s/ David G. Van Hooser
David G. Van Hooser
Chairman, President, Trustee
And Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David G. Van Hooser David G. Van Hooser	Chairman, President, Trustee and Chief Executive Officer	January 4, 2010

By:	/s/ Anmarie S. Kolinski Anmarie S. Kolinski	Treasurer and Chief Financial Officer	January 4, 2010